STATEMENT OF ADDITIONAL INFORMATION
September 1, 2015
Columbia Funds Series Trust
Columbia AMT-Free California Intermediate Muni Bond Fund
Class A: NACMX	Class B: CCIBX	Class C: CCICX
Class R4: CCMRX	Class R5: CNBRX	Class Z: NCMAX
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Class A: NGIMX	Class B: NGITX	Class C: NGINX
Class R4: CGIMX	Class Z: NGAMX
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Class A: NMDMX	Class B: NMITX	Class C: NMINX
Class R4: CMDMX	Class Z: NMDBX
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Class A: NNCIX	Class B: NNITX	Class C: NNINX
Class R4: CNCEX	Class Z: NNIBX
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Class A: NSCIX	Class B: NISCX	Class C: NSICX
Class R4: CSICX	Class Z: NSCMX
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Class A: NVAFX	Class B: NVANX	Class C: NVRCX
Class R4: CAIVX	Class Z: NVABX
Columbia Capital Allocation Moderate Aggressive Portfolio
Class A: NBIAX	Class B: NLBBX	Class C: NBICX
Class K: CAMKX	Class R: CLBRX	Class R4: CGBRX
Class R5: CLHRX	Class T: CGGTX	Class Y: CPHNX
Class Z: NBGPX
Columbia Capital Allocation Moderate Conservative Portfolio
Class A: NLGAX	Class B: NLIBX	Class C: NIICX
Class K: CCAKX	Class R: CLIRX	Class R4: CHWRX
Class R5: CLRRX	Class Y: CPDGX	Class Z: NIPAX
Columbia Convertible Securities Fund
Class A: PACIX	Class B: NCVBX	Class C: PHIKX
Class I: CCSIX	Class R: CVBRX	Class R4: COVRX
Class R5: COCRX	Class W: CVBWX	Class Y: CSFYX
Class Z: NCIAX
Columbia Global Strategic Equity Fund
Class A: NLGIX	Class B: NLGBX	Class C: NLGCX
Class K: CGRUX	Class R: CLGRX	Class R4: CWPRX
Class R5: CGPRX	Class Z: NGPAX
Columbia International Opportunities Fund
Class A: MAIOX	Class B: MBIOX	Class C: MCIOX
Class I: CMOIX	Class R: CMORX	Class R4: CLFRX
Class Z: NMOAX
Columbia International Value Fund
Class A: NIVLX	Class B: NBIVX	Class C: NVICX
Class I: CVLIX	Class R: CIVRX	Class R4: CVFRX
Class R5: CLVRX	Class Z: EMIEX
Columbia Large Cap Enhanced Core Fund
Class A: NMIAX	Class I: CCEIX	Class R: CCERX
Class R4: CECFX	Class R5: CLNCX	Class Y: CECYX
Class Z: NMIMX
Columbia Large Cap Index Fund
Class A: NEIAX	Class B: CLIBX	Class I: CCXIX
Class R5: CLXRX	Class Z: NINDX
Columbia Marsico 21st Century Fund
Class A: NMTAX	Class B: NMTBX	Class C: NMYCX
Class R: CMTRX	Class R4: CTFRX	Class R5: CADQX
Class Z: NMYAX
Columbia Marsico Focused Equities Fund
Class A: NFEAX	Class B: NFEBX	Class C: NFECX
Class I: CMRIX	Class R4: CSFRX	Class R5: CADRX
Class Z: NFEPX
Columbia Marsico Global Fund
Class A: COGAX	Class C: COGCX	Class R: COGRX
Class R4: CADHX	Class R5: CADIX	Class Z: COGZX
Columbia Marsico Growth Fund
Class A: NMGIX	Class B: NGIBX	Class C: NMICX
Class I: CMWIX	Class R: CMWRX	Class R4: CWSRX
Class R5: CTGRX	Class W: CMSWX	Class Z: NGIPX
Columbia Mid Cap Index Fund
Class A: NTIAX	Class I: CIDIX	Class R5: CPXRX
Class Z: NMPAX
Columbia Mid Cap Value Fund
Class A: CMUAX	Class B: CMUBX	Class C: CMUCX
Class I: CMVUX	Class K: CMUFX	Class R: CMVRX
Class R4: CFDRX	Class R5: CVERX	Class W: CMUWX
Class Y: CMVYX	Class Z: NAMAX
Columbia Overseas Value Fund
Class A: COAVX	Class B: COBVX	Class C: COCVX
Class I: COVIX	Class K: COKVX	Class R: —
Class R4: COSVX	Class R5: COSSX	Class W: COVWX
Class Y: COSYX	Class Z: COSZX
Columbia Select International Equity Fund
Class A: NIIAX	Class B: NIENX	Class C: NITRX
Class I: CUAIX	Class K: CMEFX	Class R: CIERX
Class R4: CQYRX	Class R5: CQQRX	Class W: CMAWX
Class Y: CMIYX	Class Z: NIEQX
Columbia Select Large Cap Equity Fund
Class A: NSGAX	Class B: NSIBX	Class C: NSGCX
Class I: CLPIX	Class R5: CLCRX	Class W: CLCWX
Class Z: NSEPX
Columbia Short Term Bond Fund
Class A: NSTRX	Class B: NSTFX	Class C: NSTIX
Class I: CTMIX	Class K: CBRFX	Class R: CSBRX
Class R4: CMDRX	Class R5: CCBRX	Class W: CSBWX
Class Y: CSBYX	Class Z: NSTMX
Columbia Short Term Municipal Bond Fund
Class A: NSMMX	Class B: NSMNX	Class C: NSMUX
Class R4: CSMTX	Class R5: CNNRX	Class Z: NSMIX
Columbia Small Cap Index Fund
Class A: NMSAX	Class B: CIDBX	Class I: CSIIX
Class K: CIDUX	Class R5: CXXRX	Class W: CSMWX
Class Z: NMSCX
Columbia Small Cap Value Fund II
Class A: COVAX	Class B: COVBX	Class C: COVCX
Class I: CSLIX	Class R: CCTRX	Class R4: CLURX
Class R5: CRRRX	Class Y: CRRYX	Class Z: NSVAX

Columbia Funds Series Trust II
Active Portfolios® Multi-Manager Value Fund
Class A: CDEIX
Columbia Absolute Return Currency and Income Fund
Class A: RARAX	Class B: CARBX	Class C: RARCX
Class I: RVAIX	Class R4: CARCX	Class R5: COUIX
Class W: RACWX	Class Y: CABYX	Class Z: CACZX
Columbia AMT-Free Tax-Exempt Bond Fund
Class A: INTAX	Class B: ITEBX	Class C: RTCEX
Class R4: CATRX	Class R5: CADNX	Class Z: CATZX
Columbia Asia Pacific ex-Japan Fund
Class A: CAJAX	Class C: CAJCX	Class I: CAPIX
Class R: CAJRX	Class R5: TAPRX	Class Z: CAJZX
Columbia Capital Allocation Aggressive Portfolio
Class A: AXBAX	Class B: AXPBX	Class C: RBGCX
Class K: CAGRX	Class R: CPARX	Class R4: CPDAX
Class R5: CPANX	Class Y: CPDIX	Class Z: CPAZX
Columbia Capital Allocation Conservative Portfolio
Class A: ABDAX	Class B: ABBDX	Class C: RPCCX
Class K: CPVRX	Class R: CBVRX	Class R4: CPCYX
Class R5: CPAOX	Class Y: CPDHX	Class Z: CBVZX
Columbia Capital Allocation Moderate Portfolio
Class A: ABUAX	Class B: AURBX	Class C: AMTCX
Class K: CBRRX	Class R: CBMRX	Class R4: CPCZX
Class R5: CPAMX	Class Y: CPDMX	Class Z: CBMZX
Columbia Commodity Strategy Fund
Class A: CCSAX	Class C: CCSCX	Class I: CCIYX
Class R: CCSRX	Class R4: CCOMX	Class R5: CADLX
Class W: CCSWX	Class Y: CCFYX	Class Z: CCSZX
Columbia Diversified Equity Income Fund
Class A: INDZX	Class B: IDEBX	Class C: ADECX
Class I: ADIIX	Class K: IDQYX	Class R: RDEIX
Class R4: RDERX	Class R5: RSEDX	Class W: CDEWX
Class Y: CDEYX	Class Z: CDVZX
Columbia Dividend Opportunity Fund
Class A: INUTX	Class B: IUTBX	Class C: ACUIX
Class I: RSOIX	Class K: RSORX	Class R: RSOOX
Class R4: CDORX	Class R5: RSDFX	Class W: CDOWX
Class Y: CDOYX	Class Z: CDOZX
Columbia Emerging Markets Bond Fund
Class A: REBAX	Class B: CMBBX	Class C: REBCX
Class I: RSMIX	Class K: CMKRX	Class R: CMBRX
Class R4: CEBSX	Class R5: CEBRX	Class W: REMWX
Class Y: CEBYX	Class Z: CMBZX
Columbia European Equity Fund
Class A: AXEAX	Class B: AEEBX	Class C: REECX
Class I: CEEIX	Class K: CEQRX	Class R4: CADJX
Class R5: CADKX	Class W: CEEWX	Class Z: CEEZX
Columbia Flexible Capital Income Fund
Class A: CFIAX	Class C: CFIGX	Class I: CFIIX
Class R: CFIRX	Class R4: CFCRX	Class R5: CFXRX
Class W: CFIWX	Class Z: CFIZX
Columbia Floating Rate Fund
Class A: RFRAX	Class B: RSFBX	Class C: RFRCX
Class I: RFRIX	Class K: CFERX	Class R: CFRRX
Class R4: CFLRX	Class R5: RFRFX	Class W: RFRWX
Class Y: CFRYX	Class Z: CFRZX
Columbia Global Bond Fund
Class A: IGBFX	Class B: IGLOX	Class C: AGBCX
Class I: AGBIX	Class K: RGBRX	Class R: RBGRX
Class W: RGBWX	Class Y: CGBYX	Class Z: CGBZX
Columbia Global Equity Value Fund
Class A: IEVAX	Class B: INEGX	Class C: REVCX
Class I: CEQIX	Class K: AEVYX	Class R: REVRX
Class R4: RSEVX	Class R5: RSEYX	Class W: CEVWX
Class Y: CEVYX	Class Z: CEVZX
Columbia Global Infrastructure Fund
Class A: RRIAX	Class B: RRIBX	Class C: RRICX
Class I: RRIIX	Class K: RRIYX	Class R: RRIRX
Class R4: CRRIX	Class R5: RRIZX	Class Z: CRIZX
Columbia Global Opportunities Fund
Class A: IMRFX	Class B: IMRBX	Class C: RSSCX
Class K: IDRYX	Class R: CSARX	Class R4: CSDRX
Class R5: CLNRX	Class W: CGOPX	Class Z: CSAZX
Columbia High Yield Bond Fund
Class A: INEAX	Class B: IEIBX	Class C: APECX
Class I: RSHIX	Class K: RSHYX	Class R: CHBRX
Class R4: CYLRX	Class R5: RSHRX	Class W: RHYWX
Class Y: CHYYX	Class Z: CHYZX
Columbia Income Builder Fund
Class A: RBBAX	Class B: RBBBX	Class C: RBBCX
Class K: CIPRX	Class R: CBURX	Class R4: CNMRX
Class R5: CKKRX	Class W: CINDX	Class Z: CBUZX
Columbia Income Opportunities Fund
Class A: AIOAX	Class B: AIOBX	Class C: RIOCX
Class I: AOPIX	Class K: COPRX	Class R: CIORX
Class R4: CPPRX	Class R5: CEPRX	Class W: CIOWX
Class Y: CIOYX	Class Z: CIOZX
Columbia Inflation Protected Securities Fund
Class A: APSAX	Class B: APSBX	Class C: RIPCX
Class I: AIPIX	Class K: CISRX	Class R: RIPRX
Class R5: CFSRX	Class W: RIPWX	Class Z: CIPZX
Columbia Large Core Quantitative Fund
Class A: AQEAX	Class B: AQEBX	Class C: RDCEX
Class I: ALEIX	Class K: RQEYX	Class R: CLQRX
Class R4: CLCQX	Class R5: RSIPX	Class W: RDEWX
Class Y: CCQYX	Class Z: CCRZX
Columbia Large Growth Quantitative Fund
Class A: RDLAX	Class B: CGQBX	Class C: RDLCX
Class I: RDLIX	Class K: RDLFX	Class R: CGQRX
Class R4: CGQFX	Class R5: CQURX	Class W: RDLWX
Class Y: CGQYX	Class Z: CLQZX
Columbia Large Value Quantitative Fund
Class A: RLCAX	Class B: CVQBX	Class C: RDCCX
Class I: CLQIX	Class K: RLCYX	Class R: RLCOX
Class R4: COLEX	Class R5: COLVX	Class T: CVQTX
Class W: RLCWX	Class Y: COLYX	Class Z: CVQZX
Columbia Limited Duration Credit Fund
Class A: ALDAX	Class B: ALDBX	Class C: RDCLX
Class I: ALDIX	Class K: CLDRX	Class R4: CDLRX
Class R5: CTLRX	Class W: RLDWX	Class Y: CLDYX
Class Z: CLDZX
Columbia Marsico Flexible Capital Fund
Class A: CCMAX	Class C: CCFCX	Class I: CFCIX
Class R: CCFRX	Class R4: CMECX	Class R5: CTXRX
Class Z: CCMZX
Columbia Minnesota Tax-Exempt Fund
Class A: IMNTX	Class B: IDSMX	Class C: RMTCX
Class R4: CLONX	Class R5: CADOX	Class Z: CMNZX
Columbia Money Market Fund
Class A: IDSXX	Class B: ACBXX	Class C: RCCXX
Class I: RCIXX	Class R: RVRXX	Class R5: CMRXX
Class W: RCWXX	Class Z: IDYXX
Columbia Mortgage Opportunities Fund
Class A: CLMAX	Class C: CLMCX	Class I: CLMIX
Class R4: CLMFX	Class R5: CLMVX	Class W: CLMWX
Class Z: CLMZX
Columbia Multi-Advisor Small Cap Value Fund
Class A: ASVAX	Class B: ASVBX	Class C: APVCX
Class I: CAVIX	Class K: RSGLX	Class R: RSVTX
Class R4: RSVRX	Class R5: RSCVX	Class Z: CMAZX
Columbia Select Global Equity Fund
Class A: IGLGX	Class B: IDGBX	Class C: RGCEX
Class I: CGEIX	Class K: IDGYX	Class R: CGERX
Class R5: RGERX	Class W: CGEWX	Class Z: CGEZX
Columbia Select Large-Cap Value Fund
Class A: SLVAX	Class B: SLVBX	Class C: SVLCX
Class I: CLVIX	Class K: SLVTX	Class R: SLVRX
Class R4: CSERX	Class R5: SLVIX	Class W: CSVWX
Class Y: CSRYX	Class Z: CSVZX

Columbia Select Smaller-Cap Value Fund
Class A: SSCVX	Class B: SSCBX	Class C: SVMCX
Class I: CSSIX	Class K: SSLRX	Class R: SSVRX
Class R4: CSPRX	Class R5: SSVIX	Class Y: CSSYX
Class Z: CSSZX
Columbia Seligman Communications and Information Fund
Class A: SLMCX	Class B: SLMBX	Class C: SCICX
Class I: CSFIX	Class K: SCIFX	Class R: SCIRX
Class R4: SCIOX	Class R5: SCMIX	Class Z: CCIZX
Columbia Seligman Global Technology Fund
Class A: SHGTX	Class B: SHTBX	Class C: SHTCX
Class I: CSYIX	Class K: SGTSX	Class R: SGTRX
Class R4: CCHRX	Class R5: SGTTX	Class Z: CSGZX
Columbia Small/Mid Cap Value Fund
Class A: AMVAX	Class B: AMVBX	Class C: AMVCX
Class I: RMCIX	Class K: RMCVX	Class R: RMVTX
Class R4: RMCRX	Class R5: RSCMX	Class W: CVOWX
Class Y: CPHPX	Class Z: CMOZX
Columbia U.S. Government Mortgage Fund
Class A: AUGAX	Class B: AUGBX	Class C: AUGCX
Class I: RVGIX	Class K: RSGYX	Class R4: CUVRX
Class R5: CGVRX	Class W: CGMWX	Class Y: CUGYX
Class Z: CUGZX
Unless the context indicates otherwise, references herein to “each Fund”, “the Funds”, “a Fund” or “Funds” refers to each Fund listed above.
This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with each Fund’s current prospectus (as amended or supplemented), the date of which may be found in the section of this SAI entitled About the Trusts. The most recent annual report for each Fund, which includes the Fund’s audited financial statements for its most recent fiscal period, is incorporated by reference into this SAI.
Copies of the Funds' current prospectuses and annual and semiannual reports may be obtained without charge by writing Columbia Funds, c/o Columbia Management Investment Services Corp., P.O. Box 8081, Boston, MA 02266-8081, by calling Columbia Funds at 800.345.6611 or by visiting the Columbia Funds’ website at www.columbiathreadneedle.com/us.

Statement of Additional Information – September 1, 2015	1

SAI PRIMER
The SAI is a part of the Funds' registration statement that is filed with the SEC. The registration statement includes the Funds' prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.columbiathreadneedle.com/us or by accessing the SEC’s website at www.sec.gov.
For purposes of any electronic version of this SAI, all references to websites, or universal resource locators (URLs), are intended to be inactive and are not meant to incorporate the contents of any such website or URL into this SAI.
The SAI generally provides additional information about the Funds that is not required to be in the Funds' prospectuses. The SAI expands discussions of certain matters described in the Funds' prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:
■	the organization of each Trust;
■	the Funds' investments;
■	the Funds' investment adviser, investment subadviser(s) (if any) and other service providers, including roles and relationships of Ameriprise Financial and its affiliates, and conflicts of interest;
■	the governance of the Funds;
■	the Funds' brokerage practices;
■	the share classes offered by the Funds;
■	the purchase, redemption and pricing of Fund shares; and
■	the application of U.S. federal income tax laws.
Investors may find this information important and helpful. If you have any questions about the Funds, please call Columbia Funds at 800.345.6611 or contact your financial advisor.
Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.
Glossary
1933 Act	Securities Act of 1933, as amended
1934 Act	Securities Exchange Act of 1934, as amended
1940 Act	Investment Company Act of 1940, as amended
Administrative Services Agreement	The Administrative Services Agreement, as amended, if applicable, between a Trust, on behalf of the Funds, and the Investment Manager
Ameriprise Financial	Ameriprise Financial, Inc.
BANA	Bank of America, National Association
Bank of America	Bank of America Corporation
BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.
Barrow Hanley	Barrow, Hanley, Mewhinney & Strauss, LLC
Board	The Trusts' Board of Trustees
Board Services	Board Services Corporation
Business Day	Any day on which the NYSE is open for business
Capital Allocation Portfolios	Collectively, Columbia Capital Allocation Aggressive Portfolio, Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio
CEA	Commodity Exchange Act
CFST	Columbia Funds Series Trust
CFST I	Columbia Funds Series Trust I
CFST II	Columbia Funds Series Trust II
CFTC	The United States Commodities Futures Trading Commission
CMOs	Collateralized mortgage obligations
Code	Internal Revenue Code of 1986, as amended
Statement of Additional Information – September 1, 2015	2

Codes of Ethics	The codes of ethics adopted by the Funds, the Investment Manager, the Distributor and/or any sub-adviser, as applicable, pursuant to Rule 17j-1 under the 1940 Act
Columbia Funds Complex	The fund complex that is comprised of the registered investment companies advised by the Investment Manager or its affiliates
Columbia Funds or Columbia Fund Family	The open-end investment management companies, including the Funds, advised by the Investment Manager or its affiliates or principally underwritten by the Distributor
Columbia Management	Columbia Management Investment Advisers, LLC
Custodian	JPMorgan Chase Bank, N.A.
CVP – Managed Volatility Funds	Columbia Variable Portfolio – Managed Volatility Conservative Fund, Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund, Columbia Variable Portfolio – Managed Volatility Growth Fund and Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund
DFA	Dimensional Fund Advisors LP
Distribution Agreement	The Distribution Agreement between a Trust, on behalf of the Funds, and the Distributor
Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares
Distributor	Columbia Management Investment Distributors, Inc.
Donald Smith	Donald Smith & Co., Inc.
FDIC	Federal Deposit Insurance Corporation
Feeder Fund	A series of CFST that had invested all of its assets in the Master Portfolio; after the close of business on December 13, 2013, the Feeder Fund, International Value Fund, converted to a stand-alone Fund and ceased being a Feeder Fund
FHLMC	The Federal Home Loan Mortgage Corporation
Fitch	Fitch, Inc.
FNMA	Federal National Mortgage Association
The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI
GNMA	Government National Mortgage Association
Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds
Interested Trustees	The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of the Funds
Investment Management Services Agreement	The Investment Management Services Agreements, as amended, if applicable, between a Trust, on behalf of the Funds, and the Investment Manager
Investment Manager	Columbia Management Investment Advisers, LLC
IRS	United States Internal Revenue Service
JPMorgan	JPMorgan Chase Bank, N.A., the Funds' custodian
LIBOR	London Interbank Offered Rate
Management Agreement	The Management Agreements, as amended, if applicable, between a Trust, on behalf of the Funds, and the Investment Manager
Marsico Capital	Marsico Capital Management, LLC
Master Portfolio	Columbia International Value Master Portfolio, a series of Columbia Funds Master Investment Trust, LLC
MetWest Capital	Metropolitan West Capital Management, LLC
Moody’s	Moody’s Investors Service, Inc.
NASDAQ	National Association of Securities Dealers Automated Quotations system
Statement of Additional Information – September 1, 2015	3

Nations Funds	The Funds within the Columbia Funds Complex that historically bore the Nations brand and includes series of CFST
NAV	Net asset value per share of a Fund
NRSRO	Nationally recognized statistical ratings organization (such as, for example, Moody’s, Fitch or S&P)
NSCC	National Securities Clearing Corporation
NYSE	New York Stock Exchange
Previous Adviser	Columbia Management Advisors, LLC, the investment adviser of certain Columbia Funds prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America.
Previous Distributor	Columbia Management Distributors, Inc., the distributor of certain Columbia Funds prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America.
Previous Transfer Agent	Columbia Management Services, Inc., the transfer agent of certain Columbia Funds prior to May 1, 2010 when Ameriprise Financial acquired the long-term asset management business of the Previous Adviser, which is an indirect wholly-owned subsidiary of Bank of America.
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
RIC	A “regulated investment company,” as such term is used in the Code
RiverSource Funds	The Funds within the Columbia Funds Complex that historically bore the RiverSource brand and includes series of CFST II
S&P	Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager. The Columbia Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Columbia Funds)
SAI	This Statement of Additional Information, as amended and supplemented from time-to-time
SBH	Segall Bryant & Hamill, LLC
Seligman Funds	The Funds within the Columbia Fund Complex that historically bore the Seligman brand and includes series of CFST II
SEC	United States Securities and Exchange Commission
Selling Agent(s)	One or more of the financial intermediaries that are authorized to sell shares of the Funds, which include, broker-dealers and financial advisors as well as firms that employ such broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisors, third party administrators and other financial intermediaries, including Ameriprise Financial and its affiliates.
Shares	Shares of a Fund
State Street	State Street Bank and Trust Company, the former custodian for series of CFST
State Tax-Exempt Funds and State Municipal Bond Funds	Collectively, AMT-Free CA Intermediate Muni Bond Fund, AMT-Free GA Intermediate Muni Bond Fund, AMT-Free MD Intermediate Muni Bond Fund, MN Tax-Exempt Fund, AMT-Free NC Intermediate Muni Bond Fund, AMT-Free SC Intermediate Muni Bond Fund and AMT-Free VA Intermediate Muni Bond Fund
Sub-Advisory Agreement	The Subadvisory Agreement among the Trust on behalf of the Fund(s), the Investment Manager and a Fund’s investment subadviser(s), as the context may require
Subsidiary	One or more wholly-owned subsidiaries of a Fund
Threadneedle	Threadneedle International Limited
Statement of Additional Information – September 1, 2015	4

Transfer Agency Agreement	The Transfer and Dividend Disbursing Agent Agreement between the Trust, on behalf of the Funds, and the Transfer Agent
Transfer Agent	Columbia Management Investment Services Corp.
Trustee(s)	One or more of the Board’s Trustees
Trusts	CFST and CFST II, the registered investment companies in the Columbia Fund Family to which this SAI relates
Throughout this SAI, the Funds are referred to as follows:
Fund Name:	Referred to as:
Active Portfolios Multi-Manager Value Fund	AP - Multi-Manager Value Fund
Columbia Absolute Return Currency and Income Fund	Absolute Return Currency and Income Fund
Columbia AMT-Free California Intermediate Muni Bond Fund	AMT-Free CA Intermediate Muni Bond Fund
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	AMT-Free GA Intermediate Muni Bond Fund
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	AMT-Free MD Intermediate Muni Bond Fund
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	AMT-Free NC Intermediate Muni Bond Fund
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	AMT-Free SC Intermediate Muni Bond Fund
Columbia AMT-Free Tax-Exempt Bond Fund	AMT-Free Tax-Exempt Bond Fund
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	AMT-Free VA Intermediate Muni Bond Fund
Columbia Asia Pacific ex-Japan Fund	Asia Pacific ex-Japan Fund
Columbia Capital Allocation Aggressive Portfolio	Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio	Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Aggressive Portfolio	Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio	Capital Allocation Moderate Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio	Capital Allocation Moderate Portfolio
Columbia Commodity Strategy Fund	Commodity Strategy Fund
Columbia Convertible Securities Fund	Convertible Securities Fund
Columbia Diversified Equity Income Fund	Diversified Equity Income Fund
Columbia Dividend Opportunity Fund	Dividend Opportunity Fund
Columbia Emerging Markets Bond Fund	Emerging Markets Bond Fund
Columbia European Equity Fund	European Equity Fund
Columbia Flexible Capital Income Fund	Flexible Capital Income Fund
Columbia Floating Rate Fund	Floating Rate Fund
Columbia Global Bond Fund	Global Bond Fund
Columbia Global Equity Value Fund	Global Equity Value Fund
Columbia Global Infrastructure Fund	Global Infrastructure Fund
Columbia Global Opportunities Fund	Global Opportunities Fund
Columbia Global Strategic Equity Fund	Global Strategic Equity Fund
Columbia High Yield Bond Fund	High Yield Bond Fund
Columbia Income Builder Fund	Income Builder Fund
Columbia Income Opportunities Fund	Income Opportunities Fund
Columbia Inflation Protected Securities Fund	Inflation Protected Securities Fund
Columbia International Opportunities Fund	International Opportunities Fund
Columbia International Value Fund	International Value Fund
Columbia Large Cap Enhanced Core Fund	Large Cap Enhanced Core Fund
Columbia Large Cap Index Fund	Large Cap Index Fund
Columbia Large Core Quantitative Fund	Large Core Quantitative Fund
Statement of Additional Information – September 1, 2015	5

Fund Name:	Referred to as:
Columbia Large Growth Quantitative Fund	Large Growth Quantitative Fund
Columbia Large Value Quantitative Fund	Large Value Quantitative Fund
Columbia Limited Duration Credit Fund	Limited Duration Credit Fund
Columbia Marsico 21st Century Fund	Marsico 21st Century Fund
Columbia Marsico Flexible Capital Fund	Marsico Flexible Capital Fund
Columbia Marsico Focused Equities Fund	Marsico Focused Equities Fund
Columbia Marsico Global Fund	Marsico Global Fund
Columbia Marsico Growth Fund	Marsico Growth Fund
Columbia Mid Cap Index Fund	Mid Cap Index Fund
Columbia Mid Cap Value Fund	Mid Cap Value Fund
Columbia Minnesota Tax-Exempt Fund	MN Tax-Exempt Fund
Columbia Money Market Fund	Money Market Fund
Columbia Mortgage Opportunities Fund	Mortgage Opportunities Fund
Columbia Multi-Advisor Small Cap Value Fund	Multi-Advisor Small Cap Value Fund
Columbia Overseas Value Fund	Overseas Value Fund
Columbia Select Global Equity Fund	Select Global Equity Fund
Columbia Select International Equity Fund	Select International Equity Fund
Columbia Select Large Cap Equity Fund	Select Large Cap Equity Fund
Columbia Select Large-Cap Value Fund	Select Large-Cap Value Fund
Columbia Select Smaller-Cap Value Fund	Select Smaller-Cap Value Fund
Columbia Seligman Communications and Information Fund	Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund	Seligman Global Technology Fund
Columbia Short Term Bond Fund	Short Term Bond Fund
Columbia Short Term Municipal Bond Fund	Short Term Municipal Bond Fund
Columbia Small Cap Index Fund	Small Cap Index Fund
Columbia Small Cap Value Fund II	Small Cap Value Fund II
Columbia Small/Mid Cap Value Fund	Small/Mid Cap Value Fund
Columbia U.S. Government Mortgage Fund	U.S. Government Mortgage Fund
Statement of Additional Information – September 1, 2015	6

ABOUT THE Trusts
The Trusts are open-end management investment companies registered under the 1940 Act located at 225 Franklin Street, Boston, Massachusetts 02110.
CFST was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, CFST changed its name from Nations Funds Trust to Columbia Funds Series Trust. CFST II was organized as a Massachusetts business trust on January 27, 2006. On March 7, 2011, CFST II changed its name from RiverSource Series Trust to Columbia Funds Series Trust II and prior to September 11, 2007 was known as RiverSource Retirement Series Trust.
Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Absolute Return Currency and Income Fund	October 31	3/1/2015	6/15/2006	Yes	Alternative
AMT-Free CA Intermediate Muni Bond Fund	April 30	9/1/2015	8/19/2002	Yes	Tax-exempt fixed income
AMT-Free GA Intermediate Muni Bond Fund	April 30	9/1/2015	3/1/1992	Yes	Tax-exempt fixed income
AMT-Free MD Intermediate Muni Bond Fund	April 30	9/1/2015	9/1/1990	No	Tax-exempt fixed income
AMT-Free NC Intermediate Muni Bond Fund	April 30	9/1/2015	12/11/1992	Yes	Tax-exempt fixed income
AMT-Free SC Intermediate Muni Bond Fund	April 30	9/1/2015	1/6/1992	Yes	Tax-exempt fixed income
AMT-Free Tax-Exempt Bond Fund	July 31(a)	12/1/2014	11/24/1976	Yes	Tax-exempt fixed income
AMT-Free VA Intermediate Muni Bond Fund	April 30	9/1/2015	9/20/1989	Yes	Tax-exempt fixed income
AP - Multi-Manager Value Fund	May 31	10/1/2014	4/20/2012	Yes	Equity
Asia Pacific ex-Japan Fund	October 31	3/1/2015	7/15/2009	Yes	Equity
Capital Allocation Aggressive Portfolio	January 31	6/1/2015	3/4/2004	Yes	Fund-of-funds – equity
Capital Allocation Conservative Portfolio	January 31	6/1/2015	3/4/2004	Yes	Fund-of-funds – fixed income
Capital Allocation Moderate Aggressive Portfolio	January 31	6/1/2015	10/15/1996	Yes	Fund-of-funds – equity
Capital Allocation Moderate Conservative Portfolio	January 31	6/1/2015	10/15/1996	Yes	Fund-of-funds – fixed income
Capital Allocation Moderate Portfolio	January 31	6/1/2015	3/4/2004	Yes	Fund-of-funds – equity
Commodity Strategy Fund	May 31	10/1/2014	7/28/2011	Yes	Equity
Convertible Securities Fund	February 28/29	7/1/2015	9/25/1987	Yes	Equity
Diversified Equity Income Fund	May 31(b)	10/1/2014	10/15/1990	Yes	Equity
Dividend Opportunity Fund	May 31(c)	10/1/2014	8/1/1988	Yes	Equity
Emerging Markets Bond Fund	October 31	3/1/2015	2/16/2006	No	Taxable fixed income
European Equity Fund	October 31	3/1/2015	6/26/2000	Yes	Equity
Flexible Capital Income Fund	May 31	10/1/2014	7/28/2011	Yes	Flexible
Floating Rate Fund	July 31	12/1/2014	2/16/2006	Yes	Taxable fixed income
Global Bond Fund	October 31	3/1/2015	3/20/1989	No	Taxable fixed income
Global Equity Value Fund	February 28/29	7/1/2015	5/14/1984	Yes	Equity
Global Infrastructure Fund	April 30	9/1/2015	2/19/2009	Yes	Equity
Global Opportunities Fund	July 31(d)	12/1/2014	1/28/1985	Yes	Flexible
Global Strategic Equity Fund	January 31	6/1/2015	10/15/1996	Yes	Fund-of-funds – equity
High Yield Bond Fund	May 31	10/1/2014	12/8/1983	Yes	Taxable fixed income
Statement of Additional Information – September 1, 2015	7

Fund	Fiscal Year End	Prospectus Date	Date Began Operations*	Diversified**	Fund Investment Category***
Income Builder Fund	January 31	6/1/2015	2/16/2006	Yes	Fund-of-funds – fixed income
Income Opportunities Fund	July 31	12/1/2014	6/19/2003	Yes	Taxable fixed income
Inflation Protected Securities Fund	July 31	12/1/2014	3/4/2004	No	Taxable fixed income
International Opportunities Fund	February 28/29	7/1/2015	8/1/2000	Yes	Equity
International Value Fund	February 28/29	7/1/2015	12/27/1995	Yes	Equity
Large Cap Enhanced Core Fund	February 28/29	7/1/2015	7/31/1996	Yes	Equity
Large Cap Index Fund	February 28/29	7/1/2015	12/15/1993	Yes	Equity
Large Core Quantitative Fund	July 31	12/1/2014	4/24/2003	Yes	Equity
Large Growth Quantitative Fund	July 31(d)	12/1/2014	5/17/2007	Yes	Equity
Large Value Quantitative Fund	July 31(d)	12/1/2014	8/1/2008	Yes	Equity
Limited Duration Credit Fund	July 31	12/1/2014	6/19/2003	Yes	Taxable fixed income
Marsico 21st Century Fund	February 28/29	7/1/2015	4/10/2000	Yes	Equity
Marsico Flexible Capital Fund	August 31	1/1/2015	9/28/2010	Yes	Flexible
Marsico Focused Equities Fund	February 28/29	7/1/2015	12/31/1997	No	Equity
Marsico Global Fund	February 28/29	7/1/2015	4/30/2008	Yes	Equity
Marsico Growth Fund	February 28/29	7/1/2015	12/31/1997	Yes	Equity
Mid Cap Index Fund	February 28/29	7/1/2015	3/31/2000	Yes	Equity
Mid Cap Value Fund	February 28/29	7/1/2015	11/20/2001	Yes	Equity
MN Tax-Exempt Fund	July 31(e)	12/1/2014	8/18/1986	No	Tax-exempt fixed income
Money Market Fund	July 31	12/1/2014	10/6/1975	Yes	Taxable money market
Mortgage Opportunities Fund	May 31	4/28/2014	4/30/2014	No	Taxable fixed income
Multi-Advisor Small Cap Value Fund	May 31	10/1/2014	6/18/2001	Yes	Equity
Overseas Value Fund	February 28/29	7/1/2015	3/31/2008	Yes	Equity
Select Global Equity Fund	October 31	3/1/2015	5/29/1990	Yes	Equity
Select International Equity Fund	February 28/29	7/1/2015	12/2/1991	Yes	Equity
Select Large Cap Equity Fund	February 28/29	7/1/2015	10/2/1998	Yes	Equity
Select Large-Cap Value Fund	May 31(f)	10/1/2014	4/25/1997	Yes	Equity
Select Smaller-Cap Value Fund	May 31(f)	10/1/2014	4/25/1997	Yes	Equity
Seligman Communications and Information Fund	May 31(f)	10/1/2014	6/23/1983	No	Equity
Seligman Global Technology Fund	October 31	3/1/2015	5/23/1994	No	Equity
Short Term Bond Fund	March 31	8/1/2015	9/30/1992	Yes	Taxable fixed income
Short Term Municipal Bond Fund	April 30	9/1/2015	10/7/1993	Yes	Tax-exempt fixed income
Small Cap Index Fund	February 28/29	7/1/2015	10/15/1996	Yes	Equity
Small Cap Value Fund II	February 28/29	7/1/2015	5/1/2002	Yes	Equity
Small/Mid Cap Value Fund	May 31(g)	10/1/2014	2/14/2002	Yes	Equity
U.S. Government Mortgage Fund	May 31	10/1/2014	2/14/2002	Yes	Taxable fixed income
*	Certain Funds reorganized into series of the Trust. The date of operations for these Funds represents the date on which the predecessor funds began operation.
**	A “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S.
Statement of Additional Information – September 1, 2015	8

Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund, which increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a “diversified” fund holding a greater number of investments. Accordingly, a “non-diversified” Fund’s value will likely be more volatile than the value of a more diversified fund.
***	The Fund Investment Category is used as a convenient way to describe Funds in this SAI and should not be deemed a description of the Fund’s principal investment strategies, which are described in the Fund’s prospectus.
(a)	The Fund changed its fiscal year end in 2012 from November 30 to July 31.
(b)	The Fund changed its fiscal year end in 2012 from September 30 to May 31.
(c)	The Fund changed its fiscal year end in 2012 from June 30 to May 31.
(d)	The Fund changed its fiscal year end in 2012 from September 30 to July 31.
(e)	The Fund changed its fiscal year end in 2012 from August 31 to July 31.
(f)	The Fund changed its fiscal year end in 2012 from December 31 to May 31.
(g)	The Fund changed its fiscal year end in 2012 from November 30 to May 31.
Name Changes. The table below identifies the Funds whose names have changed in the past five years, the effective date of the name change and the former name.
Fund	Effective Date of Name Change	Previous Fund Name
AMT-Free CA Intermediate Muni Bond Fund	July 7, 2014	Columbia California Intermediate Municipal Bond Fund
AMT-Free GA Intermediate Muni Bond Fund	July 7, 2014	Columbia Georgia Intermediate Municipal Bond Fund
AMT-Free MD Intermediate Muni Bond Fund	July 7, 2014	Columbia Maryland Intermediate Municipal Bond Fund
AMT-Free NC Intermediate Muni Bond Fund	July 7, 2014	Columbia North Carolina Intermediate Municipal Bond Fund
AMT-Free SC Intermediate Muni Bond Fund	July 7, 2014	Columbia South Carolina Intermediate Municipal Bond Fund
AMT-Free Tax-Exempt Bond Fund	September 27, 2010	RiverSource Tax-Exempt Bond Fund
AMT-Free VA Intermediate Muni Bond Fund	July 7, 2014	Columbia Virginia Intermediate Municipal Bond Fund
AP - Multi-Manager Value Fund	December 11, 2013	Columbia Active Portfolios – Diversified Equity Income Fund
Asia Pacific ex-Japan Fund	September 27, 2010	Threadneedle Asia Pacific Fund
Capital Allocation Aggressive Portfolio	December 14, 2012	Columbia Portfolio Builder Aggressive Fund
Capital Allocation Conservative Portfolio	December 14, 2012	Columbia Portfolio Builder Conservative Fund
Capital Allocation Moderate Aggressive Portfolio	December 14, 2012	Columbia LifeGoal Balanced Growth Fund
Capital Allocation Moderate Conservative Portfolio	December 14, 2012	Columbia LifeGoal Income and Growth Portfolio
Capital Allocation Moderate Portfolio	December 14, 2012	Columbia Portfolio Builder Moderate Fund
Global Equity Value Fund	September 5, 2014	Columbia Equity Value Fund
Global Infrastructure Fund	December 11, 2013	Columbia Recovery and Infrastructure Fund
Global Opportunities Fund	December 14, 2012	Columbia Strategic Allocation Fund
Global Strategic Equity Fund	June 2, 2015	Columbia LifeGoal® Growth Portfolio
Income Builder Fund	September 27, 2010	RiverSource Income Builder Basic Income Fund
International Opportunities Fund	May 1, 2015	Columbia Marsico International Opportunities Fund
Large Core Quantitative Fund	September 27, 2010	RiverSource Disciplined Equity Fund
Large Growth Quantitative Fund	September 27, 2010	RiverSource Disciplined Large Cap Growth Fund
Statement of Additional Information – September 1, 2015	9

Fund	Effective Date of Name Change	Previous Fund Name
Large Value Quantitative Fund	September 27, 2010	RiverSource Disciplined Large Cap Value Fund
Limited Duration Credit Fund	September 27, 2010	RiverSource Limited Duration Bond Fund
Money Market Fund	September 27, 2010	RiverSource Cash Management Fund
Multi-Advisor Small Cap Value Fund	September 27, 2010	RiverSource Partners Small Cap Value Fund
Select Global Equity Fund	January 15, 2015	Columbia Global Equity Fund
Select International Equity Fund	May 1, 2015	Columbia Multi-Advisor International Equity Fund
Select Large Cap Equity Fund	December 11, 2013	Columbia Large Cap Core Fund
Select Large-Cap Value Fund	September 27, 2010	Seligman Large-Cap Value Fund
Select Smaller-Cap Value Fund	September 27, 2010	Seligman Smaller-Cap Value Fund
Seligman Communications and Information Fund	September 27, 2010	Seligman Communications and Information Fund, Inc.
Seligman Global Technology Fund	September 27, 2010	Seligman Global Technology Fund
Small/Mid Cap Value Fund	July 7, 2014 September 27, 2010	Columbia Mid Cap Value Opportunity RiverSource Mid Cap Value Fund
Statement of Additional Information – September 1, 2015	10

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds' prospectuses. A fundamental policy may be changed only with Board and shareholder approval. A non-fundamental policy may be changed only with Board approval and does not require shareholder approval.
Unless otherwise noted in a Fund’s prospectus or this SAI, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset (Time of Purchase Standard). Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
Notwithstanding any of a Fund’s other investment policies, the Fund, subject to certain limitations, may invest its assets in another investment company. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the Fund. Unless a Fund has a policy to consider the policies of underlying funds, the Fund may engage in investment strategies indirectly that would otherwise be prohibited under the Fund’s investment policies.
In adhering to the fundamental and non-fundamental investment restrictions and policies applicable to Commodity Strategy Fund, the Fund will, to the extent possible, treat any assets of its Subsidiary generally as if the assets were held directly by the Fund.
For all series of CFST II, except Mortgage Opportunities Fund: Notwithstanding any of a Fund’s other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.
Fundamental Policies
The table below shows Fund-specific policies that may be changed only with a “vote of a majority of the outstanding voting securities” of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The table indicates whether or not a fund has a policy on a particular topic. A dash indicates that the Fund does not have a Fundamental policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.
Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities	J Buy on margin/ sell short
Absolute Return Currency and Income Fund	A1	B1	C5	D13	—	F1	G1	H1	I1	—
AMT-Free CA Intermediate Muni Bond Fund	A5	B6	C2	D6	E3	F3	G3	H2	I3	—
AMT-Free GA Intermediate Muni Bond Fund	A5	B6	C2	D6	E3	F3	G3	H2	I3	—
AMT-Free MD Intermediate Muni Bond Fund	A5	B6	—	D6	E3	F3	G3	H2	I3	—
AMT-Free NC Intermediate Muni Bond Fund	A5	B6	C2	D6	E3	F3	G3	H2	I3	—
AMT-Free SC Intermediate Muni Bond Fund	A5	B6	C2	D6	E3	F3	G3	H2	I3	—
AMT-Free Tax-Exempt Bond Fund	A1	B1	C1	D7	E2 (a)	F1	G1	H1	I1	—
AMT-Free VA Intermediate Muni Bond Fund	A5	B6	C2	D6	E3	F3	G3	H2	I3	—
AP - Multi-Manager Value Fund	A1	B8	C5	D13	—	F1	G1	H1	I1	—
Asia Pacific ex-Japan Fund	A1	B2	C5	D1	—	F1	G1	H1	I1	—
Capital Allocation Aggressive Portfolio	A1	B1	C5	D2	—	F1	G1	H1	I1	—
Capital Allocation Conservative Portfolio	A1	B1	C5	D2	—	F1	G1	H1	I1	—
Capital Allocation Moderate Aggressive Portfolio	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Capital Allocation Moderate Conservative Portfolio	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Capital Allocation Moderate Portfolio	A1	B1	C5	D2	—	F1	G1	H1	I1	—
Commodity Strategy Fund	A1	B9	C5	D5	—	F1	G1	H1	I1	—
Convertible Securities Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Statement of Additional Information – September 1, 2015	11

Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities	J Buy on margin/ sell short
Diversified Equity Income Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Dividend Opportunity Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Emerging Markets Bond Fund	A1	B3	—	D3	—	F1	G1	H1	I1	—
European Equity Fund	A1	B1	—	D1	—	F1	G1	H1	I1	—
Flexible Capital Income Fund	A1	B9	C5	D5	—	F1	G1	H1	I1	—
Floating Rate Fund	A1	B3	C1	D4	—	F1	G1	H1	I1	—
Global Bond Fund	A1	B1	C6	D1	—	F1	G1	H1	I1	—
Global Equity Value Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Global Infrastructure Fund	A1	B3	C5	D1	—	F1	G1	H1	I1	—
Global Opportunities Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Global Strategic Equity Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
High Yield Bond Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Income Builder Fund	A1	B3	C5	D2	—	F1	G1	H1	I1	—
Income Opportunities Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Inflation Protected Securities Fund	A1	B1	—	D1	—	F1	G1	H1	I1	—
International Opportunities Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
International Value Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Large Cap Enhanced Core Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Large Cap Index Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Large Core Quantitative Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Large Growth Quantitative Fund	A1	B2	C1	D1	—	F1	G1	H1	I1	—
Large Value Quantitative Fund	A1	B2	C5	D1	—	F1	G1	H1	I1	—
Limited Duration Credit Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Marsico 21st Century Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Marsico Flexible Capital Fund	A4	B3	C5	D10	—	F1	G1	H1	I1	—
Marsico Focused Equities Fund	A5	B6	—	D6	—	F3	G3	H2	I3	—
Marsico Global Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Marsico Growth Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Mid Cap Index Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Mid Cap Value Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
MN Tax-Exempt Fund	A1	B1	—	D7	E1	F1	G1	H1	I1	—
Money Market Fund	A2	A2	C1	—	—	F1	G1	H1	I1	J1
Mortgage Opportunities Fund	A1	B1	—	D12	—	F1	G1	H1	I1	—
Multi-Advisor Small Cap Value Fund	A1	B2	—	D1	—	F1	G1	H1	I1	—
Overseas Value Fund	A6	B7	C4	D13	—	F4	G4	H3	I4	—
Select Global Equity Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
Select International Equity Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Select Large Cap Equity Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Select Large-Cap Value Fund	A3	B5	C3	D11	—	F2	G2	I2	I2	J2
Select Smaller-Cap Value Fund	A3	B5	C3	D11	—	F2	G2	I2	I2	J2
Seligman Communications and Information Fund	A3	B5	—	D9	—	F2	G2	I2	I2	J2
Seligman Global Technology Fund	A3	B5	—	D8	—	F2	G2	I2	I2	J2
Statement of Additional Information – September 1, 2015	12

Fund	A Buy or sell real estate	B Buy or sell commodities	C Issuer Diversification	D Concentrate in any one industry	E Invest 80%	F Act as an underwriter	G Lending	H Borrow money	I Issue senior securities	J Buy on margin/ sell short
Short Term Bond Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Short Term Municipal Bond Fund	A5	B6	C2	D6	E4	F3	G3	H2	I3	—
Small Cap Index Fund	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Small Cap Value Fund II	A5	B6	C2	D6	—	F3	G3	H2	I3	—
Small/Mid Cap Value Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
U.S. Government Mortgage Fund	A1	B1	C1	D1	—	F1	G1	H1	I1	—
(a)	The Fund does not intend to purchase bonds or other debt securities, the interest from which is subject to the alternative minimum tax.
A.	Buy or sell real estate
A1 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
A2 –	The Fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.
A3 –	The Fund will not purchase or hold any real estate, except that a Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein.
A4 –	The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. companies. For purposes of this policy, real estate includes real estate limited partnerships.
A5 –	The Fund may not purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.
A6 –	The Fund may not purchase or sell real estate, except the Fund may: (i) purchase securities of issuers which deal or invest in real estate, (ii) purchase securities which are secured by real estate or interests in real estate and (iii) hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.
B. Buy or sell physical commodities*
B1 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts (and, in the case of Mortgage Opportunities Fund, swaps) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B2 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B3 –	The Fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency (and, in the case of Marsico Flexible Capital Fund, swaps) or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
B4 –	The Fund will not buy or sell commodities, except that the Fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.
Statement of Additional Information – September 1, 2015	13

B5 –	The Fund will not purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time.
B6 –	The Fund may not purchase or sell commodities, except that the Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.
B7 –	The Fund may not purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective: (i) invest in securities of companies that purchase or sell commodities or which invest in such programs, (ii) purchase and sell options, forward contracts, futures contracts, and options on futures contracts and (iii) enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
B8 –	The Fund will not buy or sell commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from transacting in derivative instruments relating to commodities, including but not limited to, buying or selling options, swap contracts or futures contracts, or from investing in securities or other instruments backed by, or whose value is derived from, commodities.
B9 –	The Fund will not buy or sell physical commodities, except that the Fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or commodities contracts or which invest in such programs, and the Fund may, without limitation by this restriction, purchase and sell options, forward contracts, commodities futures contracts, commodity-linked notes, and options on futures contracts and enter into swap contracts and other financial transactions relating to, or that are secured by, physical commodities or commodity indices. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts. This restriction also does not prevent Columbia Commodity Strategy Fund from investing up to 25% of its total assets in one or more wholly-owned subsidiaries (as described further herein and referred to herein collectively as the “Subsidiary”), thereby gaining exposure to the investment returns of commodities markets within the limitations of the federal tax requirements.

*	For purposes of the fundamental investment policy on buying and selling physical commodities above, at the time of the establishment of the restriction for certain Funds, swap contracts on financial instruments or rates were not within the understanding of the term “commodities.” Notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, these Funds will not consider such instruments to be commodities for purposes of this restriction.
C.	Issuer Diversification*
C1 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer. The Fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the Fund’s total assets may be invested without regard to this 5% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.
C2 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Fund.
C3 –	The Fund will not make any investment inconsistent with its classification as a diversified company under the 1940 Act.
C4 –	The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) the Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief obtained by the Fund.
C5 –	The Fund will not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of
Statement of Additional Information – September 1, 2015	14

such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.
C6 –	The Fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the Fund’s assets may be invested without regard to this 10% limitation. For tax-exempt Funds, for purposes of this policy, the terms of a municipal security determine the issuer.

*	For purposes of applying the limitation set forth in its issuer diversification policy above, a Fund does not consider futures or swaps central counterparties, where the Fund has exposure to such central counterparties in the course of making investments in futures and securities, to be issuers.
D.	Concentration*
D1 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
D2 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. The Fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the Fund indirectly investing more than 25% of its assets in a particular industry. The Fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the Fund following its investment objectives by investing in the underlying funds.
D3 –	While the Fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.
D4 –	The Fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.
D5 –	The Fund will not invest 25% or more of its total assets in securities of corporate issuers engaged in any one industry. The foregoing restriction does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured by them. In addition, the foregoing restriction shall not apply to or limit, Commodity Strategy Fund’s counterparties in commodities-related transactions.
D6 –	The Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
D7 –	The Fund will not invest more than 25% of total assets, at market value, in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.
D8 –	The Fund will, under normal market conditions, invest at least 25% of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the technology and related group of industries, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
D9 –	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of companies principally engaged in the communications, information and related industries and provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
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D10 –	The Fund will not concentrate in any one industry (other than U.S. Government securities, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities). According to the present interpretation by the SEC, this means that up to 25% of the Fund’s total assets, based on current market value at time of purchase, can be invested in any one industry.
D11 –	The Fund will not invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.
D12 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, municipality or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief obtained by the Fund. Consistent with the Fund’s investment objective and strategies, the Fund may invest 25% or more of its total assets in securities issued by sovereign and quasi-sovereign (e.g., government agencies or instrumentalities) foreign governmental issuers or obligors, including in emerging market countries, but it will not invest 25% or more of its total assets in any single foreign governmental issuer.
D13 –	The Fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

*	For purposes of applying the limitation set forth in its concentration policy, above, a Fund will generally use the industry classifications provided by the Global Industry Classification System (GICS) for classification of issuers of equity securities and the classifications provided by the Barclays Capital Aggregate Bond Index for classification of issues of fixed-income securities. The Fund does not consider futures or swaps clearinghouses or securities clearinghouses, where the Fund has exposure to such clearinghouses in the course of making investments in futures and securities, to be part of any industry.
E.	Invest 80%
E1 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.
E2 –	The Fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.
E3 –	The Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax, and state individual income tax.
E4 –	The Fund will invest at least 80% of its net assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax
F.	Act as an underwriter
F1 –	The Fund will not act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
F2 –	The Fund will not underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies.
F3 –	The Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.
F4 –	The Fund may not underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio
Statement of Additional Information – September 1, 2015	16

security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered investment companies.
G.	Lending
G1 –	The Fund will not lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1⁄3% of the Fund’s total assets except this fundamental investment policy shall not prohibit the Fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.
G2 –	The Fund will not make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
G3 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
G4 –	The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
H.	Borrowing*
H1 –	The Fund will not borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds – equity, under current Board policy, the Fund has no current intention to borrow to a material extent.
H2 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
H3 –	The Fund may not borrow money except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

*	For purposes of the policies described herein, this restriction shall not prevent the Funds from engaging in derivatives, short sales or other portfolio transactions that create leverage, as allowed by each Fund’s investment policies.
I.	Issue senior securities
I1 –	The Fund will not issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
I2 –	The Fund will not issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
I3 –	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.
I4 –	The Fund may not issue senior securities except to the extent permitted by the 1940 Act, th2 rules and regulations thereunder and any applicable exemptive relief.
J.	Buy on margin/sell short
J1 –	The Fund will not buy on margin or sell short or deal in options to buy or sell securities.
J2 –	The Fund will not purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.
In addition to the policies described above and any fundamental policy described in the prospectus:
For Money Market Fund, the Fund will not:
■	Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.
For Seligman Communications and Information Fund, Seligman Global Technology Fund, Select Large-Cap Value Fund and Select Smaller-Cap Value Fund, the Fund will not:
■	Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund and, only in the case of Seligman Global Technology Fund, the directors and officers of the Fund’s Investment Manager, individually owning beneficially more than 0.5% of the outstanding securities of that issuer own in the aggregate more than 5% of such securities.
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■	Enter into repurchase agreements of more than one week’s duration if more than 10% of the Fund’s net assets would be so invested.
Non-fundamental Policies
The following non-fundamental policies may be changed by the Board at any time and may be in addition to those described in the prospectus.
Investment in Illiquid Securities
No more than 5% of a money market Fund’s total assets will be held in securities and other instruments that are illiquid. No more than 15% of the net assets of any other Fund will be held in securities and other instruments that are illiquid. “Illiquid Securities” are defined in accordance with the SEC staff’s current guidance and interpretations which provide that an illiquid security is a security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security.
Investment in Other Investment Companies
The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Investment in Foreign Securities
For AP - Multi-Manager Value Fund, Diversified Equity Income Fund, Dividend Opportunity Fund, Flexible Capital Income Fund, Floating Rate Fund, High Yield Bond Fund, Income Opportunities Fund, Inflation Protected Securities Fund, Large Core Quant Fund, Large Growth Quant Fund, Large Value Quant Fund, Limited Duration Credit Fund, Multi-Advisor Small Cap Value Fund, Select Large-Cap Value Fund, Select Smaller-Cap Value Fund, Seligman Communications and Information Fund and Small/Mid Cap Value Fund:
■	Up to 25% of the Fund’s net assets may be invested in foreign investments.
For Convertible Securities Fund:
■	Up to 15% of its total assets in Eurodollar convertible securities and up to an additional 20% of its total assets in foreign securities.
For Money Market Fund:
■	Up to 35% of the Fund’s total assets may be invested in U.S. dollar-denominated foreign investments.
For Select Large Cap Equity Fund, Mid Cap Value Fund and Small Cap Value Fund II:
■	Up to 20% of the Fund’s total assets may be invested in foreign securities.
■	For Marsico Focused Equities Fund and Marsico Growth Fund:
■	Up to 25% of the Fund’s total assets may be invested in foreign securities.
For U.S. Government Mortgage Fund:
■	Up to 20% of the Fund’s net assets may be invested in foreign investments.
Selling Securities Short
For series of CFST other than Funds with a fundamental policy with respect to selling securities short:
■	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Names Rule Policy
To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental policy in place to comply with the Names Rule, such Fund has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to the Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.
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Purchasing Securities of Any One Issuer
For Marsico Focused Equities Fund and AMT-Free MD Intermediate Muni Bond Fund:
■	The Fund may not purchase securities of any one issuer (other than U.S. Government Obligations and securities of other investment companies) if, immediately after such purchase, more than 25% of the value of the Funds total assets would be invested in the securities of one issuer, and with respect to 50% of the Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.
Additional Information About Concentration
Mortgage Opportunities Fund will consider the concentration policies of any underlying funds in which it invests when evaluating compliance with its concentration policy.
Summary of 1940 Act Restrictions on Certain Activities
Certain of the Fund’s fundamental and non-fundamental policies set forth above prohibit transactions “except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief”. The following discussion summarizes the flexibility that the Fund currently gains from these exceptions. To the extent the 1940 Act or the rules and regulations thereunder may, in the future, be amended to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies.
Borrowing money – The 1940 Act permits a Fund to borrow up to 33 1⁄3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The exception in the fundamental policy allows the Funds to borrow money subject to these conditions. Compliance with this limitation is not measured under the Time of Purchase Standard (meaning, a Fund may not exceed these thresholds including if, after borrowing, the Fund’s net assets decrease due to market fluctuations).
Investing in other investment companies – The 1940 Act, in summary, provides that a fund generally may not: (i) purchase more than 3% of the outstanding voting stock of another investment company; (ii) purchase securities issued by another registered investment company representing more than 5% of the investing fund’s total assets; and (iii) purchase securities issued by investment companies that in the aggregate represent more than 10% of the acquiring fund’s total assets (the “3, 5 and 10 Rule”). Affiliated funds-of-funds (i.e., those funds that invest in other funds within the same fund family), with respect to investments in such affiliated underlying funds, are not subject to the 3, 5 and 10 Rule and, therefore, may invest in affiliated underlying funds without restriction. A fund-of-funds may also invest its assets in unaffiliated funds, but the fund-of-funds generally may not purchase more than 3% of the outstanding voting stock of any one unaffiliated fund. Additionally, certain exceptions to these limitations apply to investments in money market mutual funds. If shares of the Fund are purchased by an affiliated fund beyond the 3, 5 and 10 Rule in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such other affiliated fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings from a bank, but SEC staff interpretations allow a Fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options), provided that the Fund segregates or designates on the Fund’s books and records liquid assets, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.
Making loans (Lending) – Under the 1940 Act, a mutual fund may loan money or property to persons who do not control and are not under common control with the Fund, except that a Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that a Fund may not lend portfolio securities representing more than one-third of the Fund’s total value. A Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily. The exception in the fundamental policy allows the Fund to make loans to third parties, including loans of its portfolio securities, subject to these conditions.
Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the buyer/borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Fund.
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Selling securities short – A Fund may sell a security short by borrowing the security, then selling it to a third party. The Fund will eventually need to close out the short sale by buying the security and returning it, together with interest, to the party from whom the Fund borrowed the security. The SEC staff takes the position that, as described under “Issuing senior securities” above, a mutual fund must segregate or designate on the Fund’s books and records liquid assets with a value equal to, or otherwise cover the obligation to return, the security. The exception in the fundamental policy allows the Fund to sell securities short provided it designates liquid assets with a value equal to, or otherwise covers the obligation to return, the security.
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ABOUT FUND INVESTMENTS
Each Fund’s investment objective, principal investment strategies and related principal risks are discussed in each Fund’s prospectus. Each Fund’s prospectus identifies the types of securities in which the Fund invests principally and summarizes the principal risks to the Fund’s portfolio as a whole associated with such investments. Unless otherwise indicated in the prospectus or this SAI, the investment objective and policies of a Fund may be changed without shareholder approval.
To the extent that a type of security identified in the table below for a Fund is not described in the Fund’s prospectus (or as a sub-category of such security type in this SAI), the Fund generally invests in such security type, if at all, as part of its non-principal investment strategies.
Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund may invest in these types of securities, subject to its investment objective and fundamental and non-fundamental investment policies. A Fund is not required to invest in any or all of the types of securities listed below.
Funds-of-funds invest in a combination of underlying funds, although they may also invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Funds-of-funds may invest directly or indirectly through investments in underlying funds, in securities and other instruments and may engage in the investment strategies indicated in the table below.
Certain Investment Activity Limits. The overall investment and other activities of the Investment Manager and its affiliates may limit the investment opportunities for each Fund in certain markets, industries or transactions or in individual issuers where limitations are imposed upon the aggregate amount of investment by the Funds and other accounts managed by the Investment Manager and accounts of its affiliates (collectively, affiliated investors). From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Investment Manager and its affiliates and/or because of their internal policies. See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Temporary Defensive Positions. Each Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive investment positions for as long a period as deemed necessary.
Other Strategic and Investment Measures. Unless prohibited by its investment policies, a Fund may also from time to time take temporary portfolio positions that may or may not be consistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposure to a sector, country or region where the Investment Manager (or Fund subadviser, if applicable) believes such defensive positioning is appropriate. Each Fund may do so without limit and for as long a period as deemed necessary, when the Investment Manager or the Fund’s subadviser, if applicable: (i) believes that market conditions are not favorable for profitable investing or to avoid losses, including under adverse market, economic, political or other conditions; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While the Fund is so positioned, derivatives could comprise a substantial portion of the Fund’s investments and the Fund may not achieve its investment objective. Investing in this manner may adversely affect Fund performance. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Types of Investments
A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted following the table. See About the Trusts for fund investment categories.
Type of Investment	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market Fund	Tax-Exempt Fixed Income
Asset-Backed Securities	•	•	•	•	•	•
Bank Obligations (Domestic and Foreign)	•	•	•	•	•	•
Collateralized Bond Obligations	•	•A	•	•	•	•
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Type of Investment	Alternative	Equity and Flexible	Funds-of-Funds – Equity and Fixed Income	Taxable Fixed Income	Taxable Money Market Fund	Tax-Exempt Fixed Income
Commercial Paper	•	•	•	•	•	•
Common Stock	•	•	•	•B	—	—
Convertible Securities	•	•C	•	•D	—	•
Corporate Debt Securities	•	•	•	•	•E	•
Custody Receipts and Trust Certificates	•	•F	•	•F	•	•F
Debt Obligations	•	•	•	•	•	•
Depositary Receipts	•	•	•	•	—	—
Derivatives	•	•	•	•	—	•
Dollar Rolls	•	•	•	•	—	•
Foreign Currency Transactions	•	•	•	•	—	•G
Foreign Securities	•	•	•	•	•	•
Guaranteed Investment Contracts (Funding Agreements)	•	•	•	•	—	•
High-Yield Securities	•	•	•	•	—	•
Illiquid Securities	•	•	•	•	•	•
Inflation Protected Securities	•	•	•	•	—	•
Initial Public Offerings	•	•	•	•	•	•
Inverse Floaters	•	•H	•	•	—	•
Investments in Other Investment Companies (Including ETFs)	•	•	•	•	•	•
Listed Private Equity Funds	•	•	•	•	•	•
Money Market Instruments	•	•	•	•	•	•
Mortgage-Backed Securities	•	•I	•	•	•	•
Municipal Securities	•	•	•	•	—	•
Participation Interests	•	•	•	•	—	•
Partnership Securities	•	•	•	•	•	•
Preferred Stock	•	•	•	•J	—	•J
Private Placement and Other Restricted Securities	•	•	•	•	•	•
Real Estate Investment Trusts	•	•	•	•	—	•
Repurchase Agreements	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•
Short Sales	•K	•K	•K	•K	—	•K
Sovereign Debt	•	•	•	•	•	•
Standby Commitments	•	•	•	•	•	•
U.S. Government and Related Obligations	•	•	•	•	•	•
Variable and Floating Rate Obligations	•	•L	•	•	•	•
A.	The following Fund is not authorized to invest in collateralized bond obligations: Multi-Advisor Small Cap Value Fund.
B.	The following Fund is not authorized to invest in common stock: U.S. Government Mortgage Fund.
C.	The following Fund is not authorized to invest in convertible securities: Commodity Strategy Fund.
D.	The following Fund is not authorized to invest in convertible securities: U.S. Government Mortgage Fund.
E.	While the Fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.
F.	The following Equity, Flexible and Taxable and Tax-Exempt Fixed Income Funds are not authorized to invest in Custody Receipts and Trust Certificates: each series of CFST.
G.	The following Funds are not authorized to invest in Foreign Currency Transactions: State Tax-Exempt and State Municipal Bond Funds.
H.	The following flexible and equity funds are authorized to invest in inverse floaters: Commodity Strategy Fund and Global Opportunities Fund.
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I.	The following flexible and equity Funds are authorized to invest in mortgage dollar rolls: Global Opportunities Fund and Commodity Strategy Fund.
J.	The following Funds are not authorized to invest in preferred stock: AMT-Free Tax-Exempt Bond Fund and U.S. Government Mortgage Fund.
K.	The Funds are not prohibited from engaging in short sales, subject to any Fundamental or Non-Fundamental Investment policy, however, each Fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.
L.	The following flexible and equity Funds are authorized to invest in Variable and Floating Rate Obligations: Commodity Strategy Fund, Global Opportunities Fund and each series of CFST.
Asset-Backed Securities
Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time, such as, among others, motor vehicle installment sales, contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving (credit card) agreements. Such securities entitle the security holders to receive distributions (i.e., principal and interest) that are tied to the payments made by the borrower on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. Collateralized loan obligations (CLOs) are but one example of an asset-backed security. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with asset-backed securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Bank Obligations (Domestic and Foreign)
Bank obligations include certificates of deposit, bankers’ acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign banks with interest and principal paid in U.S. dollars. Eurodollar and Yankee Dollar CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. See Types of Investments – Eurodollar and Yankee Dollar and Related Derivative Instruments. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.
Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.
Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different and/or heightened investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal and/or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the
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obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ (including, less stringent) from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality. See Types of Investments – Foreign Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with bank obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, and Prepayment and Extension Risk.
Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds (which are considered speculative investments). CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See Types of Investments – Mortgage-Backed Securities and – Asset-Backed Securities.) CBOs are often privately offered and sold, and thus not registered under the federal securities laws.
Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then structured into “tranches.” Typically, the first tranche represents a senior claim on collateral and pays the lowest interest rate; the second tranche is junior to the first tranche and therefore subject to greater risk and pays a higher rate; the third tranche is junior to both the first and second tranche, represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments — money that is left over after the higher tranches have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tranches investment-grade bond ratings. Holders of third-tranche CBOs stand to earn higher or lower yields depending on the rate of defaults in the collateral pool. See Types of Investments – High-Yield Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with CBOs include: Credit Risk, Illiquid Securities Risk, Interest Rate Risk, Liquidity Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Commercial Paper
Commercial paper is a short-term debt obligation, usually sold on a discount basis, with a maturity ranging from 2 to 270 days issued by banks, corporations and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. See Types of Investments — Debt Obligations and Types of Investments — Illiquid Securities. See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with commercial paper include: Credit Risk and Liquidity Risk.
Common Stock
Common stock represents a unit of equity ownership of a corporation. Owners typically are entitled to vote on the selection of directors and other important corporate governance matters, and to receive dividend payments, if any, on their holdings. However, ownership of common stock does not entitle owners to participate in the day-to-day operations of the corporation. Common stocks of domestic and foreign public corporations can be listed, and their shares traded, on domestic stock exchanges, such as the NYSE or the NASDAQ Stock Market. Domestic and foreign corporations also may have their shares traded on foreign exchanges, such as the London Stock Exchange or Tokyo Stock Exchange. See Types of Investments – Foreign Securities. Common stock may be privately placed or publicly offered. The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and market conditions generally. In the event that a corporation declares bankruptcy or is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. See Types of Investments – Private Placement and Other Restricted Securities – Preferred Stock and – Convertible Securities for more information.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with common stock include: Issuer Risk and Market Risk.
Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities. A holder of convertible securities is entitled to receive the income of a bond, debenture or note or the dividend of a preferred stock until the conversion privilege is exercised. The market value of
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convertible securities generally is a function of, among other factors, interest rates, the rates of return of similar nonconvertible securities and the financial strength of the issuer. The market value of convertible securities tends to decline as interest rates rise and, conversely, to rise as interest rates decline. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than its conversion price. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the rate of return of the convertible security. Because both interest rate and common stock’s market movements can influence their value, convertible securities generally are not as sensitive to changes in interest rates as similar non-convertible debt securities nor generally as sensitive to changes in share price as the underlying common stock. Convertible securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, Types of Investments – Common Stock, Types of Investments – Corporate Debt Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and at a specified exchange ratio. Certain convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially. In addition, some convertible securities may be rated below investment grade or may not be rated and, therefore, may be considered speculative investments. Companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with such companies. In addition, the credit rating of a company’s convertible securities generally is lower than that of its conventional debt securities. Convertible securities are senior to equity securities and have a claim to the assets of an issuer prior to the holders of the issuer’s common stock in the event of liquidation but generally are subordinate to similar non-convertible debt securities of the same issuer. Some convertible securities are particularly sensitive to changes in interest rates when their predetermined conversion price is much higher than the price for the issuing company’s common stock.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with convertible securities include: Convertible Securities Risk, Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.
Corporate Debt Securities
Corporate debt securities are long and short term fixed income securities typically issued by businesses to finance their operations. Corporate debt securities are issued by public or private companies, as distinct from debt securities issued by a government or its agencies. The issuer of a corporate debt security often has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Corporate debt securities typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due at a specified time period; and (4) many are traded on major securities exchanges. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured, as are debentures. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participations and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade and may be structured as fixed-, variable or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. They may also be senior or subordinated obligations. See Appendix A for a discussion of securities ratings. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities, Types of Investments – Private Placement and Other Restricted Securities, Types of Investments – Debt Obligations, Types of Investments – Commercial Paper and Types of Investments – High-Yield Securities for more information.
Extendible commercial notes (ECNs) are very similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.
Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with corporate debt securities include: Credit Risk, Interest Rate Risk, Issuer Risk, High Yield Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Custody Receipts and Trust Certificates
Custody receipts and trust certificates are derivative products that evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing interests in those securities. The sponsor generally then will sell the custody receipts or trust certificates in negotiated transactions at varying prices. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with custody receipts and trust certificates include: Liquidity Risk and Counterparty Risk. In addition, custody receipts and trust certificates generally are subject to the same risks as the securities evidenced by the receipts or certificates.
Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, and notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal by a specified maturity date. Certain debt obligations (usually intermediate and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.
The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuer’s perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the market value of the bond usually rises, and when prevailing interest rates rise, the market value of the bond usually declines.
In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield and the lower the sensitivity to changes in interest rates.
As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. See Types of Investments – Corporate Debt Securities, Types of Investments – High-Yield Securities. See Types of Investments – Trust-Preferred Securities for information with respect to the trust-preferred or trust-issued securities.
Determining Investment Grade for Purposes of Investment Policies. Unless otherwise stated in the Fund’s prospectus, when determining, under a Fund’s investment policies, whether a debt instrument is investment grade or below investment grade for purposes of purchase by the Fund, the Fund will apply a particular credit quality rating methodology, as described within the Fund’s shareholder reports, when available. These methodologies typically make use of credit quality ratings assigned by a third-party rating agency or agencies, when available. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. Credit quality ratings apply to the Fund’s debt instrument investments and not the Fund itself.
Ratings limitations under a Fund’s investment policies are applied at the time of purchase by a Fund. Subsequent to purchase, a debt instrument may cease to be rated by a rating agency or its rating may be reduced by a rating agency(ies) below the minimum required for purchase by a Fund. Neither event will require the sale of such debt instrument, but it may be a factor in considering whether to continue to hold the instrument. Unless otherwise stated in a Fund’s prospectus or in this SAI, a Fund may invest in debt instruments that are not rated by a rating agency. When a debt instrument is not rated by a rating agency, the Investment Manager or, as applicable, a Fund subadviser determines, at the time of purchase, whether such debt instrument is of investment grade or below investment grade (e.g., junk bond) quality. A Fund’s debt instrument holdings that are not rated by a rating agency are typically referred to as “Not Rated” within the Fund’s shareholder reports.
See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with debt obligations include: Confidential Information Access Risk, Credit Risk, Highly Leveraged Transactions Risk, Impairment of Collateral Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Prepayment and Extension Risk and Reinvestment Risk.
Determining Average Maturity. When determining the average maturity of a Fund's portfolio, the Fund may use the effective maturity of a portfolio security by, among other things, adjusting for interest rate reset dates, call dates or “put” dates.
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Depositary Receipts
See Types of Investments – Foreign Securities below.
Derivatives
General
Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR), market indices (such as the S& P 500® Index) or customized baskets of securities or instruments. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Many derivative instruments often require little or no initial payment and therefore often create inherent economic leverage. Derivatives, when used properly, can enhance returns and be useful in hedging portfolios and managing risk. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants and rights; swap agreements and swaptions.
A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible unfavorable changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) to manage the effective maturity or duration of its portfolio; and/or (vii) to maintain cash reserves while remaining fully invested.
A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. The use of derivatives is a function of numerous variables, including market conditions. See also Types of Investments – Warrants and Rights and When Issued, Delayed Delivery and Forward Commitment Transactions.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with transactions in derivatives (including the derivatives instruments discussed below) include: Counterparty Risk, Credit Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Risk, Derivatives Risk, Derivatives Risk/Credit Default Swaps Risk, Derivatives Risk/Forward Foreign Currency Contracts Risk, Derivatives Risk/Commodity-Linked Futures Contracts Risk, Derivatives Risk/Commodity-Linked Structured Notes Risk, Derivatives Risk/Commodity-Linked Swaps, Derivatives Risk/Forward Interest Rate Agreements Risk, Derivatives Risk/Futures Contracts Risk, Derivatives Risk/Interest Rate Swaps Risk, Derivatives Risk/Inverse Floaters Risk, Derivatives Risk/Options Risk, Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk, Derivatives Risk/Total Return Swaps Risk, and Derivatives Risk/Warrants Risk.
Indexed or Linked Securities (Structured Products)
General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index or interest rates. For example, a Fund may invest in debt securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.
A Fund may also invest in so-called “inverse floaters” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. A trust funds the purchase of a bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust’s underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. Generally,
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income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities can have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the actual rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.
Credit-Linked Securities. Among the income-producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these securities are indirectly subject to the risks associated with derivative instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Index-, Commodity- and Currency-Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities or securities. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.
Index-, commodity- and currency-linked securities may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment may not perform as expected by a Fund’s portfolio manager. Markets and underlying investments and indexes may move in a direction that was not anticipated by a Fund’s portfolio manager. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad, and certain derivative instruments may be illiquid.
Linked securities are often issued by unit investment trusts. Examples of this include such index-linked securities as S&P Depositary Receipts (SPDRs), which is an interest in a unit investment trust holding a portfolio of securities linked to the S&P 500® Index, and a type of exchange-traded fund (ETF). Because a unit investment trust is an investment company under the 1940 Act, a Fund’s investments in SPDRs are subject to the limitations set forth in Section 12(d)(1)(A) of the 1940 Act, although the SEC has issued exemptive relief permitting investment companies such as the Funds to invest beyond the limits of Section 12(d)(1)(A) subject to certain conditions. SPDRs generally closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that comprise the S&P 500® Index. As a holder of interests in a unit investment trust, a Fund would indirectly bear its ratable share of that unit investment trust’s expenses. At the same time, a Fund would continue to pay its own management and advisory fees and other expenses, as a result of which a Fund and its shareholders in effect would be absorbing levels of fees with respect to investments in such unit investment trusts.
Because linked securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated linked securities typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.
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Investments in linked securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currencies from emerging market countries, there are certain additional risks associated with such investments.
Futures Contracts and Options on Futures Contracts
Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of security or other asset called for in the contract at a specified delivery time for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of security or other asset called for in the contract at a specified delivery time for a stated price. The specific security or other asset delivered or taken at the settlement date is not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract was made. A Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying security or other asset. Futures exchanges and trading in the United States are regulated under the CEA by the CFTC, a U.S. Government agency. See Types of Investments – Derivatives – CFTC Regulation below for information on CFTC regulation.
Traders in futures contracts may be broadly classified as either “hedgers” or “speculators.” Hedgers use the futures markets primarily to offset unfavorable changes (anticipated or potential) in the value of securities or other assets currently owned or expected to be acquired by them. Speculators less often own the securities or other assets underlying the futures contracts which they trade, and generally use futures contracts with the expectation of realizing profits from fluctuations in the value of the underlying securities or other assets.
Upon entering into futures contracts, in compliance with regulatory requirements, cash or liquid securities, at least equal in value to the amount of a Fund’s obligation under the contract (less any applicable margin deposits and any assets that constitute “cover” for such obligation), will be designated on a Fund’s books and records.
Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract, although a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities in order to initiate and maintain open positions in futures contracts. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions, in that futures contract margin does not involve the borrowing of funds by a Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit intended to assure completion of the contract (delivery or acceptance of the underlying security or other asset) that is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Minimum initial margin requirements are established by the relevant futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded. Subsequent payments, called “variation margin,” to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or other asset fluctuates, a process known as “marking to market.” If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional variation margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made for as long as the contract remains open. A Fund expects to earn interest income on its margin deposits.
Although futures contracts by their terms call for actual delivery or acceptance of securities or other assets (stock index futures contracts or futures contracts that reference other intangible assets do not permit delivery of the referenced assets), the contracts usually are closed out before the settlement date without the making or taking of delivery. A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of taking such action would be to reduce or eliminate the position then currently held by a Fund. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” “selling” a contract previously “purchased”) in an identical contract (i.e., the same aggregate amount of the specific type of security or other asset with the same delivery date) to terminate the position. Final determinations are made as to whether the price of the initial sale of the futures contract exceeds or is below the price of the offsetting purchase, or whether the purchase price exceeds or is below the offsetting sale price. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. Brokerage commissions are incurred when a futures contract is bought or sold.
Successful use of futures contracts by a Fund is subject to its portfolio manager’s ability to predict correctly movements in the direction of interest rates and other factors affecting securities and commodities markets. This requires different skills and techniques than those required to predict changes in the prices of individual securities. A Fund, therefore, bears the risk that future market trends will be incorrectly predicted.
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The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required and the potential for an extremely high degree of leverage involved in futures contracts. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial loss to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount posted as initial margin for the contract.
In the event of adverse price movements, a Fund would continue to be required to make daily cash payments in order to maintain its required margin. In such a situation, if a Fund has insufficient cash, it may have to sell portfolio securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so. The inability to close the futures position also could have an adverse impact on the ability to hedge effectively.
To reduce or eliminate a hedge position held by a Fund, a Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract, which may limit a Fund’s ability to realize its profits or limit its losses. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts; (ii) restrictions may be imposed by an exchange on opening transactions, closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts, or underlying securities; (iv) unusual or unforeseen circumstances, such as volume in excess of trading or clearing capability, may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts (or a particular class or series of contracts), in which event the secondary market on that exchange (or in the class or series of contracts) would cease to exist, although outstanding contracts on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.
Interest rate futures contracts are traded in an auction environment on the floors of several exchanges — principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. A Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.
Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position in the index. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).
Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm
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commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
Commodity-Linked Futures Contracts. Commodity-linked futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact in futures contracts, a clearing corporation to process trades, and standardization of expiration dates and contract sizes. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges may have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.
Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, crude oil, brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; and (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. A Fund may purchase commodity futures contracts, swaps on commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these six main commodity groups and the individual commodities within each group, as well as other types of commodities.
The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while a Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.
In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominant hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.
The changing nature of the hedgers and speculators in the commodity markets will influence whether futures contract prices are above or below the expected future spot price. This can have significant implications for a Fund when it is time to replace an existing contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominant hedgers in the market, a Fund might open the new futures position at a higher price or choose other related commodity-linked investments.
The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices and commodity-linked investments, including futures contracts, commodity-linked structured notes, commodity-linked options and commodity-linked swaps, than on traditional securities. These additional variables may create additional investment risks which subject a Fund’s commodity-linked investments to greater volatility than investments in traditional securities.
Options on Futures Contracts. A Fund may purchase and write call and put options on those futures contracts that it is permitted to buy or sell. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or other assets or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. A futures option gives the holder, in return for the premium paid, the right, but not the obligation, to buy from (call) or sell to (put) the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling or purchasing an option of the same series, at which time the person entering into the closing purchase transaction will realize a gain or loss. There is no guarantee that such closing purchase transactions can be effected.
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A Fund will enter into written options on futures contracts only when, in compliance with regulatory requirements, it has designated cash or liquid securities at least equal in value to the underlying security’s or other asset’s value (less any applicable margin deposits). A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above.
Options on Index Futures Contracts. A Fund may also purchase and sell options on index futures contracts. Options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Use by Tax-Exempt Funds of Interest Rate and U.S. Treasury Security Futures Contracts and Options. If a Fund invests in tax-exempt securities, it may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of a Fund’s portfolio manager, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.
Options on Stocks, Stock Indices and Other Indices. A Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular stocks or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (OCC). Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks.
There is a key difference between stock options and index options in connection with their exercise. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the securities included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500® Index or a narrower market index, such as the S&P 100® Index. Indices may also be based on an industry or market segment.
A Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges.
As an alternative to purchasing call and put options on index futures, a Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the OCC. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.
Writing Covered Options. A Fund may write covered call options and covered put options on securities held in its portfolio. Call options written by a Fund give the purchaser the right to buy the underlying securities from a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price; put options give the purchaser the right to sell the underlying securities to a Fund at the stated exercise price at any time prior to the expiration date of the option, regardless of the security’s market price.
A Fund may write covered options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will hold liquid assets equal to the price to be paid if the option is exercised. In addition, a Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. A Fund may write combinations of covered puts and calls (straddles) on the same underlying security.
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A Fund will receive a premium from writing a put or call option, which increases a Fund’s return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than the security’s then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.
A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by a Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an offsetting option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected in order to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. A Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.
If a Fund writes a call option but does not own the underlying security, and when it writes a put option, a Fund may be required to deposit cash or securities with its broker as “margin” or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, a Fund may also have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.
Purchasing Put Options. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.
Purchasing Call Options. A Fund may purchase call options, including call options to hedge against an increase in the price of securities that a Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Over-the-Counter (OTC) Options. OTC options (options not traded on exchanges) are generally established through negotiation with the other party to the options contract. A Fund will enter into OTC options transactions only with primary dealers in U.S. Government securities and, in the case of OTC options written by a Fund, only pursuant to agreements that will assure that a Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. A Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be “in-the-money” as an illiquid investment. It is the present policy of a Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases; refer to your Fund’s prospectuses) of a Fund’s net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by a Fund, (ii) OTC options purchased by a Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.
Swap Agreements
Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, commodity futures, equity, equity index, credit default, bond futures, total return, portfolio and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.
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Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time, resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one party or the other.
In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amounts as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund’s exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency. In that case, the swap agreement would tend to decrease a Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.
Because swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts are generally held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Funds are subject to the risk that a clearing organization will use a Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its
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customers in the aggregate, rather than the gross amount of each customer. The Funds are therefore subject to the risk that a clearing organization will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate cash flow for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating interest rates on a predetermined specified (notional) amount. The swap agreement’s notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, Treasury rates and foreign interest rates.
Credit Default Swap Agreements. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in a credit default swap. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally will lose its investment and recover nothing if no credit event occurs and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.
A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or designate cash or other liquid assets or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or designate cash or other liquid assets or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or designation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or designation will not limit a Fund’s exposure to loss.
Equity Swaps. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.
Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to
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obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated by a Fund on its books and records. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be designated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.
Variance, Volatility and Correlation Swap Agreements. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.
Commodity-Linked Swaps. Commodity-linked swaps are two-party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. A Fund may engage in swap transactions that have more than one period and therefore more than one exchange of commodities.
A Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With a “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a cross currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will have to pay in full periodically based upon the currency they have borrowed. Changes in foreign exchange currency rates and changes in interest rates, as described above, may negatively affect currency swaps.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. A Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund typically enters into contracts for differences (and analogous futures positions) when its portfolio manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, a Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value.
Swaptions. A swaption is an options contract on a swap agreement. These transactions give a party the right (but not the obligation) to enter into new swap agreements or to shorten, extend, cancel or otherwise modify an existing swap agreement (which are described herein) at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement. Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars (which are described herein).
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Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s net asset value.
Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) established a framework for the regulation of OTC swap markets; the framework outlined the joint responsibility of the CFTC and the SEC in regulating swaps. The CFTC is responsible for the regulation of swaps, the SEC is responsible for the regulation of security-based swaps and they are both jointly responsible for the regulation of mixed swaps.
Risk of Potential Governmental Regulation of Derivatives
It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. The effects of present or future legislation and regulation in this area are not known, but the effects could be substantial and adverse.
The futures markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
The regulation of swaps and futures transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies. In particular, the Dodd-Frank Act, which was signed into law in July 2010, will change the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing of many OTC derivatives transactions.
Additional Risk Factors in Cleared Derivatives Transactions
Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In a cleared derivatives transaction, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.
In many ways, centrally cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives positions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is developed by the clearing members and generally is less favorable to the Funds than typical bilateral
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derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.
Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and the central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause a number of those dealers to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.
CFTC Regulation
Pursuant to Rule 4.5 under the CEA, Commodity Strategy Fund no longer qualifies for an exclusion from the definition of a commodity pool. Accordingly, the Fund is registered as a "commodity pool" and the Investment Manager is registered as a “commodity pool operator” with respect to the Fund under the CEA.
Each of the other Funds listed on the cover of this SAI qualifies for an exclusion from the definition of a commodity pool under the CEA and has on file a notice of exclusion under CFTC Rule 4.5. Accordingly, the Investment Manager is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds, although the Investment Manager is a registered “commodity pool operator” and “commodity trading advisor”. To remain eligible for the exclusion, each of these Funds is limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, one or more Funds not currently registered as a “commodity pool” may be required to register as such, which could increase Fund expenses, adversely affecting the Fund’s total return.
Dollar Rolls
Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar securities on a specified future date and price from the same party. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls. A Fund foregoes principal and interest paid on the securities during the “roll” period. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities, as well as the interest earned on the cash proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage dollar rolls include: Counterparty Risk, Credit Risk and Interest Rate Risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELNs in a privately negotiated transaction with the issuer of the ELNs (or its broker-dealer affiliate). The Fund may or may not hold an ELN until its maturity.
Equity-linked securities also include issues such as Structured Yield Product Exchangeable for Stock (STRYPES), Trust Automatic Common Exchange Securities (TRACES), Trust Issued Mandatory Exchange Securities (TIMES) and Trust Enhanced Dividend Securities (TRENDS). The issuers of these equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract
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with an existing shareholder of the company relating to the common stock. Quarterly distributions on such equity-linked securities generally consist of the cash received from the U.S. Treasury securities and such equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.
ELNs also include participation notes issued by a bank or broker-dealer that entitles the Fund to a return measured by the change in value of an Underlying Equity. Participation notes are typically used when a direct investment in the Underlying Equity is restricted due to country-specific regulations. Investment in a participation note is not the same as investment in the constituent shares of the company (or other issuer type) to which the Underlying Equity is economically tied. A participation note represents only an obligation of the company or other issuer type to provide the Fund the economic performance equivalent to holding shares of the Underlying Equity. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant Underlying Equity. In other words, shares of the Underlying Equity are not in any way owned by the Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with equity-linked notes include: Counterparty Risk, Credit Risk, Liquidity Risk and Market Risk.
Eurodollar and Yankee Dollar and Related Derivative Instruments
Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.
Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR, to which many interest rate swaps and fixed income instruments are linked.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with Eurodollar and Yankee Dollar instruments include: Credit Risk, Foreign Securities Risk, Interest Rate Risk and Issuer Risk.
Exchange-traded notes (ETNs)
ETNs are instruments that combine aspects of bonds and exchange-traded funds (ETFs) and are designed to provide investors with access to the returns, less investor fees and expenses, of various market benchmarks or strategies to which they are usually linked. When an investor buys an ETN, the issuer, typically an underwriting bank, promises to pay upon maturity the amount reflected in the benchmark or strategy (minus fees and expenses). Some ETNs make periodic coupon payments. Like ETFs, ETNs are traded on an exchange, but ETNs have additional risks compared to ETFs, including the risk that if the credit of the ETN issuer becomes suspect, the investment might lose some or all of its value. Though linked to the performance, for example, of a market benchmark, ETNs are not equities or index funds, but they do share several characteristics. Similar to equities, ETNs are traded on an exchange and can be sold short. Similar to index funds, ETNs may be linked to the return of a benchmark or strategy, but ETNs don't have an ownership interest in the instruments underlying the benchmark or strategy the ETN is tracking.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with exchange-traded notes include: Counterparty Risk, Credit Risk and Market Risk.
Foreign Currency Transactions
Because investments in foreign securities usually involve currencies of foreign countries and because a Fund may hold cash and cash equivalent investments in foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time, causing a Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.
Spot Rates and Derivative Instruments. A Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward foreign currency exchange contracts (forward contracts). (See Types of Investments – Derivatives.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.
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A Fund may enter into forward contracts for a variety of reasons, including for risk management (hedging) or for investment purposes.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
A Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
This method of protecting the value of a Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts can be used to minimize the risk of loss due to a decline in value of hedged currency, they will also limit any potential gain that might result should the value of such currency increase.
A Fund may also enter into forward contracts when the Fund’s portfolio manager believes the currency of a particular country will increase in value relative to another currency. A Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.
For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar.
Unanticipated changes in the currency exchange results could result in poorer performance for Funds that enter into these types of transactions.
A Fund may designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitments on such contracts.
At maturity of a forward contract, a Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, having the same maturity date, and covering the same amount of foreign currency.
If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.
Although a Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. However, it will do so from time to time, and such conversions involve certain currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
It is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that a Fund will be required to limit or restructure its forward contract currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.
Options on Foreign Currencies. A Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a Fund may buy put options on the foreign currency. If the value of the currency does decline, a Fund would have the right to sell the currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.
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Conversely, where a change in the dollar value of a currency would increase the cost of securities a Fund plans to buy, or where a Fund would benefit from increased exposure to the currency, a Fund may buy call options on the foreign currency, giving it the right to purchase the currency for a fixed amount in dollars. The purchase of the options could offset, at least partially, the changes in exchange rates.
As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
A Fund may write options on foreign currencies for similar purposes. For example, when a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency, giving the option holder the right to purchase that currency from the Fund for a fixed amount in dollars. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be offset, at least partially, by the amount of the premium received.
Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a Fund could write a put option on the relevant currency, giving the option holder the right to that currency from the Fund for a fixed amount in dollars. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.
As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.
An option written on foreign currencies is covered if a Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
Foreign Currency Futures and Related Options. A Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a Fund’s investments denominated in that currency over time.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign currency transactions include: Foreign Currency Risk, Derivatives Risk, Interest Rate Risk, and Liquidity Risk.
Foreign Securities
Unless otherwise stated in a Fund’s prospectus, stocks, bonds and other securities or investments are deemed to be “foreign” based primarily on the issuer’s place of organization/incorporation, but the Fund may also consider the issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. A Fund’s investments in
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foreign markets, may include issuers in emerging markets, as well as frontier markets, each of which carry heightened risks as compared with investments in other typical foreign markets. Unless otherwise stated in a Fund’s prospectus, emerging market countries are generally those either defined by World Bank-defined per capita income brackets or determined to be an emerging market based on the Fund portfolio manager’s qualitative judgments about a country’s level of economic and institutional development, among other factors. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to investing in more developed markets) and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
Due to the potential for foreign withholding taxes, MSCI publishes two versions of its indices reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Investment Manager believes that the net dividends version of MSCI indices better reflects the returns U.S. investors might expect were they to invest directly in the component securities of an MSCI index.
There is a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where such shares are voted. This is referred to as “share blocking”. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of a Fund, may abstain from voting proxies in markets that require share blocking.
Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interest holder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with foreign securities include: Emerging Markets Securities Risk, Foreign Currency Risk, Foreign Securities Risk, Frontier Market Risk, Geographic Concentration Risk, Issuer Risk and Market Risk.
Guaranteed Investment Contracts (Funding Agreements)
Guaranteed investment contracts, or funding agreements, are short-term, privately placed debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days’ notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions. See Types of Investments – Illiquid Securities.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with guaranteed investment contracts (funding agreements) include: Credit Risk and Liquidity Risk.
High-Yield Securities
High-yield, or low and below investment grade securities (below investment grade securities are also known as “junk bonds”) are debt securities with the lowest investment grade rating (e.g., BBB by S&P and Fitch or Baa by Moody’s), that are below investment grade (e.g., lower than BBB by S&P and Fitch or Baa by Moody’s) or that are unrated but determined by a Fund’s portfolio manager to be of comparable quality. These types of securities may be issued to fund corporate transactions or restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications or similar events, are more speculative in nature than securities with higher ratings and tend to be more sensitive to credit risk, particularly during a downturn in the economy. These types of securities generally are issued by unseasoned companies without long track records of sales and earnings, or by companies or municipalities that have questionable credit strength. High-yield securities and comparable unrated securities: (i) likely will have some quality and protective characteristics that, in the judgment of one or more NRSROs, are outweighed by large uncertainties or major risk exposures to adverse conditions; (ii) are speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation; and (iii) may have a less liquid secondary market, potentially making it difficult to value or sell such securities. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality. High-yield securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
The rates of return on these types of securities generally are higher than the rates of return available on more highly rated securities, but generally involve greater volatility of price and risk of loss of principal and income, including the possibility of default by or insolvency of the issuers of such securities. Accordingly, a Fund may be more dependent on the Investment Manager’s (or, if applicable, a subadviser’s) credit analysis with respect to these types of securities than is the case for more highly rated securities.
The market values of certain high-yield securities and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than are the market values of more highly rated securities. In addition, issuers of high-yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.
The risk of loss due to default is greater for high-yield and comparable unrated securities than it is for higher rated securities because high-yield securities and comparable unrated securities generally are unsecured and frequently are subordinated to more senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its holdings of such securities. The existence of limited markets for lower-rated debt securities may diminish a Fund’s ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating portfolio net asset value; and (ii) sell the securities at fair market value either to meet redemption requests or to respond to changes in the economy or in financial markets.
Many lower-rated securities are not registered for offer and sale to the public under the 1933 Act. Investments in these restricted securities may be determined to be liquid (able to be sold within seven days at approximately the price at which they are valued by a Fund) pursuant to policies approved by the Fund’s Trustees. Investments in illiquid securities, including restricted securities that have not been determined to be liquid, may not exceed 15% of a Fund’s net assets. A Fund is not otherwise subject to any limitation on its ability to invest in restricted securities. Restricted securities may be less liquid than other lower-rated securities, potentially making it difficult to value or sell such securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with high-yield securities include: Credit Risk, Interest Rate Risk, High-Yield Securities Risk and Prepayment and Extension Risk.
Illiquid Securities
Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered
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under U.S. securities laws, cannot be sold in public transactions. Some securities are deemed to be illiquid because they are subject to contractual or legal restrictions on resale. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities at the time of purchase.
Although one or more of the other risks described in this SAI may also apply, the risk typically associated with illiquid securities include: Liquidity Risk.
Inflation-Protected Securities
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor’s assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index (CPI) for urban consumers and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. Similarly, a Fund treated as a regulated investment company (RIC) under the Code that holds these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with inflation-protected securities include: Inflation-Protected Securities Risk, Interest Rate Risk and Market Risk. In addition, inflation-protected securities issued by non-U.S. government agencies or instrumentalities are subject to Credit Risk.
Initial Public Offerings
A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer. Fixed income funds frequently invest in these types of offerings of debt securities. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets. A Fund may hold IPO securities for a period of time, or may sell them soon after the purchase. Investments in IPOs could have a magnified impact — either positive or negative — on a Fund’s performance while the Fund’s assets are relatively small. The impact of an IPO on a Fund’s performance may tend to diminish as the Fund’s assets grow. In circumstances when investments in IPOs make a significant contribution to a Fund’s performance, there can be no assurance that similar contributions from IPOs will continue in the future.
Although one or more risks described in this SAI may also apply, the risks typically associated with IPOs include: Initial Public Offering (IPO) Risk, Issuer Risk, Liquidity Risk, Market Risk and Small Company Securities Risk.
Inverse Floaters
See Types of Investments – Derivatives – Index or Linked Securities (Structured Products) above.
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Investments in Other Investment Companies (Including ETFs)
Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund. These securities include shares of other open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (ETFs), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies.
Except with respect to funds structured as funds-of-funds or so-called master/feeder funds or other funds whose strategies otherwise allow such investments, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by a fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that may be passively managed (e.g., they seek to track the performance of specific indexes or companies in related industries) or they may be actively managed. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by certain other registered investment companies in excess of these limits.
ETFs are listed on an exchange and trade in the secondary market on a per-share basis, which allows investors to purchase and sell ETF shares at their market price throughout the day. Certain ETFs, such as passively managed ETFs, hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of these ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. Because these investment companies may invest in other securities, they are also subject to the risks associated with a variety of investment instruments as described in this SAI.
Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of affiliated funds, subject to certain conditions. Investing in affiliated funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with the securities of other investment companies include: Exchange-Traded Fund (ETF) Risk, Investing in Other Funds Risk, Issuer Risk and Market Risk.
Listed Private Equity Funds
A Fund may invest directly in listed private equity funds, which may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.
A Fund may invest in listed private equity funds that hold investments in a wide array of businesses and industries at various stages of development, from early to later stage to fully mature businesses. A Fund may invest in listed private equity funds that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, or may invest in listed private equity funds making debt investments or investments in companies at other stages of development. In addition, a Fund may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of listed private equity companies.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with investment in listed private equity funds include: Credit Risk, Liquidity Risk, Market Risk, Sector Risk, and Valuation Risk.
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Money Market Instruments
Money market instruments include cash equivalents and short-term debt obligations which include: (i) bank obligations, including certificates of deposit (CDs), time deposits and bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. A Fund may also invest in affiliated and unaffiliated money market mutual funds, which invest primarily in money market instruments. See Types of Investments – Variable- and Floating-Rate Obligations and Types of Investments – Private Placement and Other Restricted Securities for more information.
With respect to money market securities, certain U.S. Government obligations are backed or insured by the U.S. Government, its agencies or its instrumentalities. Other money market securities are backed only by the claims paying ability or creditworthiness of the issuer.
Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank unconditionally guarantees their payment at maturity.
A Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the Columbia Fund Complex and other institutional clients of the Investment Manager.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with money market instruments include: Credit Risk, Inflation Risk, Interest Rate Risk, Issuer Risk, Money Market Fund Risk and Regulatory Risk.
Mortgage-Backed Securities
Mortgage-backed securities are a type of asset-backed security that represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
In the past Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of their mortgage-backed securities. There can be no assurance that these or other agencies of the government will provide such support in the future. The future status of Fannie Mae or Freddie Mac could be impacted by, among other things, the actions taken and restrictions placed on Fannie Mae or Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s or Freddie Mac’s operations and activities under the senior stock purchase
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agreements, market responses to developments at Fannie Mae or Freddie Mac, and future legislative and regulatory action that alters the operations, ownership structure and/or mission of Fannie Mae or Freddie Mac, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Fannie Mae and Freddie Mac.
Stripped mortgage-backed securities are a type of mortgage-backed security that receives differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. See Types of Investments – Stripped Securities for more information.
Collateralized Mortgage Obligations (CMOs) are hybrid mortgage-related instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass-through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.
Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances an ETF may fail to recoup fully its initial investment in a CMO residual. CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Mortgage pass-through securities are interests in pools of mortgage-related securities that differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with mortgage- and asset-backed securities include: Credit Risk, Interest Rate Risk, Issuer Risk, Liquidity Risk, Mortgage-Backed and Other Asset-Backed Securities Risk, Prepayment and Extension Risk and Reinvestment Risk.
Municipal Securities
Municipal securities include debt obligations issued by governmental entities, including states, political subdivisions, agencies, instrumentalities, and authorities, as well as U.S. territories (such as Guam and Puerto Rico) and their political subdivisions, agencies, instrumentalities, and authorities, to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities.
Municipal securities may include municipal bonds, municipal notes and municipal leases, which are described below. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.
Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions. See Types of Investments – Commercial Paper for more information.
Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand, usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.
Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.
Municipal lease obligations are participations in privately arranged loans to state or local government borrowers and may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. In general, municipal lease obligations are unrated, in which case they will be determined by a Fund’s portfolio manager to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated.
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Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.
Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.
Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.
Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.
There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return. The municipal bond market is characterized by a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than for other security markets. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Standby Commitments. Standby commitments are securities under which a purchaser, usually a bank or broker-dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker-dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with standby commitments include: Counterparty Risk, Market Risk and Municipal Securities Risk.
Taxable Municipal Obligations. Interest or other investment return is subject to federal income tax for certain types of municipal obligations for a variety of reasons. These municipal obligations do not qualify for the federal income tax exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality’s underfunded pension plan.
For more information about the key risks associated with investments in municipal securities of particular states, see Appendix C. See Appendix A for a discussion of securities ratings. (See Types of Investments – Debt Obligations.)
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with municipal securities include: Credit Risk, Inflation Risk, Interest Rate Risk, Market Risk, Municipal Securities Risk and Municipal Securities Risk/Health Care Sector Risk.
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Participation Interests
Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been “packaged” by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in- kind and step-coupon securities and may be privately placed or publicly offered. See Types of Investments – Variable- and Floating-Rate Obligations, Types of Investments – Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Types of Investments – Private Placement and Other Restricted Securities for more information.
Loan participations also are a type of participation interest. Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies).
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with loan participations include: Confidential Information Access Risk, Credit Risk and Interest Rate Risk.
Partnership Securities
The Fund may invest in securities issued by publicly traded partnerships or master limited partnerships or limited liability companies (together referred to as “PTPs/MLPs”). These entities are limited partnerships or limited liability companies that may be publicly traded on stock exchanges or markets such as the NYSE, the NYSE Alternext US LLC (“NYSE Alternext”) (formerly the American Stock Exchange) and NASDAQ. PTPs/MLPs often own businesses or properties relating to energy, natural resources or real estate, or may be involved in the film industry or research and development activities. Generally PTPs/MLPs are operated under the supervision of one or more managing partners or members. Limited partners, unit holders, or members (such as a fund that invests in a partnership) are not involved in the day-to-day management of the company. Limited partners, unit holders, or members are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.
At times PTPs/MLPs may potentially offer relatively high yields compared to common stocks. Because PTPs/MLPs are generally treated as partnerships or similar limited liability “pass-through” entities for tax purposes, they do not ordinarily pay income taxes, but pass their earnings on to unit holders (except in the case of some publicly traded firms that may be taxed as corporations). For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units. These tax consequences may differ for different types of entities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with partnership securities include: Interest Rate Risk, Issuer Risk, Liquidity Risk and Market Risk.
Preferred Stock
Preferred stock represents units of ownership of a corporation that frequently have dividends that are set at a specified rate. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock shares some of the characteristics of both debt and equity. Preferred stock ordinarily does not carry voting rights. Most preferred stock is cumulative; if dividends are passed (i.e., not paid for any reason), they accumulate and must be paid before common stock dividends. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred stock, which is limited to the stipulated dividend. Convertible preferred stock is exchangeable for a given number of shares of common stock and thus tends to be more volatile than nonconvertible preferred stock, which generally behaves more like a fixed income bond. Preferred stock may be privately placed or publicly offered. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. See Types of Investments – Private Placement and Other Restricted Securities for more information.
Auction preferred stock (APS) is a type of adjustable-rate preferred stock with a dividend determined periodically in a Dutch auction process by corporate bidders. An APS is distinguished from standard preferred stock because its dividends change from time to time. Shares typically are bought and sold at face values generally ranging from $100,000 to $500,000 per share. Holders of APS may not be able to sell their shares if an auction fails, such as when there are more shares of APS for sale at an auction than there are purchase bids.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with preferred stock include: Convertible Securities Risk, Issuer Risk, Liquidity Risk and Market Risk.
Private Placement and Other Restricted Securities
Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.
Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with private placement and other restricted securities include: Issuer Risk, Liquidity Risk, Market Risk and Confidential Information Access Risk.
Real Estate Investment Trusts
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions.
Partnership units of real estate and other types of companies sometimes are organized as master limited partnerships in which ownership interests are publicly traded.
Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A Fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with REITs include: Interest Rate Risk, Issuer Risk, Market Risk and Real Estate-Related Investment Risk.
Repurchase Agreements
Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time (usually within seven days) subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The repurchase agreement specifies the yield during the purchaser’s holding period. Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase, which may consist of a variety of security types. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker-dealers and the Fixed Income Clearing Corporation. Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with repurchase agreements include: Counterparty Risk, Credit Risk, Issuer Risk, Market Risk and Repurchase Agreements Risk.
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Reverse Repurchase Agreements
Reverse repurchase agreements are agreements under which a Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time (normally within 7 days) and price which reflects an interest payment. A Fund generally retains the right to interest and principal payments on the security. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, Issuer Risk, Leverage Risk, Market Risk and Reverse Repurchase Agreements Risk.
Short Sales
A Fund may sometimes sell securities short when it owns an equal amount of the securities sold short. This is a technique known as selling short “against the box.” If a Fund makes a short sale “against the box,” it would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by a Fund, because a Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
Short sales “against the box” entail many of the same risks and considerations described below regarding short sales not “against the box.” However, when a Fund sells short “against the box” it typically limits the amount of its effective leverage. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when a Fund’s portfolio manager believes that the price of a security may decline, causing a decline in the value of a security owned by a Fund or a security convertible into or exchangeable for such security. In such case, any future losses in a Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where a Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. Short sales may have adverse tax consequences to a Fund and its shareholders.
Subject to its fundamental and non-fundamental investment policies, a Fund may engage in short sales that are not “against the box,” which are sales by a Fund of securities, contracts or instruments that it does not own in hopes of purchasing the same security, contract or instrument at a later date at a lower price. The technique is also used to protect a profit in a long-term position in a security, commodity futures contract or other instrument. To make delivery to the buyer, a Fund must borrow or purchase the security. If borrowed, a Fund is then obligated to replace the security borrowed from the third party, so a Fund must purchase the security at the market price at a later time. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price of the security from the time of the short sale plus any premiums and interest paid to the third party. (Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.) Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit-linked instruments, and swap contracts.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with short sales include: Leverage Risk, Market Risk and Short Selling Risk.
Sovereign Debt
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. It may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Types of Investments – Foreign Securities.) In addition, there may be no legal recourse against a sovereign debtor in the event of a default.
Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with sovereign debt include: Credit Risk, Emerging Markets Securities Risk, Foreign Securities Risk, Issuer Risk and Market Risk.
Standby Commitments
See Types of Investments – Municipal Securities above.
Stripped Securities
Stripped securities are the separate income or principal payments of a debt security and evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (STRIPS) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (TIGERs) are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, (SMBS) also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with stripped securities include: Credit Risk, Interest Rate Risk, Liquidity Risk, Prepayment and Extension Risk and Stripped Securities Risk
Trust-Preferred Securities
Trust-preferred securities, also known as trust-issued securities, are securities that have characteristics of both debt and equity instruments and are typically treated by the Funds as debt investments.
Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is created by a financial institution, such as a bank holding company. The financial institution typically creates the trust with the objective of increasing its capital by issuing subordinated debt to the trust in return for cash proceeds that are reflected on the financial institutions balance sheet.
The primary asset owned by the trust is the subordinated debt issued to the trust by the financial institution. The financial institution makes periodic interest payments on the debt as discussed further below. The financial institution will subsequently own the trust’s common securities, which may typically represent a small percentage of the trust’s capital structure. The remainder of the trust’s capital structure typically consists of trust-preferred securities which are sold to investors. The trust uses the sales proceeds to purchase the subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.
The trust uses the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are often higher than other dividends potentially available on the financial institution’s common stocks. The interests of the holders of the trust-preferred securities are senior to those of common stockholders in the event that the financial institution is liquidated, although their interests are typically subordinated to those of other holders of other debt issued by the institution.
The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities issued by the trust are treated by the financial institution as debt securities for tax purposes (as a consequence of which the expense of paying interest on the securities is tax deductible), but are treated as more desirable equity securities for purposes of the calculation of capital requirements.
In certain instances, the structure involves more than one financial institution and thus, more than one trust. In such a pooled offering, an additional separate trust may be created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by other trust subsidiaries of the participating financial institutions. In such a structure, the trust-preferred securities held by the investors are backed by other trust-preferred securities issued by the trust subsidiaries.
If a financial institution is financially unsound and defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of the trust-preferred securities such as the Fund, as the trust typically has no business operations other than holding the subordinated debt issued by the financial institution(s) and issuing the trust-preferred securities and common stock backed by the subordinated debt.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with trust-preferred securities include: Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
U.S. Government and Related Obligations
U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various agencies or instrumentalities established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies or instrumentalities of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government. U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Types of Investments – Variable- and Floating-Rate Obligations for more information.
Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.
Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Fannie Mae, Freddie Mac, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.
On August 5, 2011, S& P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA”. Because a Fund may invest in U.S. Government obligations, the value of its shares may be adversely affected by S&P’s downgrade or any future downgrades of the U.S. Government’s credit rating. The long-term impact of the downgrade is uncertain. See Appendix A for a description of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with U.S. Government and related obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, Reinvestment Risk and U.S. Government Obligations Risk.
Variable- and Floating-Rate Obligations
Variable- and floating-rate obligations are debt instruments that provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor (as lender), and the borrower. The interest rates on these notes fluctuate. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, high-yield securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.
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Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants on the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its rights and the rights of the syndicate against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.
A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy.
Loans may be structured in different forms, including assignments and participations. In an assignment, a Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.
The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.
Corporate loans in which a Fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. The highly leveraged capital structure of certain borrowers may make such loans especially vulnerable to adverse changes in economic or market conditions. The Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that a Fund’s Portfolio Manager believes are attractive arise.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.
Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances the Investment Manager may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.
In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held in a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities.
In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client accounts collectively held only a single category of the issuer’s securities.
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Although one or more of the other risks described in this SAI may also apply, the risks typically associated with variable- or floating-rate obligations include: Counterparty Risk, Credit Risk, Interest Rate Risk, Liquidity Risk and Prepayment and Extension Risk.
Warrants and Rights
Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any.
The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with warrants and rights include: Convertible Securities Risk, Counterparty Risk, Credit Risk, Issuer Risk and Market Risk.
When-Issued, Delayed Delivery and Forward Commitment Transactions
When-issued, delayed delivery and forward commitment transactions involve the purchase or sale of securities by a Fund, with payment and delivery taking place in the future after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. When engaging in when-issued, delayed delivery and forward commitment transactions, a Fund typically will designate liquid assets in an amount equal to or greater than the purchase price. The payment obligation and, if applicable, the interest rate that will be received on the securities, are fixed at the time that a Fund agrees to purchase the securities. A Fund generally will enter into when-issued, delayed delivery and forward commitment transactions only with the intention of completing such transactions.
However, a Fund’s portfolio manager may determine not to complete a transaction if he or she deems it appropriate to close out the transaction prior to its completion. In such cases, a Fund may realize short-term gains or losses.
To Be Announced Securities (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase market risks because the underlying mortgages may be less favorable than anticipated by the Fund. See Types of Investments – Mortgage-Backed Securities and – Asset-Backed Securities.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with when-issued, delayed delivery and forward commitment transactions include: Counterparty Risk, Credit Risk and Market Risk.
Zero-Coupon, Pay-in-Kind and Step-Coupon Securities
Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, high-yield securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.
Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs or STRIPS. Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.
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Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or to give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Step-coupon securities trade at a discount from their face value and pay coupon interest that gradually increases over time. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.
Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities typically have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities.
See Appendix A for a discussion of securities ratings.
Although one or more of the other risks described in this SAI may also apply, the risks typically associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk and Zero-Coupon Bonds Risk.
Information Regarding Risks
The following is a summary of risks of investing in the Funds and the risk characteristics associated with the various investment instruments available to the Funds for investment. A Fund’s risk profile is largely defined by the Fund’s primary portfolio holdings and principal investment strategies (for the description of a Fund’s principal investment strategies and principal risks, please see that Fund’s prospectus). However, the Funds are allowed to use securities, instruments, strategies and other assets and investments other than those described in the Fund’s principal investment strategies, subjecting the Fund to the risks associated with these securities, instruments, strategies and other assets and investments. One or more of the following risks may be associated with investment in a Fund at any time:
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that will achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Activist Strategies Risk. The Fund may purchase securities of a company that is the subject of a proxy contest or which activist investors are attempting to influence, in the expectation that new management or a change in business strategies will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.
In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.
Allocation Risk. For any Fund that uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with a similar investment objective and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Arbitrage Strategies Risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.
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The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.
Asset-Backed Securities Risk. The value of the Fund's asset-backed securities may be affected by, among other things, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market's assessment of the quality of underlying assets. Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed by securities backed by these types of loans and others, such as mortgage loans. Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, resulting in valuations that are volatile and sensitive to changes in interest rates.
Bankruptcy Process Risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.
Changing Distribution Level Risk. The amount of the distributions paid by the Fund will vary and generally depends on the amount of interest income and/or dividends received by the Fund on the securities it holds. The Fund may not be able to pay distributions or may have to reduce its distribution level if the interest income and/or dividends the Fund receives from its investments decline.
Commodity-related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may, in turn, reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject the value of the Fund's investments to greater volatility than other types of investments. No, or limited, active trading market may exist for certain commodities investments, which may impair the ability to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments are subject to the risk that the counterparty to the instrument may not perform or be unable to perform in accordance with the terms of the instrument. The Fund may make commodity-related investments through, and may invest in one or more underlying funds that make commodity-related investments through, one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections. However, any such subsidiary is wholly owned and controlled by the Fund and any underlying fund subsidiary is wholly-owned and controlled by the underlying fund, making it unlikely that the subsidiary will take action contrary to the interests of the Fund or the underlying fund and their shareholders. Further, any such subsidiaries will be subject to the laws of a foreign jurisdiction, and can be adversely affected by developments in that jurisdiction.
Concentration Risk. To the extent that the Fund concentrates its investment in particular issuers, countries, geographic regions, industries or sectors, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of issuers, countries, geographic regions, industries, sectors or investments.
Confidential Information Access Risk. In many instances, issuers of floating rate loans offer to furnish material, non-public information (Confidential Information) to prospective purchasers or holders of the issuer’s floating rate loans to help potential investors assess the value of the loan. Portfolio managers may avoid the receipt of Confidential Information about the issuers of
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floating rate loans being considered for acquisition by the Fund, or held in the Fund. A decision not to receive Confidential Information from these issuers may disadvantage the Fund as compared to other floating rate loan investors, and may adversely affect the price the Fund pays for the loans it purchases, or the price at which the Fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the decision not to receive Confidential Information could adversely affect the Fund’s performance.
Convertible Securities Risk. Convertible debt securities are subject to the usual risks associated with debt securities, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt security will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock's market movements, a convertible security generally is not as sensitive to interest rates as a similar debt security, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company's common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund's return.
Counterparty Risk. The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.
Credit Risk. Credit risk is the risk that the value of loans or fixed-income securities, or other instruments or assets, may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. Fixed-income securities backed by an issuer's taxing authority may be subject to legal limits on the issuer's power to increase taxes or otherwise to raise revenue, or may be dependent on legislative appropriation or government aid. Certain fixed-income securities are backed only by revenues derived from a particular project or source, rather than by an issuer's taxing authority, and thus may have a greater risk of default. Rating agencies assign credit ratings to certain loans and fixed-income securities to indicate their credit risk. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities. Non-investment grade loans or fixed-income securities (commonly called “high-yield” or “junk”) may be subject to greater price fluctuations and are more likely to experience a default than investment grade loans or securities and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated loans or fixed-income securities, or if the ratings of securities held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. If the issuer of a loan declares bankruptcy or is declared bankrupt, there may be a delay before the Fund can act on the collateral securing the loan, which may adversely affect the Fund. Further, there is a risk that a court could take action with respect to a loan that is adverse to the holders of the loan. Such actions may include invalidating the loan, the lien on the collateral, the priority status of the loan, or ordering the refund of interest previously paid by the borrower. Any such actions by a court could adversely affect the Fund’s performance. A default or expected default of a loan could also make it difficult for the Fund to sell the loan at a price approximating the value previously placed on it. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel. This may increase the Fund’s operating expenses and adversely affect its NAV. Loans that have a lower priority for repayment in an issuer’s capital structure may involve a higher degree of overall risk than more senior loans of the same borrower.
Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies such as the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial-of-service attacks on fund websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its adviser, subadviser(s), distributor, custodians, transfer agent, Selling Agents and/or other third party service providers may adversely impact a Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or
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confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund may also incur substantial costs for cyber security risk management in order to prevent any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Fund or the Fund’s service providers have established business continuity plans and systems designed to prevent such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment therein to lose value.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with the particular country, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications. A potential conflict of interest exists to the extent that the Fund invests in ADRs for which the Fund's custodian serves as depository bank.
Derivatives Risk. Derivatives are financial instruments whose value depends on, or is derived from, the value of other underlying assets. Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility for the Fund. Derivative investments will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks. Depending on the type and purpose of the Fund’s derivative investments, these risks may include: correlation risk (there may be an imperfect correlation between the hedge and the opposite position, which is related to hedging risk), counterparty risk (the counterparty to the instrument may not perform or be able to perform in accordance with the terms of the instrument), leverage risk (losses from the derivative instrument may be greater than the amount invested in the derivative instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), and/or liquidity risk (it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), each of which may result in significant losses for the Fund.
Derivatives Risk/Commodity-Linked Futures Contracts Risk. The loss that may be incurred by the Fund in entering into futures contracts is potentially unlimited and may exceed the amount of the premium. Futures markets are highly volatile and the use of futures by the Fund may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund. Futures contracts may be illiquid. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges.
Derivatives Risk/Commodity-Linked Structured Notes Risk. The use of commodity-linked structured notes is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investments in commodity-linked structured notes involve substantial risks, including risk of loss of interest and principal, lack of a secondary (i.e., liquid) market, and risk of greater volatility than investments in traditional equity and debt markets.
If payment of interest on a commodity-linked structured note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might receive lower interest payments (or not receive any of the interest due) on its investments if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange. At any time, the risk of loss associated with a particular structured note in the Fund’s portfolio may be significantly higher than the value of the note.
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A liquid secondary market may not exist for the commodity-linked structured notes held in the Fund’s portfolio, which may make it difficult for the notes to be sold at a price acceptable to the portfolio managers or to accurately value them. Investment in commodity-linked structured notes also subjects the Fund to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), each of which may result in significant losses for the Fund.
The value of the commodity-linked structured notes may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, the particular terms of a commodity-linked structured note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Economic leverage will increase the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable.
Derivatives Risk/Commodity-Linked Swaps Risk. The use of commodity-linked swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Commodity-linked swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps may be leveraged (creating leverage risk) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), pricing risk (swaps may be difficult to value) and liquidity risk (the risk that it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant losses for the Fund.
Derivatives Risk/Contracts for Difference Risk. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities or other instruments. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss – even in circumstances when the securities in both the long and short baskets appreciate in value.
Derivatives Risk/Credit Default Swap Indexes Risk. A credit default swap (CDS) is an agreement between two parties in which one party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay on a referenced debt obligation or the bankruptcy of the obligation’s issuer. As such, a CDS generally enables an investor to buy or sell protection against a credit event. A credit default index (CDX) is an index of CDS. Credit default swap indexes (CDSX) are swap agreements that are intended to track the performance of a CDX. CDSX allow an investor, such as the Fund, to manage credit risk or to take a position on a basket of debt obligations more efficiently than transacting in single name CDS. If a credit event occurs in one of the reference issuers, the protection is paid out through the delivery of the defaulted bond by the buyer of protection in return for payment of the notional value of the defaulted bond by the seller of protection or through a cash settlement between the two parties. The reference issuer is then removed from the index. CDSX are subject to the risk that the Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund's recovery. Thus, if the counterparty under a CDSX defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The Fund’s return from investment in CDSX may not match the return of the referenced index. Further, investment in CDSX could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of CDSX. If a referenced index has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of the Fund’s CDSX may permit the counterparty to immediately close out the transaction. In that event, the Fund may be unable to enter into another CDSX or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.
Derivatives Risk/Credit Default Swaps Risk. The use of credit default swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. A credit default swap may be embedded within a structured note or other derivative instrument. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in the underlying securities, because swaps, among other
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factors, may be leveraged (creating leverage risk, the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument) and subject the Fund to counterparty risk (the risk that the counterparty to the instrument will not perform or be unable to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), pricing risk (the risk that swaps may be difficult to value) and liquidity risk (it may not be possible for the Fund to liquidate a swap position at an advantageous time or price), each of which may result in significant losses for the Fund. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. If the Fund is buying credit protection, there is a risk that no credit event will occur.
Derivatives Risk/Equity-Linked Notes Risk. An equity-linked note (ELN) is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an Underlying Equity). An ELN typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. The Fund may purchase ELNs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933, as amended. The Fund may also purchase an ELN in a privately negotiated transaction with the issuer of the ELN (or its broker-dealer affiliate). The Fund's investment in ELNs has the potential to lead to significant losses because ELNs are subject to the market and volatility risks associated with their Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer and concentration risk. The liquidity of unlisted ELNs is normally determined by the willingness of the issuer to make a market in the ELN. While the Fund will seek to purchase ELNs only from issuers that it believes to be willing to, and capable of, repurchasing the ELN at a reasonable price, there can be no assurance that the Fund will be able to sell any ELN at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELNs often take the form of unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELN, thereby subjecting the Fund to the further risk of being too concentrated in the securities (including ELNs) of that issuer. The Fund may or may not hold an ELN until its maturity. ELNs also include participation notes.
Derivatives Risk/Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Fund to the risk that an ETN’s issuer may be unable to pay, which means that the Fund is subject to issuer credit risk, including that the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying benchmark or strategy remaining unchanged. ETNs do not typically offer principal protection, so the Fund may lose some or all of its investment. The returns of ETNs are usually linked to the performance of a market benchmark or strategy, less investor fees and expenses. The Fund will bear its proportionate share of the fees and expenses of the ETN, which may cause the Fund’s returns to be lower. The return on ETNs will typically be lower than the total return on a direct investment in the components of the underlying index or strategy because of the ETN’s investor fees and expenses. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying benchmark or strategy.
Derivatives Risk/Forward Foreign Currency Contracts Risk. The use of these derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. These instruments are a type of derivative contract, whereby the Fund may agree to buy or sell a country's or region’s currency at a specific price on a specific date in the future. These instruments may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations, subjecting the Fund to foreign currency risk (the risk that Fund performance may be negatively impacted by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund exposes a significant percentage of its assets to currencies other than the U.S. dollar). The effectiveness of any currency hedging strategy by a Fund may be reduced by the Fund’s inability to precisely match forward contract amounts and the value of securities involved. Forward foreign currency contracts used for hedging may also limit any potential gain that might result from an increase or decrease in the value of the currency. Unanticipated changes in the currency markets could result in reduced performance for the Fund or losses. At or prior to maturity of a forward contract, the Fund may enter into an offsetting contract and may incur a loss to the extent there has been movement in forward contract prices. When the Fund converts its foreign currencies into U.S. dollars, it may incur currency conversion costs due to the spread between the prices at which it may buy and sell various currencies in the market. Investment in these instruments also subjects the Fund, among other factors, to counterparty risk (the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument) and leverage risk (i.e., the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instruments). The Fund’s strategy of investing in these instruments may not be successful and the Fund may experience significant losses as a result.
Derivatives Risk/Forward Interest Rate Agreements Risk. Under forward interest rate agreements, the buyer locks in an interest rate at a future settlement date. If the interest rate on the settlement date exceeds the lock rate, the buyer pays the seller the difference between the two rates (based on the notional value of the agreement). If the lock rate exceeds the interest rate on
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the settlement date, the seller pays the buyer the difference between the two rates (based on the notional value of the agreement). The Fund may act as a buyer or a seller. Investment in these instruments subjects the Fund to risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains) and interest rate risk (the risk of losses attributable to changes in interest rates), each of which may result in significant losses for the Fund.
Derivatives Risk/Futures Contracts Risk. The use of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Moreover, to the extent the Fund engages in futures contracts on foreign exchanges, such exchanges may not provide the same protection as U.S. exchanges. The loss that the Fund may incur in entering into futures contracts may exceed the amount of the premium paid and may be potentially unlimited. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small price movement in a futures contract may result in substantial losses for the Fund. Investments in these instruments involve risks, including counterparty risk (the risk that the counterparty to the instrument may not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains) and pricing risk (the risk that the instrument may be difficult to value), each of which may result in significant losses for the Fund.
Derivatives Risk/Inflation Rate Swaps Risk. An inflation rate swap is a derivative instrument used to transfer inflation risk from one party to another through an exchange of cash flows. In an inflation rate swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). Investments in inflation rate swaps subject the Fund (and, therefore, shareholders) to risks, including hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), and inflation risk (the risk that inflation rates may change drastically as a result of unexpected shifts in the global economy), each of which may result in significant losses for the Fund.
Derivatives Risk/Interest Rate Swaps Risk. Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund's investments and its NAV. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, and are, among other factors, subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging and correlation risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains, including because of a lack of correlation between the swaps and the portfolio of bonds that the swaps are designed to hedge or replace), pricing risk (swaps may be difficult to value), liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price) and interest rate risk (the risk of losses attributable to changes in interest rates), each of which may result in significant losses for the Fund.
Derivatives Risk/Inverse Floaters Risk. Inverse floaters (or inverse variable or floating rate securities) are a type of derivative, long-term fixed income obligation with a variable or floating interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. While inverse floaters tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features and some may include market-dependent liquidity features that may present greater liquidity risk. Other risks associated with transactions in inverse floaters include interest rate risk (the risk of losses attributable to changes in interest rates), counterparty risk (the risk that the issuer of a security may or will default or otherwise become unable, or be perceived to be
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unable or unwilling, to honor a financial obligation, such as making payments when due) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), each of which may result in significant losses for the Fund.
Derivatives Risk/Options Risk. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund's losses are potentially unlimited. Options may be traded on a securities exchange or in the over-the-counter market. These transactions involve other risks, including counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument) and hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), each of which may result in significant losses for the Fund.
Derivatives Risk/Structured Investments Risk. Structured instruments include debt instruments that are collateralized by the underlying cash flows of a pool of financial assets or receivables. Structured investments may be less liquid than other debt securities (or illiquid), and the price of structured investments may be more volatile. In some cases, depending on its terms, a structured investment may provide that the principal and/or interest payments may be adjusted below zero. Structured investments also may involve significant credit risk and risk of default by the counterparty. The Fund’s use of structured instruments may not work as intended. If structured investments are used to reduce the duration of the Fund’s portfolio, this may limit the Fund’s return when having a longer duration would be beneficial (for instance, when interest rates decline).
Derivatives Risk/Swaps Risk. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the return, based upon an agreed-upon notional value, of a defined underlying asset or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the return from a different underlying asset or non-asset reference based upon an agreed-upon notional value. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of swap transactions involving short exposures. Swaps can involve greater risks than direct investment in the underlying asset, because swaps, among other factors, may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), pricing risk (swaps may be difficult to value) and liquidity risk (it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant losses for the Fund.
Derivatives Risk/Portfolio Swaps and Total Return Swaps Risk. The use of portfolio swaps or total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Portfolio swaps and equity swaps could result in losses if the underlying asset or reference does not perform as anticipated. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. Such transactions can have the potential for unlimited losses. Such risk is heightened in the case of short swap transactions. Swaps can involve greater risks than direct investment in the underlying asset, because swaps, among other factors, may be leveraged (creating leverage risk) and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset), pricing risk (swaps may be difficult to value) and liquidity risk ( it may not be possible to liquidate a swap position at an advantageous time or price), each of which may result in significant and unanticipated losses to the Fund.
Derivatives Risk/Total Return Swaps Risk. The use of total return swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party makes periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. The value of swaps, like many other
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derivatives, may move in unexpected ways and may result in losses for the Fund. Swaps can involve greater risks than direct investment in securities, because swaps, among other factors, may be leveraged (creating leverage risk in that the Fund’s exposure and potential losses are greater than the amount invested), and are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument), hedging risk (the risk that a hedging strategy may not eliminate the risk that it is intended to offset, and may offset gains), pricing risk (swaps may be difficult to value) and liquidity risk (the risk that it may not be possible for the Fund to liquidate a swap position at an advantageous time or price), which may result in significant losses for the Fund.
Derivatives Risk/Warrants Risk. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants may be subject to the risk that the securities could lose value. There also is the risk that the potential exercise price may exceed the market price of the warrants or rights. Investment in these instruments also subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in significant losses for the Fund.
Distressed Securities Risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.
In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized.
In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.
Dollar Rolls Risk. Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.
Operational and Settlement Risks of Securities in Emerging Markets. In addition to having less developed securities markets, banks in emerging markets that are eligible foreign sub-custodians may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Because settlement systems may be less organized than in developed markets and because delivery versus payment
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settlement may not be possible or reliable, there may be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.
Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, or countries may have varying exchange rates. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Corporate action procedures in emerging market countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.
Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations. In addition, the systems of corporate governance to which issuers in certain emerging markets are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in China and Russia.
China Stock Connect Risk. The risks noted here are in addition to the risks described under Emerging Market Securities Risk. A Fund may, directly or indirectly (through, for example, participation notes or other types of equity-linked notes), purchase shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (China A-Shares) through the Shanghai-Hong Kong Stock Connect (Stock Connect), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (PRC) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. PRC regulations require that a fund that wishes to sell its China A-Shares pre-deliver the China A-Shares to a broker. If the China A-Shares are not in the broker’s possession before the market opens on the day of sale, the sell order will be rejected. This requirement could also limit a fund’s ability to dispose of its China A-Shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases of China A-Shares. Once the daily quota is reached, orders to purchase additional China A-Shares through Stock Connect will be rejected. A Fund’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the Fund’s shares will be registered in its custodian’s name on the Central Clearing and Settlement System. This may limit the ability of the Investment Manager (and/or any subadviser, as the case may be) to effectively manage a Fund, and may expose the Fund to the credit risk of its custodian or to greater risk of expropriation. Investment in China A-Shares through Stock Connect may be available only through a single broker that is an affiliate of the Fund’s custodian, which may affect the quality of execution provided by such broker. Stock Connect restrictions could also limit the ability of a Fund to sell its China A-Shares in a timely manner, or to sell them at all. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares acquired through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
EuroZone-Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund’s investment objective and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of Fund shares.
Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs.
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There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Event-Driven Trading Risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.
Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.
Exchange-Traded Fund (ETF) Risk. An ETF’s share price may not track its specified market index (if any) and may trade below its net asset value. Certain ETFs use a “passive” investment strategy and do not take defensive positions in volatile or declining markets. Other ETFs in which the Fund may invest are actively managed ETFs (i.e., they do not track a particular benchmark), which indirectly subjects the Fund to active management risk. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.
The Fund generally expects to purchase shares of ETFs through broker-dealers in transactions on a securities exchange, and in such cases the Fund will pay customary brokerage commissions for each purchase and sale. Shares of an ETF may also be acquired by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit, with the ETF’s custodian, in exchange for which the ETF will issue a quantity of new shares sometimes referred to as a “creation unit.” Similarly, shares of an ETF purchased on an exchange may be accumulated until they represent a creation unit, and the creation unit may be redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. The Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities (and any required cash) to purchase creation units. The Funds’ ability to redeem creation units may be limited by the 1940 Act, which provides that ETFs, the shares of which are purchased in reliance on Section 12(d)(1)(F) of the 1940 Act, will not be obligated to redeem such shares in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.
Foreign Currency-related Tax Risk. As a regulated investment company (RIC), the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Fund may gain exposure to local currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income,” the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not qualifying income and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a RIC for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.
Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. The performance of the Fund may be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar. Foreign securities may also be less liquid than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign
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securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; possible imposition of currency exchange controls; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets.
Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies (“foreign sub-custodians”), as permitted under the Investment Company Act of 1940 (the 1940 Act). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to delivery or payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.
Share Blocking. Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country. As a consequence of these restrictions, the Investment Manager, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.
Forward Commitments on Mortgage-Backed Securities (including Dollar Rolls) Risk. When purchasing mortgage-backed securities in the “to be announced” (TBA) market (MBS TBAs), the seller agrees to deliver mortgage-backed securities for an agreed upon price on an agreed upon date, but may make no guarantee as to the specific securities to be delivered. In lieu of taking delivery of mortgage-backed securities, the Fund could enter into dollar rolls, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. These transactions may also increase the Fund’s portfolio turnover rate. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk). MBS TBAs and dollar rolls are subject to counterparty risk (the risk that the counterparty to the instrument will not perform or be able to perform in accordance with the terms of the instrument).
Frontier Market Risk. Frontier market countries generally have smaller economies and even less developed capital markets than typical emerging market countries (which themselves have increased investment risk relative to more developed market countries) and, as a result, the Fund’s exposure to risks associated with investing in emerging market countries are magnified when the Fund invests in frontier market countries. The increased risks include: the potential for extreme price volatility and illiquidity in frontier market countries; government ownership or control of parts of the private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; and the relatively new and unsettled securities laws in
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many frontier market countries. Securities issued by foreign governments or companies in frontier market countries are even more likely than emerging markets securities to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk.
Fund-of-Funds Risk. Determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The selected underlying funds’ performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class. The Fund also is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Therefore, to the extent that the Fund invests significantly in a particular underlying fund, the Fund’s performance would be significantly impacted by the performance of such underlying fund. Generally, by investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few underlying funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objectives. There is no guarantee that the underlying funds will achieve their respective investment objectives. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each underlying fund are shared by its investors, redemptions by other investors in an underlying fund could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for an underlying fund. This risk may be particularly important when one investor owns a substantial portion of an underlying fund. The Investment Manager may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some underlying funds may be higher than the fees paid by other underlying funds.
Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Hedging Transactions Risk. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.
The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of
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loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), liquidity risk and widening risk.
High-Yield Securities Risk. Securities rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated securities of comparable quality tend to be more sensitive to credit risk than higher-rated securities and may experience greater price fluctuations in response to perceived changes in the ability of the issuing entity or obligor to pay interest and principal when due than to changes in interest rates. These investments are generally more likely to experience a default than higher-rated securities. High-yield securities are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities typically pay a premium — a higher interest rate or yield — because of the increased risk of loss, including default. High-yield securities may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price the Fund desires, may carry high transaction costs, and also are generally less liquid than higher-rated securities. The securities ratings provided by third party rating agencies are based on analyses by these ratings agencies of the credit quality of the securities and may not take into account every risk related to whether interest or principal will be timely repaid. In adverse economic and other circumstances, issuers of lower-rated securities are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities.
Highly Leveraged Transactions Risk. The loans or other securities in which the Fund invests may consist of transactions involving refinancings, recapitalizations, mergers and acquisitions and other financings for general corporate purposes. The Fund’s investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” financings), provided that such senior obligations are determined by the Fund’s portfolio managers to be a suitable investment for the Fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management’s taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Impairment of Collateral Risk. The value of collateral, if any, securing a loan can decline, and may be insufficient to meet the borrower’s obligations or difficult or costly to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate and other loans may not be fully collateralized and may decline in value.
Inflation Risk. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all from such investments. Income earned by a shareholder depends on the amount of principal invested, and that principal will not grow with inflation unless the shareholder reinvests the portion of Fund distributions that comes from inflation adjustments. A Fund’s investment in certain inflation-protected debt securities may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
IPO Risk. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease. IPOs sold within 12 months of purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but will generally affect the value of the Fund's shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by
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governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed-income securities held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Securities with floating coupon rates are typically less sensitive to interest rate changes, but these securities may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of securities. Because rates on certain floating rate loans and other debt securities reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause the value of a Fund’s investments in debt securities to decrease. Rising interest rates may prompt redemptions from a Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Investing in Other Funds Risk. The Fund’s investment in other funds (affiliated and/or unaffiliated funds, including exchange-traded funds (ETFs)) subjects the Fund to the investment performance (positive or negative) and risks of the underlying funds in direct proportion to the Fund’s investment therein. In addition, investments in ETFs have unique characteristics, including, but not limited to, the expense structure and additional expenses associated with investing in ETFs. The performance of the underlying funds could be adversely affected if other investors in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of a fund are shared by its investors, redemptions by other investors in the underlying funds could result in decreased economies of scale and increased operating expenses for such fund. These transactions might also result in higher brokerage, tax or other costs for the underlying funds. This risk may be particularly important when one investor owns a substantial portion of the underlying funds. The Investment Manager may have potential conflicts of interest in selecting affiliated underlying funds for investment by the Fund because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds, as well as a potential conflict in selecting affiliated funds over unaffiliated funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another underlying fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund(s) does not present itself in a timely manner or at all.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. If the Fund uses leverage, through purchasing particular instruments such as derivatives, the Fund has the risk of capital losses that exceed the net assets of the Fund. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity Risk. Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investments at a desirable time or price. Decreases in the number of financial institutions, including banks and broker-dealers willing to make markets (match up sellers and buyers) in the Fund’s investments or decreases in their capacity or willingness to trade such investments may increase the Fund’s exposure to this risk. The debt market has experienced considerable growth, and financial institutions making markets in instruments purchased and sold by the Fund (e.g., bond dealers) have experienced increased regulation over their businesses, and the impact of that growth and regulation on the ability and willingness of financial institutions to engage in trading or “making a market” in such instruments remains unsettled. As a result, the Fund, when seeking to sell its portfolio investments, could find that selling is more difficult than anticipated, especially during times of higher market volatility. Market participants attempting to sell the same or similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other investments that it might otherwise prefer to hold, or forego another, more appealing investment opportunity. Certain securities that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund's investments. Certain types of investments, such as structured notes and non-investment grade fixed-income securities, as an example, may be especially subject to liquidity risk. Floating rate loans also generally are subject to legal or contractual restrictions on resale and may trade infrequently on the secondary market. The value of the loan to the Fund may be impaired in the event that the Fund needs to liquidate such loans. The inability to purchase or sell floating rate loans and other debt securities at a fair price may have a
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negative impact on the Fund’s performance. Securities or other assets in which the Fund invests may be traded in the over-the-counter market rather than on an organized exchange and therefore may be more difficult to purchase or sell at a fair price. Judgment plays a larger role in valuing illiquid investments as compared to valuing liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell securities in a down market.
Governments and their regulatory agencies and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund or the Investment Manager or any Fund subadviser, as the case may be, are regulated or supervised. Such legislation or regulation could affect or preclude a Fund’s ability to achieve its investment objective.
Governments and their regulatory agencies and self-regulatory organizations may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.
While the Investment Manager and any subadvisers can endeavor to take various preventative measures to address liquidity risk, including conducting periodic portfolio risk analysis/management and stress-testing, such measures may not be successful and may not have fully accounted for the specific circumstances that ultimately impact a Fund and its holdings.
Listed Private Equity Fund Investment Risk. Private equity funds include financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. The Fund is subject to the underlying risks that affect private equity funds in which it invests, which may include increased liquidity risk, valuation risk, sector risk and credit risk. Limited or incomplete information about the companies in which private equity funds invest, and relatively concentrated investment portfolios of private equity funds, may expose the Fund to greater volatility and risk of loss. Fund investment in private equity funds subjects Fund shareholders indirectly to the fees and expenses incurred by private equity funds.
Loan Assignment/Loan Participation Risk. If a bank loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce against the borrower compliance by the borrower with the terms of the loan agreement, and the Fund may not benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.
Macro Strategy Risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.
The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the securities the Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. Although
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equity securities generally tend to have greater price volatility than debt securities, under certain market conditions, debt securities may have comparable or greater price volatility. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.
Master Limited Partnership Risk. Investments in securities (units) of master limited partnerships involve risks that differ from an investment in common stock. Holders of these units have more limited rights to vote on matters affecting the partnership. These units may be subject to cash flow and dilution risks. There are also certain tax risks associated with such an investment. In particular, the Fund’s investment in master limited partnerships can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can limit the Fund’s ability to so qualify. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. In addition, there are risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price.
Mid-Cap Company Securities Risk. Securities of mid-capitalization companies (mid-cap companies) can, in certain circumstances, have more risk than securities of larger capitalization companies (larger companies). For example, mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of mid-cap companies may trade less frequently and in smaller volumes and may fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be difficult and result in Fund investment losses. In addition, some mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Model and Technology Risk. Investment strategies or programs that are fundamentally dependent on proprietary or licensed technology, such as, among other things, hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data — all of which may have a negative effect on the Fund.
Such errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. To the extent these fees and expenses, along with the fees and expenses of any other funds in which the Fund may invest, are expected to equal or exceed 0.01% of the Fund’s average daily net assets, they will be reflected in the Annual Fund Operating Expenses set forth in the table under “Fees and Expenses of the Fund.” By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market's assessment of the quality of underlying assets. Mortgage-backed securities represent interests in, or are backed by, pools of mortgages from which payments
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of interest and principal (net of fees paid to the issuer or guarantor of the securities) are distributed to the holders of the mortgage-backed securities. Other types of asset-backed securities typically represent interests in, or are backed by, pools of receivables such as credit, automobile, student and home equity loans. Mortgage- and other asset-backed securities can have a fixed or an adjustable rate. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage- and other asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making them more volatile and more sensitive to changes in interest rates. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed (i) by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association) or (ii) by its agencies, authorities, enterprises or instrumentalities (in the case of securities guaranteed by the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC)), which are not insured or guaranteed by the U.S. Government (although FNMA and FHLMC may be able to access capital from the U.S. Treasury to meet their obligations under such securities). Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various credit enhancements, such as pool insurance, guarantees issued by governmental entities, letters of credit from a bank or senior/subordinated structures, and may entail greater risk than obligations guaranteed by the U.S. Government, whether or not such obligations are guaranteed by the private issuer.
Multi-Strategy Risk. The multi-strategy approach employed by the Fund involves special risks, which include the risk that investment decisions, at the Fund or the underlying fund level, may conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Also, managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Fund or other investors.
Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), or may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not disclosed to the Fund or other investors. These strategies may involve risks under some market conditions that are not anticipated by the Investment Manager or the Fund.
Municipal Securities Risk. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility, and include obligations of the governments of the U.S. territories, commonwealths and possessions such as Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands to the extent such obligations are exempt from state and federal income taxes. Municipal securities can be significantly affected by political and legislative changes at the state or federal level. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations. General obligation bonds are backed by an issuer's taxing authority and may be vulnerable to limits on a government's power or ability to raise revenue or increase taxes. They may also depend for payment on legislative appropriation and/or funding or other support from other governmental bodies. Revenue obligations are payable from revenues generated by a particular project or other revenue source, and are typically subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or other revenue source backing the project, rather than to the general taxing authority of the state or local government issuer of the obligations. Because many municipal securities are issued to finance projects in sectors such as education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. Municipal securities generally pay interest that, in the opinion of bond counsel, is free from U.S. federal income tax (and, in some cases, the federal alternative minimum tax). There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion or that U.S. federal income tax law will not change. In the event the IRS determines that the issuer does not comply with relevant tax requirements or U.S. federal income tax law changes, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued, and the value of the security would likely fall. As a shareholder of the Fund, you may be required to file an amended tax return and pay additional taxes as a result. The amount of publicly available information for municipal issuers is generally less than for corporate issuers.
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Certain of the municipalities or territories in which the Fund may invest have recently experienced significant financial difficulties. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, one or several municipal security issuers of a state, territory, commonwealth or possession in which the Fund invests could affect the market values and marketability of many or all municipal obligations of such state, territory, commonwealth or possession. The value of the Fund’s shares will be negatively impacted to the extent it invests in such securities. The Fund’s annual and semi-annual reports show, at a point in time, the Fund’s investment exposures. The risk of investing in the Fund is directly correlated to the Fund’s investment exposures.
The Fund’s investments in municipal securities may include securities of issuers in the health care sector, which subjects the Fund’s investments to the risks associated with that sector, including the risk of regulatory action or policy changes by numerous governmental agencies and bodies, including federal, state, and local governmental agencies, as well as requirements imposed by private entities, such as insurance companies. A major source of revenue for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the industry, such as general and local economic conditions, demand for services, expenses (including, among others, malpractice insurance premiums) and competition among health care providers. Additional factors also may adversely affect health care facility operations, such as adoption of legislation proposing a national health insurance program, other state or local health care reform measures, medical and technological advances that alter the need for or cost of health services or the way in which such services are delivered, changes in medical coverage that alter the traditional fee-for-service revenue stream, and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.
Opportunistic Investing Risk. Undervalued securities involve the risk that they may never reach their expected full market value, either because the market fails to recognize the security's intrinsic worth or the expected value was misgauged. Undervalued securities also may decline in price even though the Investment Manager believes they are already undervalued. Turnaround companies may never improve their fundamentals, may take much longer than expected to improve, or may improve much less than expected. Development stage companies could fail to develop and deplete their assets, resulting in large percentage losses.
Preferred Stock Risk. Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).
Prepayment and Extension Risk. Prepayment risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and extension risk is the risk that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, in the case of extension risk, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend the life of the investment beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Model Risk. The Fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the Fund portfolio manager’s quantitative analyses or models, or in the data on which they are based, could adversely affect the portfolio manager’s effective use of such analyses or models, which in turn could adversely affect the Fund’s performance. It is not possible or practicable for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers will use their discretion to determine what data to gather with respect to an investment strategy and what data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. Shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be the most accurate data available or free from errors. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
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Real Estate-Related Investment Risk. Investments in real estate investment trusts (REITs) and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. The Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of Fund shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Regulatory Risk — Alternative Investments. Legal, tax, and regulatory developments may adversely affect the Fund and its investments. The regulatory environment for the Fund and certain of its investments is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s or other’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or any underlying funds or other investments to trade in securities or other instruments or the ability of the Fund or underlying funds to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.
Shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund and its underlying investments may be subject to new or additional regulatory constraints in the future. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. To the extent the Fund or its underlying investments are subject to such regulation, such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.
Regulatory Risk — Money Market Funds. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. For example, in July 2014, the SEC adopted amendments to money market regulation designed to address, among other things, systemic risks associated with money market funds and to enhance transparency for money market fund investors. These rules provide for liquidity fees or redemption gates for non-government money market funds if portfolio liquidity drops below specified levels and will require institutional prime money market funds to price shares with a floating net asset value. These rule changes may impact the future operations, performance and/or yields of the Columbia money market funds and other money market funds. Non-governmental money market funds will be required to restrict beneficial owners to natural persons if they want to maintain a stable net asset value. Because government money market funds will not be required to float their net asset value or impose liquidity fees or redemption gates, money market funds may decide to change investment strategies to qualify as government money market funds. Money market funds are required to comply with the liquidity fees, redemption gates and floating net asset value rules by October 2016 and most of the other rules by April 2016.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
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Repurchase Agreements Risk. Repurchase agreements are agreements in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon price and time. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Fund's income and the value of your investment in the Fund to decline.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are agreements in which a Fund sells a security to a counterparty, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at a mutually agreed upon price and time. Reverse repurchase agreements carry the risk that the market value of the security sold by the Fund may decline below the price at which the Fund must repurchase the security. Reverse repurchase agreements also may be viewed as a form of borrowing, and borrowed assets used for investment creates leverage risk. Leverage can create an interest expense that may lower the Fund's overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that this strategy will be successful.
Rule 144A Securities Risk. The Fund may invest in privately placed “Rule 144A” securities that are determined to be liquid in accordance with procedures adopted by the Fund’s Board. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities at a particular time could affect adversely the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Accordingly, even if determined to be liquid, the Fund’s holdings of Rule 144A securities may increase the level of Fund illiquidity if eligible buyers become uninterested in buying them at a particular time. The Fund may also have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Additionally, the purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a more liquid market exists. Issuers of Rule 144A securities are required to furnish information to potential investors upon request. However, the required disclosure is much less extensive than that required of public companies and is not publicly available since it is not filed with the SEC. Further, issuers of Rule 144A securities can require recipients of the information (such as the Fund) to agree contractually to keep the information confidential, which could also adversely affect the Fund’s ability to dispose of the security.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.
Sector Risk — Consumer Discretionary Sector Investments. To the extent a Fund concentrates its investments in companies in the consumer discretionary sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the consumer discretionary sector are subject to certain risks, including fluctuations in the performance of the overall domestic and international economy, interest rate changes, increased competition and consumer confidence. Performance of such companies may be affected by factors including reduced disposable household income, reduced consumer spending, changing demographics and consumer tastes.
Sector Risk — Energy Sector Investments. To the extent a Fund concentrates its investments in companies in the energy sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.
Sector Risk — Financial Services Sector Investments. To the extent a Fund concentrates its investments in companies in the financial services sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
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Sector Risk — Health Care Sector Investments. To the extent a Fund concentrates its investments in companies in the health care sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Sector Risk — Industrials Sector Investments. To the extent a Fund concentrates its investments in companies in the industrials sector, it may be more susceptible to the particular risks that may affect companies in that sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Sector Risk — Technology and Technology-Related Sector Investment Risk. To the extent a Fund concentrates its investments in companies in technology and technology related sectors, it may be more susceptible to the particular risks that may affect companies in those sectors, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Short Positions Risk. A Fund that establishes short positions introduces more risk to the Fund than a fund that only takes long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Sovereign Debt Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis and that has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders. Sovereign debt risk is increased for emerging market issuers.
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Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value. Certain special situation investments prevent ownership interests therein from being withdrawn until the special situation investment, or a portion thereof, is realized or deemed realized, which may negatively impact Fund performance. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.
Stripped Securities Risk. Stripped securities are the separate income or principal components of debt securities. These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.
Systems and Technology Risk. The Investment Manager and, as the case may be, any Fund subadvisers, use various technology in managing the Fund, consistent with its investment objective and strategy described in the Fund’s prospectus. For example, proprietary and third-party data and systems may be utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
Trade Claims Risk. The Fund may also purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings, which include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. An investment in trade claims is very speculative and carries a high degree of risk. Trade claims may be illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. The markets in trade claims are not regulated by U.S. federal securities laws or the SEC.
U.S. Government Obligations Risk. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or may be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Valuation Risk. The sales price the Fund (or an underlying fund or other investment vehicle) could receive for any particular investment may differ from the Fund’s (or an underlying fund’s or other investment vehicle’s) valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which may prove to be inaccurate. Investors who purchase or redeem Fund shares on days when the Fund is holding securities or other instruments (or holding shares of underlying funds or other investment vehicles that have fair-valued securities or other instruments in their portfolios) may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund (or underlying fund or other investment vehicle) had not fair-valued the security or instrument or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.
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Zero-Coupon Bonds Risk. Zero-coupon bonds are bonds that do not pay interest in cash on a current basis, but instead accrue interest over the life of the bond. As a result, these securities are issued at a discount and their values may fluctuate more than the values of similar securities that pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest accrued on these securities is reported as income to the Fund and affects the amounts distributed to its shareholders, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders, including at times when it may not be advantageous to do so.
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Borrowings
In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1⁄3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1⁄3% limitation.
The Funds participate in a committed line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes.
Lending of Portfolio Securities
To generate additional income, a Fund may lend up to 33%, or such lower percentage specified by the Fund or Investment Manager, of the value of its total assets (including securities out on loan) to broker-dealers, banks or other institutional borrowers of securities. JPMorgan serves as lending agent (the Lending Agent) to the Funds pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board. Under the Securities Lending Agreement, the Lending Agent loans Fund securities to approved borrowers pursuant to borrower agreements in exchange for collateral at least equal in value to the loaned securities, marked to market daily. Collateral may consist of cash, securities issued by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral, but the Fund is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. Government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund.
If the market value of the loaned securities goes up, the Fund will require additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the Fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.
Loans are subject to termination by a Fund or a borrower at any time. A Fund may choose to terminate a loan in order to vote in a proxy solicitation, as described in this SAI under Investment Management and Other Services – Proxy Voting Policies and Procedures – General.
Securities lending involves counterparty risk, including the risk that a borrower may not provide sufficient or any collateral when required or may not return the loaned securities, timely or at all. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if a Fund’s loans are concentrated with a single borrower or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. Some or all of the cash collateral received in connection with the securities lending program may be invested in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Lending Agent (or its affiliates). The Lending Agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the Lending Agent may receive asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the Lending Agent (or its affiliates) and the Fund with respect to the management of such cash collateral. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify a fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any loss incurred by the Funds in connection with the securities lending program.
The Funds currently do not participate in the securities lending program, but the Board may determine to renew participation in the future.
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INVESTMENT MANAGEMENT AND OTHER SERVICES
The Investment Manager and Subadvisers
Columbia Management Investment Advisers, LLC, located at 225 Franklin Street, Boston, MA 02110, is the investment manager of the Funds as well as for other funds in the Columbia Fund Family. The Investment Manager is a wholly-owned subsidiary of Ameriprise Financial, which is located at 1099 Ameriprise Financial Center, Minneapolis, MN 55474. Ameriprise Financial is a holding company, which primarily conducts business through its subsidiaries to provide financial planning, products and services that are designed to be utilized as solutions for clients’ cash and liquidity, asset accumulation, income, protection and estate and wealth transfer needs.
The Investment Manager and its investment advisory affiliates (Participating Affiliates) around the world may coordinate in providing services to their clients. Such coordination may include functional leadership of the business (the “Global” business). From time to time the Investment Manager (or any affiliated investment subadviser to the Funds, as the case may be) may engage its Participating Affiliates to provide a variety of services such as investment research, investment monitoring, trading, and discretionary investment management (including portfolio management) to certain accounts managed by the Investment Manager, including the Funds. These Participating Affiliates will provide services to the Investment Manager (or any affiliated investment subadviser to the Funds as the case may be) either pursuant to subadvisory agreements, personnel-sharing agreements or similar inter-company arrangements and the Funds will pay no additional fees and expenses as a result of any such arrangements. These Participating Affiliates, like the Investment Manager, are direct or indirect subsidiaries of Ameriprise and are registered with the appropriate respective regulators in their home jurisdictions and, where required, the SEC and the CFTC in the United States.
Pursuant to some of these arrangements, certain employees of these Participating Affiliates may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Funds' prospectuses and this SAI may provide such services to the Funds on behalf of the Investment Manager.
After the close of business on December 13, 2013, International Value Fund converted into a stand-alone fund that invests directly in individual portfolio securities rather than investing in the Master Portfolio. Prior to this date, International Value Fund did not pay advisory fees because advisory services were provided to the Master Portfolio, which was subject to an advisory fee. Upon conversion, International Value Fund became subject to the same advisory fee as the Master Portfolio.
Services Provided
Those Funds included in the Management Agreement Fee Schedule table in the Management Agreement Fee Rates section below have entered into the Management Agreement with the Investment Manager, effective as of the date set forth in such table (the Management Services Fee Effective Date). Under the Management Agreement, the Investment Manager has contracted to furnish each such Fund with investment research and advice and all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund. Under the Management Agreement, any liability of the Investment Manager to the Trusts, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.
The Management Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Management Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trusts, cast in person at a meeting called for the purpose of voting on such approval.
The Investment Manager pays all compensation of the Trustees and officers of the Trusts who are employees of the Investment Manager or its affiliates. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expenses incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.
The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Management Agreement.
Statement of Additional Information – September 1, 2015	82

Management Agreement Fee Rates
Each Fund set forth in the table below, unless otherwise noted, pays the Investment Manager an annual fee for its management services, as set forth in the Management Agreement and the table below, as of the date specified in the Management Services Fee Effective Date column. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse a Fund’s expenses. See the Funds’ prospectuses for more information.
Management Agreement Fee Schedule
Fund	Assets (millions)	Annual rate at each asset level	Management Services Fee Effective Date
AMT-Free CA Intermediate Muni Bond Fund	$0-$250	0.470%	9/1/2015
AMT-Free GA Intermediate Muni Bond Fund	$250-$500	0.465%	9/1/2015
AMT-Free MD Intermediate Muni Bond Fund	$500-$1,000	0.415%	9/1/2015
AMT-Free NC Intermediate Muni Bond Fund	$1,000-$1,500	0.380%	9/1/2015
AMT-Free SC Intermediate Muni Bond Fund	$1,500-$3,000	0.350%	9/1/2015
AMT-Free VA Intermediate Muni Bond Fund	$3,000-$6,000	0.330%	9/1/2015
	$6,000-$12,000	0.320%
	>$12,000	0.310%
Convertible Securities Fund	$0-$500	0.820%	7/1/2015
	$500-$1,000	0.770%
	$1,000-$1,500	0.720%
	>$1,500	0.670%
Global Equity Value Fund	$0-$500	0.720%	7/1/2015
	$500-$1,000	0.670%
	$1,000-$1,500	0.620%
	$1,500-$3,000	0.570%
	$3,000-$6,000	0.550%
	$6,000-$12,000	0.530%
	>$12,000	0.520%
Global Infrastructure Fund	$0-$500	0.710%	9/1/2015
	$500-$1,000	0.705%
	$1,000-$2,000	0.650%
	$2,000-$3,000	0.600%
	$3,000-$6,000	0.590%
	$6,000-$12,000	0.540%
	>$12,000	0.530%
International Opportunities Fund	$0-$500	0.870%	7/1/2015
International Value Fund	$500-$1,000	0.820%	7/1/2015
Marsico Global Fund	$1,000-$1,500	0.770%	7/1/2015
Overseas Value Fund	$1,500-$3,000	0.720%	7/1/2015
Select International Equity Fund	$3,000-$6,000	0.700%	7/1/2015
	$6,000-$12,000	0.680%
	>$12,000	0.670%
Large Cap Enhanced Core Fund	$0-$500	0.750%	7/1/2015
	$500-$1,000	0.700%
	$1,000-$1,500	0.650%
	$1,500-$3,000	0.600%
	$3,000-$6,000	0.580%
	$6,000-$12,000	0.560%
	>$12,000	0.550%
Large Cap Index Fund(a) Mid Cap Index Fund Small Cap Index Fund(a)	All assets	0.200%	7/1/2015 7/1/2015 7/1/2015
Marsico 21st Century Fund	$0-$500	0.770%	7/1/2015
Marsico Focused Equities Fund	$500-$1,000	0.720%	7/1/2015
Marsico Growth Fund	$1,000-$1,500	0.670%	7/1/2015
Select Large Cap Equity Fund	$1,500-$3,000	0.620%	7/1/2015
	$3,000-$6,000	0.600%
	$6,000-$12,000	0.580%
	>$12,000	0.570%
Statement of Additional Information – September 1, 2015	83

Fund	Assets (millions)	Annual rate at each asset level	Management Services Fee Effective Date
Mid Cap Value Fund	$0-$500	0.820%	7/1/2015
	$500-$1,000	0.770%
	$1,000-$1,500	0.720%
	$1,500-$3,000	0.670%
	$3,000-$12,000	0.660%
	>$12,000	0.650%
Short Term Bond Fund	$0-$500	0.430%	8/1/2015
Short Term Municipal Bond Fund	$500-$1,000	0.425%	9/1/2015
	$1,000-$2,000	0.415%
	$2,000-$3,000	0.410%
	$3,000-$6,000	0.395%
	$6,000-$7,500	0.380%
	$7,500-$9,000	0.365%
	$9,000-$10,000	0.360%
	$10,000-$12,000	0.350%
	$12,000-$15,000	0.340%
	$15,000-$20,000	0.330%
	$20,000-$24,000	0.320%
	$24,000-$50,000	0.300%
	>$50,000	0.280%
Small Cap Value Fund II	$0-$500	0.870%	7/1/2015
	$500-$1,000	0.820%
	$1,000-$3,000	0.770%
	$3,000-$12,000	0.760%
	>$12,000	0.750%
(a)	The Investment Manager, from the management services fee it receives from the Fund, pays all operating expenses of the Fund, with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (Rule 12b-1) and/or shareholder servicing fees and any extraordinary non-recurring expenses that may arise, including litigation expenses.
Under the Management Agreement, a Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.
Investment Management Services Agreement
Prior to the Management Services Fee Effective Date listed for each Fund in the Management Agreement Fee Rates section above, each Fund, unless otherwise noted, was party to the Investment Management Services Agreement and the Administrative Services Agreement with the Investment Manager for advisory and administrative services, respectively. Each Fund party to these agreements paid the Investment Manager an annual fee for advisory services, as set forth in the Investment Management Services Agreement, and a separate fee for administrative services under the Administrative Services Agreement. See Investment Management and Other Services – The Administrator for information with respect to the Administrative Services Agreement. As of the Management Services Fee Effective Date listed for each Fund, these services have been combined under the Management Agreement as described above. Each Fund, other than those listed in the Management Agreement Fee Schedule table in the Management Agreement Fee Rates section above, continues to be a party to each separate agreement with the Investment Manager.
Services Provided Under the Investment Management Services Agreement
Under the Investment Management Services Agreement, the Investment Manager has contracted to furnish each Fund with investment research and advice. For these services, unless otherwise noted, each Fund pays a monthly fee to the Investment Manager based on the average of the daily closing value of the total net assets of a Fund for such month. Under the Investment Management Services Agreement, any liability of the Investment Manager to the Trusts, a Fund and/or its shareholders is limited to situations involving the Investment Manager’s own willful misfeasance, bad faith, negligence in the performance of its duties or reckless disregard of its obligations and duties.
The Investment Management Services Agreement may be terminated with respect to a Fund at any time on 60 days’ written notice by the Investment Manager or by the Board or by a vote of a majority of the outstanding voting securities of a Fund. The Investment Management Services Agreement will automatically terminate upon any assignment thereof, will continue in effect for two years from its initial effective date and thereafter will continue from year to year with respect to a Fund only so long as
Statement of Additional Information – September 1, 2015	84

such continuance is approved at least annually (i) by the Board or by a vote of a majority of the outstanding voting securities of a Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Investment Manager or the Trusts, cast in person at a meeting called for the purpose of voting on such approval.
The Investment Manager pays all compensation of the Trustees and officers of the Trusts who are employees of the Investment Manager or its affiliates. Except to the extent expressly assumed by the Investment Manager and except to the extent required by law to be paid or reimbursed by the Investment Manager, the Investment Manager does not have a duty to pay any Fund operating expenses incurred in the organization and operation of a Fund, including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders.
The Investment Manager, at its own expense, provides office space, facilities and supplies, equipment and personnel for the performance of its functions under each Fund’s Investment Management Services Agreement.
Investment Management Services Agreement Fee Rates
For each Fund indicated below, the Investment Manager continues to receive a separate fee for its investment advisory and administrative services under each separate agreement. The Investment Manager and/or its affiliates may from time to time waive fees and/or reimburse a Fund’s expenses. See the Funds’ prospectuses for more information. The investment advisory services fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly at the following annual rates. Income Builder Fund does not pay the Investment Manager a direct fee for these services.
Investment Management Services Agreement Fee Schedule
Fund	Assets (billions)	Annual rate at each asset level
Absolute Return Currency and Income Fund	First $1.0	0.890%
	Next $1.0	0.865%
	Next $1.0	0.840%
	Next $3.0	0.815%
	Next $1.5	0.790%
	Next $1.5	0.775%
	Next $1.0	0.770%
	Next $5.0	0.760%
	Next $5.0	0.750%
	Next $4.0	0.740%
	Next $26.0	0.720%
	Over $50.0	0.700%
AMT-Free Tax-Exempt Bond Fund	First $1.0	0.410%
	Next $1.0	0.385%
	Next $1.0	0.360%
	Next $3.0	0.335%
	Next $1.5	0.310%
	Next $2.5	0.300%
	Next $5.0	0.290%
	Next $9.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.250%
AP - Multi-Manager Value Fund	First $0.5	0.660%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
Asia Pacific ex-Japan Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%
Statement of Additional Information – September 1, 2015	85

Fund	Assets (billions)	Annual rate at each asset level
Commodity Strategy Fund	First $0.5	0.550%
	Next $0.5	0.505%
	Next $2.0	0.480%
	Next $3.0	0.460%
	Over $6.0	0.440%
Small/Mid Cap Value Fund	First $0.5	0.760%
	Next $0.5	0.715%
	Next $0.5	0.670%
	Over $1.5	0.620%
Diversified Equity Income Fund Dividend Opportunity Fund Global Opportunities Fund(a)	First $0.5	0.660%
	Next $0.5	0.615%
	Next $0.5	0.570%
	Next $1.5	0.520%
	Next $3.0	0.510%
	Over $6.0	0.490%
Emerging Markets Bond Fund	First $0.5	0.530%
	Next $0.5	0.525%
	Next $1.0	0.515%
	Next $1.0	0.495%
	Next $3.0	0.480%
	Next $1.5	0.455%
	Next $1.5	0.440%
	Next $1.0	0.431%
	Next $5.0	0.419%
	Next $5.0	0.409%
	Next $4.0	0.393%
	Next $26.0	0.374%
	Over $50.0	0.353%
European Equity Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%
Flexible Capital Income Fund	First $0.5	0.590%
	Next $0.5	0.575%
	Next $2.0	0.560%
	Next $3.0	0.530%
	Over $6.0	0.500%
Floating Rate Fund High Yield Bond Fund	First $0.25	0.590%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%
Statement of Additional Information – September 1, 2015	86

Fund	Assets (billions)	Annual rate at each asset level
Global Bond Fund	First $1.0	0.570%
	Next $1.0	0.525%
	Next $1.0	0.520%
	Next $3.0	0.515%
	Next $1.5	0.510%
	Next $4.5	0.500%
	Next $8.0	0.490%
	Next $30.0	0.480%
	Over $50.0	0.470%
Income Opportunities Fund	First $0.25	0.590%
	Next $0.25	0.575%
	Next $0.25	0.570%
	Next $0.25	0.560%
	Next $1.0	0.550%
	Next $1.0	0.540%
	Next $3.0	0.515%
	Next $1.5	0.490%
	Next $1.5	0.475%
	Next $1.0	0.450%
	Next $5.0	0.435%
	Next $5.0	0.425%
	Next $4.0	0.400%
	Next $26.0	0.385%
	Over $50.0	0.360%
Inflation Protected Securities Fund	First $1.0	0.440%
	Next $1.0	0.415%
	Next $1.0	0.390%
	Next $3.0	0.365%
	Next $1.5	0.340%
	Next $1.5	0.325%
	Next $1.0	0.320%
	Next $5.0	0.310%
	Next $5.0	0.300%
	Next $4.0	0.290%
	Next $26.0	0.270%
	Over $50.0	0.250%
Large Core Quantitative Fund Large Growth Quantitative Fund Large Value Quantitative Fund	First $0.5	0.690%
	Next $0.5	0.645%
	Next $0.5	0.600%
	Next $1.5	0.550%
	Next $3.0	0.540%
	Over $6.0	0.520%
Limited Duration Credit Fund	First $1.0	0.360%
	Next $1.0	0.355%
	Next $1.0	0.350%
	Next $3.0	0.345%
	Next $1.5	0.330%
	Next $1.5	0.315%
	Next $1.0	0.310%
	Next $5.0	0.300%
	Next $5.0	0.290%
	Next $4.0	0.280%
	Next $26.0	0.260%
	Over $50.0	0.240%
Marsico Flexible Capital Fund	First $0.5	0.710%
	Next $0.5	0.665%
	Next $0.5	0.620%
	Next $1.5	0.570%
	Next $3.0	0.560%
	Over $6.0	0.540%
Statement of Additional Information – September 1, 2015	87

Fund	Assets (billions)	Annual rate at each asset level
MN Tax-Exempt Fund	First $0.5	0.400%
	Next $0.5	0.350%
	Next $2.0	0.320%
	Next $3.0	0.290%
	Next $1.5	0.280%
	Over $7.5	0.270%
Money Market Fund	First $1.0	0.330%
	Next $0.5	0.313%
	Next $0.5	0.295%
	Next $0.5	0.278%
	Next $2.5	0.260%
	Next $1.0	0.240%
	Next $1.5	0.220%
	Next $1.5	0.215%
	Next $1.0	0.190%
	Next $5.0	0.180%
	Next $5.0	0.170%
	Next $4.0	0.160%
	Over $24.0	0.150%
Mortgage Opportunities Fund	First $1.0	0.570%
	Next $1.0	0.560%
	Next $1.0	0.550%
	Next $3.0	0.535%
	Next $1.5	0.520%
	Next $1.5	0.505%
	Next $1.0	0.495%
	Over $10.0	0.485%
Multi-Advisor Small Cap Value Fund	First $0.25	0.970%
	Next $0.25	0.945%
	Next $0.25	0.920%
	Next $0.25	0.895%
	Over $1.0	0.870%
Select Global Equity Fund	First $0.25	0.800%
	Next $0.25	0.775%
	Next $0.25	0.750%
	Next $0.25	0.725%
	Next $0.5	0.700%
	Next $1.5	0.650%
	Next $3.0	0.640%
	Next $14.0	0.620%
	Next $4.0	0.610%
	Next $26.0	0.600%
	Over $50.0	0.570%
Select Large-Cap Value Fund	First $0.5	0.710%
	Next $0.5	0.660%
	Next $2.0	0.565%
	Next $3.0	0.560%
	Over $6.0	0.540%
Select Smaller-Cap Value Fund	First $0.5	0.790%
	Next $0.5	0.745%
	Over $1.0	0.700%
Seligman Communications and Information Fund(b) Seligman Global Technology Fund(b)	First $3.0	0.855%
	Next $1.0	0.825%
	Next $2.0	0.775%
	Over $6.0	0.725%
Statement of Additional Information – September 1, 2015	88

Fund	Assets (billions)	Annual rate at each asset level
U.S. Government Mortgage Fund	First $1.0	0.430%
	Next $1.0	0.420%
	Next $4.0	0.400%
	Next $1.5	0.380%
	Next $1.5	0.365%
	Next $3.0	0.360%
	Next $8.0	0.350%
	Next $4.0	0.340%
	Next $26.0	0.320%
	Over $50.0	0.300%
(a)	This fee applies to assets invested in securities, other than underlying funds (including any exchange-traded funds (ETFs)) that pay an investment advisory services fee to Columbia Management, including other funds advised by the Investment Manager that do not pay an investment advisory services fee, derivatives and individual securities. The Fund does not pay an investment advisory services fee on assets that are invested in underlying funds, including any ETFs, that pay an investment advisory services fee to Columbia Management.
(b)	Effective June 1, 2013, the investment advisory services fee schedule changed resulting in a fee rate decrease for certain asset levels.
The Investment Manager has implemented a schedule for the Capital Allocation Portfolios’ and Global Strategic Equity Fund’s investment advisory services fees whereby each of the Funds pays (i) 0.00% on assets invested in Columbia proprietary funds (excluding any proprietary fund that does not pay an investment advisory services fee to the Investment Manager), (ii) 0.10% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.55% on assets invested in securities, other than third-party advised mutual funds, and in Columbia proprietary funds that do not pay an investment advisory services fee (including ETFs, derivatives and individual securities).
Under the Investment Management Services Agreement, a Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a Fund’s participation in inverse floater structures; and expenses properly payable by a Fund, approved by the Board.
Investment Advisory Services Fees Paid. The table below shows the total investment advisory services fees paid by each Fund under the Investment Management Services Agreement for the last three fiscal periods. The table is organized by fiscal year end. For amounts waived or reimbursed by the Investment Manager, see Expense Limitations.
Investment Advisory Services Fees
	Investment Advisory Services Fees
	2015	2014	2013
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$426,438	$140,922 (a)	$0
Capital Allocation Conservative Portfolio	196,172	90,965 (a)	0
Capital Allocation Moderate Aggressive Portfolio	1,471,771	635,791	363,620
Capital Allocation Moderate Conservative Portfolio	367,285	143,455	72,183
Capital Allocation Moderate Portfolio	843,399	262,273 (a)	0
Global Strategic Equity Fund	1,655	930	976
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	8,505,776	4,920,665	4,029,231
Global Equity Value Fund	6,781,114	7,096,328	3,883,146
International Opportunities Fund	1,047,963	1,990,750	3,412,658
International Value Fund(b)	1,809,257	463,672	9,074,397
Large Cap Enhanced Core Fund	2,073,563	1,486,208	1,466,253
Large Cap Index Fund	3,376,904	2,824,934	2,516,462
Marsico 21st Century Fund	7,141,978	7,285,317	9,238,502
Marsico Focused Equities Fund	7,353,958	8,815,272	12,456,659
Marsico Global Fund	386,626	252,327	98,982
Statement of Additional Information – September 1, 2015	89

	Investment Advisory Services Fees
	2015	2014	2013
Marsico Growth Fund	$12,189,153	$13,233,867	$17,356,927
Mid Cap Index Fund	3,796,538	3,214,924	2,425,603
Mid Cap Value Fund	25,209,623	25,236,516	24,254,448
Overseas Value Fund	5,794,788	2,394,086	230,197
Select International Equity Fund	4,803,237	6,937,792	8,742,256
Select Large Cap Equity Fund	3,624,989	4,073,334	5,618,096
Small Cap Index Fund	2,955,890	2,436,410	1,875,113
Small Cap Value Fund II	13,008,314	12,247,710	11,200,318
For Funds with fiscal period ending March 31
Short Term Bond Fund	8,903,586	9,710,525	9,818,536
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	1,351,276	1,163,315	1,185,451
AMT-Free GA Intermediate Muni Bond Fund	312,006	337,994	414,216
AMT-Free MD Intermediate Muni Bond Fund	356,411	423,881	567,167
AMT-Free NC Intermediate Muni Bond Fund	712,383	705,293	878,335
AMT-Free SC Intermediate Muni Bond Fund	499,365	527,856	673,220
AMT-Free VA Intermediate Muni Bond Fund	906,282	1,104,819	1,426,979
Global Infrastructure Fund	2,846,913	3,794,627	4,323,624
Short Term Municipal Bond Fund	7,245,916	7,085,231	7,690,029
	2014	2013	2012
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	7,259,435	4,305,942	395,908 (c)
Commodity Strategy Fund	329,377	327,809	74,158 (d)
Diversified Equity Income Fund	16,132,596	16,946,253	13,796,950 (e)
Dividend Opportunity Fund	32,346,334	26,498,467	16,009,390 (f)
Flexible Capital Income Fund	1,167,007	599,809	218,848 (d)
High Yield Bond Fund	10,875,206	9,967,625	9,145,657
Mortgage Opportunities Fund	43,165 (g)	N/A	N/A
Multi-Advisor Small Cap Value Fund	3,651,282	3,169,653	3,484,297
Select Large-Cap Value Fund	4,879,253	3,455,207	1,551,906 (h)
Select Smaller-Cap Value Fund	3,684,668	2,970,310	1,331,671 (h)
Seligman Communications and Information Fund	28,396,766	29,194,759	13,901,752 (h)
Small/Mid Cap Value Fund	11,588,133	11,261,420	8,196,564 (e)
U.S. Government Mortgage Fund	8,269,387	10,141,134	5,437,912
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	2,283,062	2,651,030	1,702,411 (i)
Floating Rate Fund	6,369,286	3,709,607	2,840,938
Global Opportunities Fund	5,142,134	5,239,774	4,748,491 (j)
Income Opportunities Fund	17,488,842	16,225,334	12,015,544
Inflation Protected Securities Fund	1,192,132	1,657,541	2,240,623
Large Core Quantitative Fund	22,537,250	20,595,326	20,202,631
Large Growth Quantitative Fund	3,631,799	3,701,363	3,294,337 (j)
Large Value Quantitative Fund	4,021,684	1,941,728	1,545,185 (j)
Statement of Additional Information – September 1, 2015	90

	Investment Advisory Services Fees
	2014	2013	2012
Limited Duration Credit Fund	$3,924,329	$3,918,794	$3,453,200
MN Tax-Exempt Fund	1,690,284	1,873,492	1,561,158 (k)
Money Market Fund	5,912,176	6,082,604	6,732,351
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	1,484,023	1,115,261	1,514,125
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	481,124	836,749	989,546
Asia Pacific ex-Japan Fund	5,197,521	3,835,643	3,339,296
Emerging Markets Bond Fund	4,022,583	4,260,710	2,907,586
European Equity Fund	4,572,257	3,078,576	2,713,806
Global Bond Fund	843,306	1,206,698	1,518,028
Select Global Equity Fund	3,159,681	2,996,496	3,158,337
Seligman Global Technology Fund	4,017,147	3,556,109	4,028,897
(a)	The Fund began paying an advisory fee effective March 1, 2013.
(b)	The Fund's advisory fees were paid at the Master Portfolio level until December 14, 2013, at which time International Value Fund pays the Fees; amounts shown are for the Master Portfolio, which included one additional feeder fund.
(c)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(d)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(e)	Diversified Equity Income Fund and Small/Mid Cap Value Fund changed their fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the investment advisory services fees paid were $27,693,306 and $16,135,473 respectively.
(f)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the investment advisory services fees paid were $11,101,095.
(g)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
(h)	Select Large-Cap Value Fund, Select Smaller-Cap Value Fund and Seligman Communications and Information Fund changed their fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year from January 1, 2011 to December 31, 2011, the investment advisory services fees paid were $3,478,140, $3,665,260 and $32,882,730, respectively.
(i)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year from December 1, 2010 to November 30, 2011, the investment advisory services fees paid were $2,421,470.
(j)	Global Opportunities Fund, Large Growth Quantitative Fund and Large Value Quantitative Fund changed fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the investment advisory services fees paid were $5,489,365, $4,402,170 and $2,292,007, respectively.
(k)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year from September 1, 2010 to August 31, 2011, the investment advisory services fees paid were $1,445,485.
Manager of Managers Exemption
The SEC has issued an order that permits the Investment Manager, subject to the approval of the Board, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement for a Fund without first obtaining shareholder approval. The order permits a Fund to add or to change unaffiliated subadvisers or to change the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.
For Seligman Communications and Information Fund and Marsico Growth Fund, if the Funds were to seek to rely on the order, holders of a majority of their outstanding voting securities would need to approve operating the Fund in this manner. There is no assurance shareholder approval, if sought, will be received, and no changes will be made without shareholder approval until that time.
The Investment Manager and its affiliates may have other relationships, including significant financial relationships, with current or potential subadvisers or their affiliates, which may create certain conflicts of interest. When making recommendations to the Board to appoint or to change a subadviser, or to change the terms of a subadvisory agreement, the Investment Manager does not consider any other relationship it or its affiliates may have with a subadviser, and the Investment Manager discloses to the Board the nature of any material relationships it has with a subadviser or its affiliates.
Statement of Additional Information – September 1, 2015	91

Subadvisory Agreements
The assets of certain Funds are managed by subadvisers that have been selected by the Investment Manager, subject to the review and approval of the Board. Generally, the Investment Manager recommends a subadviser to the Board based upon its assessment of the skills of the subadvisers in managing other assets in accordance with objectives and investment strategies substantially similar to those of the applicable Fund. The Investment Manager monitors the performance of each subadviser and regularly provides reports to the Board. However, short-term investment performance is not the only factor in selecting or terminating a subadviser, and the Investment Manager does not expect to make frequent changes of subadvisers. Subadvisers affiliated with the Investment Manager must be approved by shareholders.
The Investment Manager allocates the assets of a Fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the Investment Manager, to purchase and sell portfolio assets, consistent with the Fund’s investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the Fund are limited to asset management and related recordkeeping services.
The Investment Manager has entered into a subadvisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the Fund’s portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the Investment Manager or its affiliates.
The following table shows the subadvisory fee schedules for fees paid by the Investment Manager to subadvisers for Funds that have subadvisers. The table is organized by fiscal year end.
Subadvisers and Subadvisory Agreement Fee Schedules
Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending February 28/29
Marsico 21st Century Fund Marsico Focused Equities Fund Marsico Global Fund Marsico Growth Fund	Marsico Capital (since inception)	A	0.35% on the first $1.5 billion declining to 0.23% as assets increase(a)
Select International Equity Fund	Threadneedle (effective April 11, 2011)	B	0.35% on the first $150 million declining to 0.20% as assets increase
For Funds with fiscal period ending May 31
AP - Multi-Manager Value Fund	DFA (effective December 11, 2013)	F	0.20% on the first $100 million, reducing to 0.10% as assets increase
Commodity Strategy Fund	Threadneedle (effective July 28, 2011)	B	0.25% on all assets
Multi-Advisor Small Cap Value Fund	Barrow Hanley (effective March 12, 2004)	C	1.00% on the first $10 million, reducing to 0.30% as assets increase(b)
	Donald Smith (effective March 12, 2004)	D	0.60% on the first $175 million, reducing to 0.55% as assets increase(b)
	MetWest Capital (effective April 24, 2006)	E	0.50% on all assets
	SBH (effective August 20, 2014)	G	0.55% on the first $10 million, reducing to 0.40% as assets increase.
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital (effective September 22, 2010)	A	0.35% on the first $1.5 billion declining to 0.23% as assets increase(a)
Statement of Additional Information – September 1, 2015	92

Fund	Subadviser	Parent Company/Other Information	Fee Schedule
For Funds with fiscal period ending October 31
Asia Pacific ex-Japan Fund	Threadneedle (effective July 15, 2009)	B	0.45% on all assets
European Equity Fund	Threadneedle (effective July 9, 2004)	B	0.35% on all assets
Select Global Equity Fund	Threadneedle (effective July 9, 2004)	B	0.35% on all as assets
(a)	The fee is calculated based on the combined net assets of Columbia Funds, or portions thereof, managed by Marsico Capital. This fee schedule became effective on January 23, 2013. Prior to January 23, 2013, the Investment Manager paid Marsico Capital, with respect to Marsico Flexible Capital Fund, a fee rate of 0.45% on all assets and, with respect to the other Funds, (i) a subadvisory fee for certain Columbia U.S. equity funds, or portions thereof, managed by Marsico Capital (U.S. Funds) at a rate equal to 0.45% on the first $18 billion of aggregate assets of U.S. Funds declining to 0.35% as assets increase; and (ii) a subadvisory fee for certain Columbia international funds, or portions thereof, managed by Marsico Capital (International Funds) at a rate equal to 0.45% on the first $6 billion of aggregate assets of International Funds declining to 0.35% as assets increase.
(b)	The fee is calculated based on the combined net assets of Columbia Funds subject to the subadviser’s investment management.
A – Marsico Capital, located at 1200 17th Street, Suite 1600, Denver, CO 80202, was organized in September 1997 as a Delaware limited liability company and provides investment management services to mutual funds and private accounts. Marsico Capital is an indirect subsidiary of Marsico Holdings, LLC, a Delaware limited liability company.
B – Threadneedle is a direct subsidiary of Threadneedle Asset Management Holdings Limited and an affiliate of the Investment Manager, and an indirect wholly-owned subsidiary of Ameriprise Financial. Threadneedle and Threadneedle Asset Management Holdings Limited are located at Cannon Place, 78 Cannon Street, London EC4N 6AG, United Kingdom.
C – Barrow Hanley, located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761, is an indirect subsidiary of OM Asset Management plc (“OMAM”), a public company listed on the New York Stock Exchange. OMAM, in turn, is indirectly majority owned by Old Mutual plc, a public company listed on the London Stock Exchange.
D – Donald Smith, located at 152 West 57th Street 22nd Floor, New York, NY 10019, is an employee-owned registered investment adviser.
E – MetWest Capital, located at 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, is a subsidiary of Wells Fargo & Company and operates within its asset management division.
F – Dimensional Fund Advisors LP, located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.
G – SBH, located at 540 West Madison Street, Suite 1900, Chicago, Illinois 60661-2551, is majority owned by Thomas Bravo LLC, a private equity firm, with approximately 55% ownership. The remaining approximately 45% is employee-owned.
The following table shows the subadvisory fees paid by the Investment Manager to subadvisers in the last three fiscal periods or, if shorter, since the Fund’s commencement of operations. The table is organized by fiscal year end.
		Subadvisory Fees Paid
Fund	Subadviser	2015	2014	2013
For Funds with fiscal period ending February 28/29
International Opportunities Fund	Former subadviser: Marsico Capital (through May 1, 2015)	$389,732	$719,355	$1,849,457
International Value Fund(a)	Former subadviser: Brandes (through May 31, 2013)	N/A	767,958 (b)	4,076,922
Marsico 21st Century Fund	Marsico Capital	3,079,323	3,065,837	5,710,125
Marsico Focused Equities Fund	Marsico Capital	3,182,091	3,772,906	7,950,365
Marsico Global Fund	Marsico Capital	144,680	92,472	52,606
Marsico Growth Fund	Marsico Capital	5,570,210	5,952,687	11,526,461
Select International Equity Fund	Former subadviser: Marsico Capital (through May 31, 2013)	N/A	200,979 (c)	988,073
	Threadneedle	1,307,322	1,617,462	1,458,495
Statement of Additional Information – September 1, 2015	93

		Subadvisory Fees Paid
Fund	Subadviser	2014	2013	2012
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	DFA	$343,068 (d)	N/A	N/A
Commodity Strategy Fund	Threadneedle	149,993	$148,955	$33,640 (e)
Multi-Advisor Small Cap Value Fund	Barrow Hanley	438,607	384,371	435,194
	Donald Smith	526,029	469,825	564,151
	Former subadviser: Turner Investments, L.P. (from February 19, 2010 to August 19, 2014)	359,734	319,910	306,122
	MetWest Capital	487,077	420,786	470,167
	SBH (f)	N/A	N/A	N/A
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital	612,241	495,165	763,971
For Funds with fiscal period ending October 31
Asia Pacific ex-Japan Fund	Threadneedle	3,005,644	2,195,943	1,915,462
European Equity Fund	Threadneedle	2,046,253	1,363,057	1,199,249
Select Global Equity Fund	Threadneedle	1,398,229	1,325,253	1,399,110
(a)	Because this Fund's subadvisory fees were paid at the Master Portfolio's level, amounts shown are for the Master Portfolio.
(b)	For the period from March 1, 2013 to May 31, 2013.
(c)	For the period from March 1, 2013 to May 20, 2013.
(d)	For the period from December 11, 2013 to May 31, 2014.
(e)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(f)	The subadviser began managing the Fund after the most recently completed last fiscal year end; therefore there are no fees to report.
Portfolio Managers. The following table provides information about the portfolio managers of each Fund (other than Money Market Fund) as of the end of the applicable Fund’s most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end.
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	Jeffrey Knight	24 RICs 1 PIV 3 other accounts	$66.08 billion $10.51 million $1.72 million	None	None	(1)	(11)
	Anwiti Bahuguna	9 RICs 21 PIVs 18 other accounts	$6.62 billion $1.97 billion $131.57 million	None	None
	Marie Schofield	6 RICs 4 other accounts	$5.88 billion $0.22 million	None	None
	Beth Vanney	7 RICs 1 PIV 4 other accounts	$6.13 billion $10.51 million $0.45 million	None	None
	Toby Nangle	6 RICs 5 PIVs 1 other account	$5.98 billion $201.91 million $363.50 million	3 PIVs ($85.4 M)	None (c)	(8)	(12)
Statement of Additional Information – September 1, 2015	94

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Capital Allocation Conservative Portfolio	Jeffrey Knight	24 RICs 1 PIV 3 other accounts	$66.44 billion $10.51 million $1.72 million	None	None	(1)	(11)
	Anwiti Bahuguna	9 RICs 21 PIVs 18 other accounts	$6.98 billion $1.97 billion $131.57 million	None	None
	Marie Schofield	6 RICs 4 other accounts	$6.24 billion $0.22 million	None	None
	Beth Vanney	7 RICs 1 PIV 4 other accounts	$6.49 billion $10.51 million $0.45 million	None	None
	Toby Nangle	6 RICs 5 PIVs 1 other account	$6.34 billion $201.91 million $363.50 million	3 PIVs ($85.4 M)	None (c)	(8)	(12)
Capital Allocation Moderate Portfolio	Jeffrey Knight	24 RICs 1 PIV 3 other accounts	$65.07 billion $10.51 million $1.72 million	None	None	(1)	(11)
	Anwiti Bahuguna	9 RICs 21 PIVs 18 other accounts	$5.61 billion $1.97 billion $131.57 million	None	None
	Marie Schofield	6 RICs 4 other accounts	$4.87 billion $0.22 million	None	None
	Beth Vanney	7 RICs 1 PIV 4 other accounts	$5.12 billion $10.51 million $0.45 million	None	None
	Toby Nangle	6 RICs 5 PIVs 1 other account	$4.97 billion $201.91 million $363.50 million	3 PIVs ($85.4 M)	None (c)	(8)	(12)
Capital Allocation Moderate Aggressive Portfolio	Jeffrey Knight	24 RICs 1 PIV 3 other accounts	$64.42 billion $10.51 million $1.72 million	None	None	(1)	(11)
	Anwiti Bahuguna	9 RICs 21 PIVs 18 other accounts	$4.96 billion $1.97 billion $131.57 million	None	None
	Marie Schofield	6 RICs 4 other accounts	$4.22 billion $0.22 million	None	None
	Beth Vanney	7 RICs 1 PIV 4 other accounts	$4.47 billion $10.51 million $0.45 million	None	None
	Toby Nangle	6 RICs 5 PIVs 1 other account	$4.32 billion $201.91 million $363.50 million	3 PIVs ($85.4 M)	None (c)	(8)	(12)
Statement of Additional Information – September 1, 2015	95

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Capital Allocation Moderate Conservative Portfolio	Jeffrey Knight	24 RICs 1 PIV 3 other accounts	$66.06 billion $10.51 million $1.72 million	None	None	(1)	(11)
	Anwiti Bahuguna	9 RICs 21 PIVs 18 other accounts	$6.60 billion $1.97 billion $131.57 million	None	$1- $10,000(b)
	Marie Schofield	6 RICs 4 other accounts	$5.86 billion $0.22 million	None	$10,001- $50,000(b)
	Beth Vanney	7 RICs 1 PIV 4 other accounts	$6.11 billion $10.51 million $0.45 million	None	None
	Toby Nangle	6 RICs 5 PIVs 1 other account	$5.96 billion $201.91 million $363.50 million	3 PIVs ($85.4 M)	None (c)	(8)	(12)
Global Strategic Equity Fund	Robert McConnaughey	2 RICs 6 other accounts	$36.70 million $3.40 million	None	$50,001- $100,000(b)	(1)	(11)
	Mark Burgess	3 PIVs 12 other accounts	$3.02 billion $28,079.30	None	None (c)	(8)	(12)
Income Builder Fund	Colin Lundgren	2 RICs 53 other accounts	$2.94 billion $25.54 million	None	Over $1,000,000(a) $100,001- $500,000(b)	(4)	(11)
	Gene Tannuzzo	5 RICs 63 other accounts	$3.82 billion $1.31 billion	None	$100,001- $500,000(a) $10,001- $50,000(b)
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	David L. King	6 RICs 6 other accounts	$2.32 billion $19.62 million	None	Over $1,000,000(a) $50,001- $100,000(b)	(2)	(11)
	Yan Jin	6 RICs 4 other accounts	$2.32 billion $1.56 million	None	$10,001- $50,000(b) $50,001-$100,000(a)
Global Equity Value Fund	Steven Schroll	4 RICs 1 PIV 344 other accounts	$11.66 billion $7.99 million $136.50 million	None	$50,001- $100,000(b) $50,001- $100,000(a)	(2)	(11)
	Paul Stocking	4 RICs 1 PIV 349 other accounts	$11.66 billion $7.99 million $148.36 million	None	$100,001- $500,000(a)
	Dean Ramos	4 RICs 1 PIV 344 other accounts	$11.66 billion $7.99 million $134.72 million	None	None
International Opportunities Fund	Simon Haines	1 RIC 1 other account	$365.01 million $340.00 million	None	None (c)	(8)	(12)
	William Davies	1 RIC 1 PIV 2 other accounts	$365.01 million $1.30 billion $699.41 million	None
	David Dudding	1 RIC 3 PIVs 1 other account	$41.50 million $3.57 billion $1.05 billion	2 PIVs ($48 M)
Statement of Additional Information – September 1, 2015	96

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
International Value Fund	Daisuke Nomoto	3 RICs 1 PIV 3 other accounts	$1.12 billion $146.39 million $0.68 million	None	None	(2)	(11)
	Fred Copper	4 RICs 1 PIV 7 other accounts	$2.16 billion $146.39 million $51.31 million	None	None
Large Cap Enhanced Core Fund	Brian M. Condon	13 RICs 2 PIVs 24 other accounts	$10.83 billion $146.82 million $5.17 billion	None	$100,001- $500,000(a) $50,001- $100,000(b)	(2)	(11)
	Peter Albanese	6 RICs 2 PIVs 18 other accounts	$10.73 billion $146.82 million $5.02 billion	None	$1- $10,000(b)
Large Cap Index Fund	Christopher Lo	3 RICs 1 PIV 160 other accounts	$7.52 billion $226.76 million $1.35 billion	None	$100,001- $500,000(a) $50,001- $100,000(b)	(2)	(11)
	Vadim Shteyn	3 RICs 1 PIV 7 other accounts	$7.52 billion $226.76 million $685.27 million	None	$1- $10,000(a)
Marsico 21st Century Fund	Marsico Capital: Brandon Geisler	2 RICs 1 other account(d)	$433.20 million $63.3 million	None	None	(9)	(14)
Marsico Focused Equities Fund	Marsico Capital: Thomas F. Marsico	17 RICs 8 PIVs 41 other accounts(e)	$5.98 billion $1.09 billion $3.66 billion	None	None	(9)	(14)
	Coralie Witter	10 RICs 7 PIVs 34 other accounts(e)	$4.91 billion $1.05 billion $3.57 billion	None
Marsico Global Fund	Marsico Capital: Thomas F. Marsico	17 RICs 8 PIVs 41 other accounts(e)	$7.01 billion $1.09 billion $3.66 billion	None	None	(9)	(14)
Marsico Growth Fund	Marsico Capital: Thomas F. Marsico	17 RICs 8 PIVs 41 other accounts(e)	$5.43 billion $1.09 billion $3.66 billion	None	None	(9)	(14)
	Coralie Witter	10 RICs 7 PIVs 34 other accounts(e)	$4.37 billion $1.05 billion $3.57 billion	None
	Kevin Boone	4 RICs 3 PIVs 29 other accounts(e)	$1.22 billion $876 million $3.30 billion	None
Statement of Additional Information – September 1, 2015	97

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Mid Cap Index Fund	Christopher Lo	3 RICs 1 PIV 160 other accounts	$7.24 billion $226.76 million $1.35 billion	None	$1- $10,000(b)	(2)	(11)
	Vadim Shteyn	3 RICs 1 PIV 7 other accounts	$7.24 billion $226.76 million $685.27 million	None	None
Mid Cap Value Fund	David Hoffman	3 RICs 1 PIV 7 other accounts	$1.70 billion $310.91 million $61.57 million	None	$100,001- $500,000(a)	(2)	(11)
	Jonas Patrikson	1 RIC 1 PIV 8 other accounts	$501.89 million $310.91 million $13.70 million	None	$50,001- $100,000(b)
	Diane Sobin	2 RICs 8 PIVs 13 other accounts	$527.88 million $6.40 billion $5.00 billion	2 PIVs ($178 M) 2 other accounts ($494.5 M)	None (c)	(8)	(12)
Overseas Value Fund	Fred Copper	4 RICs 1 PIV 7 other accounts	$1.65 billion $146.39 million $51.31 million	None	$50,001- $100,000(b)	(2)	(11)
	Daisuke Nomoto	3 RICs 1 PIV 3 other accounts	$610.87 million $146.39 million $0.68 million	None	None
Select International Equity Fund	Threadneedle: Simon Haines	1 RIC 1 other account	$365.01 million $340.00 million	None	None (c)	(8)	(12)
	William Davies	1 RIC 1 PIV 2 other accounts	$365.01 million $1.30 billion $699.41 million	None
	David Dudding	1 RIC 3 PIVs 1 other account	$41.5 million $3.57 billion $1.05 billion	2 PIVs ($48 M)
Select Large Cap Equity Fund	Peter Santoro	8 RICs 1 PIV 76 other accounts	$9.93 billion $982.33 million $1.60 billion	None	$10,001- $50,000(b) $100,001- $500,000(a)	(2)	(11)
	Melda Mergen	4 RICs 7 other accounts	$17.79 billion $261.94 million	None	$1- $10,000(a)
Small Cap Index Fund	Christopher Lo	3 RICs 1 PIV 160 other accounts	$8.01 billion $226.76 million $1.35 billion	None	None	(2)	(11)
	Vadim Shteyn	3 RICs 1 PIV 7 other accounts	$8.01 billion $226.76 million $685.27 million	None	None
Small Cap Value Fund II	Christian K. Stadlinger	3 RICs 14 other accounts	$1.59 billion $52.07 million	None	$500,001- $1,000,000(a)	(2)	(11)
	Jarl Ginsberg	3 RICs 13 other accounts	$1.59 billion $46.86 million	None	$100,001- $500,000(a)
Statement of Additional Information – September 1, 2015	98

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For funds with fiscal period ending March 31
Short Term Bond Fund	Leonard Aplet	6 RICs 15 PIVs 71 other accounts	$15.12 billion $2.48 billion $7.45 billion	None	Over $1,000,000(a) $100,001- $500,000(b)	(2)	(11)
	Gregory Liechty	2 RICs 15 PIVs 50 other accounts	$1.13 billion $4.13 billion $6.18 billion	None	$10,001- $50,000(b)
	Ronald Stahl	2 RICs 15 PIVs 52 other accounts	$1.32 billion $2.48 billion $6.36 billion	None	$1- $10,000(b)
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	Brian McGreevy	11 RICs 6 other accounts	$4.09 billion $352.40 million	None	None	(2)	(11)
	Paul Fuchs	4 RICs 3 PIVs 4 other accounts	$2.76 billion $833.61 million $0.52 million	None	None
AMT-Free GA Intermediate Muni Bond Fund	Brian McGreevy	11 RICs 6 other accounts	$4.40 billion $352.40 million	None	None	(2)	(11)
AMT-Free MD Intermediate Muni Bond Fund	Brian McGreevy	11 RICs 6 other accounts	$4.39 billion $352.40 million	None	None	(2)	(11)
AMT-Free NC Intermediate Muni Bond Fund	Brian McGreevy	11 RICs 6 other accounts	$4.30 billion $352.40 million	None	None	(2)	(11)
AMT-Free SC Intermediate Muni Bond Fund	Brian McGreevy	11 RICs 6 other accounts	$4.35 billion $352.40 million	None	None	(2)	(11)
AMT-Free VA Intermediate Muni Bond Fund	Brian McGreevy	11 RICs 6 other accounts	$4.26 billion $352.40 million	None	None	(2)	(11)
Global Infrastructure Fund	Peter Santoro	4 RICs 2 PIVs 77 other accounts	$9.63 billion $964.43 million $1.61 billion	None	$100,001- $500,000(b)	(2)	(11)
	Craig Leopold	12 other accounts	$79.40 million	None	$100,001- $500,000(b)
	Tom West	1 RIC 12 other accounts	$10.45 million $8.31 million	None	$100,001- $500,000(a)
	Kirk Moore	3 other accounts	$1.84 million	None	$50,001- $100,000(b)
Short Term Municipal Bond Fund	Catherine Stienstra	4 RICs 3 PIVs 6 other accounts	$1.73 billion $1.68 billion $15.62 million	None	None	(2)	(11)
	Anders Myhran	3 PIVs 3 other accounts	$1.68 billion $16.30 million	None	$1- $10,000(b)
Statement of Additional Information – September 1, 2015	99

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal period ending May 31
AP - Multi-Manager Value Fund	Columbia Management: Steve Schroll	5 RICs 1 PIV 10 other accounts	$11.83 billion $6.54 million $72.16 million	None	None	(2)	(11)
	Paul Stocking	5 RICs 1 PIV 372 other accounts	$11.83 billion $6.54 million $82.41 million
	Dean Ramos	5 RICs 1 PIV 10 other accounts	$11.83 billion $6.54 million $69.73 million
	DFA: Joseph Chi	106 RICs 19 PIVs 70 other accounts	$217.52 billion $10.48 billion $19.10 billion	1 PIV ($228.6 M); 2 other accounts ($1.7 B)	None	(10)	(15)
	Jed Fogdall
	Henry Gray	95 RICs 15 PIVs 70 other accounts
	Lukas Smart(i)	None	None	None
Commodity Strategy Fund	Threadneedle: David Donora	1 RIC 3 PIVs	$125.60 million $1.02 billion	3 PIVs (1.02 B)	None (c)	(8)	(12)
	Nicolas Robin
Diversified Equity Income Fund	Hugh H. Mullin	1 PIV 5 other accounts	$10.000 $2.88 million	None	$10,001 – $50,000(b)	(2)	(11)
	Russell Bloomfield	1 PIV 10 other accounts	$10.000 $1.02 million		$50,001 – $100,000(b)
Dividend Opportunity Fund	Steve Schroll	5 RICs 1 PIV 10 other accounts	$6.70 billion $6.54 million $72.16 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)	(2)	(11)
	Paul Stocking	5 RICs 1 PIV 372 other accounts	$6.70 billion $6.54 million $82.41 million		$100,001 – $500,000(a) $100,001 – $500,000(b)
	Dean Ramos	5 RICs 1 PIV 10 other accounts	$6.70 billion $6.54 million $69.73 million		$50,001- $100,000(b)
Flexible Capital Income Fund	David King	9 RICs 12 other accounts	$11.68 billion $63.00 million	None	Over $1,000,000(a) $100,001 – $500,000(b)	(2)	(11)
	Yan Jin	6 RICs 4 other accounts	$2.61 billion $1.13 million		$50,001- $100,000(a) $1-$10,000(b)
High Yield Bond Fund	Jennifer Ponce de Leon	1 RIC 30 PIVs 33 other accounts	$593.52 million $32.27 billion $6.09 billion	None	$100,001 – $500,000(b)	(2)	(11)
	Brian Lavin	12 RICs 3 PIVs 5 other accounts	$18.74 billion $97.43 million $3.55 million		None
Statement of Additional Information – September 1, 2015	100

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Mortgage Opportunities Fund	Jason Callan	3 RICs 2 PIVs 4 other accounts	$3.79 billion $41.41 million $1.86 million	None	None	(2)	(11)
	Tom Heuer	2 RICs 6 other accounts	$3.78 billion $1.26 million
Multi-Advisor Small Cap Value Fund	Donald Smith: Donald G. Smith	2 RICs 1 PIV 41 other accounts	$2.27 billion $80.0 million $3.66 billion	1 RIC ($2.23 B); 1 other account ($138 M)	None	(5)	(16)
	Richard L. Greenberg
	Barrow Hanley: James S. McClure	5 RICs 19 other accounts	$1.75 billion $1.24 billion	None	None	(6)	(17)
	John P. Harloe
	MetWest Capital: Samir Sikka	4 RICs 1 PIV 20 Other accounts	$624.30 million $67.30 million $1.59 billion	2 other accounts ($482 M)	None	(7)	(18)
	SBH: Mark Dickherber(f)	1 RIC 1 PIV 72 other accounts	$26.80 million $28.00 million $1.12 billion	None	None	(3)	(19)
	Shaun Nicholson(f)
Select Large-Cap Value Fund	Richard Rosen	4 RICs 1 PIV 909 other accounts	$1.61 billion $53.25 million $2.77 billion	None	$100,001- $500,000(b)	(2)	(11)
	Kari Montanus	4 RICs 1 PIV 903 other accounts	$1.61 billion $53.25 million $2.76 billion		$10,001- $50,000(b)
Select Smaller-Cap Value Fund	Richard Rosen	4 RICs 1 PIV 909 other accounts	$2.02 billion $53.25 million $2.77 billion	None	$50,001- $100,000(b)	(2)	(11)
	Kari Montanus	4 RICs 1 PIV 903 other accounts	$2.02 billion $53.25 million $2.76 billion		$10,001- $50,000(b)
Seligman Communications and Information Fund	Paul Wick	4 RICs 2 PIVs 4 other accounts	$876.46 million $141.41 million $4.50 million	None	Over $1,000,000(a)	(2)	(20)
	Sanjay Devgan	3 RICs 1 PIV 2 other accounts	$622.16 million $22.70 million $338,570.42		None
	Shekhar Pramanick	3 RICs 1 PIV 5 other accounts	$622.16 million $22.70 million $2.31 million
	Clark Westmont(h)	3 other accounts	$4.37 million
	Jeetil Patel(h)	4 other accounts	$1.11 million
Statement of Additional Information – September 1, 2015	101

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Small/Mid Cap Value Fund	Jarl Ginsberg	3 RICs 13 other accounts	$2.20 billion $46.23 million	None	$100,001 – $500,000(b)	(2)	(11)
	Christian Stadlinger	3 RICs 13 other accounts	$2.20 billion $56.82 million		$100,001 – $500,000(a)
	David Hoffman	2 RICs 1 PIV 7 other accounts	$4.57 billion $352.66 million $110.26 million		$10,001 – $50,000(b)
U.S. Government Mortgage Fund	Jason J. Callan	3 RICs 2 PIVs 4 other accounts	$2.03 billion $41.41 million $1.86 million	None	$100,001 – $500,000(b)	(2)	(11)
	Tom Heuer	2 RIC 6 other accounts	$2.01 billion $1.26 million		$10,001 – $50,000(a) $100,001 – $500,000(b)
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$3.17 billion $1.44 billion $18.03 million	None	$100,001 – $500,000(a) $100,001 – $500,000(b)	(2)	(11)
Floating Rate Fund	Lynn Hopton	20 PIVs 8 other accounts	$23.72 billion $8.95 million	None	None	(2)	(21)
	Yvonne Stevens	20 PIVs 11 other accounts	$23.72 billion $10.94 million
	Steve Staver	2 other accounts	$901,888.80
	Ronald Launsbach	7 other accounts	$1.69 million
Global Opportunities Fund	Anwiti Bahuguna	9 RICs 21 PIVs 19 other accounts	$6.66 billion $1.89 billion $140.46 million	None	$10,001 – $50,000(b)	(2)	(11)
	Fred Copper	4 RICs 1 PIV 7 other accounts	$1.67 billion $176.43 million $52.85 million		None
	Jeffrey Knight	22 RICs 1 PIV 3 other accounts	$65.25 billion $10.24 million $1.71 million		$100,001 – $500,000(b)
	Orhan Imer	12 RICs 2 PIVs 4 other accounts	$6.54 billion $1.67 billion $478,707.38		$10,001 – $50,000(b)
	Toby Nangle	9 RICs 14 PIVs 1 Other Account	$7.59 billion $373.34 million $43.8 million	3 PIVs ($363.1 M)	None (c)	(8)	(12)
Income Opportunities Fund	Brian Lavin	12 RICs 3 PIV 5 other accounts	$24.71 billion $97.04million $3.84 million	None	$100,001 – $500,000(a) $100,001 – $500,000 (b)	(2)	(11)
Inflation Protected Securities Fund	Orhan Imer	12 RICs 2 PIVs 4 other accounts	$7.07 billion $1.67 billion $478,707.38	None	None	(2)	(11)
Large Core Quantitative Fund	Brian M. Condon	11 RICs 3 PIVs 24 other accounts	$5.96 billion $185.30 million $4.58 billion	None	$100,001 – $500,000(b)	(2)	(11)
	Peter Albanese	2 other accounts	$0.45 million	None	None
Statement of Additional Information – September 1, 2015	102

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Large Growth Quantitative Fund	Brian M. Condon	11 RICs 3 PIVs 24 other accounts	$9.33 billion $185.30 million $4.58 billion	None	$50,001 – $100,000(b)	(2)	(11)
	Peter Albanese	2 other accounts	$0.45 million	None	None
Large Value Quantitative Fund	Brian M. Condon	11 RICs 3 PIVs 24 other accounts	$9.08 billion $185.30 million $4.58 billion	None	$1 – $10,000(a) $100,001 – $500,000(b)	(2)	(11)
	Peter Albanese	2 other accounts	$0.45 million	None	None
Limited Duration Credit Fund	Tom Murphy	8 RICs 29 PIVs 37 other accounts	$4.09 billion $31.80 billion $4.17 billion	None	Over $1,000,000(a) $500,001 – $1,000,000(b)	(2)	(11)
	Timothy J. Doubek	6 RICs 32 other accounts	$4.09 billion $2.72 billion		$100,001 – $500,000(a) $50,001 – $100,000(b)
	Royce Wilson	1 RIC 2 other accounts	$2.67 billion $324,418.24		$10,001 – $50,000(a) $50,001 – $100,000(b)
MN Tax-Exempt Fund	Catherine Stienstra	4 RICs 3 PIVs 4 other accounts	$3.30 billion $1.44 billion $18.03 million	None	$100,001 – $500,000(a)	(2)	(11)
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	Marsico Capital: Munish Malhotra	6 RICs 3 other accounts	$1.39 billion $135.3 million	None	None	(9)	(14)
	Jordan Laycob	1 RIC	$846.3 million	None	None
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	Nicholas Pifer	9 RICs 7 other accounts	$4.56 million $3.75 million	None	$10,001– $50,000(b)	(2)	(11)
Asia Pacific ex-Japan Fund	Threadneedle: Vanessa Donegan	4 PIVs 1 other account	$1.41 billion $1.52 billion	None	None (c)	(8)	(12)
	George Gosden	1 PIV 2 other accounts	$27.8 million $1.11 billion
Emerging Markets Bond Fund	Jim Carlen	3 RICs 4 PIVs 8 other accounts	$389.74 million $12.08 billion $197.03 million	None	$100,001– $500,000(a) $50,001 – $100,000(b)	(2)	(11)
	Henry Stipp	2 RICs 4 PIVs 3 other accounts	$343.41 million $693.80 million $387.01 million	3 PIVs ($325.4 M)	None (c)	(8)	(12)
European Equity Fund	Threadneedle: Dan Ison	1 RIC 2 PIVs 3 other accounts	$401.6 million $345.3 million $4.66 billion	1 PIV ($116.8 M)	None (c)	(8)	(12)
	Ann Steele	1 PIV 4 other accounts	$428.6 million $2.90 billion	None
Statement of Additional Information – September 1, 2015	103

		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
Global Bond Fund	Gene Tannuzzo	6 RICs 61 other accounts	$6.14 billion $1.28 billion	None	None	(2)	(11)
	Jim Cielinski	3 RICs 4 PIVs 14 other accounts	$912.75 million $943.70 million $3.74 billion	None	None (c)	(8)	(12)
	Matthew Cobon	3 RICs 2 PIVs 1 other account	$912.75 million $451.30 million $47.70 million	2 PIVs ($451.3 M)	None (c)
Select Global Equity Fund	Threadneedle: David Dudding(g)	3 PIVs 1 other account	$3.33 billion $1.01 billion	2 PIVs (48.5 M)	None (c)	(8)	(12)
	Pauline Grange	1 PIV	$57.8 million	None
Seligman Global Technology Fund	Paul Wick	4 RICs 2 PIVs 4 other accounts	$4.08 billion $158.22 million $5.64 million	None	None	(2)	(20)
	Clark Westmont(h)	3 other accounts	$4.37 million	None
	Shekhar Pramanick	3 RICs 1 PIV 5 other accounts	$3.81 billion $22.59 million $2.33 million	None
	Sanjay Devgan	3 RICs 1 PIV 2 other accounts	$3.81 billion $22.59 million $357,495	None
	Jeetil Patel(h)	4 other accounts	$1.11 million	None
	Rahul Narang	4 RICs 8 other accounts	$1.26 billion $64.54 million	None		(2)	(11)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(a)	Excludes any notional investments.
(b)	Notional investments through a deferred compensation account.
(c)	The Fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the Fund.
(d)	The ‘other account’ is a wrap fee platform which includes approximately 180 underlying clients for total assets of approximately $63 million.
(e)	One of the ‘other accounts’ is a wrap fee platform which includes approximately 2,121 underlying clients for total assets of approximately $818 million and two of the ‘other accounts’ represent model portfolios for total assets of approximately $1.18 billion, which also have a number of underlying client accounts.
(f)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of August 31, 2014.
(g)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of November 30, 2014.
(h)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of May 31, 2015.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of June 30, 2015.
Potential Conflicts of Interest
(1)	Columbia Management: Management of funds-of-funds differs from that of the other Funds. The portfolio management process is set forth generally below and in more detail in the Funds’ prospectus.
Portfolio managers of the fund-of-funds may be involved in determining each funds-of-fund’s allocation among the three main asset classes (equity, fixed income and cash) and the allocation among investment categories within each asset class, as well as each funds-of-fund’s allocation among the underlying funds.
■	Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other Funds.
Statement of Additional Information – September 1, 2015	104

■	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
To the extent a fund-of-funds invest in securities and instruments other than other Funds, the portfolio manager is subject to the potential conflicts of interest described in (2) below.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.
(2)	Columbia Management: Like other investment professionals with multiple clients, a Fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The Investment Manager and the Funds have adopted compliance policies and procedures that attempt to address certain of the potential conflicts that portfolio managers face in this regard. Certain of these conflicts of interest are summarized below.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest for a portfolio manager by creating an incentive to favor higher fee accounts.
Potential conflicts of interest also may arise when a portfolio manager has personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to the Investment Manager’s Code of Ethics and certain limited exceptions, the Investment Manager’s investment professionals do not have the opportunity to invest in client accounts, other than the funds.
A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. The effects of this potential conflict may be more pronounced where Funds and/or accounts managed by a particular portfolio manager have different investment strategies.
A portfolio manager may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Funds. A portfolio manager’s decision as to the selection of broker/dealers could produce disproportionate costs and benefits among the Funds and the other accounts the portfolio manager manages.
A potential conflict of interest may arise when a portfolio manager buys or sells the same securities for a Fund and other accounts. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Manager’s trading desk may, to the extent consistent with applicable laws and regulations, aggregate the securities to be sold or bought in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if a portfolio manager favors one account over another in allocating the securities bought or sold. In addition, although the Investment Manager has entered into a personnel sharing arrangement with Threadneedle, the Investment Manager and Threadneedle maintain separate trading operations for their clients. By maintaining separate trading operations in this manner, the Funds may forego certain opportunities including the aggregation of trades across certain accounts managed by Threadneedle. This could result in the Funds competing in the market with one or more accounts managed by Threadneedle for similar trades. In addition, it is possible that the separate trading desks of the Investment Manager and Threadneedle may be on opposite sides of a trade execution for a Fund at the same time.
“Cross trades,” in which a portfolio manager sells a particular security held by a Fund to another account (potentially saving transaction costs for both accounts), could involve a potential conflict of interest if, for example, a portfolio manager is permitted to sell a security from one account to another account at a higher price than an independent third party would pay. The Investment Manager and the Funds have adopted compliance procedures that provide that any transactions between a Fund and another account managed by the Investment Manager are to be made at a current market price, consistent with applicable laws and regulations.
Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts managed by its portfolio manager(s). Depending on another account’s objectives and other factors, a portfolio manager may give advice to and make decisions for a Fund that may differ from advice given, or the timing or nature of decisions made, with respect to another account. A portfolio manager’s investment decisions are the product of
Statement of Additional Information – September 1, 2015	105

many factors in addition to basic suitability for the particular account involved. Thus, a portfolio manager may buy or sell a particular security for certain accounts, and not for a Fund, even though it could have been bought or sold for the Fund at the same time. A portfolio manager also may buy a particular security for one or more accounts when one or more other accounts are selling the security (including short sales). There may be circumstances when a portfolio manager’s purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts, including the Funds.
To the extent a Fund invests in underlying Funds, a portfolio manager will be subject to the potential conflicts of interest described in (1) above.
A Fund’s portfolio manager(s) also may have other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could exist in managing the Fund and other accounts. Many of the potential conflicts of interest to which the Investment Manager’s portfolio managers are subject are essentially the same or similar to the potential conflicts of interest related to the Investment Management activities of the Investment Manager and its affiliates.
(3)	SBH: The Code of Ethics and the Compliance Manual detail the requirements that each employee must disclose all potential conflicts of interest to the Chief Compliance Officer. Where warranted issuers (securities) may be placed on a watchlist to prevent any real or perceived conflict.
(4)	Columbia Management: Management of the Income Builder Fund-of-Funds differs from that of the other funds. The portfolio management process is set forth generally below and in more detail in the Fund’s prospectus.
The Investment Manager uses quantitative models combined with qualitative factors to determine the Funds’ allocations to the underlying funds. Using these methodologies, a group of the Investment Manager’s investment professionals allocates the Fund’s assets within and across different asset classes in an effort to achieve the Fund’s objective of providing a high level of current income and growth of capital. The Fund will typically be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the Investment Manager establishes allocations for the Funds, seeking to achieve each Fund’s objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.
Because of the structure of funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:
■	In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder Fund-of-Funds, and could influence the allocation of fund-of-funds assets to or away from the underlying funds that they manage.
■	The Investment Manager and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.
The Investment Manager monitors the performance of the underlying funds and may, from time to time, recommend to the Board of Trustees of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, the Investment Manager may believe that certain funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
(5)	Donald Smith: Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.
Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no brokerage or investment banking activities.
Statement of Additional Information – September 1, 2015	106

Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.
(6)	Barrow Hanley: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). Barrow Hanley manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.
(7)	MetWest Capital: MetWest Capital portfolio managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because the funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the portfolio managers. For instance, to the extent that the portfolio managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a fund. Additionally, some of the accounts managed by the portfolio managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the funds. The differences in fee structures may provide an incentive to the portfolio managers to allocate more favorable trades to the higher-paying accounts.
To minimize the effects of these inherent conflicts of interest, MetWest Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, MetWest Capital minimizes inherent conflicts of interest by assigning the portfolio managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, MetWest Capital has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act and Rule 204A-1 under the Investment Advisers Act of 1940 to address potential conflicts associated with managing the funds and any personal accounts the portfolio managers may maintain.
The portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, MetWest Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.
(8)	Threadneedle: Threadneedle portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, a portfolio manager’s responsibilities at Threadneedle include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.
Threadneedle has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
(9)	Marsico Capital: A portfolio manager may manage accounts for other clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers of Marsico Capital make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that account. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although Marsico Capital does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. Marsico Capital seeks to manage competing interests for
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the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Accounts within a particular investment discipline may often be managed by using generally similar investment strategies, subject to factors including particular account restrictions and objectives, account opening dates, cash flows, and other considerations. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Marsico Capital may take action with respect to one account that may differ from the timing or nature of action taken with respect to another account because of different investment platforms, account types, opening or funding dates, cash flows, client-specific objectives or restrictions, or for other reasons. Accordingly, the performance of each account managed by a portfolio manager will vary.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to participating client accounts in a fair and equitable manner. With respect to initial public offerings and other syndicated or limited offerings, it is Marsico Capital’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully in such offerings and will not be unfairly disadvantaged. To deal with these situations, Marsico Capital has adopted policies and procedures for allocating transactions across multiple accounts. Marsico Capital’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
Marsico Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that seek to minimize potential conflicts of interest that may arise because Marsico Capital advises multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with account investment guidelines and/or restrictions and compliance with the policies and procedures of Marsico Capital, including Marsico Capital’s Code of Ethics.
(10)	DFA: Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to a mutual fund, such as the Variable Portfolio – DFA International Value Fund (“Fund”), and other accounts. Other accounts include registered mutual funds (including proprietary mutual funds advised by DFA or its affiliates), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (“Accounts”). An Account may have similar investment objectives to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by a fund. Actual or apparent conflicts of interest include:
■	Time Management. The management of the Fund and other Accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most Accounts managed by a portfolio manager within an investment discipline are managed using the same investment approach.
■	Investment Opportunities. It is possible that at times identical securities will be held by the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund may hold investments in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To address these situations, DFA has adopted procedures for allocating portfolio transactions across multiple Accounts.
■	Broker Selection. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.
■	Performance-Based Fees. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.
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■	Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to other Accounts for which he or she has portfolio management responsibilities.
DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Structure of Compensation
(11)	Columbia Management: Direct compensation is typically comprised of a base salary, and an annual incentive award that is paid either in the form of a cash bonus if the size of the award is under a specified threshold, or, if the size of the award is over a specified threshold, the award is paid in a combination of a cash bonus, an equity incentive award, and deferred compensation. Equity incentive awards are made in the form of Ameriprise Financial restricted stock, or for more senior employees both Ameriprise Financial restricted stock and stock options. The investment return credited on deferred compensation is based on the performance of specified Columbia Funds, in most cases including the Columbia Funds the portfolio manager manages.
Base salary is typically determined based on market data relevant to the employee’s position, as well as other factors including internal equity. Base salaries are reviewed annually, and increases are typically given as promotional increases, internal equity adjustments, or market adjustments.
Annual incentive awards are variable and are based on (1) an evaluation of the employee’s investment performance and (2) the results of a peer and/or management review of the employee, which takes into account skills and attributes such as team participation, investment process, communication, and professionalism. Scorecards are used to measure performance of Columbia Funds and other accounts managed by the employee versus benchmarks and peer groups. Performance versus benchmark and peer group is generally weighted for the rolling one, three, and five year periods. One year performance is weighted 10%, three year performance is weighted 60%, and five year performance is weighted 30%. Relative asset size is a key determinant for fund weighting on a scorecard. Typically, weighting would be proportional to actual assets. Consideration may also be given to performance in managing client assets in sectors and industries assigned to the employee as part of his/her investment team responsibilities, where applicable. For leaders who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
Equity incentive awards are designed to align participants’ interests with those of the shareholders of Ameriprise Financial. Equity incentive awards vest over multiple years, so they help retain employees.
Deferred compensation awards are designed to align participants’ interests with the investors in the Columbia Funds and other accounts they manage. The value of the deferral account is based on the performance of Columbia Funds. Employees have the option of selecting from various Columbia Funds for their deferral account, however portfolio managers must allocate a minimum of 25% of their incentive awarded through the deferral program to the Columbia Fund(s) they manage. Deferrals vest over multiple years, so they help retain employees.
In addition to the annual incentive award described above, top performing portfolio managers may also receive additional equity awards with extended vesting terms.
Exceptions to this general approach to bonuses exist for certain teams and individuals. Funding for the bonus pool is determined by management and depends on, among other factors, the levels of compensation generally in the investment management industry taking into account investment performance (based on market compensation data) and both Ameriprise Financial and Columbia Management profitability for the year, which is largely determined by assets under management.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
(12)	Threadneedle: To align the interests of its investment staff with those of Threadneedle’s clients, the remuneration plan for senior individuals comprises basic salary and an annual profit share scheme (linked to individual performance and the profitability of the company) delivered partly as a cash incentive, and partly as a deferred long-term incentive which Threadneedle believes encourages longevity of service, split equally between Restricted Stock Units in Ameriprise Financial and reinvestment into a suite of Threadneedle’s own funds. Investment performance is a major factor within that performance appraisal, judged relative to each fund’s targets on a 1- and 3-year basis, with a bias towards 3-year
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performance in order to incentivize delivery of longer-term performance. Threadneedle Fund Deferral program, through which the deferral is notionally invested in a number of Threadneedle funds, vesting in three equal parts over three years, provides a strong tie for Threadneedle’s investment professionals to client interests.
The split between each component within the remuneration package varies between investment professionals and will be dependent upon performance and the type of funds they manage.
Incentives are devised to reward:
■	investment performance and Threadneedle client requirements, in particular the alignment with Threadneedle clients through a mandatory deferral into Threadneedle’s own products; and
■	team cooperation and values.
The split of the incentive pool focuses on the:
■	performance of the individual’s own funds and research recommendations;
■	performance of all portfolios in the individual’s team;
■	overall contribution to the wider thinking and success of the investment team, for example, idea generation, interaction with colleagues and commitment to assist with the sales effort; and
■	Threadneedle performance.
Consideration of the individual’s overall performance is designed to incentivise fund managers to think beyond personal portfolio performance and reflects contributions made in:
■	inter-team discussions, including asset allocation, global sector themes and weekly investment meetings;
■	intra-team discussions, stock research and investment insights; and
■	a fund manager’s demonstration of Threadneedle values, as part of Threadneedle’s team-based investment philosophy.
It is important to appreciate that for individuals to maximize their rating and hence their incentive remuneration they need to contribute in all areas. Importance is placed not only on producing strong fund performance but also contributing effectively to the team and the wider Investment department and on the Manager’s demonstration of Threadneedle’s corporate values. This structure is closely aligned with Threadneedle’s investment principles of sharing ideas and effective communication.
Investment professionals are formally reviewed once a year, and the performance year runs from January to December. However, Threadneedle also takes into consideration longer-term performance (rolling three and five years) together with a manager’s contribution to the investment dialogue and desk success and their control of and adherence to Threadneedle’s risk controls.
(13)	Columbia Management: The compensation of specified portfolio managers consists of (i) a base salary, (ii) an annual cash bonus, and (iii) long-term incentive awards in the form of Ameriprise Financial stock options, restricted stock, and a long-term incentive awards paid in Ameriprise shares that are based on the performance of Ameriprise Financial over rolling three-year periods.
The annual cash bonus is based on management’s assessment of the employee’s performance relative to individual and business unit goals and objectives which may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
(14)	Marsico Capital: The compensation package for portfolio managers of Marsico Capital includes a competitive base salary reevaluated periodically, and may also include periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital’s overall profitability for the period, and (2) individual achievements and contributions benefitting the firm and/or clients. Base salaries also may be adjusted upward (or downward) based on similar factors. No other special employee incentive arrangements are currently in place or being planned.
Portfolio manager compensation generally takes into account, among other factors, the overall performance of accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based solely on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees.
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In addition to salary and bonus, Marsico Capital’s portfolio managers may participate in other Marsico Capital benefits such as health insurance and retirement plans on the same basis as other Marsico Capital employees. Marsico Capital’s portfolio managers also may be offered the opportunity to acquire equity interests in the firm’s parent company.
As a general matter, Marsico Capital does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks (e.g., S&P 500 Index). Although performance is a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s performance or abilities. To encourage a long-term horizon for managing client assets and concurrently minimizing potential conflicts of interest and portfolio risks, Marsico Capital evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures in determining compensation, such as the performance of unaffiliated mutual funds or other portfolios having similar strategies as well as other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within Marsico Capital’s investment management team, contributions to Marsico Capital’s overall performance, discrete securities analysis, idea generation, ability and willingness to support and train other analysts, and other considerations.
(15)	DFA: Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the mutual funds or other accounts that the portfolio managers manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:
■	Base salary. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.
■	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based upon the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of the stock of DFA as determined from time to time by the Board of Directors of DFA or its delegees. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
(16)	Donald Smith: All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm’s profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.
(17)	Barrow Hanley: In addition to base salary, all portfolio managers and analysts at Barrow Hanley share in a bonus pool that is distributed semi-annually. Portfolio managers and analysts are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.
The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at Barrow Hanley will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of our key investment personnel have a longer-term incentive compensation plan in the form of an equity interest in Barrow, Hanley, Mewhinney & Strauss, LLC.
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(18)	MetWest Capital: Compensation for investment professionals consists of a base salary and revenue-sharing bonus. A material portion of each professional’s annual compensation is in the form of a bonus tied to MetWest Capital’s Pelican Value Equity team revenues, results relative to clients’ benchmarks, overall client satisfaction and individual contribution.
MetWest Capital’s compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall MetWest Capital’s Pelican Value Equity team revenues and composite performance relative to the benchmark. To reinforce long-term focus, performance is measured over longer time periods (typically three to five years). Portfolio Managers and Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.
Long-term retention agreements have been put in place for eligible members of MetWest Capital’s investment team. These agreements augment those incentive opportunities already in place.
(19)	SBH: Members of the Small Cap team are paid a salary that is competitive with industry standards and an incentive bonus based on a combination of individual and strategy performance. Marketers and client service personnel receive base salary and commission.
(20)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary and (ii) an annual cash bonus. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on fees and performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds.
The percentage of management fees on mutual funds and long-only institutional portfolios that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe.
A fixed percentage of management fees on hedge funds and separately managed accounts that follow a hedge fund mandate fund the bonus pool.
The percentage of performance fees on hedge funds and separately managed accounts that follow a hedge fund mandate that fund the bonus pool is based on the absolute level of each hedge fund’s current year investment return.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
(21)	Columbia Management: Portfolio manager compensation is typically comprised of (i) a base salary, and (ii) an annual cash bonus. The annual cash bonus is paid from team bonus pools. Funding for two of the bonus pools is based upon a percentage of profits or revenue generated by the institutional portfolios they manage. The portfolio managers may also be paid from a separate bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the one, three and five year performance of the mutual fund(s) in relation to the relevant peer group universe.
Senior management of Columbia Management has the discretion to increase or decrease the size of the bonus pool related to mutual funds and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. Senior management of Columbia Management does not have discretion over the size of the bonus pool related to institutional portfolios.
For all employees the benefit programs generally are the same, and are competitive within the Financial Services Industry. Employees participate in a wide variety of plans, including options in Medical, Dental, Vision, Health Care and Dependent Spending Accounts, Life Insurance, Long Term Disability Insurance, 401(k), and a cash balance pension plan.
The Administrator
Columbia Management Investment Advisers, LLC (which is also the Investment Manager) serves as administrator of the Funds.
Administrative Services Agreement
Prior to the Management Services Fee Effective Date listed for each Fund in the Management Agreement Fee Rates section above, each Fund, unless otherwise noted, was party to the Investment Management Services Agreement and the Administrative Services Agreement with the Investment Manager for advisory and administrative services, respectively. Each Fund party to these agreements paid the Investment Manager an annual fee for advisory services, as set forth in the Investment Management Services Agreement, and a separate fee for administrative services under the Administrative Services Agreement. See Investment Management and Other Services – The Investment Manager and Subadvisers for information with respect to the Investment Management Services Agreement. As of the Management Services Fee Effective Date listed for each Fund, these services have been combined under the Management Agreement as described in the Investment Management and Other
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Services – The Investment Manager and Subadvisers section. Each Fund, other than those Funds listed in the Management Agreement Fee Schedule table in the Management Agreement Fee Rates section above, continues to be a party to each separate agreement with the Investment Manager.
Services Provided Under the Administrative Services Agreement
Pursuant to the terms of the Administrative Services Agreement, the Investment Manager has agreed to provide all of the services necessary for, or appropriate to, the business and effective operation of each Fund that are not (a) provided by employees or other agents engaged by the Fund or (b) required to be provided by any person pursuant to any other agreement or arrangement with the Fund.
Administrative Services Agreement Fee Rates
For each Fund indicated below, the Investment Manager continues to receive a separate fee for its investment advisory and administrative services. The administrative services fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly at the annual rates as set forth in the Administrative Services Agreement, and shown in the table below.
Administrative Services Agreement Fee Schedule
Funds	Asset Levels (in Millions)	Applicable Fee Rate
Absolute Return Currency and Income Fund; Asia Pacific ex-Japan Fund; Commodity Strategy Fund; European Equity Fund; Global Bond Fund; Mortgage Opportunities Fund, Multi-Advisor Small Cap Value Fund; Select Global Equity Fund; Select Smaller-Cap Value Fund;	$0-$500	0.080%
	>$500-$1,000	0.075%
	>$1,000-$3,000	0.070%
	>$3,000-$12,000	0.060%
	>$12,000	0.050%
AMT-Free Tax-Exempt Bond Fund; Emerging Markets Bond Fund; Floating Rate Fund; High Yield Bond Fund; Income Opportunities Fund; Inflation Protected Securities Fund; Limited Duration Credit Fund; U.S. Government Mortgage Fund	$0-$500	0.070%
	>$500-$1,000	0.065%
	>$1,000-$3,000	0.060%
	>$3,000-$12,000	0.050%
	>$12,000	0.040%
AP - Multi-Manager Value Fund; Diversified Equity Income Fund; Dividend Opportunity Fund; Global Opportunities Fund(a); Large Core Quantitative Fund; Large Growth Quantitative Fund; Large Value Quantitative Fund; Marsico Flexible Capital Fund; Money Market Fund; Select Large-Cap Value Fund; Seligman Communications and Information Fund; Seligman Global Technology Fund; Small/Mid Cap Value Fund	$0-$500	0.060%
	>$500-$1,000	0.055%
	>$1,000-$3,000	0.050%
	>$3,000-$12,000	0.040%
	>$12,000	0.030%
Flexible Capital Income Fund	$0-$500	0.060%
	>$500-$1,000	0.055%
	>$1,000-$3,000	0.050%
	>$3,000	0.040%
Capital Allocation Portfolios; Income Builder Fund; Global Strategic Equity Fund	All Assets	0.020%
MN Tax-Exempt Fund	$0-$250	0.070%
	>$250-$1,000	0.065%
	>$1,000-$3,000	0.060%
	>$3,000-$12,000	0.050%
	>$12,000	0.040%
(a)	This fee applies to assets invested in securities, other than underlying mutual funds (including any exchange-traded funds (ETFs)) that pay an administrative services fee to Columbia Management, including other funds administered by the Investment Manager that do not pay an administrative services fee, derivatives and individual securities. The Fund does not pay an administrative services fee on assets that are invested in underlying funds, including any ETFs, that pay an administrative services fee to Columbia Management.
Administrative Services Fees Paid. The table below shows the total administrative services fees paid by each Fund under the Administrative Services Agreement for the last three fiscal periods. The table is organized by fiscal year end.
Administrative Services Fees
	Administrative Services Fees
	2015	2014	2013
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$133,066	$121,626	$111,051
Capital Allocation Conservative Portfolio	62,651	69,740	65,589
Capital Allocation Moderate Aggressive Portfolio	473,854	433,518	213,998
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	Administrative Services Fees
	2015	2014	2013
Capital Allocation Moderate Conservative Portfolio	$138,522	$128,628	$25,851
Capital Allocation Moderate Portfolio	338,662	324,687	298,998
Global Strategic Equity Fund	165,097	157,611	150,091
Income Builder Fund	266,133	222,085	172,633
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	659,319	386,205	317,615
Global Equity Value Fund	610,580	637,659	352,140
International Opportunities Fund	106,123	201,595	885,760
International Value Fund(a)	183,216	358,512	1,734,302
Large Cap Enhanced Core Fund	198,742	155,643	168,003
Large Cap Index Fund	3,376,904	2,824,934	2,516,462
Marsico 21st Century Fund	596,455	608,088	2,715,082
Marsico Focused Equities Fund	613,569	733,158	3,771,874
Marsico Global Fund	39,152	25,552	24,657
Marsico Growth Fund	1,019,361	1,110,866	5,475,810
Mid Cap Index Fund	3,796,538	3,214,924	2,425,603
Mid Cap Value Fund	1,908,716	1,911,227	1,847,219
Overseas Value Fund	585,710	242,402	23,311
Select International Equity Fund	485,890	700,784	882,560
Select Large Cap Equity Fund	306,109	343,281	470,848
Small Cap Index Fund	2,955,890	2,436,410	1,875,113
Small Cap Value Fund II	1,308,311	1,232,271	1,127,515
For Funds with fiscal period ending March 31
Short Term Bond Fund	1,575,615	1,714,352	1,732,091
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	232,082	201,539	205,113
AMT-Free GA Intermediate Muni Bond Fund	54,601	59,149	72,488
AMT-Free MD Intermediate Muni Bond Fund	62,372	74,179	99,254
AMT-Free NC Intermediate Muni Bond Fund	124,667	123,426	153,709
AMT-Free SC Intermediate Muni Bond Fund	87,389	92,375	117,813
AMT-Free VA Intermediate Muni Bond Fund	158,599	191,743	244,361
Global Infrastructure Fund	262,792	345,541	390,799
Short Term Municipal Bond Fund	1,291,573	1,264,155	1,367,486
	2014	2013	2012
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	654,474	389,955	35,913 (b)
Commodity Strategy Fund	47,910	47,681	10,787 (c)
Diversified Equity Income Fund	1,488,857	1,565,210	1,241,940 (d)
Dividend Opportunity Fund	2,777,270	2,317,635	1,436,783 (e)
Flexible Capital Income Fund	118,679	60,988	22,256 (c)
High Yield Bond Fund	1,235,345	1,136,506	1,044,473
Mortgage Opportunities Fund	6,058 (f)	N/A	N/A
Multi-Advisor Small Cap Value Fund	303,827	263,048	288,940
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	Administrative Services Fees
	2014	2013	2012
Select Large-Cap Value Fund	$410,760	$291,937	$131,059 (g)
Select Smaller-Cap Value Fund	373,131	300,791	134,853 (g)
Seligman Communications and Information Fund	1,707,269	1,746,336	812,545 (g)
Small/Mid Cap Value Fund	894,822	868,332	634,373 (d)
U.S. Government Mortgage Fund	1,243,886	1,521,599	836,349
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	386,949	445,257	286,567 (h)
Floating Rate Fund	743,819	441,027	341,054
Global Opportunities Fund	464,744	473,470	428,730 (i)
Income Opportunities Fund	1,957,561	1,820,985	1,362,239
Inflation Protected Securities Fund	189,657	263,695	355,911
Large Core Quantitative Fund	1,916,648	1,772,519	1,707,529
Large Growth Quantitative Fund	315,368	321,329	285,760 (i)
Large Value Quantitative Fund	348,109	168,846	134,364 (i)
Limited Duration Credit Fund	729,816	728,804	648,545
MN Tax-Exempt Fund	287,171	316,928	265,141 (j)
Money Market Fund	1,002,488	1,031,373	1,145,263
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	125,410	86,382	102,076
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	43,247	75,213	88,948
Asia Pacific ex-Japan Fund	526,126	388,921	338,241
Emerging Markets Bond Fund	519,939	549,411	381,281
European Equity Fund	463,460	311,340	273,680
Global Bond Fund	118,359	169,361	213,057
Select Global Equity Fund	319,709	302,867	319,567
Seligman Global Technology Fund	281,879	249,552	282,500
(a)	The administrative services fees were paid prior to December 14, 2013 at both the Master Portfolio-and Feeder Fund-levels; amounts shown above include only the portion paid at the Feeder Fund-level.
(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(d)	Diversified Equity Income Fund and Small/Mid Cap Value Fund changed their fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the administrative services fees paid were $2,237,285 and $1,178,639 respectively.
(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012. For the fiscal year from July 1, 2010 to June 30, 2011, the administrative services fees paid were $911,737.
(f)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
(g)	Select Large-Cap Value Fund, Select Smaller-Cap Value Fund and Seligman Communications and Information Fund changed their fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012. For the fiscal year from January 1, 2011 to December 31, 2011, the administrative services fees paid were $291,123, $359,260 and $1,924,770, respectively.
(h)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012. For the fiscal year from December 1, 2010 to November 30, 2011, the administrative services fees paid were $408,892.
(i)	Global Opportunities Fund, Large Growth Quantitative Fund and Large Value Quantitative Fund changed fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012. For the fiscal year from October 1, 2010 to September 30, 2011, the administrative services fees paid were $737,125, $410,431 and $195,904, respectively.
(j)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012. For the fiscal year from September 1, 2010 to August 31, 2011, the administrative services fees paid were $248,745.
Statement of Additional Information – September 1, 2015	115

The Distributor
Columbia Management Investment Distributors, Inc. (the Distributor), 225 Franklin Street, Boston, MA 02110, an indirect wholly-owned subsidiary of Ameriprise Financial and an affiliate of the Investment Manager, serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use reasonable efforts to find purchasers for the shares of the Funds.
Distribution Obligations
Pursuant to the Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trusts or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use reasonable efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities as it deems reasonable and which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated or reimbursed for all or a portion of such expenses to the extent permitted by a Distribution Plan adopted by the Trusts pursuant to Rule 12b-1 under the 1940 Act. See Investment Management and Other Services – Distribution and/or Servicing Plans for more information about the share classes for which the Trusts has adopted a Distribution Plan.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about conflicts of interest, including those that relate to the Investment Manager and its affiliates.
The Distribution Agreement became effective with respect to each Fund after approval by its Board, and, after an initial two-year period, continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to each Fund at any time without penalty by the Trusts (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.
Underwriting Commissions Paid by the Funds
The Distributor received commissions and other compensation for its services as reflected in the following charts, which show amounts paid to the Distributor, as well as amounts the Distributor retained, after paying commissions, for the three most recently completed fiscal years.
Sales Charges Paid to, and Retained by, Distributor
	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
Fund	2015	2014	2013	2015	2014	2013
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$1,251,527	$1,269,205	$1,179,422	$174,839	$178,765	$163,689
Capital Allocation Conservative Portfolio	232,662	325,677	452,383	33,800	49,250	70,230
Capital Allocation Moderate Aggressive Portfolio	2,774,382	2,593,126	504,862	389,403	361,669	64,900
Capital Allocation Moderate Conservative Portfolio	633,768	717,987	107,544	88,324	100,785	14,341
Capital Allocation Moderate Portfolio	2,394,670	2,608,927	2,849,144	337,660	367,543	400,801
Global Strategic Equity Fund	760,289	824,671	917,200	106,507	114,629	123,076
Income Builder Fund	1,813,825	2,362,519	1,583,948	269,884	360,279	241,261
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	597,387	245,133	59,849	83,945	34,761	7,826
Global Equity Value Fund	225,103	232,934	146,966	31,598	32,164	20,274
International Opportunities Fund	11,535	20,494	27,190	1,461	2,563	2,659
International Value Fund	46,197	61,829	67,408	6,554	8,545	9,328
Large Cap Enhanced Core Fund	0	0	0	0	0	0
Large Cap Index Fund	0	0	289	0	0	0
Marsico 21st Century Fund	164,771	182,982	305,214	22,091	20,212	22,336
Marsico Focused Equities Fund	176,881	233,542	203,572	24,053	32,143	25,057
Statement of Additional Information – September 1, 2015	116

	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
Fund	2015	2014	2013	2015	2014	2013
Marsico Global Fund	$153,868	$77,832	$42,683	$21,723	$11,062	$6,132
Marsico Growth Fund	174,722	244,434	236,184	22,785	33,086	29,675
Mid Cap Index Fund	0	0	0	0	0	0
Mid Cap Value Fund	530,859	266,769	175,442	74,010	36,677	21,486
Overseas Value Fund	116,875	108,431	0	16,743	15,303	0
Select International Equity Fund	77,136	85,904	91,719	10,766	11,856	12,794
Select Large Cap Equity Fund	35,837	44,943	43,543	4,996	5,837	6,072
Small Cap Index Fund	990	1,721	2,669	0	0	0
Small Cap Value Fund II	5,053	3,511	7,407	583	458	428
For Funds with fiscal period ending March 31
Short Term Bond Fund	107,718	112,580	176,680	25,651	25,042	35,020
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	74,559	62,171	58,551	8,148	8,824	7,900
AMT-Free GA Intermediate Muni Bond Fund	7,401	7,774	18,069	1,072	915	2,400
AMT-Free MD Intermediate Muni Bond Fund	16,836	5,688	20,855	2,221	702	2,823
AMT-Free NC Intermediate Muni Bond Fund	18,812	23,471	31,198	2,740	2,625	4,507
AMT-Free SC Intermediate Muni Bond Fund	48,795	35,555	102,192	7,049	4,727	14,363
AMT-Free VA Intermediate Muni Bond Fund	20,647	13,357	23,369	3,226	1,665	3,356
Global Infrastructure Fund	258,854	266,567	192,177	34,996	36,715	26,036
Short Term Municipal Bond Fund	36,287	44,450	48,724	5,388	6,331	6,477
	2014	2013	2012	2014	2013	2012
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	0	0	0 (a)	0	0	0 (a)
Commodity Strategy Fund	4,927	10,829	0 (b)	700	1,611	0 (b)
Diversified Equity Income Fund	1,362,341	1,333,200	985,710 (c)	191,022	184,526	131,309 (c)
Dividend Opportunity Fund	4,164,771	4,479,371	3,377,748 (d)	584,271	633,597	476,323 (d)
Flexible Capital Income Fund	636,096	17,374	11,959 (b)	90,166	2,507	1,638 (b)
High Yield Bond Fund	890,213	1,204,924	973,589	137,786	185,026	144,186
Mortgage Opportunities Fund	0 (e)	N/A	N/A	0 (e)	N/A	N/A
Multi-Advisor Small Cap Value Fund	177,273	132,857	177,139	25,045	18,637	23,723
Select Large-Cap Value Fund	480,587	103,537	42,518 (f)	66,488	14,265	5,557 (f)
Select Smaller-Cap Value Fund	211,623	101,880	52,720 (f)	29,656	13,888	7,194 (f)
Seligman Communications and Information Fund	755,972	1,225,388	1,110,624 (f)	99,144	159,833	148,424 (f)
Small/Mid Cap Value Fund	447,309	349,017	266,582 (c)	63,337	48,388	35,277 (c)
U.S. Government Mortgage Fund	295,618	919,054	522,439	38,884	129,362	77,882
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	284,174	553,197	344,970 (g)	40,583	81,614	51,025 (g)
Floating Rate Fund	712,818	608,203	272,294	100,867	88,974	37,088
Global Opportunities Fund	550,066	662,066	637,364 (h)	77,655	92,310	87,695 (h)
Income Opportunities Fund	394,249	849,522	1,121,899	54,872	125,206	167,180
Inflation Protected Securities Fund	60,697	114,383	248,000	8,904	16,099	37,296
Large Core Quantitative Fund	1,414,908	1,316,521	1,304,280	197,475	183,151	171,146
Large Growth Quantitative Fund	60,744	55,040	51,584 (h)	8,501	8,055	7,211 (h)
Large Value Quantitative Fund	85,224	35,127	11,416 (h)	12,031	5,012	1,422 (h)
Limited Duration Credit Fund	339,388	535,048	582,376	45,559	76,033	81,611
Minnesota Tax-Exempt Fund	372,153	628,019	512,917 (i)	53,187	85,803	73,620 (i)
Statement of Additional Information – September 1, 2015	117

	Sales Charges Paid to Distributor			Amount Retained by Distributor After Paying Commissions
	2014	2013	2012	2014	2013	2012
Money Market Fund	$18,434	$12,458	$50,522	$N/A	$N/A	$N/A
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	181,085	103,713	59,425	25,348	14,161	7,736
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	2,864	14,779	9,253	332	951	1,257
Asia Pacific ex-Japan Fund	735	2,206	518	103	255	63
Emerging Markets Bond Fund	270,936	673,523	614,265	38,369	102,103	96,104
European Equity Fund	586,471	324,565	54,053	82,976	46,750	7,445
Global Bond Fund	57,856	146,679	178,419	8,362	21,614	26,728
Select Global Equity Fund	182,484	167,567	169,550	25,921	23,731	23,243
Seligman Global Technology Fund	201,212	166,638	271,011	27,933	22,533	36,780
(a)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(b)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(c)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012.
(d)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.
(e)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
(f)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.
(g)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012.
(h)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012.
(i)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012.
Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers. See the prospectus for amounts retained by Selling Agents as a percentage of the offering price.
Distribution and/or Servicing Plans
The Trustees have adopted distribution and/or shareholder servicing plans for certain share classes. See the cover of this SAI for the share classes offered by the Funds.
The table below shows the annual distribution and/or services fees (payable monthly and calculated based on an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class. The Trust is not aware as to what amount, if any, of the distribution and service fees paid to the Distributor were, on a Fund-by-Fund basis, used for advertising, printing and mailing of prospectuses to other than current shareholders, compensation to broker-dealers, compensation to sales personnel, or interest, carrying or other financing charges.
	Distribution Fee	Service Fee	Combined Total
Class A (Series of CFST)	—	—	0.25% (a)
Class A (Series of CFST II)	up to 0.25%	up to 0.25%	0.25% (b)
Class B	0.75% (c)	0.25%	1.00% (d)
Class C	0.75% (c)	0.25%	1.00% (b)
Class I	None	None	None
Class K	None	None (e)	None
Class R (Series of CFST)	0.50%	— (f)	0.50%
Class R (Series of CFST II)	up to 0.50%(b)	up to 0.25%	0.50% (f)
Class R4	None	None	None
Class R5	None	None	None
Statement of Additional Information – September 1, 2015	118

	Distribution Fee	Service Fee	Combined Total
Class T	None	0.50% (g)	0.50% (g)
Class W	up to 0.25%	up to 0.25%	0.25% (b)
Class Y	None	None	None
Class Z	None	None	None
(a)	Series of CFST pay a combined distribution and service fee pursuant to their combined shareholder servicing and distribution plan for Class A shares.
(b)	Fee amounts noted apply to all Funds other than Money Market Fund, which, for each of Class A and Class W shares, pays distribution and service fees of 0.10%, and for Class C shares pays distribution fees of 0.75%. The Distributor has currently agreed not to be reimbursed by the Fund for 0.25% of the 0.50% fee for Class R shares of Columbia Money Market Fund. The Distributor has voluntarily agreed to waive the 12b-1 fees it receives from Class A, Class C, Class R and Class W shares of Money Market Fund. Compensation paid to selling agents may be suspended to the extent of the Distributor’s waiver of the 12b-1 fees on these specific share classes of these Funds.
(c)	For Short Term Bond Fund, the Distributor has voluntarily agreed to waive a portion of the distribution fee for Class B and Class C shares so that the distribution fee does not exceed 0.30% and 0.60%, respectively, annually.
(d)	Fee amounts noted apply to all Funds other than Money Market Fund, which pays distribution fees of up to 0.75% and service fees of up to 0.10% for a combined total of 0.85%. The Distributor has currently agreed not to be reimbursed by the Fund for 0.10% of the 0.85% fee for Class B shares of Money Market Fund. Class B shares are closed to new and existing investors.
(e)	Under a Plan Administration Services Agreement, the Funds’ Class K shares pay for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and health savings accounts. Shareholder services fees for Class K shares are not paid pursuant to a Rule 12b-1 plan.
(f)	Class R shares of series of CFST pay a distribution fee pursuant to a Fund’s distribution (Rule 12b-1) plan for Class R shares and do not have a shareholder service plan for Class R shares. Series of CFST II have a distribution and shareholder service plan for Class R shares pursuant to which the maximum fee under the plan reimbursed for distribution expenses is equal on an annual basis to 0.50% of the average daily net assets attributable to Class R shares of the Funds, of which amount, up to 0.25% may be reimbursed for shareholder service expense.
(g)	The shareholder servicing fees for Class T shares are up to 0.50% of average daily net assets attributable to Class T shares for equity Funds and 0.40% for fixed income Funds. In general, the Funds currently limit such fees to a maximum of 0.25% for equity Funds and 0.15% for fixed income Funds. See Class T Shares Shareholder Service Fees below for more information.
If you maintain shares of a Fund directly with the Fund, without working directly with a financial advisor or Selling Agent, distribution and service fees, as applicable, are retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.
Over time, these distribution and/or shareholder service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible Selling Agents for as long as the distribution and/or shareholder servicing plans continue in effect. The Fund may reduce or discontinue payments at any time. Your Selling Agent may also charge you other additional fees for providing services to your account, which may be different from those described here.
Plans for Series of CFST. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for the shareholder services they have provided. The Distribution Plans permit the Funds to compensate or reimburse the Distributor and/or Selling Agents for activities or expenses primarily intended to result in the sale of the classes’ shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans may be paid to affiliates of the Distributor and Ameriprise Financial.
Under the shareholder servicing plan, the Board must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the shareholder servicing plan is one year and it will continue in effect from year to year provided that its continuance is specifically approved at least annually by a majority of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the shareholder servicing plan or in any agreement related to it. Any material amendment to the shareholder servicing plan must be approved in the same manner. The shareholder servicing plan is terminable at any time with respect to the Funds by a vote of a majority of the Independent Trustees.
The Trustees believe the Distribution Plans could be a significant factor in the growth and retention of a Fund’s assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Distribution Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Independent Trustees. The Distribution Plans may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Distribution Plans must be approved by the Trustees in the manner provided in the foregoing sentence. The Distribution Plans may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares.
Statement of Additional Information – September 1, 2015	119

Class T Shares Shareholder Service Fees
The Funds that offer Class T shares have adopted a shareholder services plan that permits them to pay for certain services provided to Class T shareholders by their Selling Agents. Equity Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). Fixed income Funds may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class T shares (comprised of an annual rate of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% for equity Funds and not more than 0.15% for fixed income Funds. With respect to those Funds that declare dividends on a daily basis, the shareholder servicing fee shall be waived by the selling and/or servicing agents to the extent necessary to prevent net investment income from falling below 0.00% on a daily basis. The Funds consider “administrative support services” to include, without limitation, (i) aggregating and processing purchase and redemption orders, (ii) providing beneficial owners with statements showing their positions in the Funds, (iii) processing dividend payments, (iv) providing sub-accounting services for Fund shares held beneficially, (v) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners, (vi) receiving, tabulating and transmitting proxies executed by the beneficial owners, (vii) sub-transfer agent services for beneficial owners of Fund shares and (viii) other similar services. If you maintain shares of a Fund directly with the Fund, without working directly with a financial advisor or other intermediary, shareholder services fees may be retained by the Distributor as payment or reimbursement for incurring certain shareholder service related expenses.
Plans for Series of CFST II. The distribution and/or shareholder service fees for Class A, Class B, Class C, Class R and Class W shares, as applicable, are to reimburse the Distributor for certain expenses it incurs in connection with distributing the Fund’s shares or directly or indirectly providing services to Fund shareholders. These payments or expenses include providing distribution and/or shareholder service fees to Selling Agents that sell shares of the Fund or provide services to Fund shareholders. The Distributor may retain these fees otherwise payable to Selling Agents if the amounts due are below an amount determined by the Distributor in its discretion. The maximum fee for services under the plan for series of CFST II is the lesser of the amount of expenses eligible for reimbursement (including any unreimbursed expenses) and the rate set forth in the table above. If a share class of a series of CFST II has no distribution or shareholder servicing expenses eligible for reimbursement, the share class will not pay a distribution or service fee, as applicable. Class B shares of Columbia Seligman Communications and Information Fund and each of Class B and Class C shares of Columbia Global Infrastructure Fund have suspended distribution payments but may initiate such payments in the event these share classes have expenses eligible for reimbursement in the future.
For Class A, Class B and Class W shares of the Series of CFST II, the Distributor begins to pay these fees immediately after purchase. For Class C shares, the Distributor pays these fees in advance for the first 12 months. Selling and/or servicing agents also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the Distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the Distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to Selling Agents and to pay for other distribution related expenses. Selling Agents may compensate their financial advisors with the shareholder service and distribution fees paid to them by the Distributor.
Prior to October 27, 2012, Class R4 shares were subject to a distribution fee of 0.25% and a service fee that is not paid pursuant to a 12b-1 plan of 0.25%.
Fees Paid
For its most recent fiscal period, each Fund paid distribution and/or service fees as shown in the following table. The table is organized by fiscal year end.
12b-1 Fees
Fund	Class A	Class B	Class C	Class R	Class T	Class W
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$1,444,845	$271,760	$575,575	$4,222	N/A	N/A
Capital Allocation Conservative Portfolio	631,389	99,181	473,131	960	N/A	N/A
Capital Allocation Moderate Aggressive Portfolio	4,609,457	769,492	2,108,150	24,137	$270,449	N/A
Capital Allocation Moderate Conservative Portfolio	1,382,528	220,159	885,333	10,854	N/A	N/A
Capital Allocation Moderate Portfolio	3,635,852	597,081	1,743,652	7,288	N/A	N/A
Global Strategic Equity Fund	1,578,093	363,580	998,435	13,455	N/A	N/A
Statement of Additional Information – September 1, 2015	120

Fund	Class A	Class B	Class C	Class R	Class T	Class W
Income Builder Fund	$2,573,924	$236,021	$2,212,651	$6,056	N/A	$15 (a)
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	899,677	8,338	449,799	12,188	N/A	11,510
Global Equity Value Fund	2,273,875	125,665	305,083	5,164	N/A	35
International Opportunities Fund	145,357	25,378	128,761	4,050	N/A	N/A
International Value Fund	243,787	3,548	239,951	1,131	N/A	N/A
Large Cap Enhanced Core Fund	108,603	N/A	N/A	70,888	N/A	N/A
Large Cap Index Fund	2,317,373	2,433	N/A	N/A	N/A	N/A
Marsico 21st Century Fund	1,271,798	391,434	2,502,528	105,353	N/A	N/A
Marsico Focused Equities Fund	1,365,131	80,005	2,288,914	N/A	N/A	N/A
Marsico Global Fund	65,743	N/A	79,623	6,744	N/A	N/A
Marsico Growth Fund	1,309,539	71,675	2,953,928	112,657	N/A	7
Mid Cap Index Fund	2,492,055	N/A	N/A	N/A	N/A	N/A
Mid Cap Value Fund	2,762,503	119,812	1,359,121	341,024	N/A	1,350
Overseas Value Fund	499,002	70,618	46,237	N/A	N/A	677,121
Select International Equity Fund	714,511	31,351	112,490	7,400	N/A	248,567
Select Large Cap Equity Fund	332,638	4,190	48,958	N/A	N/A	6
Small Cap Index Fund	2,861,728	71,139	N/A	N/A	N/A	52,368
Small Cap Value Fund II	695,595	14,695	157,710	78,022	N/A	N/A
For Funds with fiscal period ending March 31
Short Term Bond Fund	1,134,280	25,753	612,817	19,186	N/A	16,977
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	97,250	206	99,732	N/A	N/A	N/A
AMT-Free GA Intermediate Muni Bond Fund	44,187	1,963	40,880	N/A	N/A	N/A
AMT-Free MD Intermediate Muni Bond Fund	51,518	513	28,315	N/A	N/A	N/A
AMT-Free NC Intermediate Muni Bond Fund	66,929	944	71,691	N/A	N/A	N/A
AMT-Free SC Intermediate Muni Bond Fund	57,714	223	145,789	N/A	N/A	N/A
AMT-Free VA Intermediate Muni Bond Fund	118,485	159	40,606	N/A	N/A	N/A
Global Infrastructure Fund	738,805	27,927	406,231	3,755	N/A	N/A
Short Term Municipal Bond Fund	378,887	1,275	240,930	N/A	N/A	N/A
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	2,914,115	N/A	N/A	N/A	N/A	N/A
Commodity Strategy Fund	8,828	N/A	1,603	617	N/A	5
Diversified Equity Income Fund	6,078,457	855,100	649,068	42,575	N/A	11
Dividend Opportunity Fund	9,765,592	450,489	3,827,663	118,099	N/A	73,627
Flexible Capital Income Fund	185,338	N/A	161,120	583	N/A	4,740
High Yield Bond Fund	3,349,876	195,954	800,866	82,374	N/A	162,065
Mortgage Opportunities Fund(b)	2	N/A	9	N/A	N/A	2
Multi-Advisor Small Cap Value Fund	736,272	100,961	114,260	36,250	N/A	N/A
Select Large-Cap Value Fund	892,645	23,791	639,092	85,987	N/A	46,780
Select Smaller-Cap Value Fund	920,261	69,411	417,073	58,919	N/A	N/A
Seligman Communications and Information Fund	6,021,530	79,660	6,405,793	208,751	N/A	N/A
Small/Mid Cap Value Fund	2,399,503	306,477	344,480	64,614	N/A	13
U.S. Government Mortgage Fund	1,506,370	40,077	512,433	N/A	N/A	17,411
Statement of Additional Information – September 1, 2015	121

Fund	Class A	Class B	Class C	Class R	Class T	Class W
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	$1,343,829	$14,261	$127,127	N/A	N/A	N/A
Floating Rate Fund	1,788,376	83,986	1,246,233	$7,641	N/A	$10
Global Opportunities Fund	1,931,916	307,241	341,237	21	N/A	1
Income Opportunities Fund	3,745,989	142,295	1,168,511	5,194	N/A	29,425
Inflation Protected Securities Fund	271,625	21,994	124,570	27,028	N/A	139,856
Large Core Quantitative Fund	8,053,716	702,346	333,780	21,007	N/A	297,052
Large Growth Quantitative Fund	609,803	9,229	33,391	448	N/A	178,771
Large Value Quantitative Fund	61,436	7,117	54,134	283	$248,482	504,338
Limited Duration Credit Fund	1,584,267	41,327	838,813	N/A	N/A	174,416
MN Tax-Exempt Fund	949,047	9,474	392,288	N/A	N/A	N/A
Money Market Fund	0	59,208	0	0	N/A	0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	241,138	N/A	239,693	3,769	N/A	N/A
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	36,885	1,087	16,389	N/A	N/A	250
Asia Pacific ex-Japan Fund	2,054	N/A	2,499	1,569	N/A	N/A
Emerging Markets Bond Fund	507,858	14,980	547,345	35,429	N/A	151,915
European Equity Fund	416,629	18,228	262,079	N/A	N/A	7
Global Bond Fund	342,768	21,417	52,519	94	N/A	254
Select Global Equity Fund	911,784	76,325	174,597	671	N/A	7
Seligman Global Technology Fund	904,541	54,063	745,616	37,731	N/A	N/A
(a)	For the period from June 25, 2014 (commencement of operations) to January 31, 2015.
(b)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
For Series of CFST II Funds with Class B and Class C shares:
The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the Distributor and not yet reimbursed (“unreimbursed expense”) for Class B and Class C shares of series of CFST II. These amounts are based on the most recent information available as of March 31, 2015 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.
Unreimbursed Distribution Expenses
Fund	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Absolute Return Currency and Income Fund	$28,000	64.95%	$16,000	0.84%
AMT-Free Tax-Exempt Bond Fund	245,000	33.49%	72,000	0.40%
Asia Pacific ex-Japan Fund	N/A	N/A	2,000	0.61%
Capital Allocation Aggressive Portfolio	1,413,000	6.65%	147,000	0.22%
Capital Allocation Conservative Portfolio	1,641,000	22.33%	162,000	0.33%
Capital Allocation Moderate Portfolio	5,241,000	11.43%	1,237,000	0.67%
Commodity Strategy Fund	N/A	N/A	1,000	0.50%
Diversified Equity Income Fund	7,869,000	16.64%	606,000	0.85%
Dividend Opportunity Fund	3,301,000	12.00%	938,000	0.20%
Emerging Markets Bond Fund	124,000	13.84%	287,000	0.69%
European Equity Fund	226,000	16.40%	147,000	0.60%
Statement of Additional Information – September 1, 2015	122

Fund	Class B	Percentage of Class B net assets	Class C	Percentage of Class C net assets
Flexible Capital Income Fund	N/A	N/A	$455,000	0.30%
Floating Rate Fund	$1,130,000	29.45%	509,000	0.49%
Global Bond Fund	558,000	43.17%	56,000	1.48%
Global Equity Value Fund	1,554,000	17.49%	41,000	0.15%
Global Infrastructure Fund	0	0.00%	0	0.00%
Global Opportunities Fund	3,326,000	18.15%	312,000	1.04%
High Yield Bond Fund	2,480,000	24.85%	7,056,000	8.53%
Income Builder Fund	4,494,000	26.77%	591,000	0.24%
Income Opportunities Fund	1,830,000	21.19%	1,190,000	1.09%
Inflation Protected Securities Fund	451,000	60.35%	141,000	1.19%
Large Core Quantitative Fund	5,890,000	11.49%	1,247,000	2.54%
Large Growth Quantitative Fund	108,000	14.91%	50,000	0.55%
Large Value Quantitative Fund	51,000	9.40%	65,000	0.41%
Limited Duration Credit Fund	599,000	30.78%	487,000	0.66%
Marsico Flexible Capital Fund	N/A	N/A	2,000	0.01%
MN Tax-Exempt Fund	108,000	16.97%	199,000	0.41%
Money Market Fund	3,489,000	96.55%	1,047,000	4.34%
Multi-Advisor Small Cap Value Fund	944,000	17.03%	106,000	1.00%
Select Global Equity Fund	732,000	15.51%	1,326,000	8.22%
Select Large-Cap Value Fund	36,000	2.05%	2,862,000	3.06%
Select Smaller-Cap Value Fund	621,000	14.52%	2,455,000	5.54%
Seligman Communications and Information Fund	0	0.00%	18,230,000	2.40%
Seligman Global Technology Fund	150,000	3.59%	4,292,000	4.92%
Small/Mid Cap Value Fund	1,661,000	10.57%	309,000	0.88%
U.S. Government Mortgage Fund	735,000	39.27%	162,000	0.44%
Other Services Provided
The Transfer Agent
Columbia Management Investment Services Corp. is the transfer agent for the Funds. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds. Class I shares and Class Y shares do not pay transfer agency fees. For all other share classes, the Funds pay the Transfer Agent an annual fee payable monthly that varies by account type. For accounts established directly with the Fund (other than certain networked or omnibus accounts), the annual transfer agency fee is $36.40 per account; for certain accounts that are established or maintained directly with the Fund pursuant to the networking system of the NSCC and certain other similar “networked” accounts, the annual transfer agency fee is $8.50 per account; and for other omnibus accounts, the transfer agency fee is paid at an annual rate of 0.0125% of the value of such accounts. Prior to July 1, 2015, the Funds paid an annual transfer agency fee, payable monthly, of $34.25 for accounts established directly with the Fund (other than certain networked or omnibus accounts), $11.00 per account for certain accounts established or maintained directly with the Fund pursuant to the networking system of the NSCC and certain other similar “networked” accounts, and for other omnibus accounts, the transfer agency fee was paid at an annual rate of 0.014% of the value of such accounts; prior to November 1, 2014, the Funds paid an annual transfer agency fee of $19.25 per account, payable monthly for all share classes except for Class I shares and Class Y shares; and prior to July 1, 2013, the Funds paid an annual transfer agency fee of $21.00 per account, payable monthly.
In addition to the per-account fee, the Funds pay the Transfer Agent a fee with respect to (a) Class A, Class B, Class C, Class R, Class R4 (beginning November 1, 2012), Class T, Class W and Class Z at the annual rate of 0.20% of the average aggregate value of shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial owner is a customer of Ameriprise Financial Services, Inc.,
Statement of Additional Information – September 1, 2015	123

for which the transfer agent is reimbursed $16 annually, calculated monthly based on the total number of positions in which accounts at the end of such month) and (b) Class K and Class R5 shares of 0.05% of the average aggregate value of shares maintained in omnibus accounts, provided that total transfer agency fees for Class K and Class R5 shares, including reimbursements, shall not exceed 0.05%. (Neither Class I shares nor Class Y shares are subject to these fees relating to omnibus accounts.) Prior to November 1, 2012, the fee described above for Class A, Class B, Class C, Class R, Class T, Class W and Class Z on the aggregate value of shares maintained in omnibus accounts (other than accounts for which American Enterprise Investment Services Inc. was broker) was up to 0.20%. Prior to November 1, 2012, Class R4 shares were subject to a lower transfer agency fee equal to (i) an annual fee of $21 per account and (ii) up to 0.05% of the average aggregate value of shares maintained in omnibus accounts.
The Funds also pay certain reimbursable out-of-pocket expenses of the Transfer Agent. The Transfer Agent also may retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due the Transfer Agent from Fund shareholders and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. Transfer agency costs for each Fund are calculated separately for each of (i) Class K and Class R5 shares and (ii) all other share classes (except Class I and Class Y shares, which pay no transfer agency fees).
The fees paid to the Transfer Agent may be changed by the Board without shareholder approval.
The Transfer Agent retains BFDS/DST, 2000 Crown Colony Drive, Quincy, MA 02169 as the Funds’ sub-transfer agent. BFDS/DST assists the Transfer Agent in carrying out its duties.
Plan Administration Services
The Funds that offer Class K shares have a Plan Administration Services Agreement with the Transfer Agent. Under the agreement, the Funds pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs). The fee for services is equal on an annual basis to 0.25% of the average daily net assets of each Fund attributable to Class K shares. Prior to October 27, 2012, Class R4 shares were also subject to the Plan Administration Services Agreement and related fee.
The Custodian
The Funds' securities and cash are held pursuant to a custodian agreement with JPMorgan, 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. JPMorgan is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, each Fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses.
As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Funds' custodian agreement.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, which is located at 225 South Sixth Street, Minneapolis, MN 55402, is the Funds' independent registered public accounting firm. The financial statements for series of CFST II for the fiscal year ended August 31, 2012 or later, and for the series of CFST for the last five fiscal periods contained in each Fund’s Annual Report were audited by PricewaterhouseCoopers LLP. The financial statements for the series of CFST II for fiscal periods ended on or before July 31, 2012 were audited by the Funds’ former independent registered public accounting firm. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds' books and review their tax returns for their respective fiscal years.
The Report of Independent Registered Public Accounting Firm and the audited financial statements are included in the annual report to shareholders of each Fund, and are incorporated herein by reference. No other parts of the annual or semi-annual reports to shareholders are incorporated by reference herein. The audited financial statements incorporated by reference into the Funds' prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.
Counsel
Kramer Levin Naftalis & Frankel LLP serves as counsel to the Independent Trustees of the Trusts. Its address is 1177 Avenue of the Americas, New York, NY 10036. Goodwin Procter LLP serves as legal counsel to the Trusts. Its address is 901 New York Avenue N.W., Washington, DC, 20001.
Statement of Additional Information – September 1, 2015	124

Board Services Corporation
The Funds have an agreement with Board Services located at 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the Funds for purposes of administering the payment of compensation to each Independent Trustee, to provide office space for use by the Funds and their Board, and to provide any other services to the Board or the Independent Trustees, as may be reasonably requested.
Expense Limitations
The Investment Manager and certain of its affiliates have agreed to waive fees and/or reimburse certain expenses, subject to certain exclusions, so that certain Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed specified rates for specified time periods, also as described in a Fund’s prospectus.
The tables below show the expenses reimbursed and fees waived by Investment Manager and its affiliates for the last three fiscal periods. The table is organized by fiscal year end.
Expenses Reimbursed
	Amounts Reimbursed
	2015	2014	2013
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$0	$2	$42,247
Capital Allocation Conservative Portfolio	0	0	0
Capital Allocation Moderate Aggressive Portfolio	0	0	0
Capital Allocation Moderate Conservative Portfolio	0	0	172,293
Capital Allocation Moderate Portfolio	0	0	0
Global Strategic Equity Fund	0	0	376,520
Income Builder Fund	0	0	17,281
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	2,214,261	1,386,820	1,123,957
Global Equity Value Fund	0	46,438	586,764
International Opportunities Fund	23,439	0	0
International Value Fund(a)	89,781	274,239	1,437,231
Large Cap Enhanced Core Fund	995,829	639,263	620,644
Large Cap Index Fund	77,734	90,356	345,458
Marsico 21st Century Fund	0	0	131,463
Marsico Focused Equities Fund	53,706	0	1,025,662
Marsico Global Fund	101,593	90,302	78,204
Marsico Growth Fund	0	0	2,313,639
Mid Cap Index Fund	7,188,619	6,337,793	5,049,926
Mid Cap Value Fund	0	0	4
Overseas Value Fund	0	783,102	76,755
Select International Equity Fund	69,562	0	68,963
Select Large Cap Equity Fund	279,840	278,009	284,624
Small Cap Index Fund	70,146	80,248	67,196
Small Cap Value Fund II	0	0	355,517
For Funds with fiscal period ending March 31
Short Term Bond Fund	1,925,395	2,030,139	2,911,218
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	711,618	651,807	683,493
AMT-Free GA Intermediate Muni Bond Fund	196,116	221,483	226,902
Statement of Additional Information – September 1, 2015	125

	Amounts Reimbursed
	2015	2014	2013
AMT-Free MD Intermediate Muni Bond Fund	$207,608	$244,382	$282,544
AMT-Free NC Intermediate Muni Bond Fund	308,313	321,351	370,983
AMT-Free SC Intermediate Muni Bond Fund	239,755	265,033	283,518
AMT-Free VA Intermediate Muni Bond Fund	355,377	431,935	523,516
Global Infrastructure Fund	0	0	0
Short Term Municipal Bond Fund	3,264,887	3,155,193	3,478,062
	2014	2013	2012
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	1,386,107	1,092,172	183,427 (b)
Commodity Strategy Fund	104,298	149,155	123,362 (c)
Diversified Equity Income Fund	156,136	1,515,231	0 (d)
Dividend Opportunity Fund	0	0	0 (e)
Flexible Capital Income Fund	227,197	209,792	165,728 (c)
High Yield Bond Fund	0	115,435	624,232
Mortgage Opportunities Fund	42,035 (f)	N/A	N/A
Multi-Advisor Small Cap Value Fund	842,083	896,928	630,115
Select Large-Cap Value Fund	402,411	369,622	176,832 (g)
Select Smaller-Cap Value Fund	52,609	428,854	108,261 (g)
Seligman Communications and Information Fund	0	0	0 (g)
Small/Mid Cap Value Fund	59,768	990,435	774,166 (d)
U.S. Government Mortgage Fund	1,244,781	1,366,274	534,787
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	191,952	195,063	172,079 (h)
Floating Rate Fund	97,497	72,956	133,698
Global Opportunities Fund	0	385,551	413,206 (i)
Income Opportunities Fund	1,157,436	695,144	1,347,472
Inflation Protected Securities Fund	729,928	755,565	1,012,016
Large Core Quantitative Fund	0	640,310	2,906,992
Large Growth Quantitative Fund	1,070	137,896	406,292 (i)
Large Value Quantitative Fund	146,833	410,400	510,906 (i)
Limited Duration Credit Fund	288,780	90,524	274,803
MN Tax-Exempt Fund	0	52,762	186,446 (j)
Money Market Fund	12,790,488	12,993,538	12,365,143
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	113	56,396	2,865
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	42,771	135,327	253,058
Asia Pacific ex-Japan Fund	0	0	0
Emerging Markets Bond Fund	0	0	0
European Equity Fund	0	0	25,194
Global Bond Fund	412,555	497,635	483,448
Select Global Equity Fund	1	240,279	578,988
Seligman Global Technology Fund	0	210,904	442,372
Statement of Additional Information – September 1, 2015	126

(a)	The expenses were reimbursed prior to December 14, 2013 at both the Master Portfolio- and Feeder Fund-levels; amounts shown above only include the portion paid at the Feeder Fund-level.
(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(d)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012.
(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.
(f)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
(g)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.
(h)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012.
(i)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012.
(j)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012.
Fees Waived
If a Fund is not shown, there were no fees waived for the relevant fiscal periods.
	Fees Waived
	2015	2014	2013
For Funds with fiscal period ending January 31
Capital Allocation Moderate Aggressive Portfolio	$25,362	N/A	N/A
For Funds with fiscal period ending February 28/29
Large Cap Enhanced Core Fund	211,973	$303,692	$465,755
For Funds with fiscal period ending March 31
Short Term Bond Fund	226,913	475,404	542,582
For Funds with fiscal period ending April 30
Global Infrastructure Fund	N/A	60,494	N/A
	2014	2013	2012
For Funds with fiscal period ending May 31
High Yield Bond Fund	141,329	15,861	N/A
Seligman Communications and Information Fund	238,977	120,922	N/A (a)
For Funds with fiscal period ending July 31
Income Opportunities Fund	62,997	204,334	249,875
(a)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.
Other Roles and Relationships of Ameriprise Financial and Its Affiliates —
Certain Conflicts of Interest
As described above in the Investment Management and Other Services section of this SAI, and in the More Information About the Fund – Primary Service Providers section of each Fund's prospectus, the Investment Manager, Distributor and Transfer Agent, all affiliates of Ameriprise Financial, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of each Fund's registration statement.
In many instances, the compensation paid to the Investment Manager and other Ameriprise Financial affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds' assets under management. As the size of the Funds' assets under management grows, so does the amount of compensation paid to the Investment Manager and other Ameriprise Financial affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and also are addressed in other disclosure materials, including the Funds' prospectuses. These conflicts of interest also are highlighted in account documentation and other
Statement of Additional Information – September 1, 2015	127

disclosure materials of Ameriprise Financial affiliates that make available or offer the Columbia Funds as investments in connection with their respective products and services. In addition, Part 1A of the Investment Manager’s Form ADV, which it must file with the SEC as an investment adviser registered under the Investment Advisers Act of 1940, provides information about the Investment Manager’s business, assets under management, affiliates and potential conflicts of interest. Parts 1A and 2 of the Investment Manager’s Form ADV are available online through the SEC’s website at www.adviserinfo.sec.gov.
Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Ameriprise Financial and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Ameriprise Financial is a major financial services company. Ameriprise Financial and its affiliates are engaged in a wide range of financial activities beyond the fund-related activities of the Investment Manager, including, among others, broker-dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Ameriprise Financial and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.
Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Ameriprise Financial and its Affiliates in Connection With Other Advised/Managed Funds and Accounts
The Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial may advise or manage funds and accounts other than the Funds. In this regard, Ameriprise Financial and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Investment Manager and Ameriprise Financial’s other investment adviser affiliates (including, for example, Columbia Wanger Asset Management, LLC) will give investment advice to and make investment decisions for advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Ameriprise Financial and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Ameriprise Financial and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.
A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates with other clients and customers. Advice given to the Funds and/or investment decisions made for the Funds by the Investment Manager or other Ameriprise Financial affiliates may differ from, or may conflict with, advice given to and/or investment decisions made by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates for other advised/managed funds and accounts. As a result, the performance of the Funds may differ from the performance of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates. Similarly, a position taken by Ameriprise Financial and its affiliates, including the Investment Manager, on behalf of other funds or accounts may be contrary to a position taken on behalf of the Funds. Moreover, Ameriprise Financial and its affiliates, including the Investment Manager, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which the Funds are invested. For example, the Funds may hold equity securities of a company while another advised/managed fund or account may hold debt securities of the same company. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Funds for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Ameriprise Financial and its affiliates engage.
Investment transactions made on behalf of other funds or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates also may have a negative effect on the value, price or investment strategies of the Funds. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, the Funds and causes the Funds to experience less favorable trading results than they otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Investment Manager, Ameriprise Financial and other Ameriprise Financial affiliates, including the other Columbia Funds, may have the same or very similar investment objective and strategies as the Funds. In this situation, the allocation of, and competition for, investment opportunities among the Funds and other funds and/or accounts advised/managed by the Investment Manager, Ameriprise Financial or other Ameriprise Financial affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Investment Manager has adopted policies and procedures designed to address the allocation of investment opportunities among the Funds and other funds and accounts advised by the Investment Manager, Ameriprise Financial and other affiliates of Ameriprise Financial. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
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Sharing of Information among Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Ameriprise Financial and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Ameriprise Financial and its affiliates, including the portfolio managers of the Investment Manager, will make investment decisions without regard to information otherwise known by other employees of Ameriprise Financial and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Ameriprise Financial and its affiliates. For example, if the Investment Manager or another Ameriprise Financial affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds. For more information, see Investment Management and Other Services – The Investment Manager and Subadvisers – Portfolio Managers – Potential Conflicts of Interest.
Soft Dollar Benefits
Certain products and services, commonly referred to as “soft dollar services” (including, to the extent permitted by law, research reports, economic and financial data, financial publications, proxy analysis, computer databases and other research-oriented materials), that the Investment Manager may receive in connection with brokerage services provided to a Fund may have the inadvertent effect of disproportionately benefiting other advised/managed funds or accounts. This could happen because of the relative amount of brokerage services provided to a Fund as compared to other advised/managed funds or accounts, as well as the relative compensation paid by a Fund.
Services Provided to Other Advised/Managed Accounts
Ameriprise Financial and its affiliates, including the Investment Manager, Distributor and Transfer Agent, also may act as an investment adviser, investment manager, administrator, transfer agent, custodian, trustee, broker-dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Investment Manager, Distributor and Transfer Agent, and other Ameriprise Financial affiliates receive could be greater than the compensation Ameriprise Financial and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Investment Manager, Distributor and Transfer Agent, and other Ameriprise Financial affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Ameriprise Financial and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Ameriprise Financial and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Investment Manager and other Ameriprise Financial affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.
Proxy Voting
The Investment Manager has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Investment Manager and/or its affiliates, including Ameriprise Financial and its affiliates. Although the Investment Manager endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Investment Manager’s proxy voting decisions with respect to a Fund’s portfolio securities may or may not benefit other advised/managed funds and accounts, and/or clients, of Ameriprise Financial and its affiliates. For more information about the Funds' proxy voting policies and procedures, see Investment Management and Other Services – Proxy Voting Policies and Procedures.
Certain Trading Activities
The directors/trustees, officers and employees of Ameriprise Financial and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to the Funds. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Ameriprise Financial and
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its affiliates will materially adversely affect the Funds, Ameriprise Financial and its affiliates have adopted policies and procedures, and the Funds, the Board, the Investment Manager and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Management and Other Services – Codes of Ethics.
Affiliate Transactions
Subject to applicable legal and regulatory requirements, a Fund may enter into transactions in which Ameriprise Financial and/or its affiliates, or companies that are deemed to be affiliates of a Fund because of, among other factors, their or their affiliates’ ownership or control of shares of the Fund, may have an interest that potentially conflicts with the interests of the Fund. For example, an affiliate of Ameriprise Financial may sell securities to a Fund from an offering in which it is an underwriter or that it owns as a dealer, subject to applicable legal and regulatory requirements. Applicable legal and regulatory requirements also may prevent a Fund from engaging in transactions with an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, or from participating in an investment opportunity in which an affiliate of a Fund participates.
Certain Investment Limitations
Regulatory and other restrictions may limit a Fund’s investment activities in various ways. For example, certain securities may be subject to ownership limitations due to regulatory limits on investments in certain industries (such as, for example, banking and insurance) and markets (such as emerging or international markets), or certain transactions (such as those involving certain derivatives or other instruments) or mechanisms imposed by certain issuers (such as, among others, poison pills). Certain of these restrictions may impose limits on the aggregate amount of investments that may be made by affiliated investors in the aggregate or in individual issuers. In these circumstances, the Investment Manager may be prevented from acquiring securities for a Fund (that it might otherwise prefer to acquire) if the acquisition would cause the Fund and its affiliated investors to exceed an applicable limit. These types of regulatory and other applicable limits are complex and vary significantly in different contexts including, among others, from country to country, industry to industry and issuer to issuer. The Investment Manager has policies and procedures designed to monitor and interpret these limits. Nonetheless, given the complexity of these limits, the Investment Manager and/or its affiliates may inadvertently breach these limits, and a Fund may therefore be required to sell securities that it might otherwise prefer to hold in order to comply with such limits. In addition, aggregate ownership limitations could cause performance dispersion among funds and accounts managed by the Investment Manager with similar investment objectives and strategies and portfolio management teams. For example, if further purchases in an issuer are restricted due to regulatory or other reasons, a portfolio manager would not be able to acquire securities or other assets of an issuer for a new Fund that may already be held by other funds and accounts with the same/similar investment objectives and strategies that are managed by the same portfolio management team. The Investment Manager may also choose to limit purchases in an issuer to a certain threshold for risk management purposes. If the holdings of the Investment Manager’s affiliates are included in that limitation, a Fund may be more limited in its ability to purchase a particular security or other asset than if the holdings of the Investment Manager’s affiliates had been excluded from the limitation. At certain times, a Fund may be restricted in its investment activities because of relationships that an affiliate of the Fund, which may include Ameriprise Financial and its affiliates, may have with the issuers of securities. This could happen, for example, if a Fund desired to buy a security issued by a company for which Ameriprise Financial or an affiliate serves as underwriter. In any of these scenarios, a Fund’s inability to participate (or participate further) in a particular investment, despite a portfolio manager’s desire to so participate, may negatively impact Fund performance. The internal policies and procedures of Ameriprise Financial and its affiliates covering these types of restrictions and addressing similar issues also may at times restrict a Fund’s investment activities. See also About Fund Investments – Certain Investment Activity Limits.
Actual and Potential Conflicts of Interest Related to Ameriprise Financial and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds
The financial relationships that Ameriprise Financial and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Ameriprise Financial and/or its affiliates and/or in companies in which Ameriprise Financial and its affiliates have an equity, debt or other interest, and/or (b) in the securities of companies held by other Columbia Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Ameriprise Financial and/or its affiliates and/or other Columbia Funds. There also may be limitations as to the sharing with the Investment Manager of information derived from the non-investment advisory/management activities of Ameriprise Financial and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Ameriprise Financial and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Investment Manager.
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Actual and Potential Conflicts of Interest Related to Ameriprise Financial Affiliates’ Marketing and Use of the Columbia Funds as Investment Options
Ameriprise Financial and its affiliates also provide a variety of products and services that, in some manner, may utilize the Columbia Funds as investment options. For example, the Columbia Funds may be offered as investments in connection with brokerage and other securities products offered by Ameriprise Financial and its affiliates, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by affiliates of Ameriprise Financial, as well as for other Columbia Funds structured as “funds-of-funds.” The use of the Columbia Funds in connection with other products and services offered by Ameriprise Financial and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Ameriprise Financial and its affiliates.
Ameriprise Financial and its affiliates, including the Investment Manager, may, subject to applicable legal and regulatory requirements, make payments to their affiliates in connection with the promotion and sale of the Funds' shares, in addition to the sales-related and other compensation that these parties may receive from the Funds, if any. As a general matter, personnel of Ameriprise Financial and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Investment Manager and other affiliates of Ameriprise Financial may receive for providing services to the Funds is generally based on the Funds' assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Other Practices – Additional Shareholder Servicing Payments and – Additional Selling Agent Payments for more information.
Codes of Ethics
The Funds, the Investment Manager, the subadvisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. These Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be bought or held by the Funds. These Codes of Ethics are included as exhibits to Part C of the Funds' registration statement. These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; they also are available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.
Proxy Voting Policies and Procedures
General. The Funds have delegated to the Investment Manager the responsibility to vote proxies relating to portfolio securities held by the Funds, including Funds managed by subadvisers.
The Investment Manager votes proxies relating to portfolio securities in accordance with a proxy voting policy and pre-determined proxy voting guidelines adopted by the Board. The Funds endeavor to vote all proxies of which they become aware prior to the vote deadline; provided, however, that in certain circumstances the Funds may refrain from voting securities. For instance, the Funds may refrain from voting foreign securities if the costs of voting outweigh the expected benefits of voting and typically will not vote securities if voting would impose trading restrictions.
Board Oversight and Retention of Proxy Voting Authority. The Board may, in its discretion, vote proxies for the Funds. For instance, the Board may determine to vote on matters that may present a material conflict of interest to the Investment Manager.
The Board reviews on an annual basis, or more frequently as determined appropriate, the Investment Manager’s administration of the proxy voting process and its adherence to the approved guidelines.
Voting Guidelines. The Investment Manager and Board will generally vote in accordance with pre-determined voting guidelines adopted by the Board. The voting guidelines indicate whether to vote for, against or abstain from particular proposals, or whether the matter should be considered on a case-by-case basis. A committee within the Investment Manager (the Proxy Voting Committee), which is composed of representatives of the Investment Manager’s equity investments, equity research, compliance, legal and operations functions, may determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is in the clients’ best economic interests. The Board may also determine to vote differently from the guidelines on particular proposals in the event it determines that doing so is appropriate and in the Funds’ interests. The Investment Manager and the Board may also consider the voting recommendations of analysts, portfolio managers, subadvisers and information obtained from outside resources, including one or more third party research providers. When proposals are not covered by the voting guidelines or a voting determination must be made on a case-by-case basis, a portfolio manager, subadviser or analyst will make the voting determination based on his or her determination of the clients’ best economic interests. In addition, the Proxy Voting Committee or Board may determine proxy votes when proposals require special consideration.
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On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.
Addressing Conflicts of Interest. If the Investment Manager is subject to a potential material conflict of interest with respect to a proxy vote, the Board will vote the proxy by administering the guidelines or determining the vote on a case-by-case basis. If the Board determines that its members may be subject to a potential material conflict of interest with respect to a proxy vote, the member is asked to recuse himself or herself from the determination.
Voting Proxies of Affiliated Underlying Funds. Certain Funds may invest in shares of other Columbia Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. If such Funds are in a master-feeder structure, the feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s shares and vote such proxies in accordance with such instructions or vote the shares held by it in the same proportion as the vote of all other master fund shareholders. With respect to Funds that hold shares of underlying funds other than in a master-feeder structure, the proxy policy of the Funds is, in general, to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.
Proxy Voting Agents. The Investment Manager has retained Institutional Shareholder Services Inc., a third party vendor, as its proxy voting administrator to implement the Funds’ proxy voting process and to provide recordkeeping and vote disclosure services. The Investment Manager has retained both Institutional Shareholder Services Inc. and Glass-Lewis & Co. to provide proxy research services.
Additional Information. Information regarding how the Columbia Funds (except certain Columbia Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the Columbia Funds’ website at www.columbiathreadneedle.com/us and (ii) on the SEC’s website at www.sec.gov. For a copy of the voting guidelines in effect on the date of this SAI, see Appendix B to this SAI.
Organization and Management of Wholly-Owned Subsidiaries
Commodity Strategy Fund (for purposes of this section, referred to as a “Fund”) may invest a portion of its assets, within the limitations of Subchapter M and Section 817(h) of the Code, as applicable, in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”). The Subsidiary is a limited liability company organized under the laws of the Cayman Islands, whose registered office is located at P.O. Box 309, Ugland House, Grand Cayman Islands.
The Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Fund, as the sole shareholder of the Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act. However, the Fund’s Board maintains oversight responsibility for investment activities of the Subsidiary generally as if the Subsidiary’s investments were held directly by the Fund. The Investment Manager and the Fund’s subadvisers are responsible for the Subsidiary’s day-to-day business pursuant to their separate agreements with, or in respect of, the Subsidiary. The following individuals serve as a director of the Subsidiary:
Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Anthony P. Haugen 807 Ameriprise Financial Center, Minneapolis, MN 55474-2405 Born 1964	Director since November 2013	Vice President – Finance, Ameriprise Financial, Inc. since June 2004
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Name, address, year of birth	Position held with Subsidiary and length of service	Principal occupation during past five years
Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1965	Director since November 2013	See Fund Governance – Fund Officers.
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474-2405 Born 1970	Director since January 2015	See Fund Governance – Fund Officers.
The Subsidiary has entered into separate contracts for the provision of advisory, administrative and custody services with the same service providers who provide those services to the Fund. Threadneedle selects the Subsidiary’s investments pursuant to an addendum to the subadvisory agreement with the Investment Manager. The Subsidiary has also entered into arrangements with PricewaterhouseCoopers LLP to serve as the Subsidiary’s independent registered public accounting firm. Financial statements prior to August 31, 2012 were audited by the Subsidiary’s former independent registered public accounting firm. Each Subsidiary will bear the fees and expenses incurred in connection with the services that it receives pursuant to those agreements and arrangements. The Fund expects that the expenses borne by the Subsidiary will not be material in relation of the value of the Fund’s assets.
For purposes of adhering to the Fund’s compliance policies and procedures, the Investment Manager will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. The Chief Compliance Officer makes periodic reports to the Fund’s Board regarding the management and operations of the Subsidiary.
The financial information of the Subsidiary is consolidated into the Fund’s financial statements, as contained within the Fund’s annual and semiannual reports provided to shareholders.
Please refer to the section titled “Taxation – The Subsidiary” for information about certain tax considerations relating to the Fund’s investment in the Subsidiary.
Changes in U.S. laws and/or the laws of the Cayman Islands could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s prospectus and this SAI, and could negatively affect the Fund and its shareholders. For example, Cayman Islands laws currently do not impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Fund. The Subsidiary is subject to the same principal risk that the Fund is subject to (which are described in the Fund’s prospectus). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, except as otherwise noted, is not subject to the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Investment Manager, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In managing the Subsidiary’s investment portfolio, the Investment Manager will manage the Subsidiary’s portfolio in accordance with the Fund’s investment policies and restrictions. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the applicable prospectus and this SAI and could adversely affect the Fund and its shareholders. For example, the Cayman Islands laws currently do not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law were changed and the Subsidiary was required to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.
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FUND GOVERNANCE
Board of Trustees and Officers
Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Trustees as of the date of this SAI, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.
Trustees
Independent Trustees
Name, address, year of birth	Position held with Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney, specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	127	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013	Board Governance, Compliance, Contracts, Executive, Investment Review
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002 – present; Chairman and Chief Executive Officer, John Hancock Funds (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock, 1989-2000; John Hancock Life Insurance Company, including SVP and Treasurer and SVP Information Technology, 1968-1988	125	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2011; Trustee, Boston Museum of Science (Chair of Finance Committee), 1985-2013	Audit, Compliance, Executive, Investment Review
Statement of Additional Information – September 1, 2015	134

Name, address, year of birth	Position held with Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard- Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996- 1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	127	None	Audit, Investment Review
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	127	Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds) 2009-2011; Director, Spectrum Brands, Inc. (consumer products), 2002-2009; Director, Simmons Company (bedding), 2004-2010	Board Governance, Compliance, Contracts, Executive, Investment Review
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	127	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010	Audit, Compliance, Investment Review
Statement of Additional Information – September 1, 2015	135

Name, address, year of birth	Position held with Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	127	Trustee, BofA Funds Series Trust (11 funds)	Audit, Executive, Compliance, Investment Review
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting) since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	125	Chairman, BofA Funds Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance) 2003-2011	Board Governance, Contracts, Investment Review
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	127	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)	Board Governance, Contracts, Executive, Investment Review
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Seligman Funds, since 11/08 for RiverSource Funds and since 6/11 for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	127	Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services), 2007-2014	Contracts, Compliance, Investment Review
Statement of Additional Information – September 1, 2015	136

Name, address, year of birth	Position held with Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	125	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011	Board Governance, Contracts, Investment Review
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Managing Director, Forester Biotech (consulting) since 2001; Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010; President and Chief Executive Officer of CMT Inc., 2001-2003; Aquila Biopharmaceuticals Inc., 1996-2000; Cambridge Biotech Corporation, 1995-1996, Mitotix Inc., 1993-1994	127	Director, Healthways, Inc. (health and well-being solutions) since 2005; Director, ICI Mutual Insurance Company, since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children’s Hospital since 2002	Board Governance, Audit, Investment Review
Interested Trustee Not Affiliated with Investment Manager*
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	125	Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011	Compliance, Executive, Investment Review
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Statement of Additional Information – September 1, 2015	137

Interested Trustee Affiliated with Investment Manager*
Name, address, year of birth	Position held with funds and length of service	Principal occupation during past five years	Number of funds in the Fund Family overseen by Board member	Other present or past directorships/trusteeships (within past 5 years)	Committee memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001 - April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012 and President – U.S. Asset Management and Chief Investment Officer, 2005 - April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006 - April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	187	Former Director, Ameriprise Certificate Company, 2006 - January 2013	None
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Officers
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers or the Trust as of the date of this SAI, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:
Statement of Additional Information – September 1, 2015	138

Fund Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel January 2010 – December 2014; and Vice President and Group Counsel or Counsel 2004 - January 2010); officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)	Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004 - April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (previously Chief Counsel, January 2010 - January 2013 and Group Counsel, November 2008 - January 2010).
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Vice President and Chief Compliance Officer (2012)	Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010; Compliance Executive, Bank of America, 2005 - April 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007 - April 2010.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010; Associate General Counsel, Bank of America, 2005 - April 2010.
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011), Assistant Treasurer (2012) and Chief Accounting Officer (2008)	Vice President – Mutual Fund Treasurer, Columbia Management Investment Advisers, LLC since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, 2006 - April 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, 2009 - April 2010, and Vice President – Asset Management and Trust Company Services, 2006 - 2009).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009; President, RiverSource Service Corporation 2004-2010.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011 (previously, Counsel from May 2010 to August 2011); Assistant General Counsel, Bank of America, 2005 - April 2010; officer of Columbia Funds and affiliated funds since 2005.
Responsibilities of Board with respect to Fund management
The Board is chaired by an Independent Trustee who has significant additional responsibilities compared to the other Board members, including, among other things: setting the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Fund-related matters with the Funds' Chief Compliance Officer (“CCO”), counsel to the Independent Trustees, and representatives of the Funds' service providers and overseeing Board Services.
Statement of Additional Information – September 1, 2015	139

The Board initially approves an investment management services agreement and other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, shareholder services, marketing, and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts. The Investment Manager is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds' investments and operations. The Board’s oversight of the Investment Manager and other service providers in the operation of the Funds includes oversight with respect to various risk management functions. The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, the subadvisers and other service providers (depending on the nature of the risk) who carry out the Funds' investment management and business affairs. Each of the Investment Manager, the subadvisers and other service providers has its own, independent interest in risk management, and its policies and methods of carrying out risk management functions will depend, in part, on its analysis of the risks, functions and business models.
Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the trusts, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Investment Manager, subadvisers, the independent registered public accounting firm for the Funds, and internal auditors for the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board also meets periodically with the Funds' CCO, to receive reports regarding the compliance of the Funds and their principal service providers with the federal securities laws and their internal compliance policies and procedures. The Board, with the assistance of the Investment Review Committee, reviews investment policies in connection with its review of the Funds' performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including various investment risks. As part of the Board’s periodic review of the Funds' advisory, subadvisory and other service provider agreements, as applicable, the Board may consider risk management aspects of their operations and the functions for which they are responsible. In addition, the Board oversees processes that are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest.
The Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial). The table above describing each Trustee also includes their respective committee memberships. The duties of these committees are described below.
Mr. Carmichael, as Chair of the Board, acts as a point of contact between the Independent Trustees and the Investment Manager between Board meetings in respect of general matters.
Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by shareholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and other funds in the Columbia Family of Funds overseen by the Board and their shareholders on external matters.
To be considered as a candidate for Trustee, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, Columbia Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.
Statement of Additional Information – September 1, 2015	140

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent trustee; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.
Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Trustee.
The Board believes that the Funds are well-served by a Board, the membership of which consists of persons that represent a broad mix of professional and personal backgrounds. In considering nominations, the Committee takes the following matrix into account in assessing how a candidate’s professional background (which is reflected in the biographical information included in the “Trustees” table above) would fit into the mix of experiences represented by the then-current Board.
Professional Background
Name	Geographic	For Profit; CIO/CFO; CEO/COO	Non-Profit; Government; CEO/Chairman	Investment	Legal; Regulatory	Political	Academic	Audit Committee; Financial Expert
Blatz	MN		X		X	X
Boudreau	MA	X		X	X			X
Carlton	NY			X	X			X
Carmichael	FL	X	X	X	X			X
Flynn	MA						X
Hawkins	CA	X		X				X
Hilliard	GA	X	X	X	X
Paglia	NY	X		X				X
Richie	MI	X	X		X
Santomero	PA		X	X	X		X	X
Shaw	SC	X	X	X
Taunton-Rigby	MA	X		X				X
With respect to the Board membership of Mr. Truscott on the Board, who is not an Independent Trustee, the committee and the Board have concluded that having a senior member of the Investment Manager serve on the Board can facilitate increased access to information regarding the Funds' Investment Manager for the Independent Trustees, which is the Funds' most significant service provider. With respect to the trusteeship of Dr. Santomero on the Board, the committee and the Board have concluded that, despite his lack of technical independence of the Funds under the 1940 Act (arising from his board service to Citigroup, Inc. and Citibank N.A.), he could serve with “substantive independence” primarily since he has no financial interest or relationship with the Investment Manager or Ameriprise Financial. The committee and the Board also took into account Dr. Santomero’s broad array of experiences from management consulting to academia to public service, which can complement well the mix of experiences represented by the other Board members.
Compliance Committee. Supports the Funds' maintenance of a strong compliance program by providing a forum for Independent Trustees to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the CCO, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds' CCO to meet with Independent Trustees on a regular basis to discuss compliance matters.
Statement of Additional Information – September 1, 2015	141

Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Funds and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Trustees, the Funds' investment advisory, subadvisory (if any), administrative services and principal underwriting contracts to assists the Trustees in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements.
Executive Committee. Acts, as needed, for the Board between meetings of the Board.
Investment Review Committee. Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.
Audit Committee. Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Funds' risks by, among other things, meeting with the Funds' internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Funds' Disclosure Controls and Procedures. This committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report.
The table below shows the number of times each committee met during each Fund’s most recent fiscal period. The Table is organized by fiscal year end.
Committee Meetings
Fiscal Period	Audit Committee	Compliance Committee	Contracts Committee	Executive Committee	Governance Committee	Investment Review Committee
For Funds with fiscal period ending January 31	5	5	6	0	6	6
For Funds with fiscal period ending February 28/29	5	5	6	0	6	6
For Funds with fiscal period ending March 31	5	5	5	0	6	6
For Funds with fiscal period ending April 30	5	5	6	0	6	6
For Funds with fiscal period ending May 31	6	5	6	1	7	6
For Funds with fiscal period ending July 31	6	5	6	1	6	6
For Funds with fiscal period ending August 31	6	5	6	1	5	6
For Funds with fiscal period ending October 31	5	5	6	1	5	6
Beneficial Equity Ownership
The tables below show, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of all Funds in the Columbia Funds Complex overseen by the Trustee, including notional amounts through the Deferred Compensation Plan, where noted, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. The information is provided as of December 31, 2014.
The tables only include ownership of Columbia Funds overseen by the Trustees; the Trustees and Officers may own shares of other Columbia Funds they do not oversee. The tables do not include ownership of Columbia Funds overseen by other boards of trustees/directors.
Statement of Additional Information – September 1, 2015	142

Independent Trustee Ownership
	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Paglia	Richie	Shaw	Taunton- Rigby
Absolute Return Currency and Income Fund	A	A	A	E (a)	A	A	A	A	A	A	A
AMT-Free CA Intermediate Muni Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AMT-Free GA Intermediate Muni Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AMT-Free MD Intermediate Muni Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AMT-Free NC Intermediate Muni Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AMT-Free SC Intermediate Muni Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AMT-Free Tax-Exempt Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AMT-Free VA Intermediate Muni Bond Fund	A	A	A	A	A	A	A	A	A	A	A
AP - Multi-Manager Value Fund	A	A	A	A	A	A	A	A	A	A	A
Asia Pacific ex-Japan Fund	A	A	A	A	A	A	A	A	A	A	A
Capital Allocation Aggressive Portfolio	A	C (a)	A	A	A	A	A	A	A	A	A
Capital Allocation Conservative Portfolio	A	A	A	A	A	A	A	A	A	A	A
Capital Allocation Moderate Aggressive Portfolio	A	C	A	A	A	A	A	A	A	A	A
Capital Allocation Moderate Conservative Portfolio	A	E (a)	A	A	A	A	A	A	A	A	A
Capital Allocation Moderate Portfolio	A	D (a)	A	A	A	A	A	A	A	A	A
Commodity Strategy Fund	A	A	A	A	A	A	A	A	A	A	A
Convertible Securities Fund	A	C (a)	B	A	A	A	A	A	A	C (b)	A
Diversified Equity Income Fund	A	A	A	A	A	C	A	A	A	A	A
Dividend Opportunity Fund	E	A	C	A	A	A	A	A	A	E (a)	E
Emerging Markets Bond Fund	A	A	A	A	A	A	A	A	A	C (b)	A
European Equity Fund	A	A	C (a)	A	A	A	A	A	A	D (b)	A
Flexible Capital Income Fund	A	A	A	E (a)	A	A	A	E (a)	A	A	A
Floating Rate Fund	A	A	A	A	E (a)	A	A	A	A	A	A
Global Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Global Equity Value Fund	A	A	A	A	A	A	A	A	A	A	A
Global Infrastructure Fund	C	A	A	A	A	A	A	A	A	A	A
Global Opportunities Fund	A	A	C (a)	E (a)	C	A	A	A	A	A	A
Global Strategic Equity Fund	A	A	A	A	A	A	A	A	A	A	A
High Yield Bond Fund	A	A	C	A	A	A	A	A	A	A	A
Income Builder Fund	A	A	A	A	A	A	A	A	A	A	E
Income Opportunities Fund	A	A	C	A	A	C	A	A	A	C (b)	A
Inflation Protected Securities Fund	A	A	A	A	A	A	A	A	A	A	A
International Opportunities Fund	A	A	A	A	A	A	A	A	A	A	A
International Value Fund	A	A	A	E	A	E (a)	A	A	A	A	A
Large Cap Enhanced Core Fund	A	C (a)	D	A	E (a)	A	A	A	A	A	A
Large Cap Index Fund	A	A	A	A	E (a)	A	A	A	E	C (b)	E (a)
Statement of Additional Information – September 1, 2015	143

	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Paglia	Richie	Shaw	Taunton- Rigby
Large Core Quantitative Fund	A	A	E (a)	A	A	A	A	A	A	A	A
Large Growth Quantitative Fund	A	A	A	A	A	A	A	A	A	A	A
Large Value Quantitative Fund	A	A	A	A	A	A	A	A	A	A	A
Limited Duration Credit Fund	A	A	A	A	A	A	A	A	A	A	A
Marsico 21st Century Fund	A	A	A	A	A	A	A	A	A	A	A
Marsico Flexible Cap Fund	A	A	A	A	A	A	A	A	A	A	A
Marsico Focused Equities Fund	A	A	A	A	A	A	E (a)	A	A	E (a)	A
Marsico Global Fund	A	A	A	A	A	A	A	A	A	A	A
Marsico Growth Fund	A	A	A	A	A	A	A	A	A	A	A
Mid Cap Index Fund	A	A	A	E (a)	A	E (a)	A	A	A	E (a)	E (a)
Mid Cap Value Fund	A	A	C	A	A	A	A	A	A	A	A
MN Tax-Exempt Fund	A	A	A	A	A	A	A	A	A	A	A
Money Market Fund	A	B (a)	C (a)	B (a)	C (a)	B (a)	B (a)	C (a)	A	C (a)	C (a)
Multi-Advisor Small Cap Value Fund	A	A	A	A	A	A	A	A	A	A	D
Overseas Value Fund	A	A	C (a)	A	A	A	A	A	A	A	A
Select Global Equity Fund	E	A	C (a)	A	A	A	D (a)	A	A	A	A
Select International Equity Fund	E	A	C (a)	A	C (a)	A	A	A	A	A	A
Select Large Cap Equity Fund	A	D (a)	A	A	A	A	A	A	A	A	A
Select Large-Cap Value Fund	A	A	E (a)	A	A	A	A	A	A	A	A
Select Smaller-Cap Value Fund	A	A	A	A	E (a)	A	A	E (a)	A	A	A
Seligman Communications and Information Fund	D	A	A	A	D (a)	A	A	A	A	A	A
Seligman Global Technology Fund	B	C	A	A	A	A	A	A	A	A	A
Short Term Bond Fund	A	E (a)	A	A	A	A	A	A	A	A	A
Short Term Municipal Bond Fund	A	A	A	A	A	A	A	A	A	A	A
Small Cap Index Fund	A	A	A	E (a)	E (a)	A	A	A	A	E (a)	E (a)
Small Cap Value Fund II	A	A	A	A	A	A	A	A	A	A	A
Small/Mid Cap Value Fund	A	A	A	A	A	A	A	A	A	A	E
U.S. Government Mortgage Fund	C	A	A	A	A	A	A	A	A	C (b)	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Complex Overseen by the Trustee	E	E (a)	E (a)	E (a)	E (a)	E (a)	E (a)	E (a)	E	E (a)	E (a)
(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by the Trustee.
(b)	Ms. Shaw invests in a Section 529 Plan managed by the Investment Manager that allocates assets to various mutual funds, including Columbia Funds. The amount shown in the table includes the value of her interest in this plan determined as if her investment in the plan were invested directly in the Columbia Fund pursuant to the plan’s target allocations.
Statement of Additional Information – September 1, 2015	144

Interested Trustee Ownership
	Santomero	Truscott
Absolute Return Currency and Income Fund	A	A
AMT-Free CA Intermediate Muni Bond Fund	A	A
AMT-Free GA Intermediate Muni Bond Fund	A	A
AMT-Free MD Intermediate Muni Bond Fund	A	A
AMT-Free NC Intermediate Muni Bond Fund	A	A
AMT-Free SC Intermediate Muni Bond Fund	A	A
AMT-Free Tax-Exempt Bond Fund	A	A
AMT-Free VA Intermediate Muni Bond Fund	A	A
AP - Multi-Manager Value Fund	A	A
Asia Pacific ex-Japan Fund	A	E (b)
Capital Allocation Aggressive Portfolio	A	A
Capital Allocation Conservative Portfolio	A	A
Capital Allocation Moderate Aggressive Portfolio	A	A
Capital Allocation Moderate Conservative Portfolio	A	A
Capital Allocation Moderate Portfolio	A	A
Commodity Strategy Fund	A	E
Convertible Securities Fund	A	E
Diversified Equity Income Fund	A	A
Dividend Opportunity Fund	A	E
Emerging Markets Bond Fund	A	B
European Equity Fund	A	E
Flexible Capital Income Fund	A	E
Floating Rate Fund	A	E
Global Bond Fund	A	A
Global Equity Value Fund	A	A
Global Infrastructure Fund	A	A
Global Opportunities Fund	A	E
Global Strategic Equity Fund	A	A
High Yield Bond Fund	A	C
Income Builder Fund	A	A
Income Opportunities Fund	A	E (b)
Inflation Protected Securities Fund	A	B
International Opportunities Fund	A	A
International Value Fund	A	A
Large Cap Enhanced Core Fund	A	A
Large Cap Index Fund	A	E
Large Core Quantitative Fund	A	D
Large Growth Quantitative Fund	A	D
Large Value Quantitative Fund	A	E
Limited Duration Credit Fund	E (a)	E
Marsico 21st Century Fund	A	A
Marsico Flexible Cap Fund	A	A
Marsico Focused Equities Fund	A	A
Statement of Additional Information – September 1, 2015	145

	Santomero	Truscott
Marsico Focused Equities Fund	A	A
Marsico Global Fund	A	A
Marsico Growth Fund	A	A
Mid Cap Index Fund	A	A
Mid Cap Value Fund	A	A
MN Tax-Exempt Fund	A	A
Money Market Fund	B (a)	A
Multi-Advisor Small Cap Value Fund	A	A
Overseas Value Fund	A	E
Select Global Equity Fund	A	D
Select International Equity Fund	A	D
Select Large-Cap Value Fund	A	E
Select Smaller-Cap Value Fund	A	E
Seligman Communications and Information Fund	A	D
Seligman Global Technology Fund	A	D
Short Term Bond Fund	E (a)	A
Short Term Municipal Bond Fund	A	A
Small Cap Index Fund	A	C
Small Cap Value Fund II	A	A
Small/Mid Cap Value Fund	A	E
U.S. Government Mortgage Fund	A	A
Aggregate Dollar Range of Equity Securities in all Funds in the Columbia Funds Family Overseen by the Trustee	E (a)	E (b)
(a)	Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Family overseen by the Trustee as specified by the Trustee.
(b)	Includes notional investments through a deferred compensation account. Mr. Truscott’s deferred compensation plan is separate from that of the Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial).
Compensation
Total compensation. The following table shows the total compensation paid to Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial) for their services from all the Funds in the Columbia Funds Complex overseen by the Trustee for the fiscal year ended April 30, 2015.
Mr. Truscott is not compensated for his services on the Board.
Trustees (a)	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(b)	Amount Deferred from Total Compensation(c)
Kathleen Blatz	$280,833	$0
Edward Boudreau	$280,833	$93,500
Pamela Carlton	$273,333	$14,000
William Carmichael	$400,000	$65,833
Patricia Flynn	$275,833	$275,833
William Hawkins	$280,833	$84,250
R. Glenn Hilliard	$270,833	$0
Stephen Lewis(d)	$197,500	$138,250
Statement of Additional Information – September 1, 2015	146

Trustees (a)	Total Cash Compensation from the Columbia Funds Complex Paid to Trustee(b)	Amount Deferred from Total Compensation(c)
Catherine Paglia	$295,833	$147,917
Leroy Richie	$278,333	$0
Anthony Santomero	$260,833	$18,000
Minor Shaw	$270,833	$135,417
Alison Taunton-Rigby	$275,833	$275,833
(a)	Trustee compensation is paid by the Funds and is comprised of a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the Funds and to the Board.
(b)	Includes any portion of cash compensation Trustees elected to defer during the fiscal period.
(c)	The Trustees may elect to defer a portion of the total cash compensation payable. Additional information regarding the Deferred Compensation Plan is described below.
(d)	Mr. Lewis served as Trustee until December 31, 2014.
In addition to the above compensation, all Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or standing committees, which are not included in the amounts shown.
Trustees did not accrue any pension or retirement benefits as part of Fund expenses, nor will they receive any annual benefits upon retirement.
Deferred Compensation Plan. The Independent Trustees (for these purposes, persons who are not affiliated persons of the Investment Manager or Ameriprise Financial) may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Trustee may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more Fund and the amount paid to the Trustee under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Code, and all amounts payable under the Deferred Plan constitute a general unsecured obligation of the Funds. It is anticipated that deferral of Trustee compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.
The Independent Trustees have a policy that each Trustee invests in shares of one or more of the Funds (including the Closed-End Funds) overseen by the Trustee (including shares held in the Deferred Compensation Plan) in an aggregate amount that is at least equal to the annual total compensation received by the Trustee from the Columbia Fund Complex. All Independent Trustees meet this standard.
Compensation from each Fund. The following table shows the compensation paid to Independent Trustees from each Fund during its last fiscal period, as well as the amount deferred from each Fund, which is included in the total.
Fund	Aggregate Compensation from Fund Independent Trustees
	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis (a)	Paglia	Richie	Santomero	Shaw	Taunton-Rigby
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$1,299	$1,347	$1,275	$1,853	$1,275	$1,347	$1,299	$1,223	$1,371	$1,287	$1,323	$1,299	$1,275
Amount Deferred	$0	$464	$22	$423	$1,275	$404	$0	$856	$686	$0	$117	$650	$1,275
Capital Allocation Conservative Portfolio	$1,030	$1,064	$1,010	$1,469	$1,010	$1,064	$1,030	$973	$1,084	$1,021	$1,046	$1,030	$1,010
Amount Deferred	$0	$367	$17	$337	$1,010	$319	$0	$681	$542	$0	$94	$515	$1,010
Capital Allocation Moderate Aggressive Portfolio	$2,852	$2,957	$2,799	$4,068	$2,799	$2,957	$2,852	$2,688	$3,010	$2,826	$2,905	$2,852	$2,799
Amount Deferred	$0	$1,019	$48	$930	$2,799	$887	$0	$1,881	$1,505	$0	$258	$1,426	$2,799
Capital Allocation Moderate Conservative Portfolio	$1,327	$1,376	$1,303	$1,893	$1,303	$1,376	$1,327	$1,251	$1,401	$1,315	$1,352	$1,327	$1,303
Amount Deferred	$0	$474	$22	$433	$1,303	$413	$0	$876	$700	$0	$120	$664	$1,303
Capital Allocation Moderate Portfolio	$2,236	$2,319	$2,195	$3,189	$2,195	$2,319	$2,236	$2,107	$2,360	$2,215	$2,278	$2,236	$2,195
Amount Deferred	$0	$799	$38	$729	$2,195	$696	$0	$1,475	$1,180	$0	$202	$1,118	$2,195
Global Strategic Equity Fund	$1,446	$1,500	$1,419	$2,063	$1,419	$1,500	$1,446	$1,363	$1,526	$1,433	$1,473	$1,446	$1,419
Amount Deferred	$0	$517	$25	$472	$1,419	$450	$0	$954	$763	$0	$131	$723	$1,419
Income Builder Fund	$1,898	$1,968	$1,863	$2,703	$1,863	$1,968	$1,898	$1,784	$2,003	$1,880	$1,933	$1,898	$1,863
Statement of Additional Information – September 1, 2015	147

Fund	Aggregate Compensation from Fund Independent Trustees
	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis (a)	Paglia	Richie	Santomero	Shaw	Taunton-Rigby
Amount Deferred	$0	$678	$33	$617	$1,863	$591	$0	$1,249	$1,002	$0	$171	$949	$1,863
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	$1,729	$1,791	$1,697	$2,469	$1,697	$1,791	$1,729	$1,495	$1,822	$1,711	$1,756	$1,729	$1,697
Amount Deferred	$0	$611	$49	$500	$1,697	$537	$0	$1,047	$911	$0	$143	$864	$1,697
Global Equity Value Fund	$1,677	$1,739	$1,646	$2,394	$1,646	$1,739	$1,677	$1,487	$1,770	$1,662	$1,709	$1,677	$1,646
Amount Deferred	$0	$595	$43	$497	$1,646	$522	$0	$1,041	$885	$0	$143	$839	$1,646
International Opportunities Fund	$828	$859	$813	$1,180	$813	$859	$828	$739	$875	$821	$845	$828	$813
Amount Deferred	$0	$294	$20	$246	$813	$258	$0	$517	$437	$0	$71	$414	$813
International Value Fund	$877	$913	$861	$1,258	$861	$913	$877	$776	$928	$868	$897	$877	$861
Amount Deferred	$0	$312	$23	$260	$861	$274	$0	$543	$464	$0	$75	$438	$861
Large Cap Enhanced Core Fund	$989	$1,023	$970	$1,411	$970	$1,023	$989	$858	$1,042	$979	$1,004	$989	$970
Amount Deferred	$0	$349	$27	$287	$970	$307	$0	$601	$521	$0	$82	$494	$970
Large Cap Index Fund	$3,737	$3,875	$3,669	$5,335	$3,669	$3,875	$3,737	$3,274	$3,943	$3,702	$3,804	$3,737	$3,669
Amount Deferred	$0	$1,323	$100	$1,094	$3,669	$1,163	$0	$2,292	$1,972	$0	$313	$1,869	$3,669
Marsico 21st Century Fund	$1,659	$1,720	$1,628	$2,365	$1,628	$1,720	$1,659	$1,472	$1,751	$1,644	$1,690	$1,659	$1,628
Amount Deferred	$0	$588	$42	$491	$1,628	$516	$0	$1,030	$876	$0	$141	$830	$1,628
Marsico Focused Equities Fund	$1,687	$1,747	$1,655	$2,404	$1,655	$1,747	$1,687	$1,491	$1,779	$1,671	$1,717	$1,687	$1,655
Amount Deferred	$0	$597	$43	$498	$1,655	$524	$0	$1,043	$889	$0	$143	$843	$1,655
Marsico Global Fund	$743	$771	$730	$1,061	$730	$771	$743	$656	$784	$736	$757	$743	$730
Amount Deferred	$0	$263	$19	$219	$730	$231	$0	$459	$392	$0	$63	$372	$730
Marsico Growth Fund	$2,453	$2,546	$2,408	$3,498	$2,408	$2,546	$2,453	$2,215	$2,592	$2,432	$2,506	$2,453	$2,408
Amount Deferred	$0	$872	$56	$740	$2,408	$764	$0	$1,551	$1,296	$0	$213	$1,227	$2,408
Mid Cap Index Fund	$4,134	$4,289	$4,058	$5,903	$4,058	$4,289	$4,134	$3,650	$4,365	$4,095	$4,213	$4,134	$4,058
Amount Deferred	$0	$1,466	$107	$1,220	$4,058	$1,287	$0	$2,555	$2,182	$0	$350	$2,067	$4,058
Mid Cap Value Fund	$4,192	$4,349	$4,115	$5,981	$4,115	$4,349	$4,192	$3,714	$4,426	$4,153	$4,273	$4,192	$4,115
Amount Deferred	$0	$1,487	$107	$1,241	$4,115	$1,305	$0	$2,600	$2,213	$0	$356	$2,096	$4,115
Overseas Value Fund	$1,370	$1,424	$1,345	$1,960	$1,345	$1,424	$1,370	$1,219	$1,449	$1,357	$1,400	$1,370	$1,345
Amount Deferred	$0	$487	$34	$408	$1,345	$427	$0	$854	$724	$0	$117	$685	$1,345
Select International Equity Fund	$1,267	$1,313	$1,243	$1,806	$1,243	$1,313	$1,267	$1,125	$1,336	$1,256	$1,290	$1,267	$1,243
Amount Deferred	$0	$449	$32	$376	$1,243	$394	$0	$787	$668	$0	$108	$633	$1,243
Select Large Cap Equity Fund	$1,169	$1,213	$1,148	$1,669	$1,148	$1,213	$1,169	$1,039	$1,235	$1,159	$1,192	$1,169	$1,148
Amount Deferred	$0	$415	$29	$347	$1,148	$364	$0	$727	$617	$0	$100	$585	$1,148
Small Cap Index Fund	$3,361	$3,483	$3,300	$4,799	$3,300	$3,483	$3,361	$2,944	$3,545	$3,329	$3,419	$3,361	$3,300
Amount Deferred	$0	$1,189	$90	$985	$3,300	$1,045	$0	$2,061	$1,772	$0	$282	$1,681	$3,300
Small Cap Value Fund II	$2,305	$2,394	$2,263	$3,291	$2,263	$2,394	$2,305	$2,051	$2,436	$2,285	$2,352	$2,305	$2,263
Amount Deferred	$0	$819	$58	$685	$2,263	$718	$0	$1,436	$1,218	$0	$197	$1,153	$2,263
For Funds with fiscal period ending March 31
Short Term Bond Fund	$2,977	$3,088	$2,896	$4,280	$2,923	$3,088	$2,977	$2,410	$3,141	$2,950	$3,033	$2,977	$2,923
Amount Deferred	$0	$1,045	$102	$799	$2,923	$926	$0	$1,687	$1,571	$0	$233	$1,488	$2,923
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	$1,001	$1,036	$972	$1,438	$982	$1,036	$1,001	$678	$1,054	$992	$959	$1,001	$982
Amount Deferred	$0	$344	$54	$232	$982	$311	$0	$475	$527	$0	$65	$500	$982
AMT-Free GA Intermediate Muni Bond Fund	$771	$799	$749	$1,110	$757	$799	$771	$530	$813	$764	$741	$771	$757
Amount Deferred	$0	$266	$40	$181	$757	$240	$0	$371	$407	$0	$51	$385	$757
AMT-Free MD Intermediate Muni Bond Fund	$781	$809	$759	$1,124	$766	$809	$781	$536	$824	$774	$750	$781	$766
Amount Deferred	$0	$269	$41	$183	$766	$243	$0	$375	$412	$0	$51	$390	$766
AMT-Free NC Intermediate Muni Bond Fund	$860	$891	$836	$1,237	$844	$891	$860	$588	$907	$852	$825	$860	$844
Amount Deferred	$0	$296	$45	$201	$844	$267	$0	$411	$453	$0	$56	$430	$844
AMT-Free SC Intermediate Muni Bond Fund	$813	$842	$790	$1,170	$798	$842	$813	$557	$857	$805	$781	$813	$798
Amount Deferred	$0	$280	$43	$191	$798	$253	$0	$390	$429	$0	$54	$406	$798
AMT-Free VA Intermediate Muni Bond Fund	$905	$939	$880	$1,304	$889	$939	$905	$624	$955	$897	$871	$905	$889
Statement of Additional Information – September 1, 2015	148

Fund	Aggregate Compensation from Fund Independent Trustees
	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis (a)	Paglia	Richie	Santomero	Shaw	Taunton-Rigby
Amount Deferred	$0	$312	$47	$213	$889	$282	$0	$437	$478	$0	$60	$453	$889
Global Infrastructure Fund	$1,099	$1,141	$1,069	$1,585	$1,079	$1,141	$1,099	$768	$1,161	$1,089	$1,061	$1,099	$1,079
Amount Deferred	$0	$380	$56	$263	$1,079	$342	$0	$538	$580	$0	$74	$549	$1,079
Short Term Municipal Bond Fund	$2,540	$2,633	$2,471	$3,658	$2,494	$2,633	$2,540	$1,774	$2,680	$2,516	$2,451	$2,540	$2,494
Amount Deferred	$0	$878	$129	$607	$2,494	$790	$0	$1,242	$1,340	$0	$170	$1,270	$2,494
For Funds with fiscal period ending May 31
AP - Multi-Manager Value Fund	$1,781	$1,839	$1,761	$2,216	$1,761	$1,839	$1,781	$2,230	$1,859	$1,781	$1,761	$1,781	$1,839
Amount Deferred	$0	$644	$382	$296	$1,761	$552	$0	$1,589	$930	$0	$558	$890	$1,632
Commodity Strategy Fund	$781	$817	$774	$956	$774	$817	$781	$1,008	$824	$781	$774	$781	$817
Amount Deferred	$0	$286	$188	$111	$774	$245	$0	$720	$412	$0	$266	$390	$715
Diversified Equity Income Fund	$3,592	$3,759	$3,563	$4,360	$3,563	$3,759	$3,592	$4,637	$3,789	$3,592	$3,563	$3,592	$3,759
Amount Deferred	$0	$1,316	$898	$480	$3,563	$1,128	$0	$3,312	$1,894	$0	$1,254	$1,796	$3,271
Dividend Opportunity Fund	$6,719	$7,006	$6,663	$8,156	$6,663	$7,006	$6,719	$8,639	$7,062	$6,719	$6,663	$6,719	$7,006
Amount Deferred	$0	$2,452	$1,662	$914	$6,663	$2,102	$0	$6,169	$3,531	$0	$2,328	$3,359	$6,107
Flexible Capital Income Fund	$891	$928	$883	$1,099	$883	$928	$891	$1,139	$937	$891	$883	$891	$928
Amount Deferred	$0	$325	$205	$135	$883	$279	$0	$812	$468	$0	$294	$446	$817
High Yield Bond Fund	$2,677	$2,792	$2,653	$3,258	$2,653	$2,792	$2,677	$3,431	$2,815	$2,677	$2,653	$2,677	$2,792
Amount Deferred	$0	$977	$655	$371	$2,653	$838	$0	$2,450	$1,408	$0	$920	$1,338	$2,437
Mortgage Opportunities Fund(b)	$38	$38	$38	$82	$38	$38	$38	$38	$38	$38	$38	$38	$38
Amount Deferred	$0	$13	$0	$21	$38	$12	$0	$27	$19	$0	$4	$19	$38
Multi-Advisor Small Cap Value Fund	$1,094	$1,142	$1,084	$1,338	$1,084	$1,142	$1,094	$1,406	$1,152	$1,094	$1,084	$1,094	$1,142
Amount Deferred	$0	$400	$262	$156	$1,084	$343	$0	$1,004	$576	$0	$371	$547	$999
Select Large-Cap Value Fund	$1,384	$1,440	$1,371	$1,703	$1,371	$1,440	$1,384	$1,764	$1,453	$1,384	$1,371	$1,384	$1,440
Amount Deferred	$0	$504	$320	$208	$1,371	$432	$0	$1,259	$726	$0	$457	$692	$1,266
Select Smaller-Cap Value Fund	$1,175	$1,226	$1,165	$1,438	$1,165	$1,226	$1,175	$1,508	$1,236	$1,175	$1,165	$1,175	$1,226
Amount Deferred	$0	$429	$280	$170	$1,165	$368	$0	$1,076	$618	$0	$396	$588	$1,073
Seligman Communications and Information Fund	$4,050	$4,226	$4,015	$4,934	$4,015	$4,226	$4,050	$5,199	$4,261	$4,050	$4,015	$4,050	$4,226
Amount Deferred	$0	$1,479	$988	$563	$4,015	$1,268	$0	$3,712	$2,131	$0	$1,390	$2,025	$3,689
Small/Mid Cap Value Fund	$2,380	$2,486	$2,360	$2,889	$2,360	$2,486	$2,380	$3,068	$2,506	$2,380	$2,360	$2,380	$2,486
Amount Deferred	$0	$870	$589	$323	$2,360	$746	$0	$2,191	$1,253	$0	$825	$1,190	$2,167
U.S. Government Mortgage Fund	$2,764	$2,909	$2,743	$3,336	$2,743	$2,909	$2,764	$3,599	$2,930	$2,764	$2,743	$2,764	$2,909
Amount Deferred	$0	$1,018	$722	$341	$2,743	$873	$0	$2,572	$1,465	$0	$996	$1,382	$2,515
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	$18,612	$1,299	$1,232	$1,519	$1,232	$1,299	$1,243	$1,584	$1,310	$1,243	$1,299	$1,243	$1,232
Amount Deferred	$0	$455	$209	$249	$1,232	$390	$0	$1,125	$655	$0	$339	$622	$1,128
Floating Rate Fund	$10,762	$1,829	$1,735	$2,152	$1,735	$1,829	$1,752	$2,207	$1,845	$1,752	$1,829	$1,752	$1,735
Amount Deferred	$0	$640	$282	$362	$1,735	$549	$0	$1,566	$923	$0	$465	$876	$1,594
Global Opportunities Fund	$9,100	$1,577	$1,497	$1,846	$1,497	$1,577	$1,511	$1,921	$1,591	$1,511	$1,577	$1,511	$1,497
Amount Deferred	$0	$552	$253	$303	$1,497	$473	$0	$1,364	$795	$0	$411	$755	$1,371
Income Opportunities Fund	$23,348	$3,861	$3,674	$4,527	$3,674	$3,861	$3,707	$4,710	$3,895	$3,707	$3,861	$3,707	$3,674
Amount Deferred	$0	$1,352	$627	$740	$3,674	$1,158	$0	$3,345	$1,947	$0	$1,013	$1,854	$3,361
Inflation Protected Securities Fund	$17,203	$1,016	$963	$1,186	$963	$1,016	$972	$1,238	$1,024	$972	$1,016	$972	$963
Amount Deferred	$0	$355	$164	$194	$963	$305	$0	$879	$512	$0	$265	$486	$881
Large Core Quantitative Fund	$24,810	$4,525	$4,288	$5,298	$4,288	$4,525	$4,327	$5,493	$4,564	$4,327	$4,525	$4,327	$4,288
Amount Deferred	$0	$1,584	$713	$879	$4,288	$1,358	$0	$3,899	$2,282	$0	$1,166	$2,163	$3,931
Large Growth Quantitative Fund	$12,564	$1,261	$1,194	$1,480	$1,194	$1,261	$1,205	$1,526	$1,272	$1,205	$1,261	$1,205	$1,194
Amount Deferred	$0	$441	$194	$249	$1,194	$378	$0	$1,083	$636	$0	$320	$603	$1,097
Large Value Quantitative Fund	$12,265	$1,298	$1,218	$1,541	$1,218	$1,298	$1,231	$1,537	$1,310	$1,231	$1,298	$1,231	$1,218
Amount Deferred	$0	$454	$173	$277	$1,218	$389	$0	$1,089	$655	$0	$302	$615	$1,132
Limited Duration Credit Fund	$25,343	$1,820	$1,723	$2,127	$1,723	$1,820	$1,739	$2,211	$1,835	$1,739	$1,820	$1,739	$1,723
Statement of Additional Information – September 1, 2015	149

Fund	Aggregate Compensation from Fund Independent Trustees
	Blatz	Boudreau	Carlton	Carmichael	Flynn	Hawkins	Hilliard	Lewis (a)	Paglia	Richie	Santomero	Shaw	Taunton-Rigby
Amount Deferred	$0	$637	$287	$352	$1,723	$546	$0	$1,570	$918	$0	$469	$869	$1,580
MN Tax-Exempt Fund	$17,881	$1,165	$1,105	$1,363	$1,105	$1,165	$1,115	$1,420	$1,175	$1,115	$1,165	$1,115	$1,105
Amount Deferred	$0	$408	$187	$224	$1,105	$350	$0	$1,008	$588	$0	$303	$558	$1,012
Money Market Fund	$2,481	$2,585	$2,459	$3,024	$2,459	$2,585	$2,481	$3,162	$2,608	$2,481	$2,585	$2,481	$2,459
Amount Deferred	$0	$905	$424	$491	$2,459	$776	$0	$2,246	$1,304	$0	$682	$1,241	$2,247
For Funds with fiscal period ending August 31
Columbia Marsico Flexible Capital Fund	$908	$949	$900	$1,169	$900	$949	$908	$1,087	$958	$908	$949	$908	$900
Amount Deferred	$0	$332	$129	$212	$900	$285	$0	$770	$479	$0	$224	$454	$835
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	$757	$791	$750	$1,039	$750	$791	$757	$841	$797	$757	$791	$757	$750
Amount Deferred	$0	$277	$64	$220	$750	$237	$0	$593	$399	$0	$143	$378	$718
Asia Pacific ex-Japan Fund	$1,296	$1,356	$1,285	$1,793	$1,285	$1,356	$1,296	$1,439	$1,368	$1,296	$1,356	$1,296	$1,285
Amount Deferred	$0	$475	$104	$383	$1,285	$407	$0	$1,014	$684	$0	$240	$648	$1,233
Emerging Markets Bond Fund	$1,406	$1,471	$1,393	$1,937	$1,393	$1,471	$1,406	$1,562	$1,484	$1,406	$1,471	$1,406	$1,393
Amount Deferred	$0	$515	$115	$412	$1,393	$441	$0	$1,101	$742	$0	$262	$703	$1,336
European Equity Fund	$1,224	$1,283	$1,212	$1,698	$1,212	$1,283	$1,224	$1,358	$1,295	$1,224	$1,283	$1,224	$1,212
Amount Deferred	$0	$449	$92	$367	$1,212	$385	$0	$957	$647	$0	$220	$612	$1,166
Global Bond Fund	$842	$880	$834	$1,158	$834	$880	$842	$935	$888	$842	$880	$842	$834
Amount Deferred	$0	$308	$70	$246	$834	$264	$0	$659	$444	$0	$158	$421	$800
Select Global Equity Fund	$1,069	$1,118	$1,059	$1,474	$1,059	$1,118	$1,069	$1,187	$1,128	$1,069	$1,118	$1,069	$1,059
Amount Deferred	$0	$391	$86	$314	$1,059	$335	$0	$836	$564	$0	$198	$535	$1,016
Seligman Global Technology Fund	$1,126	$1,178	$1,116	$1,556	$1,116	$1,178	$1,126	$1,250	$1,188	$1,126	$1,178	$1,126	$1,116
Amount Deferred	$0	$412	$90	$333	$1,116	$353	$0	$880	$594	$0	$207	$563	$1,071
(a)	Mr. Lewis served as Trustee until December 31, 2014.
(b)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
Statement of Additional Information – September 1, 2015	150

BROKERAGE ALLOCATION AND RELATED PRACTICES
General Brokerage Policy, Brokerage Transactions and Broker Selection
Subject to policies established by the Board, as well as the terms of the Investment Management Services Agreement, Management Agreement and Sub-Advisory Agreement, as applicable, the Investment Manager (and/or the investment subadviser(s) who makes the day-to-day investment decisions for a Fund) is responsible for decisions to buy and sell securities for a Fund, for the selection of broker-dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Investment Manager effects security transactions for the Fund consistent with its duty to seek the best execution of client (including the Funds) orders under the circumstances of the particular transaction. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law and by the policies and procedures of the Investment Manager and/or any investment subadvisers.
In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.
The Investment Manager effects security transactions for the Funds consistent with its duty to seek the best execution of client (including the Funds) orders under the circumstances of the particular transaction. In seeking such execution, the Investment Manager will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of the services rendered by the broker-dealer in this instance and other transactions and the reasonableness of the spread or commission, if any. Research services received from broker-dealers supplement the Investment Manager’s own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; Fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Investment Manager and to the Board with respect to the performance, investment activities and fees and expenses of other funds. Such information may be communicated electronically, orally or in written form.
Broker-dealers may, from time to time, arrange meetings with management of companies and the provide access to consultants who supply research information. The outside research is useful to the Investment Manager since, in certain instances, the broker-dealers utilized by the Investment Manager may follow a different universe of securities issuers and other matters than those that the Investment Manager’s staff follow. In addition, this research provides the Investment Manager with a different perspective on investment matters, even if the securities research obtained relates to issuers followed by the Investment Manager.
Research services that are provided to the Investment Manager by broker-dealers are available for the benefit of all accounts managed or advised by the Investment Manager. In some cases, the research services are available only from the broker-dealer providing such services. In other cases, the research services may be obtainable from alternative sources. Broker-dealer research typically supplements rather than replaces the Investment Manager’s own research, tending to improve the quality of its investment advice. However, to the extent that the Investment Manager would have bought any such research services had such services not been provided by broker-dealers, the expenses of such services to the Investment Manager could be considered to have been reduced accordingly. Certain research services furnished by broker-dealers may be useful to the clients of the Investment Manager other than the Funds. Conversely, any research services received by the Investment Manager through the placement of transactions of other clients may be of value to the Investment Manager in fulfilling its obligations to the Funds. The Investment Manager is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Funds by improving the quality of the Investment Manager’s investment advice. The advisory fees paid by the Funds are not reduced because the Investment Manager receives such services.
Under Section 28(e) of the 1934 Act, the Investment Manager shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Investment Manager must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than
Statement of Additional Information – September 1, 2015	151

that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Investment Manager’s clients, including the Funds.
The Investment Manager does not consider sales of shares of the Funds as a factor in the selection of broker-dealers through which to execute securities transactions on behalf of the Funds.
Commission rates are established pursuant to negotiations with broker-dealers based on the quality and quantity of execution services provided by broker-dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker-dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Investment Manager, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.
The Investment Manager or a subadviser, if applicable, may use step-out transactions. A “step-out” is an arrangement in which the Investment Manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The Investment Manager or subadviser may receive research products and services in connection with step-out transactions.
Use of Fund commissions may create potential conflicts of interest between the Investment Manager or subadviser and a Fund. However, the Investment Manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the 1934 Act. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The Investment Manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.
Some broker-dealers with whom the Investment Manager’s Fixed Income Department executes trades provide the Fixed Income Department with proprietary research products and services, though the Fixed Income Department does not put in place any client commission arrangements with such broker-dealers. However, such research may be considered by the Fixed Income Department when determining which broker-dealers to include on its approved broker-dealer list. It is the Investment Manager’s policy not to execute a fixed income trade with a broker-dealer at a lower bid/higher offer than that provided by another broker-dealer in consideration of the value of research products and services received by the Fixed Income Department.
In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the other clients of the Investment Manager. Investment decisions for the Funds and for the Investment Manager’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect the Funds.
The Investment Manager operates several separate trading desks in different geographic locations in the United States. The trading desks support different portfolio management teams managing a variety of accounts and products. Nevertheless, the equity desks are functionally and operationally integrated so as to operate as one virtual desk. The fixed income desks, however, function and operate separately but can provide support to each other to assure the continuation of services if necessary. By operating the fixed income trading desks in this manner, the Funds may forego certain opportunities including the aggregation of trades across accounts that trade on different trading desks, which could result in one trading desk competing with another in the market for similar trades. In addition, it is possible that the separate fixed income trading desks may be on opposite sides of a trade at the same time. While the trading desks operate in several locations, the desks do have linkages in oversight and reporting lines and are generally conducted under similar policies and procedures. In addition, certain fixed income portfolio managers currently have the authority to execute trades themselves.
As the Investment Manager seeks to enhance its investment capabilities and services to its clients, including the Funds, the Investment Manager may engage certain of its non-U.S. investment advisory affiliates (“Advisory Affiliates”) around the world to provide a variety of services. For example, the Investment Manager may engage Advisory Affiliates and their personnel to provide (jointly or in coordination with the Investment Manager) services relating to client relations, investment monitoring, account administration, trading and discretionary investment management (including portfolio management and risk
Statement of Additional Information – September 1, 2015	152

management) to certain accounts the Investment Manager manages, including the Funds, other pooled vehicles and separately managed accounts. In some circumstances, an Advisory Affiliate may delegate responsibility for providing those services to another Advisory Affiliate. In addition, the Investment Manager may provide certain similar services to its Advisory Affiliates for accounts they manage.
The Investment Manager believes that harnessing the collective expertise of the firm and its Advisory Affiliates will benefit its clients. In this regard, the Investment Manager has certain portfolio management and client servicing teams at both the firm and at Advisory Affiliates (through subadvisory or other intercompany arrangements) operating jointly to provide a better client experience. These joint teams use expanded and shared capabilities that the Investment Manager and its Advisory Affiliates provide, including the sharing of research and other information by investment personnel (e.g., portfolio managers and analysts) across the firm and at its Advisory Affiliates relating to economic perspectives, market analysis and equity and fixed income securities analysis.
Advisory Affiliates may provide certain advisory and trading-related services to certain of the Investment Manager’s accounts, including the Funds. The Investment Manager may also provide similar services to certain accounts of Advisory Affiliates. The Investment Manager believes that local trading in certain local markets will benefit its clients, including the Funds. However, such services may result in potential conflicts of interest to such accounts.
The Investment Manager has portfolio management teams in its multiple geographic locations that may share research information regarding leveraged loans. The Investment Manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the Investment Manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a Fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the Investment Manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the Investment Manager does not aggregate orders in leveraged loans across its portfolio management teams in the multiple geographic locations, it operates in this structure subject to its duty to seek best execution.
The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Manager, in its sole discretion, believes such practice to be otherwise in such Fund’s interests.
The Funds will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Investment Manager or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Investment Manager is authorized to allocate buy and sell orders for portfolio securities to certain broker-dealers and financial institutions, including, in the case of agency transactions, broker-dealers and financial institutions that are affiliated with Ameriprise Financial. To the extent that a Fund executes any securities trades with an affiliate of Ameriprise Financial, such Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that such Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that the transaction is effected in accordance with the Funds’ Rule 17e-1 procedures, which require: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker-dealer; (ii) the affiliated broker-dealer charged the Fund commission rates consistent with those charged by the affiliated broker-dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker-dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.
Certain affiliates of Ameriprise Financial may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Ameriprise Financial or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, a Fund may buy securities from a member of an underwriting syndicate in which an affiliate of Ameriprise Financial is a member. The Funds have adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intend to comply with the requirements of Rule 10f-3, in connection with any purchases of securities that may be subject to Rule 10f-3.
Given the breadth of the Investment Manager’s investment management activities, investment decisions for the Funds are not always made independently from those other investment companies and accounts advised or managed by the Investment Manager. To the extent permitted by law, when a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the Investment Manager may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other investment portfolios,
Statement of Additional Information – September 1, 2015	153

investment companies or accounts in executing transactions, and such transactions will be averaged as to price and available investments allocated as to amount in a manner which the Investment Manager believes to be equitable to the Funds and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. Further, in some cases, the Funds will implement their portfolio changes before similar changes are made for ETFs or other accounts advised or managed by the Investment Manager.
See Investment Management and Other Services – Other Roles and Relationships of Ameriprise Financial and its Affiliates – Certain Conflicts of Interest for more information about these and other conflicts of interest.
Brokerage Commissions
The following charts reflect the amounts of brokerage commissions paid by the Funds for the three most recently completed fiscal years. In certain instances, the Funds may pay brokerage commissions to broker-dealers that are affiliates of Ameriprise Financial. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.
Aggregate Brokerage Commissions Paid by the Funds
The following chart reflects the aggregate amount of brokerage commissions paid by the Funds for the three most recently completed fiscal years. Differences, year to year, in the amount of brokerage commissions paid by a Fund were primarily the result of increased market volatility as well as shareholder purchase and redemption activity in the Fund. The table is organized by fiscal year end.
Total Brokerage Commissions
	Total Brokerage Commissions
Fund	2015	2014	2013
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$15,275	$23,981	$2,601
Capital Allocation Conservative Portfolio	10,514	7,619	3,434
Capital Allocation Moderate Aggressive Portfolio	126,734	128,295	7,398
Capital Allocation Moderate Conservative Portfolio	29,332	29,097	1,520
Capital Allocation Moderate Portfolio	73,686	49,261	12,772
Global Strategic Equity Fund	0	0	0
Income Builder Fund	0	0	0
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	105,952	73,168	67,317
Global Equity Value Fund	1,067,198	1,076,394	428,626
International Opportunities Fund	457,834	741,637	841,381
International Value Fund(a)	427,753	1,006,612	781,245
Large Cap Enhanced Core Fund	161,985	86,352	124,984
Large Cap Index Fund	33,530	22,212	42,941
Marsico 21st Century Fund	715,869	1,140,014	1,303,523
Marsico Focused Equities Fund	437,297	1,105,991	1,375,426
Marsico Global Fund	65,069	75,119	20,543
Marsico Growth Fund	1,027,882	1,992,355	3,082,928
Mid Cap Index Fund	105,163	186,412	92,408
Mid Cap Value Fund	1,435,664	2,825,497	3,282,641
Overseas Value Fund	1,317,080	725,680	46,885
Select International Equity Fund	1,843,097	3,786,564	3,415,590
Select Large Cap Equity Fund	864,717	1,223,814	1,634,499
Small Cap Index Fund	160,181	117,229	81,216
Statement of Additional Information – September 1, 2015	154

	Total Brokerage Commissions
Fund	2015	2014	2013
Small Cap Value Fund II	$1,828,228	$1,900,817	$2,555,711
For Funds with fiscal period ending March 31
Short Term Bond Fund	26,279	19,065	49,235
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	0	0	0
AMT-Free GA Intermediate Muni Bond Fund	0	0	0
AMT-Free MD Intermediate Muni Bond Fund	0	0	0
AMT-Free NC Intermediate Muni Bond Fund	0	0	0
AMT-Free SC Intermediate Muni Bond Fund	0	0	0
AMT-Free VA Intermediate Muni Bond Fund	0	0	0
Global Infrastructure Fund	318,292	963,149	560,938
Short Term Municipal Bond Fund	0	0	0
Fund	2014	2013	2012
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	1,483,445	486,313	13,137 (b)
Commodity Strategy Fund	0	0	0 (c)
Diversified Equity Income Fund	2,617,037	2,173,281	2,126,944 (d)
Dividend Opportunity Fund	4,891,708	4,483,217	2,275,856 (e)
Flexible Capital Income Fund	119,064	0	30,081 (c)
High Yield Bond Fund	1,571	2,367	1,511
Mortgage Opportunities Fund	0 (f)	N/A	N/A
Multi-Advisor Small Cap Value Fund	516,580	455,357	581,919
Select Large-Cap Value Fund	205,143	226,081	249,073 (g)
Select Smaller-Cap Value Fund	346,290	131,763	148,704 (g)
Seligman Communications and Information Fund	3,165,386	5,124,242	5,967,910 (g)
Small/Mid Cap Value Fund	3,773,751	1,696,261	1,393,564 (d)
U.S. Government Mortgage Fund	86,591	142,442	70,649
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	0	0	0 (h)
Floating Rate Fund	33,087	0	1,000
Global Opportunities Fund	1,628,742	10,312	615,788 (i)
Income Opportunities Fund	8,271	0	0
Inflation Protected Securities Fund	32,547	26,718	15,357
Large Core Quantitative Fund	1,973,260	1,232,331	89,797
Large Growth Quantitative Fund	246,044	196,926	213,935 (i)
Large Value Quantitative Fund	377,759	134,359	89,873 (i)
Limited Duration Credit Fund	22,382	70,962	41,979
MN Tax-Exempt Fund	0	0	0 (j)
Money Market Fund	0	0	0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	316,884	231,954	324,649
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	0	0	0
Statement of Additional Information – September 1, 2015	155

	Total Brokerage Commissions
Fund	2014	2013	2012
Asia Pacific ex-Japan Fund	$1,074,549	$893,911	$622,494
Emerging Markets Bond Fund	6,239	0	207
European Equity Fund	834,231	604,819	747,555
Global Bond Fund	33,637	15,503	15,758
Select Global Equity Fund	581,437	457,459	499,796
Seligman Global Technology Fund	749,468	745,143	944,043
(a)	Because the Fund's brokerage commissions were paid at the Master Portfolio level for these time periods, amounts shown are for the Master Portfolio.
(b)	For the period from April 20, 2012 (commencement of operations) to May 31, 2012.
(c)	For the period from July 28, 2011 (commencement of operations) to May 31, 2012.
(d)	The Fund changed its fiscal year end in 2012 from September 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to May 31, 2012.
(e)	The Fund changed its fiscal year end in 2012 from June 30 to May 31. For the fiscal year ended 2012, the information shown is for the period from July 1, 2011 to May 31, 2012.
(f)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
(g)	The Fund changed its fiscal year end in 2012 from December 31 to May 31. For the fiscal year ended 2012, the information shown is for the period from January 1, 2012 to May 31, 2012.
(h)	The Fund changed its fiscal year end in 2012 from November 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from December 1, 2011 to July 31, 2012.
(i)	The Fund changed its fiscal year end in 2012 from September 30 to July 31. For the fiscal year ended 2012, the information shown is for the period from October 1, 2011 to July 31, 2012.
(j)	The Fund changed its fiscal year end in 2012 from August 31 to July 31. For the fiscal year ended 2012, the information shown is for the period from September 1, 2011 to July 31, 2012.
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager
Affiliates of the Investment Manager may engage in brokerage and other securities transactions on behalf of a Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any Fund subadviser. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement or Management Agreement, as applicable.
No brokerage commissions were paid by the Funds in the last three fiscal periods to brokers affiliated with the Funds' Investment Manager or any subadvisers, unless otherwise shown in the following table. The table is organized by fiscal year end.
	Broker	Nature of Affiliation	Aggregate dollar amount of commissions paid to broker	Percent of aggregate brokerage commissions	Percent of aggregate dollar amount of transactions involving payment of commissions	Aggregate dollar amount of commissions paid to broker	Aggregate dollar amount of commissions paid to broker
Fund	2015					2014	2013
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	Merrill Lynch Pierce Fenner Smith (MLPFS)	(1)	$2,076	2%	3%	$1,380	$0
For Funds with fiscal period ending May 31
Flexible Capital Income Fund	MLPFS	(1)	$1,695	1%	10%	$0	$0
For Funds with fiscal period ending July 31
Global Opportunities Fund	MLPFS	(1)	$47	0%	3%	$0	$0
(1)	Prior to May 1, 2010, MLPFS (as of January 1, 2009) and other broker-dealers affiliated with BANA were affiliated broker-dealers of the Fund by virtue of being under common control with the Previous Adviser. The affiliation created by this relationship ended on May 1, 2010, when
Statement of Additional Information – September 1, 2015	156

the investment advisory agreement with the Previous Adviser was terminated and the Fund entered into a new investment management services agreement with the Investment Manager. However, BANA, on behalf of its fiduciary accounts, continues to have investments in certain of the Columbia Funds. The amounts shown include any brokerage commissions paid to MLPFS after May 1, 2010.
Directed Brokerage
The Funds or the Investment Manager, through an agreement or understanding with a broker-dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds' brokerage transactions to a broker-dealer because of the research services it provides the Funds or the Investment Manager.
Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. The Investment Manager also receives proprietary research from brokers, but these amounts have not been included in the table.
During each Fund’s most recent applicable fiscal year (or period), the Funds directed certain brokerage transactions and paid related commissions in the amounts as follows:
Brokerage Directed for Research
	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$0 (a)	$0 (a)
Capital Allocation Conservative Portfolio	0 (a)	0 (a)
Capital Allocation Moderate Aggressive Portfolio	0 (a)	0 (a)
Capital Allocation Moderate Conservative Portfolio	0 (a)	0 (a)
Capital Allocation Moderate Portfolio	0 (a)	0 (a)
Global Strategic Equity Fund	0 (a)	0 (a)
Income Builder Fund	0 (a)	0 (a)
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	10,351,023	2,865
Global Equity Value Fund	686,455,883	431,388
International Opportunities Fund	298,862,364	191,917
International Value Fund	59,722,287	34,178
Large Cap Enhanced Core Fund	87,360,260	32,355
Large Cap Index Fund	689,225	614
Marsico 21st Century Fund	1,260,049,072	335,722
Marsico Focused Equities Fund	765,635,560	159,294
Marsico Global Fund	54,167,850	28,656
Marsico Growth Fund	2,016,467,577	458,290
Mid Cap Index Fund	0	0
Mid Cap Value Fund	1,123,832,640	647,131
Overseas Value Fund	119,659,456	87,831
Select International Equity Fund	316,912,513	448,853
Select Large Cap Equity Fund	1,122,583,609	551,972
Small Cap Index Fund	0	0
Small Cap Value Fund II	609,123,529	740,360
For Funds with fiscal period ending March 31
Short Term Bond Fund	0	0
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	0	0
Statement of Additional Information – September 1, 2015	157

	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
AMT-Free GA Intermediate Muni Bond Fund	$0	$0
AMT-Free MD Intermediate Muni Bond Fund	0	0
AMT-Free NC Intermediate Muni Bond Fund	0	0
AMT-Free SC Intermediate Muni Bond Fund	0	0
AMT-Free VA Intermediate Muni Bond Fund	0	0
Global Infrastructure Fund	272,167,888	165,799
Short Term Municipal Bond Fund	0	0
For Funds with fiscal period ending May 31
AP – Multi-Manager Value Fund	873,174,561	610,175
Commodity Strategy Fund	0	0
Diversified Equity Income Fund	1,574,660,202	1,067,194
Dividend Opportunity Fund	2,284,753,350	1,702,107
Flexible Capital Income Fund	41,225,146	27,575
High Yield Bond Fund	0	0
Mortgage Opportunities Fund	0 (b)	0 (b)
Multi-Advisor Small Cap Value Fund	23,045,721	25,441
Select Large-Cap Value Fund	79,390,261	54,499
Select Smaller-Cap Value Fund	6,209,953	13,096
Seligman Communications and Information Fund	220,115,924	229,680
Small/Mid Cap Value Fund	1,741,115,677	1,793,428
U.S. Government Mortgage Fund	0	0
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	0	0
Floating Rate Fund	3,404,098	1,400
Global Opportunities Fund	222,670,292	166,865
Income Opportunities Fund	0	0
Inflation Protected Securities Fund	0	0
Large Core Quantitative Fund	1,782,913,965	832,698
Large Growth Quantitative Fund	260,524,751	138,550
Large Value Quantitative Fund	130,308,164	93,045
Limited Duration Credit Fund	0	0
MN Tax-Exempt Fund	0	0
Money Market Fund	0	0
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	262,052,256	115,405
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	0	0
Asia Pacific ex-Japan Fund	416,756,207	940,326
Emerging Markets Bond Fund	0	0
European Equity Fund	403,091,777	566,567
Global Bond Fund	0	0
Select Global Equity Fund	292,929,252	432,312
Statement of Additional Information – September 1, 2015	158

	Brokerage directed for research
Fund	Amount of Transactions	Amount of Commissions Imputed or Paid
Seligman Global Technology Fund	$34,942,786	$29,009
(a)	The underlying funds may have directed transactions to firms in exchange for research services.
(b)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
Securities of Regular Broker-Dealers
In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker-dealers that the Investment Manager uses to transact brokerage for the Funds.
As of each Fund’s most recent applicable fiscal year (or period) end, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below:
Investments in Securities of Regular Brokers or Dealers
Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending January 31, 2015
Capital Allocation Aggressive Portfolio	None	N/A
Capital Allocation Conservative Portfolio	None	N/A
Capital Allocation Moderate Aggressive Portfolio	None	N/A
Capital Allocation Moderate Conservative Portfolio	None	N/A
Capital Allocation Moderate Portfolio	None	N/A
Global Strategic Equity Fund	None	N/A
Income Builder Fund	None	N/A
For Funds with fiscal period ending February 28/29, 2015
Convertible Securities Fund	None	N/A
Global Equity Value Fund	Citigroup, Inc.	$10,748,983
	The Goldman Sachs Group, Inc.	$13,839,297
	JPMorgan Chase & Co.	$17,136,646
	Morgan Stanley	$6,520,795
	PNC Financial Services Group, Inc. (The)	$4,935,493
International Opportunities Fund	None	N/A
International Value Fund	None	N/A
Large Cap Enhanced Core Fund	Citigroup, Inc.	$6,809,358
	JPMorgan Chase & Co.	$8,554,688
Large Cap Index Fund	Affiliated Managers Group, Inc.	$2,271,328
	Ameriprise Financial, Inc.	$4,655,135
	Citigroup, Inc.	$29,980,623
	E*TRADE Financial Corp.	$1,419,402
	Franklin Resources, Inc.	$3,984,227
	The Goldman Sachs Group, Inc.	$14,513,431
	JPMorgan Chase & Co.	$43,247,563
	Legg Mason, Inc. (subsidiary)	$1,085,496
	Morgan Stanley	$10,316,110
	PNC Financial Services Group, Inc. (The)	$9,136,686
	The Charles Schwab Corp.	$6,365,166
Marsico 21st Century Fund	Morgan Stanley	$16,834,184
	The Charles Schwab Corp.	$16,493,012
Marsico Focused Equities Fund	The Charles Schwab Corp.	$30,977,935
Marsico Global Fund	None	N/A
Marsico Growth Fund	The Charles Schwab Corp.	$36,176,102
Statement of Additional Information – September 1, 2015	159

Fund	Issuer	Value of securities owned at end of fiscal period
Mid Cap Index Fund	Eaton Vance Corp.	$11,324,984
	Primerica Corp.	$6,374,948
	Raymond James Financial, Inc. (subsidiary)	$16,371,516
	Stifel Financial Corp.	$8,223,716
Mid Cap Value Fund	TD Ameritrade Holding Corp.	$33,820,868
	Raymond James Financial, Inc. (subsidiary)	$62,128,875
Overseas Value Fund	None	N/A
Select International Equity Fund	None	N/A
Select Large Cap Equity Fund	Citigroup, Inc.	$12,697,172
	The Goldman Sachs Group, Inc.	$8,513,980
	JPMorgan Chase & Co.	$13,139,106
Small Cap Index Fund	Investment Technology Group, Inc.	$3,499,676
	Piper Jaffray Companies	$3,982,953
Small Cap Value Fund II	None	N/A
For Funds with fiscal period ending March 31, 2015
Short Term Bond Fund	Bear Stearns Commercial Mortgage Securities Trust	$5,997,426
	Citigroup, Inc.	$13,440,544
	Citigroup/Deutsche Bank Commercial Mortgage Trust	$10,917,371
	Citigroup Mortgage Loan Trust, Inc.	$496,908
	Credit Suisse Mortgage Capital Certificates	$4,640,775
	Credit Suisse First Boston Mortgage Securities Corp.	$6,799,544
	GS Mortgage Securities Trust	$12,185,363
	The Goldman Sachs Group, Inc.	$11,913,008
	JPMorgan Chase & Co.	$12,311,460
	JPMorgan Chase Commercial Mortgage Securities Trust	$32,822,237
	JPMorgan Resecuritization Trust	$10,723,865
	LB-UBS Commercial Mortgage Trust	$9,212,498
	Merrill Lynch Mortgage Trust	$4,438,776
	Morgan Stanley	$10,957,913
	Morgan Stanley Capital I Trust	$27,776,861
	Morgan Stanley Re-Remic Trust	$28,237,511
	PNC Bank NA	$9,535,944
For Funds with fiscal period ending April 30, 2015
AMT-Free CA Intermediate Muni Bond Fund	None	N/A
AMT-Free GA Intermediate Muni Bond Fund	None	N/A
AMT-Free MD Intermediate Muni Bond Fund	None	N/A
AMT-Free NC Intermediate Muni Bond Fund	None	N/A
AMT-Free SC Intermediate Muni Bond Fund	None	N/A
AMT-Free VA Intermediate Muni Bond Fund	None	N/A
Global Infrastrucure Fund	None	N/A
Short Term Municipal Bond Fund	None	N/A
Statement of Additional Information – September 1, 2015	160

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending May 31, 2014
AP – Multi-Manager Value Fund	Citigroup, Inc.	$6,760,839
	E*TRADE Financial Corp.	$693,985
	Goldman, Sachs & Co.	$10,759,305
	The Goldman Sachs Group, Inc.	$26,033,654
	Goldman, Sachs International	$5,419,558
	JPMorgan Chase & Co.	$42,783,954
	JPMorgan Chase Bank	$10,365,622
	Legg Mason, Inc. (subsidiary)	$494,163
	Morgan Stanley	$1,894,063
	PNC Financial Services Group, Inc. (The)	$3,805,600
Commodity Strategy Fund	None	N/A
Diversified Equity Income Fund	Citigroup, Inc.	$59,093,785
	The Goldman Sachs Group, Inc.	$28,279,658
	JPMorgan Chase & Co.	$75,901,174
	Morgan Stanley	$36,702,477
	PNC Financial Services Group, Inc. (The)	$33,270,563
Dividend Opportunity Fund	Goldman, Sachs & Co.	$61,086,729
	The Goldman Sachs Group, Inc.	$118,272,283
	Goldman, Sachs International	$30,768,484
	JPMorgan Chase & Co.	$126,380,906
	JPMorgan Chase Bank NA	$60,448,011
Flexible Capital Income Fund	JPMorgan Chase & Co.	$3,475,348
High Yield Bond Fund	E*TRADE Financial Corp.	$7,675,443
	Nuveen Investments, Inc.	$14,857,954
Mortgage Opportunities Fund	Credit Suisse Mortgage Capital Certificates	$2,008,684
	Credit Suisse Securities (USA) LLC	$8,345,000
	GS Mortgage Securities Trust	$5,280,740
	JPMorgan Chase Commercial Mortgage Securities Trust	$3,168,951
	Morgan Stanley Re-Remic Trust	$7,586,700
Multi-Advisor Small Cap Value Fund	None	N/A
Select Large-Cap Value Fund	Citigroup, Inc.	$30,920,500
	JPMorgan Chase & Co.	$30,007,800
	Morgan Stanley	$29,625,600
Select Smaller-Cap Value Fund	None	N/A
Seligman Communications and Information Fund	None	N/A
Small/Mid Cap Value Fund	Affiliated Managers Group, Inc.	$12,636,200
U.S. Government Mortgage Fund	Citigroup Mortgage Loan Trust, Inc.	$36,700,685
	Credit Suisse Mortgage Capital Certificates	$59,758,158
	GS Mortgage Securities Trust	$13,941,154
	JPMorgan Chase Commercial Mortgage Securities Trust	$2,112,634
	Merrill Lynch Mortgage Trust	$7,840
	Banc of America Merrill Lynch Commercial Mortgage, Inc.	$6,970,960
	Morgan Stanley Re-Remic Trust	$4,675,607
	Morgan Stanley Resecuritization Trust	$5,736,016
Statement of Additional Information – September 1, 2015	161

Fund	Issuer	Value of securities owned at end of fiscal period
For Funds with fiscal period ending July 31, 2014
AMT-Free Tax-Exempt Bond Fund	None	N/A
Floating Rate Fund	Nuveen Investments, Inc.	$7,093,599
Global Opportunities Fund	Citigroup, Inc.	$4,082,322
	Citigroup Mortgage Loan Trust, Inc.	$175,037
	Credit Suisse Mortgage Capital Certificates	$402,400
	E*TRADE Financial Corp.	$117,937
	Arlington Asset Investment Corp.	$138,224
	Investment Technology Group, Inc.	$38,409
	JPMorgan Chase & Co.	$5,617,865
	JPMorgan Chase Commercial Mortgage Securities Trust	$19,526
	Morgan Stanley Resecuritization Trust	$64,753
Income Opportunities Fund	E*TRADE Financial Corp.	$7,932,625
Inflation Protected Securities Fund	The Goldman Sachs Group, Inc.	$248,814
Large Core Quantitative Fund	Citigroup, Inc.	$97,042,331
	The Goldman Sachs Group, Inc.	$41,938,262
Large Growth Quantitative Fund	None	N/A
Large Value Quantitative Fund	Citigroup, Inc.	$19,182,502
	The Goldman Sachs Group, Inc.	$14,330,923
	JPMorgan Chase & Co.	$5,547,854
Limited Duration Credit Fund	Citigroup, Inc.	$12,697,209
	The Goldman Sachs Group, Inc.	$5,075,968
Minnesota Tax-Exempt Fund	None	N/A
Money Market Fund	None	N/A
For Funds with fiscal period ending August 31, 2014
Marsico Flexible Capital Fund	Citigroup, Inc.	$4,413,234
For Funds with fiscal period ending October 31, 2014
Absolute Return Currency and Income Fund	None	N/A
Asia Pacific ex-Japan Fund	None	N/A
Emerging Markets Bond Fund	None	N/A
European Equity Fund	None	N/A
Global Bond Fund	E*TRADE Financial Corp.	$41,584
Select Global Equity Fund	JPMorgan Chase & Co.	$7,184,359
Seligman Global Technology Fund	None	N/A
Statement of Additional Information – September 1, 2015	162

OTHER PRACTICES
Performance Disclosure
Effective beginning with performance reporting for the December 31, 2011 year end, in presenting performance information for newer share classes, if any, of a Fund, the Fund typically includes, for periods prior to the offering of such share classes, the performance of the Fund’s oldest share class (except as otherwise disclosed), adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable, based on the expense ratios of those share classes for the Fund’s most recently completed fiscal year for which data was available at December 31, 2011 or, for Funds and classes first offered after January 1, 2011, the expected expense differential at the time the newer share class is first offered. Actual expense differentials across classes will vary over time. The performance of the Fund’s newer share classes would have been substantially similar to the performance of the Fund’s oldest share class because all share classes of a Fund are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same sales charges and/or expenses (and any differences in expenses between share classes may change over time).
Prior to December 31, 2011, in presenting performance information for a newer share class of a Fund, series of CFST would typically include, for periods prior to the offering of such newer share class, the performance of an older share class, the class-related operating expense structure of which was most similar to that of the newer share class, and for periods prior to the initial offering of such older share class, would include the performance of successively older share classes with successively less similar expense structures. Such performance information was not restated to reflect any differences in expenses between share classes and if such differences had been reflected, the performance shown might have been lower. Because, prior to December 31, 2011, series of CFST used a different methodology for presenting performance information for a newer share class, such performance information published before December 31, 2011 may differ from corresponding performance information published after December 31, 2011.
Portfolio Turnover
A change in the securities held by a Fund is known as “portfolio turnover.” High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in adverse tax consequences to a Fund’s shareholders. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. For each Fund’s portfolio turnover rate, see the Fees and Expenses of the Fund — Portfolio Turnover section in the prospectuses for that Fund.
In any particular year, market conditions may result in greater rates than are presently anticipated. The rate of a Fund’s turnover may vary significantly from time to time depending on, among other factors, economic, market and other conditions.
See below for an explanation of any significant variation in a Fund’s portfolio turnover rates over the two most recently completed fiscal years:
The high portfolio turnover rate for U.S. Government Mortgage Fund for each of the last two fiscal year ends can be attributed to the inclusion of mortgage dollar rolls.
Disclosure of Portfolio Holdings Information
The Board and the Investment Manager believe that the investment ideas of the Investment Manager and any subadviser with respect to portfolio management of a Fund should seek to benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies. However, the Board also believes that selective disclosure of a Fund’s portfolio holdings can, under appropriate circumstances, be made for purposes beneficial to the Fund and its shareholders or for other purposes under conditions that are designed to protect the interests of the Fund and its shareholders.
The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made available to the general public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the Fund not to provide or permit others to provide portfolio holdings on a selective basis, and the Investment Manager does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Fund’s operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.
Statement of Additional Information – September 1, 2015	163

Although the Investment Manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the Investment Manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.
■	For equity, alternative and flexible funds (other than the equity funds identified below) and funds-of-funds (equity and fixed income), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.
■	For Funds that are subadvised by Marsico Capital, Columbia Small Cap Growth Fund I and Columbia Variable Portfolio – Small Company Growth Fund, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.
■	For fixed-income Funds (other than money market funds), a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.
■	For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.
Portfolio holdings of Funds owned solely by the Investment Manager or its affiliates are not disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semiannually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.
In addition, the Investment Manager makes publicly available information regarding certain Fund’s largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available through the website columbiathreadneedle.com/us, approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice. This information may not be available on the website for all Funds included in this SAI.
The Investment Manager may also disclose more current portfolio holdings information as of specified dates on the Funds’ website.
The Funds, the Investment Manager and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the funds’ website or no earlier than the time a fund files such information in a publicly available SEC filing required to include such information.
Other Disclosures
The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made available to the general public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.
Statement of Additional Information – September 1, 2015	164

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Investment Manager; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Investment Manager, the Funds’ Distributor or any affiliated person of a Fund, the Investment Manager or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.
Fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Agents) for legitimate business purposes within the scope of their official duties and responsibilities, subject to Fund policies and procedures designed to prevent the misuse of inside information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or policies and procedures designed to prevent the misuse of inside information; (2) an investment adviser, distributor, administrator, transfer agent, or custodian to the Fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by the Investment Manager or its affiliates, or the Fund; (4) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the adviser is in merger or acquisition talks with a the Investment Manager or its parent company; and (5) a newly hired subadviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.
The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Agents, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Agents, is determined by such Affiliates and Agents based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Agents varies and may be as frequent as daily, with no lag. Any disclosure of Fund complete portfolio holdings to any Affiliates and Agents as previously described may also include a list of the other investment positions that make up the Fund, such as cash investments and derivatives.
The Funds also disclose portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.
In certain limited situations, the Funds may provide portfolio holdings to an institutional client (or its custodian or other agent) when the client is effecting a redemption in-kind from a Fund and the Investment Manager believes that such disclosure will not be harmful to the Fund. In these situations, the Investment Manager makes it clear through non-disclosure agreements or other means that the recipient must ensure that the confidential information is used only as necessary to effect the redemption-in-kind and will maintain the information in a manner designed to protect against unauthorized access or misuse.
The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC, which is chaired by the Funds’ Chief Compliance Officer, is comprised of members from the Investment Manager’s legal department and compliance department, and the Funds’ President. The PHC is authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Investment Manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure may be authorized. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Funds’ President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.
Statement of Additional Information – September 1, 2015	165

Ongoing Portfolio Holdings Disclosure Arrangements:
The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, Investment Manager and subadvisers, the following disclosure arrangements are in place:
Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with the Funds or Investment Manager:
Barclays Capital	Used for analytics including risk and attribution assessment.	Daily
BlackRock / Aladdin	Used for fixed income trading and decision support.	Daily
Bloomberg	Used for portfolio analytics, statistical analysis and independent research.	Daily
Boston Investors Communications Group, LLC (BICG)	Used for writing services that require disclosing portfolio holdings in advance of their dissemination to the general public.	Monthly
Capital Markets Services (“CMS”) Group	Used for intraday post-trade information when equity exposures (either via futures or options trades) are modified beyond certain limits for CVP – Managed Volatility Funds.	As Needed
Catapult	Used to print Columbia Fund factsheets.	As Needed
Citigroup	Used for mortgage decision support.	Daily
Cogent Commission Management	Used to facilitate the evaluation of commission rates and to provide flexible commission reporting.	Daily
Equifax	Used to ensure that Columbia does not violate the Office of Foreign Assets Control (OFAC) sanction requirements.	Daily
Ernst & Young, LLP	Used to analyze PFIC investments.	Monthly
FactSet Research Systems, Inc.	Used for provision of quantitative analytics, charting and fundamental data and for portfolio analytics. Used also to cover product and marketing developments related to index funds, ETFs, index derivatives, and other sophisticated investment strategies.	Daily or Monthly
Fundtech Financial Messaging	Used to send trade messages via SWIFT, to custodians.	Daily
Harte-Hanks	Used for printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
Institutional Shareholder Services Inc. (“ISS”)	Used for proxy voting administration and research on proxy matters.	Daily
Intex Solutions Inc.	Used to provide mortgage analytics.	Periodic
Investment Technology Group, Inc.	Used to evaluate and assess trading activity, execution and practices.	Quarterly
Investor Tools	Used for municipal bond analytics, research and decision support.	As Needed
Statement of Additional Information – September 1, 2015	166

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
JDP Marketing Services	Used to write or edit Columbia Fund shareholder reports, quarterly fund commentaries, and communications, including shareholder letters and management’s discussion of Columbia Fund performance.	Monthly, as needed
Kynex	Used to provide portfolio attribution reports for the Columbia Convertible Securities Fund.	Daily
Lipper / Thomson Reuters	Used for statistical analysis.	Monthly
Malaspina Communications	Used to facilitate writing management’s discussion of Columbia Fund performance for Columbia Fund shareholder reports and periodic marketing communications.	Monthly
Markit / Wall Street Office	Used for an asset database for analytics and investor reporting.	As Needed
Merrill Corporation	Used to provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
MoneyMate	Used to report returns and analytics to client facing materials.	Monthly
Morningstar	Used for independent research and ranking of funds, and to fulfill role as investment consultant for fund-of-funds product. Used also for statistical analysis.	Monthly, Quarterly or As Needed
MSCI Inc.	Used as a hosted portfolio management platform designed for research, reporting, strategy development, portfolio construction and performance and risk attribution, and used for risk analysis and reporting.	Daily
Print Craft	Used to assemble kits and mailing that include the fact sheets.	As Needed
R.R. Donnelley & Sons Company	Used to provide Edgar filing and typesetting services, and printing of prospectuses, factsheets, annual and semi-annual reports.	As Needed
SEI Investment Company	Used for trading wrap accounts and to reconcile wrap accounts.	Daily
StoneRiver RegEd, Inc.	Used to review external and certain internal communications prior to dissemination.	Daily
SunGard Investment Systems LLC / Invest One	Used as portfolio accounting system.	Daily
Sustainalytics US Inc.	Used to support the investment process for Columbia U.S. Social Bond Fund.	At least Monthly
Threadneedle Investments	Used by portfolio managers and research analysts in supporting certain management strategies, and by shared support partners (legal, operations, compliance, risk, etc.) to provide Fund maintenance and development.	As Needed
Statement of Additional Information – September 1, 2015	167

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Universal Wilde	Used to provide printing and mailing services for prospectuses, annual and semi-annual reports, and supplements.	As Needed
Wilshire Associates, Inc.	Used to provide daily performance attribution reporting based on daily holdings to the investment and investment analytics teams.	Daily
Wolters Kluwer	Used to perform tax calculations specific to wash sales and used to analyze tax straddles (diminution of risk).	Monthly

Identity of Recipient	Conditions/restrictions on use of information	Frequency of Disclosure
Recipients under arrangements with subadvisers:
Advent Software Inc.	Used by certain subadvisers for portfolio accounting.	Quarterly
Bloomberg	Used by certain subadvisers for analytical information and research reports.	Daily
FactSet Research Systems, Inc.	Used by certain subadvisers for analytical information and research, and for portfolio characteristics data, attribution and research reports.	Daily
JPMorgan Chase Bank NA	Used by certain subadvisers to perform valuation and pricing to support fund manager activities.	Daily
Tamale (Advent Software Inc.)	Used by certain subadvisers for research management.	Daily
In addition, portfolio holdings information may be provided from time to time to the Funds’ counsel, counsel to the independent trustees and the Funds’ independent auditors in connection with the services they provide to the Funds or the trustees. Portfolio holdings information may also be provided to affiliates of the Investment Manager to monitor risks and various holdings limitations that must be aggregated with affiliated funds and accounts, among other purposes. The Investment Manager and the subadvisers use a variety of broker-dealers and other agents to effect securities transactions on behalf of the Funds. These broker-dealers may become aware of the Funds’ intentions, transactions and positions in performing their functions.
Additional Shareholder Servicing Payments
The Funds, along with the Transfer Agent, the Distributor and the Investment Manager, may pay significant amounts to Selling Agents, including other Ameriprise Financial affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to Selling Agents may vary. A number of factors may be considered in determining payments to a Selling Agent, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Funds through retirement plans. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). These payments for shareholder servicing support vary by Selling Agent but generally are not expected, with certain limited exceptions, to exceed 0.40% of the average aggregate value of each Fund’s shares on an annual basis.
The Board has authorized each Fund to pay up to 0.20% of the average aggregate value of each Fund’s shares. Such payments will be made by a Fund to the Transfer Agent who will in turn make payments to the Selling Agent for the provision of such additional shareholder services. The Funds’ Transfer Agent, Distributor and/or their affiliates will pay, from its or their own resources, amounts in excess of the amount paid by the Funds to Selling Agents in connection with the provision of these additional shareholder services and other services.
The Funds also may make additional payments to Selling Agents that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.
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In addition, the Distributor and other Ameriprise Financial affiliates may make lump sum payments to selected Selling Agents receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the Selling Agent’s system or other similar services.
As of April 2015, the Distributor and/or other Ameriprise Financial affiliates had agreed to make shareholder servicing payments with respect to the Funds to the Selling Agents or their affiliates shown below.
Recipients of Shareholder Servicing Payments with Respect to the Funds from the Transfer Agent and/or other Ameriprise Financial Affiliates
■	ADP Broker-Dealer, Inc.
■	American Enterprise Investment Services Inc.*
■	American United Life Insurance Co.
■	Ameriprise Financial Services, Inc.*
■	Ascensus, Inc.
■	AXA Advisors
■	AXA Equitable Life Insurance
■	Bank of America, N.A.
■	Benefit Plan Administrators
■	Benefit Trust
■	Charles Schwab & Co., Inc.
■	Charles Schwab Trust Co.
■	Davenport & Company City National Bank
■	Daily Access Concepts, Inc.
■	Digital Retirement Solutions
■	Edward D. Jones & Co., LP
■	ExpertPlan
■	Fidelity Brokerage Services, Inc.
■	Fidelity Investments Institutional Operations Co.
■	First Clearing, LLC
■	First Mercantile Trust Co.
■	Guardian Insurance and Annuity Company Inc.
■	Genworth Life and Annuity Insurance Company
■	Genworth Life Insurance Co. of New York
■	GWFS Equities, Inc.
■	Hartford Life Insurance Company
■	HD Vest
■	Hewitt Associates LLC
■	ICMA Retirement Corporation
■	Janney Montgomery Scott, Inc.
■	JJB Hilliard Lyons
■	JP Morgan Chase Bank
■	John Hancock Life Insurance Company (USA)
■	John Hancock Life Insurance Company of New York
■	JP Morgan Retirement Plan Services LLC
■	Lincoln Life & Annuity Company of New York
■	Lincoln National Life Insurance Company
■	Lincoln Retirement Services
■	LPL Financial Corporation
■	BMO Harris Bank (f/k/a Marshall & Illsley Trust Company)
■	Massachusetts Mutual Life Insurance Company
■	Mercer HR Services, LLC
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated
■	Mid Atlantic Capital Corporation
■	Minnesota Life Insurance Co.
■	Morgan Stanley Smith Barney
■	MSCS Financial Services Division of Broadridge Business Process Outsourcing LLC
■	National Financial Services
■	Nationwide Investment Services
■	Newport Retirement Services, Inc.
■	New York State Deferred Compensation Plan
■	NYLife Distributors LLC
■	Oppenheimer & Co., Inc.
■	Plan Administrators, Inc.
■	PNC Bank
■	Principal Life Insurance Company of America
■	Prudential Insurance Company of America
■	Prudential Retirement Insurance & Annuity Company
■	Pershing LLC
■	Raymond James & Associates
■	RBC Capital Markets
■	Reliance Trust
■	Robert W. Baird & Co., Inc.
■	Sammons Retirement Solutions
■	SEI Private Trust Company
■	Standard Insurance Company
■	Stifel Nicolaus & Co.
■	TD Ameritrade Clearing, Inc.
■	TD Ameritrade Trust Company
■	The Retirement Plan Company
■	Teachers Insurance and Annuity Association of America
■	Transamerica Advisors Life Insurance Company
■	Transamerica Financial Life Insurance Company
■	T. Rowe Price Group, Inc.
■	UBS Financial Services, Inc.
■	Unified Trust Company, N.A.
■	Upromise Investments, Inc.
■	US Bank NA
■	Vanguard Group, Inc.
■	VALIC Retirement Services Company
■	Voya Retirement Insurance and Annuity Company
■	Voya Institutional Plan Services, LLP
■	Voya Investments Distributors, LLC
■	Wells Fargo Advisors, LLC
■	Wells Fargo Bank, N.A.
■	Wilmington Trust Retirement & Institutional Services Company
■	Xerox HR Solutions

*	Ameriprise Financial affiliate
The Transfer Agent and/or other Ameriprise Financial affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.
Statement of Additional Information – September 1, 2015	169

Additional Selling Agent Payments
Selling Agents may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions at rates up to those described above under Other Practices — Additional Shareholder Servicing Payments.
The Distributor and other Ameriprise Financial affiliates may pay additional compensation to selected Selling Agents, including other Ameriprise Financial affiliates, under the categories described below. These categories are not mutually exclusive, and a single Selling Agent may receive payments under all categories. A Selling Agent also may receive payments described above under Other Practices — Additional Shareholder Servicing Payments. These payments may create an incentive for a Selling Agent or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to Selling Agents may vary. In determining the amount of payments to be made, the Distributor and other Ameriprise Financial affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the Selling Agent, the size of the customer/shareholder base of the Selling Agent, the manner in which customers of the Selling Agent make investments in the Funds, the nature and scope of marketing support or services provided by the Selling Agent (as described more fully below) and the costs incurred by the Selling Agent in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.
These additional payments by the Distributor and other Ameriprise Financial affiliates are made pursuant to agreements between the Distributor and other Ameriprise Financial affiliates and Selling Agents, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses of the Fund in the Fund’s prospectuses.
Marketing/Sales Support Payments
The Distributor, the Investment Manager and their affiliates may make payments, from their own resources, to certain Selling Agents, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing, systems infrastructure support and data analytics. These payments are generally based upon one or more of the following factors: average net assets of the Funds distributed by the Distributor attributable to that Selling Agent, gross sales of the Columbia Funds distributed by the Distributor attributable to that Selling Agent, reimbursement of ticket charges (fees that a Selling Agent firm charges its representatives for effecting transactions in Fund shares) or a negotiated lump sum payment.
While the financial arrangements may vary for each Selling Agent, the marketing support payments to each Selling Agent generally are expected to be between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Funds attributable to the Selling Agent, and between 0.05% and 0.25% on an annual basis for firms receiving a payment based on gross sales of the Funds attributable to the Selling Agent. The Distributor and other Ameriprise Financial affiliates may make payments in materially larger amounts or on a basis materially different from those described above when dealing with certain Selling Agents. Such increased payments may enable the Selling Agents to offset credits that they may provide to their customers.
As of April 2015, the Distributor, the Investment Manager or their affiliates had agreed to make marketing support payments with respect to the Funds to the Selling Agents or their affiliates shown below.
Recipients of Marketing Support Payments with Respect to the Funds from the Distributor and/or other Ameriprise Financial Affiliates
■	AIG Advisor Group
■	Ameriprise Financial Services, Inc.*
■	AXA Advisors, LLC
■	Bank of America, N.A.
■	Cetera Financial Group, Inc.
■	Citigroup Global Markets Inc./Citibank
■	Commonwealth Financial Network
■	First Clearing, LLC
■	Great West
■	Investacorp
■	J.J.B. Hilliard, W.L. Lyons, Inc.
■	Lincoln Financial Advisors Corp.
■	Linsco/Private Ledger Corp.
■	Merrill Lynch, Pierce, Fenner & Smith Incorporated
■	Morgan Stanley Smith Barney
■	Northwestern Mutual Investment Services, LLC
■	Oppenheimer & Co., Inc.
■	PNC Investments
■	Raymond James & Associates, Inc.
■	Raymond James Financial Services, Inc.
■	RBC Capital Markets
■	Securities America, Inc.
■	Triad Advisors
■	UBS Financial Services Inc.
Statement of Additional Information – September 1, 2015	170

■	US Bancorp Investments, Inc.
■	Wells Fargo Advisors, LLC
■	Wells Fargo Advisors Financial Network, LLC
■	Vanguard Marketing Corp

*	Ameriprise Financial affiliate
The Distributor, the Investment Manager and their affiliates may enter into similar arrangements with other Selling Agents from time to time. Therefore, the preceding list is subject to change at any time without notice.
Other Payments
From time to time, the Distributor, from its own resources, may provide additional compensation to certain Selling Agents that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Such compensation provided by the Distributor may include financial assistance to Selling Agents that enable the Distributor to participate in and/or present at Selling Agent-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Selling Agent employees, financial intermediary entertainment and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event. Your Selling Agent may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your Selling Agent provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a Selling Agent and its financial consultants may have a financial incentive for recommending a particular fund or a particular share class over other funds or share classes. See Investment Management and Other Services — Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest for more information.
Statement of Additional Information – September 1, 2015	171

CAPITAL STOCK AND OTHER SECURITIES
Description of the Trusts' Shares
The Trusts may issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Most of the Funds are authorized to issue multiple classes of shares. Such classes are designated as Class A, Class B, Class C, Class I, Class K, Class R, Class R4, Class R5, Class T, Class W, Class Y and Class Z. A Fund offers only those classes of shares listed on the cover of its prospectuses. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.
Subject to certain limited exceptions discussed in each Fund’s prospectuses and in this SAI, a Fund may no longer be accepting new investments from current shareholders or prospective investors in general or with respect to one or more classes of shares. The Funds, however, may at any time and without notice, accept new investments in general or with respect to one or more previously closed classes of shares.
Restrictions on Holding or Disposing of Shares
There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds or the relevant class. The Funds or any class of shares of the Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds and classes will continue indefinitely.
Shareholder Liability
CFST. The Trust is organized under Delaware law. The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.
CFST II. The Trust is organized as a business trust under Massachusetts law. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims any shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative. The risk of a Fund incurring financial loss on account of another series of the Trust also is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other series of the Trust was unable to meet its obligations.
Dividend Rights
The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.
Voting Rights and Shareholder Meetings
Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law (in the case of CFST) or Massachusetts business trust law (in the case of CFST II). Each whole share (or fractional share) outstanding on the record date shall be entitled to (for CFST) one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote; and (for CFST II) a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).
Statement of Additional Information – September 1, 2015	172

Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the independent accountant. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class is voted on by holders of that class of shares. Subject to the foregoing, all shares of a Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an investment advisory agreement or, if shareholder approval is required under exemptive relief, investment subadvisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders. Special meetings may be called for certain purposes.
Previously, CFST had voluntarily undertaken to adhere to certain governance measures contemplated by an SEC settlement order with respect to CFST’s prior investment adviser in 2005. Over the past several years, the SEC has adopted many rules under the 1940 Act and the Investment Advisers Act of 1940 to strengthen fund governance and compliance oversight of funds and their investment advisers. Accordingly, although CFST may continue to follow certain governance practices noted in the 2005 settlement order, it will do so as the Board deems appropriate and not pursuant to any voluntary undertakings. In this regard, the Board has determined that it is unnecessary to commit to holding a meeting of shareholders to elect trustees at least every five years. Instead, the Board will convene meetings of shareholders to elect trustees as required by the 1940 Act or as deemed appropriate by the Board.
Liquidation Rights
In the event of the liquidation or dissolution of the Trust or a Fund, all shares have equal rights and shareholders of a Fund are entitled to a proportionate share of the assets of the Fund that are available for distribution and to a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board may determine.
Preemptive Rights
There are no preemptive rights associated with Fund shares.
Conversion Rights
Conversion features and exchange privileges, if applicable, are described in the Funds’ prospectuses and Appendix S to this SAI.
Redemptions
Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases.
Sinking Fund Provisions
The Trust has no sinking fund provisions.
Calls or Assessment
All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by its Trust.
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Purchase, Redemption and Pricing of Shares
Purchase and Redemption
An investor may buy, sell and transfer shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.
Purchases of shares of the Funds may be effected on days on which the NYSE is open for business (a “Business Day”). The Trust and the Distributor reserve the right to reject any purchase order. The issuance of shares is recorded on the books of the Trust, and share certificates are not issued. Purchase orders for shares in the Funds that are received by the Distributor or by the Transfer Agent before the close of regular trading hours on the NYSE (generally 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day but are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Fund’s Custodian.
The Funds have authorized one or more broker-dealers to accept buy and sell orders on the Funds’ behalf. These broker-dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker-dealer, or, if applicable, a broker-dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker-dealer or the broker’s authorized designee.
Should a Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.
The Trusts also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.
Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).
The Trusts have elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.
The timing and magnitude of cash inflows from investors buying Fund shares could prevent a Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to investors redeeming Fund shares could require large ready reserves of uninvested cash to meet shareholder redemptions. Either situation could adversely impact a Fund’s performance.
Potential Adverse Effects of Large Investors
Each Fund may from time to time sell to one or more investors, including other funds advised by the Investment Manager or third parties, a substantial amount of its shares, and may thereafter be required to satisfy redemption requests by such investors. Such sales and redemptions may be very substantial relative to the size of the Fund. While it is not possible to predict the overall effect of such sales and redemptions over time, such transactions may adversely affect the Fund’s performance to the extent that the Fund is required to invest cash received in connection with a sale or to sell portfolio securities to facilitate a redemption at, in either case, a time when the Fund otherwise would not invest or sell. Such transactions also may increase a Fund’s transaction costs, which would detract from Fund performance.
Anti-Money Laundering Compliance
The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s
Statement of Additional Information – September 1, 2015	174

account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.
Pay-out Plans
You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.
Applications for a systematic investment in a class of a Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those Funds is in effect. Occasional investments, however, may be accepted.
To start any of these plans, please consult your financial intermediary. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.
Offering Price
The share price of each Fund is based on each Fund’s net asset value (NAV) per share, which is calculated separately for each class of shares as of the close of regular trading on the NYSE (which is usually 4:00 p.m. Eastern Time unless the NYSE closes earlier for scheduled or for unforeseen reasons) on each day the Fund is open for business, unless the Board determines otherwise. The Funds do not value their shares on days that the NYSE is closed.
For Funds Other than Money Market Funds. The value of each Fund’s portfolio securities is determined in accordance with the Trust’s valuation procedures, which are approved by the Board. Except as described below under “Fair Valuation of Portfolio Securities,” the Fund’s portfolio securities are typically valued using the following methodologies:
Equity Securities. Equity securities (including common stocks, preferred stocks, convertible securities, warrants and ETFs) listed on an exchange are valued at the closing price on their primary exchange (which, in the case of foreign securities, may be a foreign exchange) or, if a closing price is not readily available, at the mean of the closing bid and asked prices. Over-the-counter equity securities not listed on any national exchange but included in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price or, if the official closing price is not readily available, at the mean between the closing bid and asked prices. Equity securities and ETFs that are not listed on any national exchange and are not included in the NASDAQ National Market System are valued at the mean between the closing bid and asked prices. Shares of other open-end investment companies (other than ETFs) are valued at the latest net asset value reported by those companies as of the valuation time.
Fixed Income Securities. Debt securities with remaining maturities of 60 days or less are valued at their amortized cost value if such value is approximately the same as market value or at market value (based on market-based prices); or, if market value is not available, fair value. Amortized cost is determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. The value of debt securities with remaining maturities in excess of 60 days is the market price, which may be obtained from a pricing service or, if a market-based price is not available from a pricing service, a bid quote from a broker-dealer. Short-term variable rate demand notes are typically valued at their par value. Other debt securities are typically valued using an evaluated bid provided by a pricing service. If pricing information is unavailable from a pricing service or is not believed to be reflective of market value, then a bid quote from a broker-dealer may be used to value the securities. Newly issued debt securities may be valued at purchase price for up to two days following purchase or at fair value if the purchase price is not believed to be reflective of market value.
Futures, Options and Other Derivatives. Futures and options on futures are valued based on the settle price at the close of regular trading on their principal exchange or, in the absence of transactions, they are valued at the mean of the closing bid and asked prices closest to the last reported sale price. Listed options are valued at the mean of the closing bid and asked prices. If market quotations are not readily available, futures and options are valued using quotations from broker-dealers. Customized derivative products are valued at a price provided by a pricing service or, if such a price is unavailable, a broker quote or at a price derived from an internal valuation model.
Repurchase and Reverse Repurchase Agreements. Repurchase and reverse repurchase agreements are generally valued at a price equal to the amount of cash invested in the repurchase agreement, or borrowed in the reverse repurchase agreement, respectively, at the time of valuation.
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Bank Loans. Bank loans purchased in the primary market are typically valued at acquisition cost for up to two days, and are then valued using a market quotation from a pricing service or quote from a broker-dealer, or if such quotes are unavailable, fair value. For bank loans trading in the secondary market, prices are obtained from a pricing service and are based upon the average of one or more indicative bids from broker-dealers.
Private Placement Securities. Private placement securities requiring fair valuation are typically valued utilizing prices from broker-dealers or using internal analysis and any issuer-provided financial information.
Foreign Currencies. Foreign currencies, securities denominated in foreign currencies and payables/receivables denominated in foreign currencies are valued in U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE. Forward foreign currency contracts are valued in U.S. dollars utilizing the applicable forward currency exchange rate as of the close of regular trading on the NYSE.
For Money Market Funds. In accordance with Rule 2a-7 under the 1940 Act, the securities in the portfolio of a money market fund are generally valued at amortized cost if such value is approximately the same as market value or at market value (based on market-based prices); or, if market value is not available, fair value. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.
The Board has established procedures designed to stabilize the Fund’s price per share for purposes of sales and redemptions at $1.00, to the extent that it is reasonably possible to do so. These procedures include review of the Fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the Fund’s net asset value per share computed by using available market quotations deviates from a share value of $1.00 as computed using the amortized cost method. Deviations are reported to the Board periodically and, if any such deviation exceeds 0.5%, the Board must determine what action, if any, needs to be taken. If the Board determines that a deviation exists that may result in a material dilution or other unfair results for shareholders or investors, the Board must cause the Fund to undertake such remedial action as the Board deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results.
Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and/or selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.
While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the Fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the Fund would be able to obtain a somewhat higher yield than the investor would receive if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.
Fair Valuation of Portfolio Securities. In the event that (i) market quotations or valuations from other sources are not readily available, such as when trading is halted or securities are not actively traded; (ii) market quotations or valuations from other sources are not reflective of market value (i.e., such prices or values are deemed unreliable in the judgment of the Investment Manager); or (iii) a significant event has been recognized in relation to a security or class of securities that is not reflected in market quotations or valuations from other sources, such as when an event impacting a foreign security occurs after the closing of the security’s foreign exchange but before the closing of the NYSE, a fair value for each such security is determined in accordance with valuation procedures approved by the Board. The fair value of a security is likely to be different from the quoted or published price and fair value determinations often require significant judgment.
In general, any relevant factors may be taken into account in determining fair value, including but not limited to the following, among others: the fundamental analytical data relating to the security; the value of other financial instruments, including derivative securities traded on other markets or among dealers; trading volumes on markets, exchanges, or among dealers; values of baskets of securities traded on other markets, exchanges, or among dealers; changes in interest rates; observations from financial institutions; government actions or pronouncements; other news events; information as to any transactions or offers with respect to the security; price and extent of public trading in similar securities of the issuer or comparable companies; nature and expected duration of the event, if any, giving rise to the valuation issue; pricing history; the relative size of the position in the portfolio; internal models; and other relevant information.
With respect to securities traded on foreign markets, relevant factors may include, but not be limited to, the following: the value of foreign securities traded on other foreign markets; ADR and/or GDR trading; closed-end fund trading; foreign currency exchange activity and prices; and the trading of financial products that are tied to baskets of foreign securities, such as certain exchange-traded index funds. A systematic independent fair value pricing service assists in the fair valuation process for foreign
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securities in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which a Fund’s NAV is determined. Although the use of this service is intended to decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities.
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TAXATION
The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.
A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts, variable annuity contracts or variable life insurance contracts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.
The Trusts have not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.
Qualification as a Regulated Investment Company
It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of a Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in master limited partnerships (MLPs) and ETFs, if any, may qualify as interests in qualified publicly traded partnerships. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
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In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in MLPs and certain commodity-linked ETFs.
In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.
If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.
If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, if any, and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution in January of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution on December 31 of the earlier year.
If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify and be eligible for treatment as a regulated investment company accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders. In this case, all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.
Excise Tax
If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects), and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 of a calendar year (or November 30 or December 31 if the Fund is permitted to elect and so elects) are generally
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treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, a Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).
Capital Loss Carryovers
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry forward a net capital loss from any taxable year to offset its capital gains, if any, realized during a subsequent taxable year.
If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryover losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried over, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains. The Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryover period.
Capital gains that are offset by carried forward capital losses are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any capital gains so offset. The Funds cannot carry back or carry forward any net operating losses (defined as deductions and ordinary losses in excess of ordinary income).
The total capital loss carryovers below include post-October losses, if applicable.
Capital Loss Carryovers
Fund	Total Capital Loss Carryovers	Amount Expiring in					Amount not Expiring
		2015	2016	2017	2018	2019	Short-term	Long-term
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	$7,841	$0	$0	$0	$7,841	$0	$0	$0
Capital Allocation Moderate Aggressive Portfolio	$388,505	$0	$388,505	$0	$0	$0	$0	$0
For Funds with fiscal period ending February 28/29
Global Equity Value Fund	$50,228,924	$0	$0	$50,228,924	$0	$0	$0	$0
International Opportunities Fund	$581,236,373	$0	$0	$160,687,779	$420,548,594	$0	$0	$0
International Value Fund	$545,585,785	$0	$0	$0	$185,725,377	$68,376,538	$0	$291,483,870
Large Cap Enhanced Core Fund	$10,116,156	$0	$0	$0	$10,116,156	$0	$0	$0
Marsico 21st Century Fund	$1,461,784,105	$0	$0	$0	$1,461,784,105	$0	$0	$0
Overseas Value Fund	$342,547,025	$0	$0	$321,237,467	$3,000,399	$0	$18,309,159	$0
Select International Equity Fund	$782,662,697	$0	$0	$229,141,617	$553,521,080	$0	$0	$0
For Funds with fiscal period ending March 31
Short Term Bond Fund	$23,134,245	$0	$4,489,585	$18,644,660	$0	$0	$0	$0
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	$2,380,049	$0	$0	$10,109	$0	$0	$2,323,351	$46,589
AMT-Free MD Intermediate Muni Bond Fund	$1,936,162	$0	$0	$1,936,162	$0	$0	$0	$0
AMT-Free NC Intermediate Muni Bond Fund	$2,830,025	$0	$0	$2,649,648	$0	$0	$180,377	$0
Short Term Municipal Bond Fund	$1,137,158	$0	$0	$0	$602,849	$0	$0	$534,309
For Funds with fiscal period ending May 31
High Yield Bond Fund	$187,227,865	$0	$14,236,782	$117,858,836	$55,132,247	$0	$0	$0
Select Smaller-Cap Value Fund	$35,054,358	$0	$17,541,329	$17,513,029	$0	$0	$0	$0
Small/Mid Cap Value Fund	$11,249,565	$0	$0	$1,305,027	$9,944,538	$0	$0	$0
U.S. Government Mortgage Fund	$38,912,096	$0	$0	$0	$0	$0	$38,912,096	$0
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Fund	Total Capital Loss Carryovers	Amount Expiring in					Amount not Expiring
		2015	2016	2017	2018	2019	Short-term	Long-term
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	$4,522,642	$0	$0	$4,522,642	$0	$0	$0	$0
Floating Rate Fund	$63,991,706	$0	$0	$28,593,376	$35,398,330	$0	$0	$0
Global Opportunities Fund	$193,144,425	$0	$0	$0	$171,936,403	$21,208,022	$0	$0
Income Opportunities Fund	$4,878,942	$0	$0	$4,878,942	$0	$0	$0	$0
Inflation Protected Securities Fund	$5,438,432	$0	$0	$0	$0	$0	$5,438,432	$0
Large Core Quantitative Fund	$873,117,804	$0	$0	$269,496,887	$585,041,377	$18,579,540	$0	$0
Large Value Quantitative Fund	$31,323,681	$0	$0	$31,323,681	$0	$0	$0	$0
MN Tax-Exempt Fund	$847,158	$0	$0	$0	$0	$0	$827,470	$19,688
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	$1,978,293	$0	$0	$0	$0	$0	$785,233	$1,193,060
Asia Pacific ex-Japan Fund	$32,457,477	$0	$0	$0	$0	$0	$25,807,474	$6,650,003
European Equity Fund	$4,368,227	$0	$0	$4,368,227	$0	$0	$0	$0
Select Global Equity Fund	$61,966,241	$0	$1,476,532	$53,446,454	$0	$7,043,255	$0	$0
Equalization Accounting
Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.
Investment through Master Portfolios
Prior to its conversion to a stand-alone fund after the close of business on December 13, 2013, International Value Fund sought to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership for U.S. federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership, a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized by (i.e., “passed through” to) its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be treated as having realized such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and U.S. Treasury Regulations, in determining such investor’s U.S. federal income tax liability. Therefore, to the extent the Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio intends to manage its assets, income and distributions in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.
Taxation of Fund Investments
In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.
If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation, and depending on market conditions and the credit quality of the bond, might not ever receive cash for such discount. OID on tax-exempt bonds is generally not subject to U.S. federal income tax (but may be subject to the U.S. federal alternative minimum tax or "AMT," as that term is defined below).
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Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation.
A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to include market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund, and depending on market conditions and the credit quality of the bond, might not ever be received. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund. In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year. A portion of the interest paid or accrued on certain high-yield discount obligations (such as high-yield corporate debt securities) may not (and interest paid on debt obligations owned by a Fund that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer, possibly affecting the cash flow of the issuer.
If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as: (1) whether a Fund should recognize market discount on a debt obligation and, if so, (2) the amount of market discount the Fund should recognize, (3) when a Fund may cease to accrue interest, OID or market discount, (4) when and to what extent deductions may be taken for bad debts or worthless securities and (5) how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status and eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Very generally, when a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium – the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current interest taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis and the tax-exempt interest available for exempt-interest dividends to shareholders by the amount of the amortized premium.
If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction, unless the option is subject to Section 1256 of the Code, described below. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.
Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund’s
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investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryover and thus cannot be deducted by the Fund or its shareholders in future years.
Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.
If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.
If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Fund makes distributions of income received by such Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.
In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, as well as any of its foreign currency transactions and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if
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any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a regulated investment company that is accorded special tax treatment.
Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements and certain commodity-linked investments, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.
Certain of the Funds employ a multi-manager approach in which the Investment Manager and one or more investment subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character and/or amount of a Fund’s distributions to shareholders.
Any investment by a Fund in equity securities of a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in equity securities of a REIT or another regulated investment company also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.
A Fund may invest directly or indirectly in residual interests in REMICs or equity interests in taxable mortgage pools (TMPs). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT, a regulated investment company or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders as ordinary income.
As noted above, certain of the ETFs and MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a Fund’s investment in that vehicle would be treated as an investment in a publicly traded partnership subject to taxation as a corporation, which would reduce the amount of income available for distribution by the vehicle to the Fund, and could adversely affect the Fund’s qualification for the asset
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diversification test, and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.
A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. Generally, a CFC is a foreign corporation that is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders.
Each wholly-owned subsidiary of Commodity Strategy Fund is expected to be a CFC in which the Fund owning the Subsidiary will be a U.S. Shareholder. As a U.S. Shareholder, such a Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund recognizes subpart F income in excess of actual cash distributions from a CFC, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
In addition, if any income earned by a Subsidiary were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, a Subsidiary were to earn ECI in connection with its direct investment activities, a portion or all of the Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Subsidiary will be conducted in such a manner that it will not be treated as engaged in a U.S. trade or business, but there can be no assurance that the entity will not recognize any effectively connected income. The imposition of U.S. taxes on ECI could significantly reduce shareholders’ returns on their investments in the Fund. The Fund does not expect that income from any Subsidiary will be eligible to be treated as qualified dividend income. In addition, the Fund does not expect that distributions from any Subsidiary will be eligible for the dividends-received deduction.
In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund,
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in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.
Taxation of Distributions
Except for exempt-interest dividends (defined below) paid by a Fund, distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.
For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends and qualified dividend income, each defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in written statements furnished to its shareholders.
Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.
Sales and Exchanges of Fund Shares
If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.
If a shareholder incurs a sales charge in acquiring Fund shares and sells or exchanges those Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. This sales charge basis deferral rule shall apply only when a shareholder makes such new acquisition of Fund shares or shares of a different regulated investment company during the period beginning on the date the original Fund shares are disposed of and ending on January 31 of the calendar year following the calendar year the original Fund shares are disposed of. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases (including through the reinvestment of dividends) substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.
If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If Fund shares are sold at a loss after being held for six months or less, the loss will generally be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares. However,
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this loss disallowance does not apply with respect to redemptions of Fund shares with a holding period beginning after December 22, 2010 if such Fund declares substantially all of its net tax-exempt income as exempt-interest dividends on a daily basis, and pays such dividends on at least a monthly basis (as would typically be the case for tax-exempt money market funds).
Cost Basis Reporting
Each Fund generally is required to report to shareholders and the IRS gross proceeds on the sale, redemption or exchange of Fund shares. In addition, for shares purchased, including shares purchased through dividend reinvestment, on or after January 1, 2012 the Funds (or the shareholder’s Selling Agent, if Fund shares are held through a Selling Agent) generally are required to provide the shareholders and the IRS, upon the sale, redemption or exchange of Fund shares, with cost basis information about those shares as well as information about whether any gain or loss is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting is not required for Fund shares held in a retirement or other tax-advantaged account. With respect to Fund shares in accounts held directly with a Fund, each Fund will calculate and report cost basis using the Fund’s default method of average cost, unless the shareholder instructs the Fund to use a different calculation method. A Fund will not report cost basis for shares whose cost basis is uncertain or unknown to the Fund. Please visit the Columbia Funds’ website at www.columbiathreadneedle.com/us or contact the Funds at 800.345.6611 for more information regarding average cost basis reporting and other available methods for cost basis reporting and how to select or change a particular method or to choose specific shares to sell, redeem or exchange. If a shareholder retains Fund shares through a Selling Agent, he or she should contact their Selling Agent to learn about the Fund’s cost basis reporting default method and the reporting elections available to his or her account. The Funds do not recommend any particular method of determining cost basis. The shareholder should consult a tax advisor to determine which available cost basis method is best. When completing U.S. federal and state income tax returns, shareholders should carefully review the cost basis and other information provided and make any additional basis, holding period or other adjustments that may be required.
Foreign Taxes
Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. In some cases, a Fund may also be eligible to pass through to its shareholders the foreign taxes paid by underlying funds (as defined below) in which it invests that themselves elected to pass through such taxes to their shareholders, see Special Tax Considerations Pertaining to Funds-of-Funds below.

Certain Funds may qualify for and make the election; however, even if a Fund qualifies for the election for any year, it may determine not to make the election for such year. If a Fund does not so qualify or qualifies but does not so elect, then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from payments to the Fund. A Fund will notify its shareholders in written statements if it has elected for the foreign taxes paid by it to “pass through” for that year.
In general, if a Fund makes the election, the Fund itself will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends-paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders generally shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat that amount as paid by them for the purpose of the foreign tax credit or deduction, provided that any applicable holding period and other requirements have been met. If a shareholder claims a credit for foreign taxes paid, in general, the credit will be subject to certain limits. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
Special Tax Considerations Pertaining to Tax-Exempt Funds
If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations. Certain of the Funds intend to so qualify and are designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax (each such qualifying Fund, a “Tax-Exempt Fund”). In some cases, a Fund may also be eligible to pass through to its shareholders the tax-exempt character of any exempt-interest dividends it receives from underlying funds (as defined below) in which it invests, see Special Tax Considerations Pertaining to Funds-of-Funds below.
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Distributions by a Tax-Exempt Fund, other than those attributable to interest on the Tax-Exempt Fund’s tax-exempt obligations and properly reported as exempt-interest dividends, will be taxable to shareholders as ordinary income or long-term capital gain or, in some cases, could constitute a return of capital to shareholders. See Taxation of Distributions above. Each Tax-Exempt Fund will notify its shareholders in written statements of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The percentage of a shareholder’s income reported as tax-exempt for any particular distribution may be substantially different from the percentage of the Tax-Exempt Fund’s income that was tax-exempt during the period covered by the distribution. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of a Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).
Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes ; however, each state-specific Tax-Exempt Fund generally invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states).
You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund. Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.
Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.
A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.
Special Tax Considerations Pertaining to Funds-of-Funds
Certain Funds (each such fund, a Fund-of-Funds) invest their assets primarily in shares of other mutual funds, ETFs or other companies that are regulated investment companies (collectively, underlying funds). Consequently, their income and gains will normally consist primarily of distributions from underlying funds and gains and losses on the disposition of shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, a Fund-of-Funds will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the Fund-of-Funds recognizes its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) when it disposes of shares of the underlying fund. Moreover, even when a Fund-of-Funds does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, a Fund-of-Funds will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund).
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In addition, in certain circumstances, the “wash sale” rules may apply to sales of underlying fund shares by a Fund-of-Funds. As discussed above, a wash sale occurs if shares of an underlying fund are sold by a Fund-of-Funds at a loss and the Fund-of-Funds acquires additional shares of that same underlying fund within the period beginning 30 days before and ending 30 days after the date of the sale. The wash-sale rules could defer losses of a Fund-of-Funds on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a Fund-of-Funds will be required to distribute to shareholders will be greater than such amounts would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a Fund-of-Funds (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction) will not necessarily be the same as it would have been had the Fund-of-Funds invested directly in the securities held by the underlying funds.
Depending on the percentage ownership of a Fund-of-Funds in an underlying fund before and after a redemption of underlying fund shares, the redemption of shares by the Fund-of-Funds of such underlying fund may cause the Fund-of-Funds to be treated as receiving a dividend in the full amount of the redemption proceeds instead of receiving a capital gain or loss on the redemption of shares of the underlying fund. This could be the case where a Fund-of-Funds holds a significant interest in an underlying fund that is not “publicly offered” (as defined in the Code) and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund-of-Funds would affect the amount and character of income required to be distributed by both the Fund-of-Funds and the underlying fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise, it would be taxable as ordinary income and could cause shareholders of a Fund-of-Funds to recognize higher amounts of ordinary income than if the shareholders had held shares of the underlying fund directly.
If a Fund-of-Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” as discussed below, then the Fund-of-Funds is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund-of-Funds meets the holding period and other requirements with respect to shares of the underlying fund. If a Fund-of-Funds receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the Fund-of-Funds is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund-of-Funds meets the holding period and other requirements with respect to shares of the underlying fund.
If a Fund-of-Funds is a “qualified fund-of-funds” (a regulated investment company that invests at least 50% of its total assets in other regulated investment companies at the close of each quarter of its taxable year), it will be able to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of any interest received on tax-exempt obligations in which it directly invests or any exempt-interest dividends it receives from underlying funds in which it invests. For further considerations pertaining to exempt-interest dividends, see Special Tax Considerations Pertaining to Tax-Exempt Funds above.
Further, if a Fund-of-Funds is a qualified fund-of-funds, it will be able to elect to pass through to its shareholders any foreign income and other similar taxes paid by the Fund-of-Funds or paid by an underlying fund in which the Fund-of-Funds invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund-of-Funds will be eligible to claim a tax credit or deduction for such taxes, subject to applicable limitations. However, even if a Fund-of-Funds qualifies to make the election for any year, it may determine not to do so. For further considerations pertaining to foreign taxes paid by a Fund, see Foreign Taxes above.
U.S. Federal Income Tax Rates
The maximum stated U.S. federal income tax rate applicable to individuals generally is 39.6% for ordinary income and 20% for net long-term capital gain (in each case, not including the 3.8% net investment income tax described below).
In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s gross income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. Qualified dividend income is taxable to individual
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shareholders at tax rates applicable to long-term capital gain. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.
The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain currently is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. U.S. federal income tax rates are set to increase in future years under various “sunset” provisions of U.S. federal income tax laws.
The Code generally imposes a 3.8% net investment income tax on certain high-income individuals, trusts and estates. For individuals, the 3.8% tax applies to the lesser of (1) the amount (if any) by which the taxpayer’s modified adjusted gross income exceeds certain threshold amounts or (2) the taxpayer’s “net investment income.” For this purpose, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains (other than exempt-interest dividends) as described above, and (ii) any net gain recognized on the sale, redemption, exchange or other taxable disposition of Fund shares. Certain details of the implementation of the tax remain subject to future guidance. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.
Backup Withholding
Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined above). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties.
Tax-Deferred Plans
The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.
Corporate Shareholders
Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. For information regarding eligibility for the dividends-received deduction of dividend income derived by an underlying fund in which a Fund-of-Funds invests, see Special Tax Considerations Pertaining to Funds-of-Funds above. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.
As discussed above, a portion of the interest paid or accrued on certain high-yield discount obligations that a Fund may own may not be deductible to the issuer. If a portion of the interest paid or accrued on these obligations is not deductible, that portion will be treated as a dividend. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.
Foreign Shareholders
For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.
Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined above) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign
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person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2015, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally dividends attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order for a distribution to qualify as an interest-related dividend, the Fund is required to report it as such in a written notice furnished to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends (if otherwise applicable) will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.
In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares and distributions properly reported as Capital Gain Dividends are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests (USRPIs, defined below) or, in certain cases, the distributions are attributable to gain from the sale or exchange of a USRPI, as discussed below. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). Please see below for a discussion of the tax implications to foreign shareholders in the event that clause (iii) applies. With respect to taxable years of a Fund beginning before January 1, 2015, a distribution to a foreign shareholder attributable to the Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement, furnished to its shareholders (“short-term capital gain dividends”) is generally not subject to U.S. federal income or withholding tax unless clause (i), (ii) or (iii) above applies to such distributions.
The exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015. It is currently unclear whether Congress will extend this exemption for distributions with respect to taxable years of a Fund beginning on or after January 1, 2015, or what the terms of such an extension would be, including whether such extension would have retroactive effect. Even if permitted to do so, each Fund provides no assurance that it would report any distributions as interest-related dividends or short-term capital gain dividends.
In the case of shares held through an intermediary, even if a Fund reports a payment as exempt from U.S. federal withholding tax (e.g., as a short-term capital gain or interest-related dividend), no assurance can be made that the intermediary will respect such classification, and an intermediary may withhold in spite of such reporting by a Fund. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts. Special rules apply to distributions to foreign shareholders from a Fund if it is either a “U.S. real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of certain exceptions from USRPI treatment for interests in domestically controlled REITs (or, prior to January 1, 2015, regulated investment companies) and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a Fund if it is a USRPHC.
Generally, a USRPHC is a domestic corporation that holds USRPIs — defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. If a Fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC.
If a Fund is a USRPHC or would be a USRPHC but for certain of the above-mentioned exceptions, under a special “look-through” rule, amounts that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands generally will retain their character as such in the hands of the Fund’s foreign shareholders. In the hands of a foreign shareholder that holds (or has held in the prior 12 months) more than a 5% interest in any class of the Fund, any such amounts treated as USRPI gains generally will be treated as gains “effectively
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connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholder generally will be required to file a U.S. income tax return for the year recognized, and the Fund must withhold 35% of the amount of such distribution. Otherwise, in the case of all other foreign shareholders (i.e., those whose interest in any class of the Fund did not exceed 5% at any time during the prior 12 months), such amounts generally will be treated as ordinary income (regardless of whether the Fund otherwise reported such distribution as a short-term capital gain dividend or Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such shareholders. If a Fund is subject to the rules of this paragraph, its foreign shareholders may also be subject to “wash sale” rules to prevent the avoidance of the foregoing tax-filing and payment obligations through the sale and repurchase of Fund shares.
Prior to January 1, 2015, the special “look-through” rule discussed above for distributions by the Fund to foreign shareholders also applied to distributions attributable to (i) gains realized by on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC that the Fund was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.
In addition, if a Fund is a USRPHC, it generally must withhold 10% of the amount realized in redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2015, such withholding generally was not required with respect to amounts paid in redemption of shares of a Fund if it was a domestically controlled USRPHC, or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled USRPHCs. The exemption from withholding for redemptions has expired and such withholding is required without regard to whether the Fund or any regulated investment company in which it invests is domestically controlled. It is currently unclear whether Congress will extend this exemption for redemptions made on or after January 1, 2015, and what the terms of any such extension would be, including whether any such extension would have retroactive effect.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Tax-Exempt Shareholders
Each Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes excess inclusion income (as described above) derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. Each Fund has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.
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Tax Shelter Reporting Regulations
Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code, and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”), generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (“IGA”) between the United States and a foreign government, as described more fully below. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund is generally required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays, and after December 31, 2016, 30% of certain Capital Gain Dividends and gross proceeds of the sale, redemption or exchange of Fund shares it pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends).
Payments to a shareholder will generally not be subject to FATCA withholding, provided the shareholder provides a Fund with such certifications, waivers or other documentation or information as the Fund requires, including, to the extent required, with regard to such shareholder’s direct and indirect owners, to establish the shareholder’s FATCA status and otherwise to comply with these rules. In order to avoid withholding, a shareholder that is a “foreign financial institution” (“FFI”) must either (i) become a “participating FFI” by entering into a valid U.S. tax compliance agreement with the IRS, (ii) qualify for an exception from the requirement to enter into such an agreement, for example by becoming a “deemed-compliant FFI,” or (iii) be covered by an applicable IGA between the United States and a non-U.S. government to implement FATCA and improve international tax compliance. In any of these cases, the investing FFI generally will be required to provide its Fund with appropriate identifiers, certifications or documentation concerning its status.
A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with applicable IGAs or other applicable law or regulation.
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Special Tax Considerations Pertaining to State Tax-Exempt Funds
The following summaries of certain tax considerations relating to the state tax-exempt funds set forth below are only intended as general overviews of these tax considerations. They are not intended as detailed explanations of any state’s income tax treatment of any state tax-exempt fund or its shareholders. You should consult your own tax advisor regarding the consequences of your investment in a state tax-exempt fund.
AMT-Free California Intermediate Muni Bond Fund. If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California (California Exempt Securities), then the regulated investment company will be qualified to make distributions that are exempt from California state individual income tax (California exempt-interest distributions). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. Territory obligations. The AMT-Free California Intermediate Muni Bond Fund intends to qualify under the above requirements so that it can pay California exempt-interest distributions.
Within sixty days after the close of its taxable year, the Fund will notify its shareholders of the portion of the distributions paid by the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the
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Fund for such year on California Exempt Securities over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under California state individual income or federal income tax law.
Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of the AMT-Free California Intermediate Muni Bond Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions during the shareholder’s taxable year.
The portion of any of the Fund’s distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of the Fund’s distributions and as to their own California state tax situation, in general.
AMT-Free Georgia Intermediate Muni Bond Fund. The portion of the Fund’s exempt-interest distributions paid to residents of Georgia attributable to interest received by the Georgia Funds on tax-exempt obligations of the State of Georgia or its political subdivision or authorities and other Fund distributions attributable to interest received from obligations issued by the U.S. Government or an authority, commission, instrumentality, possession, or territory thereof will be exempt from Georgia individual and corporate income taxes. There is no Georgia intangibles tax or other personal property tax applicable to the shares of the Georgia Funds owned by investors residing in Georgia. Distributions attributable to capital gains realized from the sale of Georgia municipal bonds and U.S. Government obligations will be subject to the State of Georgia short-term or long-term capital gains tax, which follow the federal income tax treatment. Interest received by a Georgia resident from non-Georgia municipal state bonds and distributions received from mutual funds that derive income from non-Georgia municipal or state bonds will be subject to Georgia income tax.
AMT-Free Maryland Intermediate Muni Bond Fund. The portion of the AMT-Free Maryland Intermediate Muni Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the state of Maryland or its political subdivisions or authorities, or obligations issued by the U.S. Government or an authority, commission, instrumentality, possession, or territory thereof and distributions attributable to gains from the disposition thereof will be exempt from Maryland individual and corporate income taxes; any other Fund distributions will be subject to Maryland income tax. Fund shareholders will be informed annually regarding the portion of the AMT-Free Maryland Intermediate Muni Bond Fund’s distributions that constitutes income exempt from Maryland income taxes. Maryland presently includes in Maryland taxable income a portion of certain items of tax preference as defined in the Code. Interest paid on certain private activity bonds constitutes such a tax preference if the bonds are not tax-exempt obligations of the state of Maryland, a political subdivision or authority of the state of Maryland, or of any other entity authorized under Maryland law to issue obligations the interest on which is excluded from gross income under Section 103 of the Internal Revenue Code. Accordingly, up to 50% of any distributions from the AMT-Free Maryland Intermediate Muni Bond Fund attributable to interest on such private activity bonds may not be exempt from Maryland state and local individual income taxes. Shares of the AMT-Free Maryland Intermediate Muni Bond Fund will not be subject to the Maryland personal property tax.
AMT-Free North Carolina Intermediate Muni Bond Fund. The portion of the AMT-Free North Carolina Intermediate Muni Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of North Carolina or its political subdivisions, commissions, authorities, agencies or non-profit educational institutions organized or chartered under the laws of North Carolina, or obligations issued by the United States or its possessions will be exempt from North Carolina individual and corporate income taxes. Although capital gain distributions generally are subject to tax in North Carolina, individual shareholders of the AMT-Free North Carolina Intermediate Muni Bond Fund may deduct the amount of capital gain distributions (if any) attributable to the sale of certain obligations issued before July 1, 1995 for purposes of determining their North Carolina taxable income.
AMT-Free South Carolina Intermediate Muni Bond Fund. The portion of the AMT-Free South Carolina Intermediate Muni Bond Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest upon obligations of the United States will be exempt from South Carolina individual and corporate income taxes. Distributions of capital gains or income not attributable to interest from tax-exempt obligations of the State of South Carolina, its political subdivisions or exempt interest on obligations of the United States may be subject to South Carolina income taxes.
Although distributions of capital gains and the gain recognized with respect to the sale or exchange of shares of the Fund may be subject to the South Carolina state income tax, individuals, estates and trusts are entitled to a deduction for South Carolina taxable income purposes equal to 44% of the net capital gain recognized in South Carolina during a taxable year. The definition
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of net capital gain for federal income tax purposes is utilized for purposes of this deduction. In the case of estates or trusts, the deduction is applicable only to income taxed to the estate or trust or individual beneficiaries and not income passed through to non-individual beneficiaries.
AMT-Free Virginia Intermediate Muni Bond Fund. The portion of the AMT-Free Virginia Intermediate Muni Bond Fund’s distributions attributable to interest on (i) obligations of Virginia or any political subdivisions or instrumentality of Virginia, and (ii) obligations of the United States and any authority, commission or instrumentality of the United States, that are, in each case, backed by the full faith and credit of the borrowing government, will be exempt from Virginia individual and corporate income tax. Furthermore, any of the AMT-Free Virginia Intermediate Muni Bond Fund’s distributions that are attributable to realized gains from dispositions of the foregoing debt obligations may also be exempt from Virginia income tax.
Minnesota Tax-Exempt Fund. The portion of the Minnesota Tax-Exempt Fund’s exempt-interest distributions attributable to interest received by the Fund on tax-exempt obligations of the State of Minnesota, its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities will be exempt from Minnesota personal income tax for shareholders of the Fund who are individuals, estates or trusts so long as the portion of the exempt-interest distributions from Minnesota that are paid equals or exceeds 95% of all exempt-interest dividends paid by the Fund. In addition, distributions with respect to interest derived from obligations of any authority, commission, or instrumentality of the United States will not be subject to the Minnesota personal income tax for shareholders who are individuals, estates or trusts. Distributions of income not attributable to distributions described in the preceding sentence or capital gains may be subject to Minnesota personal income taxes. In addition, distributions to a corporation will generally be subject to the Minnesota income tax.
Distributions
Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction are shown in the following table.
Only certain dividends will be QDI eligible for the 20% maximum tax rate. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).
Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.
The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end.
Corporate Deduction and Qualified Dividend Income
Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For Funds with fiscal period ending January 31
Capital Allocation Aggressive Portfolio	31.75%	51.13%
Capital Allocation Conservative Portfolio	10.45	17.58
Capital Allocation Moderate Aggressive Portfolio	28.71	47.08
Capital Allocation Moderate Conservative Portfolio	15.46	26.18
Capital Allocation Moderate Portfolio	21.62	35.84
Global Strategic Equity Fund	56.75	77.85
Income Builder Fund	20.59	32.13
Statement of Additional Information – September 1, 2015	195

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For Funds with fiscal period ending February 28/29
Convertible Securities Fund	24.61%	24.72%
Global Equity Value Fund	100.00	100.00
International Opportunities Fund	6.16	100.00
International Value Fund	0.28	100.00
Large Cap Enhanced Core Fund	100.00	100.00
Large Cap Index Fund	93.27	95.37
Marsico 21st Century Fund	0.00	0.00
Marsico Focused Equities Fund	32.40	35.07
Marsico Global Fund	12.87	30.49
Marsico Growth Fund	72.33	79.37
Mid Cap Index Fund	84.35	84.41
Mid Cap Value Fund	55.94	57.68
Overseas Value Fund	0.50	100.00
Select International Equity Fund	0.00	0.00
Select Large Cap Equity Fund	23.22	24.34
Small Cap Index Fund	60.97	61.02
Small Cap Value Fund II	100.00	100.00
For Funds with fiscal period ending March 31
Short Term Bond Fund	0.00	0.00
For Funds with fiscal period ending April 30
AMT-Free CA Intermediate Muni Bond Fund	0.00	0.00
AMT-Free GA Intermediate Muni Bond Fund	0.00	0.00
AMT-Free MD Intermediate Muni Bond Fund	0.00	0.00
AMT-Free NC Intermediate Muni Bond Fund	0.00	0.00
AMT-Free SC Intermediate Muni Bond Fund	0.00	0.00
AMT-Free VA Intermediate Muni Bond Fund	0.00	0.00
Global Infrastructure Fund	62.43	75.56
Short Term Municipal Bond Fund	0.00	0.00
For Funds with fiscal period ending May 31
AP - Multi-Manager Value Fund	52.59	61.63
Commodity Strategy Fund	0.00	0.00
Diversified Equity Income Fund	100.00	100.00
Dividend Opportunity Fund	62.44	81.84
Flexible Capital Income Fund	37.73	40.21
High Yield Bond Fund	0.00	0.00
Mortgage Opportunities Fund	0.00 (a)	0.00 (a)
Multi-Advisor Small Cap Value Fund	34.39	35.73
Select Large-Cap Value Fund	100.00	100.00
Select Smaller-Cap Value Fund	0.00	0.00
Seligman Communications and Information Fund	0.00	0.00
Small/Mid Cap Value Fund	100.00	100.00
U.S. Government Mortgage Fund	0.00	0.00
Statement of Additional Information – September 1, 2015	196

Fund	Percent of dividends qualifying for corporate deduction	Qualified dividend income for individuals
For Funds with fiscal period ending July 31
AMT-Free Tax-Exempt Bond Fund	0.00%	0.00%
Floating Rate Fund	0.00	0.92
Global Opportunities Fund	48.21	55.74
Income Opportunities Fund	0.00	0.00
Inflation Protected Securities Fund	0.00	0.00
Large Core Quantitative Fund	100.00	100.00
Large Growth Quantitative Fund	25.77	30.85
Large Value Quantitative Fund	50.88	51.13
Limited Duration Credit Fund	0.00	0.00
MN Tax-Exempt Fund	0.00	0.00
Money Market Fund	0.00	0.00
For Funds with fiscal period ending August 31
Marsico Flexible Capital Fund	13.50	18.01
For Funds with fiscal period ending October 31
Absolute Return Currency and Income Fund	0.00	0.00
Asia Pacific ex-Japan Fund	0.16	97.02
Emerging Markets Bond Fund	0.00	0.00
European Equity Fund	0.00	100.00
Global Bond Fund	0.00	0.00
Select Global Equity Fund	100.00	100.00
Seligman Global Technology Fund	0.00	0.00
(a)	For the period from April 30, 2014 (commencement of operations) to May 31, 2014.
The Subsidiary
Commodity Strategy Fund (for purposes of this section, the “Fund”) intends to invest a portion of its assets in one or more of its wholly-owned subsidiaries (previously defined collectively as the “Subsidiary”), which will be classified as a corporation for U.S. federal tax purposes. Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income tax unless it is deemed to be engaged in a United States trade or business. The Subsidiary intends to conduct its activities in a manner that is expected to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities for its own account without being deemed to be engaged in a United States trade or business. However, if certain of the Subsidiary’s activities were deemed not to be of the type described in the safe harbor, the activities of the Subsidiary may constitute a United States trade or business.
Even if the Subsidiary is not engaged in a United States trade or business, it may be subject to a U.S. withholding tax at a rate of 30% on all or a portion of its United States source gross income that is not effectively connected with a United States trade or business.
The Subsidiary will be treated as a CFC. The Fund will be treated as a “U.S. Shareholder” of the Subsidiary. As a result, the Fund will be required to include in its gross income all of the Subsidiary’s “subpart F income”. It is expected that all of the Subsidiary’s income will be “subpart F income”. “Subpart F income” is generally treated as ordinary income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income of the Fund. The recognition by the Fund of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will not be taxable to the extent of its previously undistributed “subpart F income”, and will reduce the Fund’s tax basis in the subsidiary.
Statement of Additional Information – September 1, 2015	197

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Management Ownership
As of July 31, 2015, the Trustees and Officers of the Trusts, as a group, beneficially owned less than 1% of each class of shares of each Fund, except as set forth in the table below:
Fund	Class	Percentage of Class Beneficially Owned
Commodity Strategy Fund	Class A	30.53%
Principal Shareholders and Control Persons
The tables below identify the names, address and ownership percentage of each person who owns of record or is known by the Trusts to own beneficially 5% or more of any class of a Fund’s outstanding shares (Principal Holders) or 25% or more of a Fund’s outstanding shares (Control Persons). A shareholder who beneficially owns more than 25% of a Fund’s shares is presumed to “control” the Fund, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. A shareholder who beneficially owns more than 50% of a Fund’s outstanding shares may be able to approve proposals, or prevent approval of proposals, without regard to votes by other Fund shareholders. Additional information about Control Persons, if any, is provided following the tables. The information provided for each Fund is as of a date no more than 30 days prior to the date of filing a post-effective amendment to the applicable Trust’s registration statement with respect to such Fund.
Funds with Fiscal Period Ending January 31:
Except as otherwise indicated, the information below is as of April 30, 2015:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Capital Allocation Aggressive Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	38.47%	38.98%
		Class B	32.10%
		Class C	47.31%
	ASCENSUS TRUST COMPANY FBO MAGUIRE/MAGUIRE INC 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	Class R	13.36%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Y	100.00%	N/A (a)
	GREAT WEST TRUST CO TRST FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class K	95.18%	N/A
		Class R5	90.96%
	HANNAH F HOWE 204 E 83RD ST APT 4 NEW YORK NY 10028-2899	Class Z	5.50%	N/A
	HELEN E HOWE 84 SHOREFRONT PARK NORWALK CT 06854-3753	Class Z	5.60%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	5.34%	N/A
	MG TRUST COMPANY CUST. FBO LIFETIME CARE 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	21.77%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	12.72%	N/A
Statement of Additional Information – September 1, 2015	198

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	97.14%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Z	11.24%	N/A
	RAYMOND JAMES ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.80%	N/A
		Class Z	27.90%
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	5.48%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	5.22%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	15.98%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	15.81%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	18.58%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	8.94%	N/A
Capital Allocation Conservative Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	46.29%	47.44%
		Class B	63.26%
		Class C	54.37%
	ASCENSUS TRUST COMPANY FBO MAGUIRE/MAGUIRE INC 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	Class R	35.80%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Y	100.00%	N/A (a)
	DEBORAH ALEYNE LAPEYRE BARBARA TOMMIE USDIN FBO MULBERRY TECHNOLOGIES INC 401 K 17 W JEFFERSON ST STE 207 ROCKVILLE MD 20850-4227	Class K	95.18%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.41%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	11.34%	N/A
	MATRIX TRUST COMPANY CUST. FBO BANK OF AMERICA, N.A. 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Z	18.59%	N/A
Statement of Additional Information – September 1, 2015	199

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	25.32%	N/A
	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	98.70%	N/A
		Class R5	96.10%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class Z	12.25%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	16.81%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	8.20%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	31.51%	N/A
Capital Allocation Moderate Aggressive Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	29.84%	27.55%
		Class B	32.43%
		Class C	36.49%
	ASCENSUS TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	12.63%	N/A
	CHARLES SCHWAB & CO INC ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	96.68%	N/A
		Class R5	20.07%
		Class Z	5.31%
	CHARLES SCHWAB BANK CUST WOODRIDGE CLINIC SC PS & 401K PLAN 2423 E LINCOLN DR PHOENIX AZ 85016-1215	Class R	13.27%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class Y	100.00%	N/A (a)
	DONALD BLASLAND FBO PW LABORATORIES INC 401K PSP 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	Class R	13.39%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	13.94%	N/A
		Class B	14.74%
		Class C	17.22%
		Class T	20.94%
		Class Z	35.32%
	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.60%	N/A
	MG TRUST COMPANY CUST. FBO LIFETIME CARE 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	21.02%	N/A
Statement of Additional Information – September 1, 2015	200

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	97.29%	N/A
	SEI PRIVATE TRUST COMPANY C/O JOHNSON TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class R5	79.10%	N/A
Capital Allocation Moderate Conservative Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	46.35%	45.65%
		Class B	51.69%
		Class C	55.73%
	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	Class R	5.90%	N/A
	ASCENSUS TRUST COMPANY FBO MCCALLIN DIVERSIFIED INDUSTRIES 401 PO BOX 10758 FARGO ND 58106-0758	Class R	6.72%	N/A
	ASCENSUS TRUST COMPANY FBO PREMIER RETIREMENT PLAN PO BOX 10758 FARGO ND 58106-0758	Class Y	67.03%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	81.13%	N/A (a)
		Class Y	32.97%
	COUNSEL TRUST DBA MATC FBO CONSUMER HEALTH ADVISERS INC 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class K	18.87%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	14.16%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	7.68%	N/A
		Class B	8.73%
		Class C	8.34%
		Class R	30.56%
		Class Z	56.36%
	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.48%	N/A
	MG TRUST COMPANY CUST. FBO CHERNIN ENTERTAINMENT, LLC EMPLOYEE 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	13.10%	N/A
	MG TRUST COMPANY TRUSTEE HOGAN & ASSOCIATES CONSTRUCTION 401 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R4	48.12%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	47.43%	N/A
	SEI PRIVATE TRUST COMPANY CUST C/O JOHNSON BANK ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	Class R5	96.95%	N/A
Statement of Additional Information – September 1, 2015	201

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Capital Allocation Moderate Portfolio	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	48.18%	49.37%
		Class B	52.39%
		Class C	59.06%
	ASCENSUS TRUST COMPANY FBO MAGUIRE/MAGUIRE INC 401 K PS PLA PO BOX 10758 FARGO ND 58106-0758	Class R	7.73%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	61.82%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	8.36%	N/A (a)
		Class Y	100.00%
	DEBORAH ALEYNE LAPEYRE BARBARA TOMMIE USDIN FBO MULBERRY TECHNOLOGIES INC 401 K PROFIT SHARING PLAN & TRUST 17 W JEFFERSON ST STE 207 ROCKVILLE MD 20850-4227	Class K	32.50%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	6.96%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	30.37%	N/A
	MG TRUST COMPANY CUST. FBO LIFETIME CARE 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	33.35%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	27.95%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	91.64%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5	96.90%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z	8.08%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	12.33%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	24.80%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R	8.26%	N/A
Statement of Additional Information – September 1, 2015	202

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Global Strategic Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	23.54%	N/A
		Class B	17.19%
		Class C	16.53%
	ASCENSUS TRUST CO FBO BROWN & JONES REPORTING 401K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	18.18%	N/A
	ASCENSUS TRUST CO FBO RIVERFRONT STEEL 401K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	12.14%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	97.20%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	5.43%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	5.27%	N/A
		Class C	6.58%
		Class Z	7.14%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.55%	N/A
		Class Z	6.07%
	MATRIX TRUST COMPANY FBO LCM ARCHITECTS LLC RET PLAN PO BOX 52129 PHOENIX AZ 85072-2129	Class R	20.50%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	20.72%	N/A
		Class B	22.31%
		Class C	26.73%
		Class Z	71.53%
	MG TRUST CO CUST FBO ALBERT FREI & SONS INC 401K PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	13.61%	N/A
	MG TRUST CO CUST FBO MIRAMAR LABS 401K PROFIT-SHARING 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	13.58%	N/A
	MG TRUST COMPANY CUST. FBO LORTON STONE, LLC RETIREMENT PLAN & 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	10.46%	N/A
	MID ATLANTIC TRUST COMPANY FBO TITAN ENGINEERING AND CONSTRUCTION 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R4	5.20%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	5.11%	N/A
		Class R4	17.79%
Statement of Additional Information – September 1, 2015	203

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	71.58%	N/A
	SEI PRIVATE TRUST CO C/O JOHNSON TRUST COMPANY ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class R5	99.23%	N/A
Income Builder Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	61.28%	58.35%
		Class B	74.56%
		Class C	58.09%
	ASCENSUS TRUST COMPANY PO BOX 10758 FARGO ND 58106-0758	Class R	23.06%	N/A
	ASCENSUS TRUST COMPANY FBO DOUGHERTY AND DOUGHERTY, P.C. PS PL PO BOX 10758 FARGO ND 58106-0758	Class R	14.80%	N/A
	ASCENSUS TRUST COMPANY FBO LA MONTANITA 401(K) SAVINGS PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	9.09%	N/A
	ASCENSUS TRUST COMPANY FBO PLATINUM BANK 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	6.46%	N/A
	ASCENSUS TRUST COMPANY FBO SOUTHERN EYE ASSOCIATES LTD 401K PO BOX 10758 FARGO ND 58106-0758	Class R	7.20%	N/A
	BENEFIT TRUST PRIME PLAN SOLUTION MORROW FAMILY DAYCARE INC 401K 330 W 9TH ST KANSAS CITY MO 64105-1514	Class R	6.83%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	100.00%	N/A (a)
		Class W	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	18.77%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	13.22%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	16.27%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	16.67%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	16.10%	N/A
Statement of Additional Information – September 1, 2015	204

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	14.15%	N/A
		Class R4	32.40%
	PAI TRUST COMPANY INC DR BENJAMIN S HANSON III 401 K 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	9.05%	N/A
	PAI TRUST COMPANY, INC. SOCAL PACIFIC CONSTRUCTION CORP. 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	12.97%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	65.21%	N/A
		Class R5	29.83%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z	13.71%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	35.04%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	9.72%	N/A
Funds with Fiscal Period Ending February 28/29:
Except as otherwise indicated, the information below is as of May 31, 2015:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Convertible Securities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	32.26%	N/A
		Class B	58.70%
		Class C	17.01%
		Class W	97.79%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	19.64%	N/A
	FIIOC FBO DURASAFE INC 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	7.26%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.06%	N/A
		Class Z	5.45%
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	55.15%	N/A
Statement of Additional Information – September 1, 2015	205

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	44.85%	N/A
	MATRIX TRUST COMPANY CUST FBO FLAHARTY & ASSOCIATES, LLC 401(K) 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Y	33.44%	N/A
	MATRIX TRUST COMPANY CUST FBO REYNOLDS PARRINO SPANO & SHADWICK 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Y	35.73%	N/A
	MATRIX TRUST COMPANY CUST FBO SAPONARO, INC 401(K) PLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Y	26.84%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	21.35%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	23.01%	N/A
		Class B	23.06%
		Class C	28.47%
		Class R	74.39%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	11.66%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	12.13%	N/A
		Class R5	14.05%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	78.24%	N/A
	NATIONWIDE TRUST COMPANY/FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class R5	10.05%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	8.72%	N/A
		Class R4	14.06%
		Class R5	23.03%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.94%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	10.57%	N/A
	TD AMERITRADE TRUST COMPANY ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	Class R5	21.00%	N/A
Statement of Additional Information – September 1, 2015	206

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.43%	N/A
Global Equity Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	20.07%	N/A
		Class B	17.24%
		Class C	8.73%
		Class W	81.96%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Z	14.02%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class R5	10.14%
		Class W	18.04%
		Class Y	99.49%
	COMMUNITY BANK NA AS CUST FBO SIMED 1165(E) RETIREMENT PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	Class R	37.77%	N/A
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	25.69%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	5.01%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	18.88%	N/A
	MG TRUST COMPANY CUST. FBO PEPOSE VISION INSTITUTE PC EMP 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	6.10%	N/A
	MID ATLANTIC TRUST CO FBO GEORGE ELLIOTT INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	10.52%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class A	7.21%	N/A
		Class B	5.58%
		Class C	13.46%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	5.63%	N/A
	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	6.08%	N/A
		Class R4	45.19%
Statement of Additional Information – September 1, 2015	207

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	40.33%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	89.86%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	93.75%	N/A
		Class R4	13.26%
International Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	21.93%	N/A
		Class B	23.78%
		Class C	7.32%
	CAPTITAL BANK & TRUST COPMANY TTEE ANDRE PROST INC 401K PSP & TRUST 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	23.55%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B	9.14%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	8.81%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class B	7.54%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.60%	N/A
		Class B	11.34%
		Class C	9.55%
		Class Z	7.10%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	19.24%	N/A
		Class B	22.17%
		Class C	22.57%
		Class Z	21.01%
	MG TRUST CO CUST FBO MCT INC 401K RETPLAN 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	5.05%	N/A
	MID ATLANTIC TRUST COMPANY FBO PERE MARQUETTE EMERGENCY PHYSI 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	6.36%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	13.94%	N/A
		Class Z	23.92%
Statement of Additional Information – September 1, 2015	208

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.07%	N/A
		Class C	9.92%
		Class R4	9.31%
		Class Z	8.64%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	6.65%	N/A
		Class R4	67.72%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.11%	N/A
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	Class R	32.77%	N/A
	T SCHNIEDERMAN & D SPINAK TTEES FBO RETINA CENTER NORTHWEST 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	8.95%	N/A
	TD AMERITRADE TRUST COMPANY C/O HOUSE PO BOX 17748 DENVER CO 80217-0748	Class R4	16.55%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class B	6.95%	N/A
		Class C	6.53%
		Class Z	7.52%
International Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	13.46%	N/A
		Class B	19.15%
	CDS ADMINISTRATIVE SERVICES LLC TTE CONWAY DEUTH & SCHMIESING PLLP 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	13.92%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	14.29%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class B	15.65%	N/A
	FIIOC FBO AIRTRAN AIRWAYS INC 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class Z	13.66%	N/A
	FIIOC FBO STEFFEN BOOKBINDERS INC RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	25.08%	N/A
Statement of Additional Information – September 1, 2015	209

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	32.35%	N/A
		Class C	10.15%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B	13.93%	N/A
		Class C	5.06%
		Class Z	6.86%
	MATRIX TRUST COMPANY CUST FBO ROCHESTER PUB SCH 403(B) 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.21%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	25.64%	N/A
		Class B	7.53%
		Class C	33.66%
		Class Z	17.83%
	MG TRUST COMPANY CUST FBO ROCHESTER CATHOLIC SCHOOLS 403 B 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.69%	N/A
	MG TRUST COMPANY CUST. FBO BLANKET PROPERTIES LLC EMPLOYEES SA 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	14.57%	N/A
	MG TRUST COMPANY CUST. FBO SILVERBLOCK SYSTEMS, INC. 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	6.61%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	10.37%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	8.18%	N/A
		Class Z	23.93%
	PAI TRUST COMPANY INC POPLAR BLUFF REHABILITATION 401 K 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	17.01%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	98.20%	N/A
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 007 LEASE PLAN U S A , INC 401(K) 5350 KEYSTONE CT ROLLING MDWS IL 60008-3812	Class R5	93.14%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.98%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	7.34%	N/A
		Class Z	5.50%
Statement of Additional Information – September 1, 2015	210

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Large Cap Enhanced Core Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	30.04%	N/A
	ASCENSUS TRUST COMPANY FBO PROFESSIONAL STAFF CONGRESS OF CUNY PO BOX 10758 FARGO ND 58106-0758	Class Y	9.87%	N/A
	COLUMBIA THERMOSTAT FUND 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	99.99%	N/A
	KENNETH VONA CONSTRUCTION TTEE FBO KENNETH VONA CONSTRUCTION 401K PLAN C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.72%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	9.93%	64.49%
		Class R	37.07%
		Class Y	87.28%
		Class Z	83.19%
	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	14.03%	N/A
		Class R	8.27%
	NATIONWIDE TRUST COMPANY/FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class R5	55.85%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	17.16%	N/A
		Class R5	11.77%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R5	31.74%	N/A
Large Cap Index Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B	52.07%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class B	11.38%	N/A
	GREAT WEST TRUST CO FBO EMPLOYEE BENEFITS CLIENTS 401(K) PLAN 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class A	6.15%	N/A
	GREAT WEST TRUST CO. AS TRUSTEE FBO CULLEN AND DYKMAN SAVINGS PLAN I 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	Class R5	5.80%	N/A
Statement of Additional Information – September 1, 2015	211

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEF 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002	Class R5	5.75%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	16.25%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	19.72%	N/A
	NATIONAL FINANCIAL SERVICES LLC MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	13.17%	N/A
		Class B	7.32%
		Class R5	10.24%
		Class Z	8.93%
	NATIONWIDE LIFE INSURANCE CO (NACO) C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	Class R5	6.09%	N/A
	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class A	9.33%	N/A
		Class R5	13.24%
		Class Z	5.87%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL 111 FAURECIA USA HOLDINGS, INC. 2800 HIGH MEADOW CIRCLE AUBURN HILLS MI 48326-2772	Class R5	8.00%	N/A
	STATE STREET BANK & TRUST CO ESTHER T KREMER SEP IRA 1148 5TH AVENUE APT 5B NEW YORK NY 10128-0807	Class B	7.88%	N/A
	STATE STREET BK & TR ROTH IRA MATTHEW A MCDONALD 572 S 1200 E MAPLETON UT 84664-4720	Class B	5.54%	N/A
	SUNTRUST BANK FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	6.71%	N/A
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 1200 CROWN COLONY DR CC10313 QUINCY MA 02169-0938	Class R5	11.65%	N/A
Marsico 21st Century Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	31.00%	N/A
		Class B	17.21%
		Class C	5.31%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	5.74%	N/A
Statement of Additional Information – September 1, 2015	212

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	20.29%	N/A
		Class C	9.16%
		Class Z	10.60%
	HARTFORD LIFE INS. CO. ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	22.31%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.72%	N/A
		Class Z	7.21%
		Class C	7.75%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	17.41%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	13.17%	N/A
		Class B	18.75%
		Class C	24.38%
	MID ATLANTIC TRUST COMPANY FBO NORTHLAND CONTROL SYSTEMS INC 401(K 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R4	6.20%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B	8.40%	N/A
		Class C	17.18%
		Class Z	10.84%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R5	28.73%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.53%	N/A
		Class B	6.90%
		Class C	5.62%
		Class R4	22.71%
		Class Z	7.61%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.58%	N/A
		Class B	10.92%
		Class C	5.98%
		Class R4	26.90%
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	Class R	20.74%	N/A
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R4	40.71%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	68.65%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.63%	N/A
		Class Z	24.81%
Statement of Additional Information – September 1, 2015	213

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Marsico Focused Equities Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class A	5.81%	N/A
		Class Z	9.59%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	FIIOC FBO AIRTRAN AIRWAYS INC 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class Z	13.73%	N/A
	FIIOC FBO AIRTRAN AIRWAYS INC 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R4	48.34%	N/A
	FIIOC FBO AIRTRAN AIRWAYS TECHNICAL OPERATIONS RETIREMENT SAVINGS 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R4	11.02%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.36%	N/A
		Class B	13.13%
		Class C	5.26%
		Class Z	8.02%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	8.72%	N/A
		Class Z	5.78%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	31.64%	33.97%
		Class B	52.57%
		Class C	50.62%
		Class Z	24.42%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	12.53%	N/A
		Class Z	8.29%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R5	93.26%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	7.08%	N/A
		Class R4	31.78%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	9.67%	N/A
		Class C	11.73%
		Class Z	6.51%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.21%	N/A
		Class Z	8.00%
Statement of Additional Information – September 1, 2015	214

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Marsico Global Fund	ADAM LEWIS FBO JACKSON NEUROSURGERY CLINIC 401 K PSP 805 S WHEATLEY ST STE 600 RIDGELAND MS 39157-5005	Class R	9.54%	N/A
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	61.19%	43.80%
		Class C	34.24%
	ASCENSUS TRUST COMPANY FBO O MEARA FERGUSON WHELAN & CONWAY PO BOX 10758 FARGO ND 58106-0758	Class R	6.93%	N/A
	COYLE MASCHERI SHUE TTEE FBO CHAPMAN COYLE CHAPMAN & ASSOC C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	60.68%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.10%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS PO BOX 509046 SAN DIEGO CA 92150-9046	Class Z	23.83%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class C	11.13%	N/A
		Class Z	12.73%
	MG TRUST CO CUST FBO NEVADA ADVANCED PAIN SPECIALISTS 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	5.61%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 5TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	Class R4	99.85%	N/A
		Class R5	44.63%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	8.40%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	6.68%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	20.49%	N/A
		Class Z	34.38%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	47.56%	N/A
Statement of Additional Information – September 1, 2015	215

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	16.97%	N/A
Marsico Growth Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	17.40%	N/A
		Class B	5.22%
	CAPITAL BANK & TRUST CO TTEE FBO SEBAGO TECHNICS INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.10%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	33.62%	N/A
		Class Z	8.76%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class W	100.00%
	FIIOC FBO COMMONFUND RETIREMENT SAVINGS PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R5	55.02%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	5.61%	N/A
	HARTFORD LIFE INS. CO. ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	56.94%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	7.71%	N/A
		Class Z	25.18%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B	5.96%	N/A
		Class C	11.85%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	14.06%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	23.37%	N/A
		Class B	48.09%
		Class C	47.07%
		Class R	7.46%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B	5.72%	N/A
		Class C	13.82%
		Class Z	20.38%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	10.61%	N/A
		Class R4	6.52%
		Class Z	6.41%
Statement of Additional Information – September 1, 2015	216

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.64%	N/A
		Class B	9.67%
		Class R4	86.71%
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	Class R	11.24%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	6.66%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.15%	N/A
		Class Z	8.65%
Mid Cap Index Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	5.89%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	17.34%	N/A
		Class Z	11.86%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	10.37%	N/A
		Class Z	34.35%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	5.45%	N/A
		Class R5	6.96%
		Class Z	8.32%
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN: SEP ACCT PORTLAND OR 97204-1093	Class R5	39.97%	N/A
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	Class A	9.84%	N/A
Mid Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	8.50%	N/A
		Class B	14.92%
		Class C	5.14%
		Class W	99.36%
	ASCENSUS TRUST COMPANY FBO HERITAGE VALLEY HEALTH SYSTEM 403(B PO BOX 10758 FARGO ND 58106-0758	Class R5	13.79%	N/A
	CAPITAL BANK & TRUST COMPANY TTEE F SMITHGROUP RA 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	5.94%	N/A
Statement of Additional Information – September 1, 2015	217

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	51.62%	N/A
		Class R5	23.21%
		Class Z	8.36%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class K	48.38%
	DCGT AS TTEE AND /OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	6.48%	N/A
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z	27.89%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	14.48%	N/A
		Class C	12.10%
	GREAT WEST LIFE & ANNUITY FUTURE FU C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	11.69%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R4	17.38%	N/A
		Class Y	5.30%
	HARTFORD LIFE INS. CO. ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	22.10%	N/A
	ING LIFE INSURANCE & ANNUITY CO ING FUND OPERATIONS 1 ORANGE WAY WINDSOR CT 06095-4773	Class A	5.79%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.78%	N/A
	MATRIX TRUST COMPANY, FBO C&D ZODIAC INC 401(K) SAVINGS PLAN PO BOX 52129 PHOENIX AZ 85072-2129	Class Y	6.28%	N/A
	MATRIX TRUST COMPANY, FBO CITY NATIONAL CORPORATION PS PLAN PO BOX 52129 PHOENIX AZ 85072-2129	Class Y	20.57%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	6.11%	N/A
		Class B	7.70%
		Class C	20.11%
		Class Z	17.63%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B	7.73%	N/A
		Class C	11.21%
Statement of Additional Information – September 1, 2015	218

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPARTMENT 4TH FL JERSEY CITY NJ 07310-2010	Class R4	30.14%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	13.10%	N/A
		Class B	7.55%
		Class C	6.29%
		Class R5	23.66%
		Class Y	25.30%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.91%	N/A
		Class B	13.21%
		Class C	6.80%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.74%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class C	5.39%	N/A
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	Class R	10.34%	N/A
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN: SEP ACCT PORTLAND OR 97204-1093	Class R4	34.30%	N/A
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class Y	13.11%	N/A
	VANGUARD FIDUCIARY TRUST CO PO BOX 2600 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Y	14.90%	N/A
Overseas Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	42.01%	42.81%
		Class B	41.18%
		Class C	36.69%
		Class W	100.00%
	BANK OF AMERICA CUSTODIAN PO BOX 843869 ATTN MFO DALLAS TX 75284-3869	Class Z	43.70%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	N/A	N/A	38.75% (a)
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	62.20%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	36.36%	N/A
		Class Z	16.37%
Statement of Additional Information – September 1, 2015	219

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	15.78%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	44.32%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.17%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	26.76%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	11.38%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	5.18%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	12.04%	N/A
Select International Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	23.05%	43.22%
		Class B	26.78%
		Class C	8.76%
		Class W	100.00%
	ASCENSUS TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	Class R	13.30%	N/A
	ASCENSUS TRUST COMPANY FBO HOSPICE ADVANTAGE 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	28.37%	N/A
	ASCENSUS TRUST COMPANY FBO NORDAAS AMERICAN HOMES OF MN LAKE PO BOX 10758 FARGO ND 58106-0758	Class R	8.80%	N/A
	ASCENSUS TRUST COMPANY FBO RHEUMATOLOGY CONSULTANTS PO BOX 10758 FARGO ND 58106-0758	Class R	13.37%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	55.34%	N/A
		Class Z	6.42%
Statement of Additional Information – September 1, 2015	220

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class R4	100.00%
	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	34.15%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.31%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class A	5.55%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	10.09%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	44.27%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class R	8.87%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class K	6.64%	N/A
		Class R5	36.19%
	STATE STREET BANK AND TRUST CO CUST FBO NUSCO NON UNION MEDICAL TRUST 56 PROSPECT ST HARTFORD CT 06103-2818	Class Y	99.98%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	57.16%	N/A
Select Large Cap Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B	31.65%	N/A
		Class C	20.71%
	ASCENSUS TRUST COMPANY FBO BAY STATE MEDICAL 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R5	89.13%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	Class Z	15.66%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	100.00%	29.90% (a)
Statement of Additional Information – September 1, 2015	221

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.77%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	18.60%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	36.48%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	24.95%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	15.41%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B	8.21%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	72.85%	41.37%
		Class B	41.92%
		Class C	22.98%
		Class Z	52.97%
	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY NJ 07311	Class C	20.76%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class Z	5.20%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5	8.97%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.12%	N/A
Small Cap Index Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	14.73%	N/A
		Class B	19.77%
		Class W	99.99%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	6.82%	N/A
		Class Z	6.95%
Statement of Additional Information – September 1, 2015	222

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEF 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002	Class R5	5.65%	N/A
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	8.64%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class Z	31.47%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	8.55%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	5.02%	N/A
		Class R5	14.23%
		Class Z	14.70%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5	8.33%	N/A
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 1200 CROWN COLONY DR QUINCY MA 02169-0938	Class A	5.16%	N/A
		Class K	5.29%
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	80.94%	N/A
Small Cap Value Fund II	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B	15.52%	N/A
	CAPITAL BANK & TRUST CO TTEE W L HALL CO 401K 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	5.70%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class B	5.68%	N/A
		Class R5	26.72%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class A	5.36%	N/A
		Class R	20.13%
		Class R4	9.16%
Statement of Additional Information – September 1, 2015	223

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class Z	12.75%	N/A
	FIFTH THIRD BANK TRUSTEE FBO VARIOUS FASCORP RECORDKEPT PLANS C/O FASCORP 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	9.15%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	21.52%	N/A
		Class C	12.37%
	GREAT-WEST TRUST CO LLC FBO RECORDKEEPING FOR VARIOUS BENEF 8525 E ORCHARD RD C/O MUTUAL FUND TRADING GREENWOOD VILLAGE CO 80111-5002	Class R4	41.18%	N/A
		Class Y	33.26%
	HARTFORD LIFE INS. CO. ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	23.15%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.06%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	7.38%	N/A
		Class C	18.94%
		Class Y	8.26%
		Class Z	17.42%
	N AMRCN DV CRP F 7TH DY ADVNTST TTE ADVENTIST RETIREMENT 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R4	23.23%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	5.94%	27.20%
		Class B	5.91%
		Class C	7.72%
		Class R4	20.63%
		Class R5	9.22%
		Class Y	30.66%
		Class Z	32.73%
	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class R5	10.91%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B	15.70%	N/A
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST WAYNE COUNTY 28 W ADAMS AVE STE 1900 DETROIT MI 48226-1610	Class A	5.16%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class B	7.48%	N/A
		Class C	20.16%
Statement of Additional Information – September 1, 2015	224

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class C	6.97%	N/A
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	Class R	20.72%	N/A
	SUPPLEMENTAL INCOME TRUST FUND PO BOX 8338 BOSTON MA 02266-8338	Class A	18.68%	N/A
	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Class R5	8.10%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	16.39%	N/A
	THE CHRSTAN & MSSIONRY ALLIANCE TTE FBO THE ALLIANCE RET PL C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	15.44%	N/A
	TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	Class Y	5.54%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class B	7.48%	N/A
	VANGUARD FDUCIARY TRUST CO PO BOX 2600 ATTN: OUTSIDE FUNDS VALLEY FORGE PA 19482-2600	Class Y	7.41%	N/A
	VOYA INSTITUTIONAL TRUST COMPANY AS TRUSTEE OR CUSTODIAN FOR CORE 12 RETIREMENT PLANS 30 BRAINTREE HILL OFFICE PARK BRAINTREE MA 02184-8747	Class Y	6.42%	N/A
Funds with Fiscal Period Ending March 31:
Except as otherwise indicated, the information below is as of June 30, 2015:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Short Term Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	37.21%	N/A
		Class B	23.43%
		Class C	9.34%
		Class W	99.85%
	ASCENSUS TRUST COMPANY FBO ANDREINI BROS INC EMPLOYEES PS PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	12.33%	N/A
Statement of Additional Information – September 1, 2015	225

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	ASCENSUS TRUST COMPANY FBO LITTLE MEADOWS EARLY CHILDHOOD CENT PO BOX 10758 FARGO ND 58106-0758	Class R	5.07%	N/A
	ASCENSUS TRUST COMPANY FBO S B I 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	7.53%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	26.78%	N/A
	CLISE PROPERTIES INC 1700 7TH AVE STE 1800 SEATTLE WA 98101-1312	Class Y	14.63%	N/A
	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	100.00%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.44%	N/A
	MATRIX TRUST COMPANY, FBO ARNOLD & PORTER LLP PENSION PLAN & TRUST PO BOX 52129 PHOENIX AZ 85072-2129	Class Y	55.47%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class Z	82.76%	49.89%
		Class A	9.97%
		Class B	34.25%
		Class C	26.86%
		Class R	59.87%
		Class Y	29.84%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	5.17%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	85.17%	N/A
		Class R5	34.79%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	10.17%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	13.16%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	37.88%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	99.53%	N/A
Statement of Additional Information – September 1, 2015	226

Funds with Fiscal Period Ending April 30:
Except as otherwise indicated, the information below is as of July 31, 2015:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMT-Free CA Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	51.81%	N/A
		Class C	9.22%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	69.19%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	99.90%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	11.32%	N/A
		Class C	25.31%
		Class Z	9.45%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.61%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	7.28%	71.09%
		Class C	27.35%
		Class Z	82.17%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	5.64%	N/A
		Class R4	95.82%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	8.91%	N/A
		Class R5	29.29%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	25.80%	N/A
AMT-Free GA Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	6.20%	N/A
		Class C	8.37%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	6.77%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class B	21.86%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	9.51%	N/A
		Class B	34.14%
		Class C	42.07%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	30.75%	N/A
		Class C	5.03%
Statement of Additional Information – September 1, 2015	227

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	31.50%	66.68%
		Class B	37.24%
		Class C	18.97%
		Class Z	84.38%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	6.76%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	7.46%	N/A
		Class R4	53.61%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	41.84%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class C	5.32%	N/A
AMT-Free MD Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	7.77%	N/A
		Class B	44.67%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	20.12%	N/A (a)
		Class R4	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	11.63%	N/A
		Class C	17.47%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	60.94%	81.54%
		Class B	35.21%
		Class C	15.12%
		Class Z	90.52%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	20.85%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	7.15%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class C	7.48%	N/A
	THOMAS MULE & BRENDA D MULE JT WROS 232 WATERFALL CIR LITTLE RIVER SC 29566-7465	Class C	7.48%	N/A
AMT-Free NC Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	13.02%	N/A
Statement of Additional Information – September 1, 2015	228

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	9.70%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A	7.37%	N/A
		Class C	10.70%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	21.63%	N/A
		Class B	72.77%
		Class C	32.71%
		Class Z	8.80%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	19.90%	70.10%
		Class B	17.52%
		Class C	15.14%
		Class Z	83.64%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	19.05%	N/A
		Class C	16.19%
		Class R4	52.12%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	26.99%	N/A
	SEI PRIVATE TRUST CO C/O FRANKLIN STREET ATTN MUTUAL FUNDS ADMIN 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class R4	18.68%	N/A
AMT-Free SC Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	18.29%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	33.99%	N/A (a)
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	Class A	12.73%	N/A
		Class C	7.24%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.86%	N/A
		Class B	52.93%
		Class C	13.13%
		Class Z	5.53%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.67%	N/A
	MARIL & CO FBO 5A C/O M&I TRUST CO, NA 11270 W. PARK PLACE – SUITE 400 MILWAUKEE WI 53224-3638	Class Z	5.79%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	17.98%	61.86%
		Class B	11.83%
		Class C	25.38%
		Class Z	79.20%
Statement of Additional Information – September 1, 2015	229

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	17.44%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	43.73%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	54.85%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class A	8.74%	N/A
		Class C	21.06%
AMT-Free VA Intermediate Muni Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	28.58%	N/A
		Class C	19.12%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	43.92%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	11.02%	N/A
		Class B	45.35%
		Class C	8.54%
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class B	7.95%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	37.58%	78.51%
		Class C	25.25%
		Class Z	91.19%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	9.11%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	97.49%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	16.53%	N/A
Global Infrastructure Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	91.90%	72.15%
		Class B	91.68%
		Class C	74.08%
	ASCENSUS TRUST COMPANY FBO BRIAN P. SOMMER 401(K) PROFIT SHARI PO BOX 10758 FARGO ND 58106-0758	Class R	18.62%	N/A
Statement of Additional Information – September 1, 2015	230

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	97.19%	N/A
	EASON HORTICULTURAL RESRCS INC TTEE EASON HORTICULTURAL RESOURCES INC 4 C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	11.45%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.36%	N/A
		Class Z	8.18%
	JANA MARTIN TTEE FBO AMERICAN INSURANCE TRUST 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.17%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL STRATEGIC EQUITY PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	99.99%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	6.23%	N/A
		Class Z	63.14%
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	38.10%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	15.48%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	83.99%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	15.12%	N/A
		Class R5	43.16%
	R JOHN TANNYHILL III DDS TTEE FBO R JOHN TANNYHILL DDS MD PC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R5	11.08%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	43.99%	N/A
Short Term Municipal Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	26.54%	N/A
		Class C	5.74%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	16.18%	N/A
Statement of Additional Information – September 1, 2015	231

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class B	7.37%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	6.50%	N/A
		Class C	19.53%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class A	17.70%	85.55%
		Class B	87.65%
		Class C	46.00%
		Class Z	92.51%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	6.20%	N/A
		Class C	5.43%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.79%	N/A
		Class R4	39.14%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	59.66%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	82.97%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class A	14.96%	N/A
		Class C	6.56%
Funds with Fiscal Period Ending May 31:
Except as otherwise indicated, the information below is as of August 31, 2014:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AP – Multi-Manager Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	100.00%	100%
Commodity Strategy Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	82.34%	N/A
		Class C	23.27%
	BANK OF AMERICA FBO IM COLIN MOORE ATTN MFO PO BOX 843869 DALLAS TX 75284-3869	Class Z	35.66%	N/A
	BROWN BROTHERS HARRIMAN & CO AS 525 WASHINGTON BLVD JERSEY CITY NJ 07310-1606	Class Z	33.24%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	99.61%	N/A
Statement of Additional Information – September 1, 2015	232

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	5.85%	86.91 (a)
		Class W	100.00%
	FRONTIER TRUST COMPANY FBO J J SUPPLY 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	23.57%	N/A
	FRONTIER TRUST COMPANY FBO SPECTRUM EYE CARE INC 401 K PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	44.27%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.81%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	31.94%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL OPPORTUNITIES FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	37.75%	N/A
	JPMCB NA CUST FOR COLUMBIA RISK ALLOCATION FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.35%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	7.56%	N/A
	MG TRUST COMPANY CUST FBO DANA DENTAL ASSOCIATES 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	13.53%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	34.02%	N/A
	PAI TRUST COMPANY, INC STUDIOPOLIS, INC. 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	15.36%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	9.46%	N/A
		Class C	8.39%
		Class R4	94.15%
	RONALD G & EVELYN K DURSO REVOC TR RONALD G DURSO & EVELYN K DURSO TTE PO BOX 201 MARQUAND MO 63655-0201	Class Z	5.62%	N/A
	STATE STREET BK & TR IRA RONALD G DURSO PO BOX 201 MARQUAND MO 63655-0201	Class Z	11.66%	N/A
Statement of Additional Information – September 1, 2015	233

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE FBO SAMUEL A MCDONOUGH TD AMERITRADE CLEARING INC CUSTODIA 1713 S CRESCENT BLVD YARDLEY PA 19067-3113	Class C	15.94%	N/A
	TD AMERITRADE FBO WILLIAM MICHAEL HARTMAN 12880 AIRPORT RD ATLANTA MI 49709-9289	Class C	5.76%	N/A
Convertible Securities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	24.65%	N/A
		Class B	51.16%
		Class C	16.28%
		Class W	98.35%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	16.97%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	5.37%	N/A
		Class C	9.10%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.56%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	13.67%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	34.32%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	44.01%	N/A
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUSTOMER 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	Class R	83.65%	N/A
		Class A	27.15%
		Class B	27.58%
		Class C	35.75%
		Class Z	24.37%
	MG TRUST COMPANY CUST FBO CMC PENSION PROFESSIONALS 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R4	7.04%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.95%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	10.40%	N/A
		Class R4	61.17%
		Class R5	6.20%
Statement of Additional Information – September 1, 2015	234

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	13.30%	N/A
		Class C	7.56%
		Class R4	28.54%
		Class R5	9.17%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.64%	N/A
	TD AMERITRADE TRUST COMPANY ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	Class R5	63.66%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.61%	N/A
Diversified Equity Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	23.86%	N/A
		Class B	28.00%
		Class C	32.37%
	AMERIPRISE TRUST COMPANY AS TR OF THE VENTUREDYNE LTD SAL DEF INVEST PL 990 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0009	Class R5	24.16%	N/A
	CHARLES SCHWAB & CO INC CUST FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	5.55%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class W	100.00%
	FIIOC FBO AMERICAN HOLDCO, INC. 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class Z	5.56%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.59%	N/A
		Class Z	12.55%
	GREAT WEST TRUST CO TRST FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R4	22.78%	N/A
	GREAT WEST TRUST CO FBO RETIREMENT PLANS 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R5	7.77%	N/A
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class K	7.73%	N/A
		Class R	41.77%
		Class R4	12.98%
Statement of Additional Information – September 1, 2015	235

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Class K	45.41%	N/A
		Class R	21.14%
		Class R4	12.03%
		Class Y	98.89%
	ING NATIONAL TRUST AS TRUSTEE OR CUSTODIAN FOR MERCEDES-BENZ INTERNATIONAL INC RETIREMENT AND SAVINGS PLAN 30 BRAINTREE HILL PARK BRAINTREE MA 02184-8747	Class R5	48.02%	N/A
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST # M200-INVST SPRINGFIELD MA 01111-0002	Class K	5.12%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	7.92%	N/A
	MID ATLANTIC TRUST COMPANY FBO BELL STATE BANK & TRUST MASTER ACCOUNT 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Z	35.27%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	15.01%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	7.34%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	5.19%	N/A
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PE PO BOX 48529 ATLANTA GA 30362-1529	Class R	16.84%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	12.99%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	9.28%	N/A
		Class R4	32.55%
	WELLS FARGO BANK NA FBO GRESHAM, SMITH & PARTNER EE SVGS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class K	12.69%	N/A
Dividend Opportunity Fund	AMERICAN ENTERPRISE INV SVCS 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class K	5.00%	27.71%
		Class A	40.47%
		Class B	30.09%
		Class C	24.86%
		Class W	98.66%
Statement of Additional Information – September 1, 2015	236

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC CUST FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	5.77%	N/A
		Class R4	10.98%
		Class R5	25.22%
		Class Z	15.70%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	13.38%	N/A
	FIIOC FBO TEAM INC SALARY DEFERRAL PLAN AND TRUST 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R4	7.09%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.23%	N/A
		Class Z	9.22%
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	67.57%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	32.43%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	6.09%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	10.41%	N/A
		Class R	15.02%
		Class Z	6.47%
	MID-ATLANTIC TRUST COMPANY CUST FBO HEARTLAND FINANCIAL RETIREMENT PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Y	22.17%	N/A
	MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Class R5	17.50%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.35%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.98%	N/A
		Class C	5.42%
		Class R4	24.41%
		Class R5	17.44%
		Class Y	50.76%
		Class Z	9.01%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	34.53%	N/A
Statement of Additional Information – September 1, 2015	237

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	17.84%	N/A
		Class Z	7.35%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	15.35%	N/A
	SEI PRIVATE TRUST COMPANY C/O BOSTON PRIVATE ID 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class R5	9.49%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	6.63%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	6.13%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO HAMILTON HEALTHCARE 401A ROTH IRA ATTN CHRIS BAUMAN 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	Class K	7.09%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO HAMILTON HEALTHCARE 403B ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	64.32%	N/A
	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO MASON GENERAL HOSPITAL 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	8.05%	N/A
Flexible Capital Income Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	78.74%	45.49%
		Class C	41.96%
		Class W	83.13%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	6.69%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	16.87%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	7.53%	N/A
Statement of Additional Information – September 1, 2015	238

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	8.08%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.01%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	11.56%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	64.34%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.02%	N/A
		Class C	7.44%
		Class Z	22.31%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class C	7.24%	N/A
		Class Z	20.06%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	8.12%	N/A
		Class Z	21.77%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	5.99%	N/A
		Class R4	41.02%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	10.27%	N/A
		Class R	95.29%
		Class R4	30.23%
		Class R5	37.48%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.88%	N/A
		Class Z	12.49%
	SAXON & CO P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	Class R4	28.73%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	52.25%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	9.60%	N/A
Statement of Additional Information – September 1, 2015	239

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
High Yield Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	22.47%	N/A
		Class B	31.17%
		Class C	23.71%
		Class W	99.99%
	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Class R5	5.55%	N/A
	CHARLES SCHWAB & CO INC CUST FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	6.86%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	9.97%	N/A
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY WINDSOR CT 06095-4773	Class R4	60.93%	N/A
		Class K	68.48%
		Class R	58.53%
		Class Y	70.67%
	ING NATIONAL TRUST ONE ORANGE WAY WINDSOR CT 06095-4773	Class K	12.34%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.52%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	84.95%	N/A
	LINCOLN RETIREMENT SERVICES COMPANY FBO HEBREW SENIORLIFE EMPLOYEE PO BOX 7876 FORT WAYNE IN 46801-7876	Class Y	15.57%	N/A
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST # M200-INVST SPRINGFIELD MA 01111-0002	Class K	15.72%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	9.90%	N/A
		Class R	27.41%
		Class Z	50.68%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	5.17%	N/A
		Class Y	8.85%
		Class Z	10.31%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	18.04%	N/A
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR FL 6 QUINCY MA 02169-0938	Class R4	11.71%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	72.99%	N/A
Statement of Additional Information – September 1, 2015	240

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Mortgage Opportunities Fund	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	21.64%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class C	100.00%	96.97% (a)
		Class R4	100.00%
		Class R5	100.00%
		Class W	100.00%
		Class Z	49.44%
	FUNK DAIRY INC 3040 N 3800 E HANSEN ID 83334-5246	Class A	64.70%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.27%	N/A
	JPMCB NA CUST FOR COLUMBIA GLOBAL OPPORTUNITIES FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	21.68%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	59.19%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	38.48%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	7.26%	N/A
	STATE STREET BK & TR IRA RANDOLPH C STEELE 125 LITTLE MEADOW RD GUILFORD CT 06437-2025	Class Z	12.08%	N/A
Multi-Advisor Small Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	27.46%	N/A
		Class B	17.84%
		Class C	18.35%
	BAZACO CLEARY FOLEY GLASS LRSSO TTE PCCS OF NOVA 401K PROFIT SHARING PL C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	Class R	9.35%	N/A
	EQUITABLE LIFE FOR SA NO65 ON BEHALF OF VARIOUS 401K EXPEDITER PLANS 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-0101	Class R	51.37%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	11.08%	N/A
	FRONTIER TRUST COMPANY FBO SELECT ENGINEERING INC RETIREMENT PO BOX 10758 FARGO ND 58106-0758	Class R4	5.17%	N/A
Statement of Additional Information – September 1, 2015	241

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	6.40%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	28.66%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	71.33%	N/A
	JPMORGAN CHASE BANK AS TRUSTEE FBO ALLIANT ENERGY CORP 401K SVGS PLAN C/O JPMORGAN RPS MGMT RPTG TEAM 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	Class R5	60.88%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R	12.34%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	15.88%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	9.47%	N/A
		Class R4	47.02%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL ESECLENDING RETIREMENT SAVINGS 175 FEDERAL ST FL 11 FL 11 BOSTON MA 02110-2221	Class K	32.26%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.64%	N/A
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR FL 6 QUINCY MA 02169-0938	Class K	9.35%	N/A
	TD AMERITRADE TRUST CO PO BOX 17748 DENVER CO 80217-0748	Class R5	5.13%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	40.14%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO COMMONWEALTH OF MA 401A ROTH IRA ATTN CHRIS BAUMAN 2727-A ALLEN PARKWAY, 4-D1 HOUSTON TX 77019-2107	Class K	10.97%	N/A
Statement of Additional Information – September 1, 2015	242

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	VRSCO FBO AIGFSB CUST TTEE FBO FLOYD COUNTY SCHOOLS 403B ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class R4	8.51%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO FLOYD COUNTY SCHOOLS 457B ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class R4	7.16%	N/A
	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO FULTON COUNTY SCHOOLS 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class R4	6.31%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO HARNETT HEALTH SYSTEM ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	5.64%	N/A
	VRSCO FBO AIGFSB CUSTODIAN TRUSTEE FBO JEFFERSON REGIONAL MED CNTR 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class R5	9.01%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO PULLMAN REGIONAL HOSPITAL 401A ROTH IRA ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	9.27%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO PULLMAN REGIONAL HOSPITAL 457B ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class K	14.73%	N/A
	VRSCO FBO AIGFSB CUST TTEE FBO UNIV OF NORTH TEXAS OPT RET PL 403B ROTH IRA 2929 ALLEN PKWY STE A6-20 HOUSTON TX 77019-7117	Class R4	5.50%	N/A
	WILMINGTON TRUST RISC AS CUST FBO ZINPRO CORP 401K PSP PO BOX 52129 PHOENIX AZ 85072-2129	Class Z	10.90%	N/A
Select Large-Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	24.73%	N/A
		Class B	18.32%
		Class W	99.99%
Statement of Additional Information – September 1, 2015	243

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC CUST FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	6.38%	N/A
		Class K	83.99%
		Class R5	26.14%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	16.01%	N/A (a)
	COUNSEL TRUST DBA MATC FBO ALLIANCE DEFENSE FUND INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	7.33%	N/A
	FIIOC FBO ILLINOIS CORN PROCESSING 401(K) & PROFIT SHARING PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R5	8.69%	N/A
	FIIOC FBO MGP INGREDIENTS NON-UNION 401 (K) PROFIT SHARING PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R5	16.01%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	9.13%	N/A
		Class C	9.69%
		Class Z	5.89%
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R5	8.78%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.71%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	53.33%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	26.71%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class A	15.84%	N/A
		Class B	32.28%
		Class C	35.63%
		Class R	63.86%
		Class R4	51.09%
		Class Z	17.56%
	MID ATLANTIC TRUST COMPANY FBO HOLZFASTER CECIL MCKNIGHT & MUES 401 K PLAN 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R5	6.51%	N/A
Statement of Additional Information – September 1, 2015	244

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	5.22%	N/A
		Class B	7.35%
		Class C	11.11%
		Class Z	60.36%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	9.15%	N/A
		Class R4	19.25%
		Class R5	9.11%
	NEW YORK LIFE TRUST COMPANY ATTN WILLIAM G PERRET 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	Class A	6.73%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	29.63%	N/A
		Class R5	10.29%
	SEMAN VIOLINS INC TTEE FBO SEMAN VIOLINS INC 401K C/O FASCORE LLC 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R5	5.90%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	6.89%	N/A
		Class Z	9.15%
Select Smaller-Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	13.49%	N/A
		Class B	9.03%
		Class C	5.52%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	51.96%	N/A
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class R	11.40%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	8.78%	N/A
		Class Z	22.90%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	22.06%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	40.70%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	37.23%	N/A
Statement of Additional Information – September 1, 2015	245

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	6.19%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class R5	10.44%	N/A
		Class C	18.75%
		Class R	54.23%
		Class Z	9.86%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	9.21%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	5.12%	N/A
		Class R4	89.16%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	8.19%	N/A
		Class R5	13.10%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	7.53%	N/A
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class B	10.05%	N/A
		Class Z	12.22%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R5	8.61%	N/A
	T ROWE PRICE TRUST CO TTEE FBO RETIREMENT PLAN CLIENTS PO BOX 17215 BALTIMORE MD 21297-1215	Class Z	24.47%	N/A
	TD AMERITRADE TRUST COMPANY PO BOX 17748 DENVER CO 80217-0748	Class R5	8.48%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	98.29%	N/A
Seligman Communications and Information Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	7.18%	N/A
		Class B	9.63%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	69.18%	N/A
		Class R5	24.75%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class K	9.59%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.01%	N/A
		Class B	9.56%
		Class C	11.59%
		Class Z	21.37%
Statement of Additional Information – September 1, 2015	246

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	Class K	21.23%	N/A
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	23.54%	N/A
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 3RD FL JACKSONVILLE FL 32246-6484	Class A	8.73%	N/A
		Class B	20.23%
		Class C	17.23%
		Class R	15.12%
		Class R4	78.87%
		Class R5	20.82%
		Class Z	27.36%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class A	7.25%	N/A
		Class B	10.43%
		Class C	11.73%
		Class Z	15.70%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	7.48%	N/A
		Class B	5.90%
		Class C	7.12%
		Class R5	20.14%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.95%	N/A
		Class B	8.61%
		Class C	5.88%
		Class R4	5.79%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL MIAMI CHILDREN'S HEALTH SYSTEM 3100 SW 62ND AVE MIAMI FL 33155-3009	Class R4	9.26%	N/A
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL POWER PROFIT SHARING 401 K PLAN 2041 S COBALT POINT WAY MERIDIAN ID 83642-4443	Class R5	6.78%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class B	6.65%	N/A
		Class C	7.47%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	33.26%	N/A
		Class R5	6.39%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.03%	N/A
		Class Z	16.16%
Small/Mid Cap Value Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	33.41%	N/A
		Class B	30.73%
		Class C	30.53%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	10.63%	N/A
Statement of Additional Information – September 1, 2015	247

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	100.00%	N/A (a)
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	Class K	8.19%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	10.83%	N/A
		Class Z	40.96%
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	47.97%	N/A
		Class R4	15.69%
	ING LIFE INSURANCE AND ANNUITY CO ONE ORANGE WAY B3N WINDSOR CT 06095-4773	Class K	29.11%	N/A
		Class R5	25.05%
		Class R	14.87%
	ING NATIONAL TRUST ONE ORANGE WAY B3N WINDSOR CT 06095-4773	Class K	14.91%	N/A
		Class R5	11.10%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	24.98%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	51.99%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	23.03%	N/A
	MASSACHUSETTS MUTUAL LIFE INS CO 1295 STATE ST # M200-INVST SPRINGFIELD MA 01111-0002	Class R	7.68%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class R5	13.64%	N/A
		Class Z	21.26%
	MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Class R5	8.97%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	5.25%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class K	28.13%	N/A
		Class R5	13.87%
Statement of Additional Information – September 1, 2015	248

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	NEW YORK LIFE TRUST COMPANY 690 CANTON ST STE 100 WESTWOOD MA 02090-2344	Class Y	99.96%	N/A
	RELIANCE TRUST COMPANY FBO BBL COMPANIES PO BOX 48529 ATLANTA GA 30362-1529	Class Z	7.20%	N/A
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R4	15.99%	N/A
	TAYNIK & CO C/O STATE STREET BANK & TRUST 1200 CROWN COLONY DR FL 6 QUINCY MA 02169-0938	Class R4	7.95%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	7.63%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class R5	6.73%	N/A
	WELLS FARGO BANK NA TRUSTEE FBO STATE OF ALABAMA DCP 8515 E ORCHARD RD GREENWOOD VILLAGE CO 80111-5002	Class R4	31.90%	N/A
U.S. Government Mortgage Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	10.58%	N/A
		Class B	19.82%
		Class C	14.28%
		Class W	99.83%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	50.13%	N/A
		Class K	68.28%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	11.97%	33.67% (a)
	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	19.19%	N/A
	COUNSEL TRUST DBA MATC FBO HARVARD MANAGEMENT SOLUTIONS 401(K) PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class K	19.75%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	5.78%	N/A
		Class C	8.25%
	GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R4	5.62%	N/A
Statement of Additional Information – September 1, 2015	249

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	9.42%	N/A
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE GROWTH 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	7.29%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	6.92%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	21.69%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	13.23%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	13.98%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	22.07%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	11.35%	N/A
		Class Z	20.01%
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class A	8.94%	N/A
		Class B	29.63%
		Class C	19.53%
		Class Z	41.34%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	9.39%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.83%	N/A
		Class R4	29.03%
		Class R5	14.60%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	27.83%	N/A
		Class R5	5.19%
	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST PL OSI SYSTEMS, INC. 401(K) 12525 CHADRON AVE HAWTHORNE CA 90250-4807	Class R4	7.65%	N/A
Statement of Additional Information – September 1, 2015	250

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R4	15.36%	N/A
	SUNTRUST BANK FBO VARIOUS SUNTRUST OMNIBUS ACCOUNTS 8515 E ORCHARD RD GREENWOOD VLG CO 80111-5002	Class R5	9.33%	N/A
	TAYNIK & CO C/O INVESTORS BANK & TRUST CO 200 CLARENDON ST FL 17 BOSTON MA 02116-5097	Class R4	13.31%	N/A
	WELLS FARGO BANK FBO FOREMOST 401K PSP & TRUST 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class R5	6.34%	N/A
Funds with Fiscal Period Ending July 31:
Except as otherwise indicated, the information below is as of October 31, 2014:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
AMT-Free Tax-Exempt Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	11.21%	N/A
		Class B	18.75%
		Class C	31.19%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5	11.22%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	7.20%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	50.75%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	9.80%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	12.57%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	85.05%	N/A
		Class R5	88.78%
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.23%	N/A
		Class Z	25.36%
Floating Rate Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	46.23%	N/A
		Class B	34.98%
		Class C	28.26%
Statement of Additional Information – September 1, 2015	251

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CBNA AS CUSTODIAN FBO FRINGE BENEFITS DESIGN RETIREMENT P 6 RHOADS DR STE 7 UTICA NY 13502-6317	Class R	20.56%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUND 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	8.51%	N/A
		Class R4	59.57%
		Class K	90.82%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	9.18%	N/A (a)
		Class W	100.00%
	COREPOINTE INSURANCE COMPANY 401 S OLD WOODWARD AVE BIRMINGHAM MI 48009-6612	Class Z	14.66%	N/A
	EMJAY CORPORATION CUSTODIAN FBO PLANS OF GREAT WEST FINANCIAL 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	Class R5	8.05%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	95.22%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	7.53%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class C	10.49%	N/A
		Class R	28.31%
		Class Z	22.81%
	MID ATLANTIC TRUST COMPANY FBO SCHAGRIN GAS CO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	25.08%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	10.54%	N/A
		Class Z	24.25%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	5.43%	N/A
		Class R4	8.76%
		Class R5	79.38%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	28.33%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	5.03%	N/A
		Class Z	13.87%
Global Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	16.84%	N/A
		Class B	37.78%
		Class C	40.64%
Statement of Additional Information – September 1, 2015	252

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	86.31%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R	100.00%	N/A (a)
		Class R4	100.00%
		Class R5	100.00%
		Class W	100.00%
	DONNA C KNIGHT & JEFFREY L KNIGHT TTEES DONNA C KNIGHT LIVING TRUST U/A 07/24/1998 15 SYLVAN LN WESTON MA 02493-1027	Class Z	51.59%	N/A
	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	13.69%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	20.26%	N/A
	STATE STREET BK & TR IRA JEFFREY L KNIGHT 15 SYLVAN LN WESTON MA 02493-1027	Class Z	6.60%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	5.29%	N/A
Income Opportunities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	72.04%	N/A
		Class B	26.42%
		Class C	35.85%
		Class W	99.92%
	ASCENSUS TRUST COMPANY FBO DENNIS F MEYER INC 401 K PO BOX 10758 FARGO ND 58106-0758	Class R	14.07%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	37.45%	N/A
		Class K	8.02%
	COLUMBIA THERMOSTAT FUND C/O PAULA RYAN 227 W MONROE ST STE 3000 CHICAGO IL 60606-5018	Class I	38.86%	N/A
	FIIOC FBO FATE THERAPEUTICS INC 401(K) PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	9.60%	N/A
	FIIOC FBO PAREX USA INC 401(K) PLAN 100 MAGELLAN WAY COVINGTON KY 41015-1987	Class R	5.02%	N/A
Statement of Additional Information – September 1, 2015	253

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	FIIOC FBO TOM BELL GROUP 401(K) RETIREMENT PLAN 100 MAGELLAN WAY (KW1C) COVINGTON KY 41015-1987	Class R	12.73%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	8.85%	N/A
		Class C	6.28%
	GREAT WEST TRUST CO TRST FBO EMPLOYEE BENEFITS CLIENTS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class K	90.87%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	27.62%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	22.36%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.31%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	Class B	16.31%	N/A
		Class C	9.43%
		Class Z	65.62%
		Class Y	98.80%
	MG TRUST COMPANY CUST FBO THE ANDERSON COMPANY L L C 401 K 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	7.61%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class B	5.64%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	7.54%	N/A
		Class R4	71.26%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	27.16%	N/A
	SMC CONSULTING ENGINEERS P C TTEE SMC CONSULTING ENGINEERS P C 401 K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	32.83%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	61.92%	N/A
Statement of Additional Information – September 1, 2015	254

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Inflation Protected Securities Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	27.85%	N/A
		Class B	19.28%
		Class C	18.76%
		Class W	99.98%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	25.34%	33.24% (a)
		Class R5	11.94%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.84%	N/A
		Class Z	74.45%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.77%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.23%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	16.68%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	17.32%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	39.20%	N/A
	MATRIX TRUST COMPANY CUST. FBO LAW OFFICES OF ROSEMARIE ARNOLD 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	68.41%	N/A
	MG TRUST COMPANY CUST FBO DIAMOND CARPETS INC EMPLOYEES SAV 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	6.05%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	38.32%	N/A
		Class R	79.32%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.02%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	35.03%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class B	6.11%	N/A
Statement of Additional Information – September 1, 2015	255

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R5	51.93%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	16.79%	N/A
Large Core Quantitative Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	5.45%	N/A
		Class C	14.86%
		Class W	100.00%
	ASCENSUS TRUST CO FBO RHEUMATOLOGY CONSULTANTS WNY PC 401 FRONTIER TRUST CO PO BOX 10577 FARGO ND 58106-0577	Class R	6.60%	N/A
	ASCENSUS TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	Class R	11.83%	N/A
	ASCENSUS TRUST COMPANY FBO HOSPICE ADVANTAGE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	15.74%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	48.33%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	12.22%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	43.06%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	8.35%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	21.76%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	5.13%	N/A
	JPMCB NA CUST FOR COLUMBIA VP-ASSET ALLOCATION FUND 14201 N DALLAS PKWAY FL 13 DALLAS TX 75254-2916	Class I	6.76%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	8.22%	N/A
Statement of Additional Information – September 1, 2015	256

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	17.00%	N/A
		Class C	5.94%
		Class R	41.46%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	9.44%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	36.00%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	62.84%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	5.19%	N/A
	VOYA INSTITUTIONAL TRUST COMPANY AS TRUSTEE OR CUSTODIAN FOR MERCEDES-BENZ INTER INC RET & SAVINGS PLAN 30 BRAINTREE HILL PARK BRAINTREE MA 02184-8747	Class R5	97.04%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	75.44%	N/A
	WELLS FARGO BANK FBO CRENLO RETIREMENT 401 K 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class K	17.76%	N/A
	WELLS FARGO BANK FBO PALADIN BRANDS 401 K 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class K	5.66%	N/A
Large Growth Quantitative Fund	AMERICAN ENTERPRISE INV SVCS, INC ATTN: MFIS CUSTOMER 2003 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0020	Class B	5.49%	N/A
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	79.37%	N/A
		Class B	13.17%
		Class C	22.10%
		Class W	100.00%
	ASCENSUS TRUST COMPANY FBO FLINCH & BRUNS FUNERAL HOME INC 40 PO BOX 10758 FARGO ND 58106-0758	Class R	87.26%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	100.00%	37.2% (a)
		Class R	10.63%
		Class R5	8.73%
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	12.09%	N/A
Statement of Additional Information – September 1, 2015	257

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	32.41%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	8.96%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	25.75%	N/A
	JPMCB NA CUST FOR COLUMBIA LIFEGOAL GROWTH PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	15.21%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	72.37%	N/A
		Class C	7.15%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	10.83%	N/A
		Class C	27.14%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R5	91.27%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	10.41%	N/A
Large Value Quantitative Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	34.66%	N/A
		Class B	24.25%
		Class C	15.88%
		Class W	100.00%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	100.00%	46.96% (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class B	12.80%	N/A
	JPMCB NA AS CUSTO FOR THE SC529 PL COLUMBIA AGGRESSIVE GROWTH 529 PORT 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	9.85%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA GROWTH 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	13.29%	N/A
Statement of Additional Information – September 1, 2015	258

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA MODERATE 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	9.24%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA MODERATE GROWTH 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	8.97%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.84%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	45.34%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.49%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	26.13%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	7.36%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class B	10.51%	N/A
		Class T	13.71%
		Class Z	45.54%
		Class A	9.58%
		Class C	21.76%
		Class R	63.43%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	5.43%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class B	10.37%	N/A
	PAI TRUST COMPANY INC TERRELL HUNDLEY & CARROLL RIGHT OF 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	35.92%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.13%	N/A
		Class B	5.95%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	5.59%	N/A
Statement of Additional Information – September 1, 2015	259

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	SAXON & CO P O BOX 7780-1888 PHILADELPHIA PA 19182-0001	Class A	5.80%	N/A
Limited Duration Credit Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	60.27%	N/A
		Class B	28.91%
		Class C	40.68%
		Class W	99.99%
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Z	11.08%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	96.17%	N/A
		Class K	91.48%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	8.52%	N/A (a)
		Class Y	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.96%	N/A
		Class Z	7.59%
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATELY CONSERVATIVE 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	5.02%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	22.53%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	36.13%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	29.17%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	10.09%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	5.94%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class C	8.95%	N/A
		Class Z	13.05%
	MINNESOTA LIFE INS COMPANY ATTN KENNETH MONTAGUE 400 ROBERT STREET NORTH ST PAUL MN 55101-2099	Class R4	23.07%	N/A
Statement of Additional Information – September 1, 2015	260

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class Z	16.73%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	45.57%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	31.09%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class Z	5.91%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	15.25%	N/A
MN Tax-Exempt Fund	AMERICAN ENTERPRISE INV SVCS, INC ATTN: MFIS CUSTOMER 2003 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0020	Class B	5.74%	N/A
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	18.80%	N/A
		Class B	39.53%
		Class C	41.04%
		Class Z	14.54%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R5	100.00%	N/A (a)
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	6.62%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	13.08%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	22.38%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	12.64%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	84.42%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	27.94%	N/A
Statement of Additional Information – September 1, 2015	261

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Money Market Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class B	5.90%	N/A
		Class C	6.71%
		Class W	88.31%
	ASCENSUS TRUST COMPANY FBO ED FAGAN, INC. 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	7.22%	N/A
	ASCENSUS TRUST COMPANY FBO FEI INC 401 K PROFIT SHARING PLA PO BOX 10758 FARGO ND 58106-0758	Class C	5.70%	N/A
	ASCENSUS TRUST COMPANY FBO HOSPICE ADVANTAGE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class R	7.73%	N/A
	ASCENSUS TRUST COMPANY FBO MYTHICS, INC. 401(K) PS PLAN AND TR PO BOX 10758 FARGO ND 58106-0758	Class R5	84.11%	N/A
	BANK OF AMERICA NA FBO CGSC CAPITAL, INC PO BOX 843869 DALLAS TX 75284-3869	Class Z	17.66%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class W	11.69%	N/A (a)
	COUNSEL TRUST DBA MATC FBO HOUSING PARTNERSHIP INC 401K PSP & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R5	5.18%	N/A
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	5.11%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN COLUMBIA LEGACY CAPITAL PRESERVATION 529 PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	16.08%	N/A
	JPMCB NA AS CUSTODIAN FOR THE SC529 PLAN FS LEGACY CAPITAL PRESERVATION PORTFOLIO 14201 DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	10.15%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	98.49%	N/A
	MG TRUST COMPANY CUST FBO BTECH INC 401 K PROFIT SHARING PLA 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	7.05%	N/A
	MLPF&S 4800 DEER LAKE DRIVE EAST, 3RD FL. JACKSONVILLE FL 32246-6484	Class B	9.48%	N/A
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class Z	14.82%	N/A
Statement of Additional Information – September 1, 2015	262

Funds with Fiscal Period Ending August 31:
Except as otherwise indicated, the information below is as of November 30, 2014:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Marsico Flexible Capital Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	78.16%	40.94%
		Class C	58.17%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	25.07%	N/A
	ASCENSUS TRUST COMPANY FBO SPRING DESIGN PARTNERS INC PROFIT PO BOX 10758 FARGO ND 58106-0758	Class R	6.39%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class A	9.08%	29.97%
		Class R5	78.66%
		Class Z	58.73%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	ERNEST Y CHOU & MELBA J CHOU TTEE F CHOU CHEMICAL COMPANY PSP 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	54.20%	N/A
	FIIOC FBO MGP INGREDIENTS NON-UNION 401(K) & PROFIT SHARING PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R5	13.71%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Z	21.96%	N/A
	LPL FINANCIAL FBO CUSTOMER ACCOUNTS 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	5.58%	N/A
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	94.22%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	5.62%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.01%	N/A
		Class Z	6.97%
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	Class Z	5.75%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	12.20%	N/A
Statement of Additional Information – September 1, 2015	263

Funds with Fiscal Period Ending October 31:
Except as otherwise indicated, the information below is as of January 31, 2015:
Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
Absolute Return Currency and Income Fund	AMERICAN ENTERPRISE INV SVCS, INC ATTN: MFIS CUSTOMER 2003 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0020	Class B	43.50%	N/A
		Class C	10.36%
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	41.72%	N/A
		Class B	42.67%
		Class C	25.86%
		Class W	87.15%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class R4	67.59%	59.54% (a)
		Class R5	100.00%
		Class W	12.85%
		Class Y	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	6.44%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	7.34%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	48.17%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	9.07%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	33.36%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class Z	68.48%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.96%	N/A
		Class Z	10.20%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class C	8.35%	N/A
		Class R4	32.41%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class C	8.81%	N/A
Statement of Additional Information – September 1, 2015	264

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	STATE STREET BANK & TRUST CUST FBO DONA M RENDLEN IRA 1015 ANEMONE RD FOUR SEASONS MO 65049-6620	Class C	5.15%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	6.18%	N/A
	UMBSC & CO FBO FBO ISM NON TRADITIONAL FUND PO BOX 419260 KANSAS CITY MO 64141-6260	Class Z	9.35%	N/A
Asia Pacific ex-Japan Fund	ACTION FABRICATORS INC TTEE FBO ACTION FABRICATORS INC PSP 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	38.86%	N/A
	ALAN J PINNICK & MARILYN K PINNICK JTTEN 712 PHAETON PL INDIANAPOLIS IN 46227-2524	Class C	7.06%	N/A
	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	25.18%	N/A
	CAPITAL BANK & TRUST CO TTEE FBO EVERETT GASKINS HANCOCK LLP 401K PS 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	13.82%	N/A
	COLUMBIA MANAGEMENT ADVISORS INC NOMINEE FOR VARIOUS COLUMBIA FUNDS ATTN JANE HOWARD FBO: RLD 225 FRANKLIN ST FL 25 BOSTON MA 02110-2888	Class Z	18.83%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	DEMETRIOS ZIOZIS TTEE FBO LINON HOME DECOR PRODUCTS INC 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	6.20%	N/A
	KERRI KOESSLER & CHRISTOPHE KOESSLER JT WROS 1071 LONGFELLOW AVE CAMPBELL CA 95008-7110	Class C	6.35%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	56.62%	N/A
	MG TRUST COMPANY CUST FBO KUCHLER POLK SCHELL WEINER & RICHES 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	19.56%	N/A
	NALINI S NAIK 5 KILBURN CT CHERRY HILL NJ 08003-1965	Class Z	6.86%	N/A
	PAI TRUST COMPANY, INC STUDIOPOLIS, INC. 401(K) P/S PLAN 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	5.05%	N/A
Statement of Additional Information – September 1, 2015	265

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	6.98%	N/A
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	8.24%	N/A
		Class Z	23.94%
	STATE STREET BANK & TRUST CUST FBO DEAN C GASSMAN IRA 53 MANCHESTER CT CARMEL IN 46032-9508	Class C	7.29%	N/A
	STATE STREET BK & TR IRA FBO MARLENE WOOD 9700 ENCHANTO RD ATASCADERO CA 93422-7111	Class C	17.59%	N/A
	STATE STREET BK & TR IRA PATRICIA M DALY 426 GREAT FALLS ST FALLS CHURCH VA 22046-2608	Class Z	17.52%	N/A
	STATE STREET BK & TR IRA RICHARD A HIGA 1913 JACK RABBIT WAY LAS VEGAS NV 89128-2636	Class C	5.24%	N/A
	STATE STREET BK & TR IRA ROSEMARIE KATO 17218 ALFRED AVE CERRITOS CA 90703-1112	Class C	14.10%	N/A
	STATE STREET BK & TR IRA YUKIKO KAWAHARA 567 N 17TH ST SAN JOSE CA 95112-1735	Class C	7.06%	N/A
	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	Class Z	29.33%	N/A
	WESTMEYER DENTAL INC TTEE FBO WESTMEYER DENTAL INC PSP 401K C/O FASCORE LLC 8515 E ORCHARD RD # 2T2 GREENWOOD VLG CO 80111-5002	Class R	15.63%	N/A
Emerging Markets Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	39.45%	N/A
		Class B	39.98%
		Class C	8.80%
		Class W	97.85%
	CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201-1787	Class Y	45.24%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class R5	13.29%	N/A
		Class K	17.68%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	46.84%	42.03% (a)
Statement of Additional Information – September 1, 2015	266

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	COUNSEL TRUST DBA MATC FBO SAVINGS INCENTIVE & PS PLAN FOR EE S OF THE HOBBY LOBBY GRP 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class Y	14.80%	N/A
	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	35.48%	N/A
		Class C	19.13%
		Class Z	22.67%
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE GROWTH 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	5.78%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	11.36%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	7.03%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	11.39%	N/A
	JPMCB NA CUST FOR COLUMBIA INCOME BUILDER FUND 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	66.51%	N/A
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.82%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class B	5.61%	N/A
		Class C	12.20%
		Class R	22.36%
		Class Z	7.82%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	16.91%	N/A
		Class Z	8.58%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	6.12%	N/A
		Class R4	90.41%
		Class R5	7.58%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	5.11%	N/A
		Class R5	59.37%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	12.19%	N/A
		Class Z	8.42%
	SAMMONS FINANCIAL NETWORK LLC 4546 CORPORATE DR STE 100 WEST DES MOINES IA 50266-5911	Class R	69.16%	N/A
Statement of Additional Information – September 1, 2015	267

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	13.00%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	8.64%	N/A
		Class Z	8.49%
	WILMINGTON TRUST RISC AS TTEE FBO VICTORY CAPITAL MANAGEMENT INC 401K PO BOX 52129 PHOENIX AZ 85072-2129	Class Y	35.70%	N/A
European Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	45.18%	N/A
		Class B	31.52%
		Class C	31.11%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	11.26%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class K	20.07%	62.78% (a)
		Class W	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class C	7.13%	N/A
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	16.19%	N/A
	JPMCB NA AS CUST FOR THE SC529 PLAN COLUMBIA MODERATE GROWTH 529 PORTFOLIO 14201 N DALLAS PARKWAY FL 13 DALLAS TX 75254-2916	Class Z	20.26%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	14.02%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE AGGRESSIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	41.93%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE CONSERVATIVE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	8.34%	N/A
	JPMCB NA CUST FOR COLUMBIA CAPITAL ALLOCATION MODERATE PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class I	28.35%	N/A
Statement of Additional Information – September 1, 2015	268

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA AGGRESSIVE GROWTH 529 PORTFOLIO 14201N DALLAS PKWY FL 13 DALLAS TX 75254	Class Z	19.18%	N/A
	JPMCB NA CUST FOR SC529 PLAN COLUMBIA GROWTH 529 PORTFOLIO 14201 N DALLAS PKWY FL 13 DALLAS TX 75254-2916	Class Z	22.07%	N/A
	MG TRUST COMPANY CUST. FBO UROLOGIC SURGERY, P.C. 401(K) PROFI 717 17TH ST STE 1300 DENVER CO 80202-3304	Class K	68.67%	N/A
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	11.34%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	16.87%	N/A
		Class Z	5.04%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class R4	99.01%	N/A
		Class R5	8.98%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	84.18%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	12.42%	N/A
Global Bond Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	24.87%	N/A
		Class B	38.22%
		Class C	27.34%
		Class W	87.85%
	BAND & CO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	Class Z	13.11%	N/A
	BENEFIT TRUST TTEE PETERS INSURANCE & REAL ESTATE 401K 330 W 9TH ST KANSAS CITY MO 64105-1514	Class R	24.83%	N/A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	27.23%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class R	29.67%
		Class W	12.15%
		Class Y	100.00%
	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	5.28%	N/A
	MID ATLANTIC TRUST COMPANY FBO TECVAR INC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	41.33%	N/A
Statement of Additional Information – September 1, 2015	269

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	MLP FENNER & SMITH INC FBO SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	Class C	6.11%	N/A
	NANCY MANN FBO MANNS JEWELERS INC 401(K) PROFIT SHARING PLAN & TRUST 2945 MONROE AVE ROCHESTER NY 14618-4601	Class K	64.08%	N/A
	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY NJ 07310-2010	Class Z	13.92%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Z	57.77%	N/A
Select Global Equity Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	13.58%	N/A
		Class B	23.98%
		Class C	12.64%
	ASCENSUS TRUST CO FBO CACHE COMMODITIES INC 401K RETIRE PO BOX 10758 FARGO ND 58106-0758	Class R	12.59%	N/A
	ASCENSUS TRUST COMPANY FBO FINANCIAL NETWORK AUDIT, LLC 401(K) PO BOX 10758 FARGO ND 58106-0758	Class R	13.08%	N/A
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
		Class W	100.00%
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class Z	11.28%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class C	14.15%	N/A
		Class R	41.61%
		Class Z	16.74%
	MG TRUST COMPANY CUST FBO APPLIED RELIABILITY ENGINEERING 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	30.80%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	6.86%	N/A
		Class Z	21.76%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R5	98.01%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class Z	24.02%	N/A
Statement of Additional Information – September 1, 2015	270

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	WELLS FARGO BANK FBO 1525 W W T HARRIS BLVD CHARLOTTE NC 28262-8522	Class K	99.57%	N/A
Seligman Global Technology Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	12.63%	N/A
		Class B	14.35%
	ASCENSUS TRUST COMPANY FBO CHALET DENTAL CARE 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	Class K	28.59%	N/A
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT ATTENTION MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class K	57.20%	N/A
		Class R5	69.29%
	COLUMBIA MGMT INVESTMENT ADVSR LLC ATTN KATRINA MACBAIN 50807 AMERIPRISE FINANCIAL CTR MINNEAPOLIS MN 55474-0508	Class I	100.00%	N/A (a)
	FIIOC FBO REV1 POWER SERVICES INC 401(K) PROFIT SHARING PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class R4	26.91%	N/A
	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class K	5.50%	N/A
		Class C	7.18%
		Class Z	12.79%
	HARTFORD LIFE INSURANCE COMPANY ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	Class R	48.24%	N/A
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	Class A	6.69%	N/A
		Class C	16.29%
		Class R	12.47%
		Class Z	34.81%
	MID ATLANTIC TRUST COMPANY FBO LCM FX LLC 401 K PROFIT SHARING PLAN & TRUST 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R4	12.70%	N/A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2, 3RD FLOOR JERSEY CITY NJ 07311	Class C	9.78%	N/A
		Class Z	9.11%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class R4	14.27%	N/A
	PATTERSON & CO FBO ISSI RETIREMENT PLAN 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28262-8522	Class R5	14.43%	N/A
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	9.42%	N/A
		Class C	6.45%
		Class R4	44.99%
Statement of Additional Information – September 1, 2015	271

Fund	Shareholder Name and Address	Share Class	Percentage of Class	Percentage of Fund (if greater than 25%)
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.74%	N/A
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class R5	14.64%	N/A
	UBS WM USA OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class B	8.52%	N/A
		Class C	7.10%
		Class Z	34.21%
(a)	Combination of all share classes of Columbia Management initial capital and/or affiliated funds-of-funds’ investments.
American Enterprise Investment Services Inc., a Minnesota corporation, is a subsidiary of Ameriprise Financial, Inc.
Bank of America, N.A., a national banking association organized under the laws of the United States, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, a Delaware corporation, are subsidiaries of Bank of America Corporation.
Charles Schwab & Co., Inc., a California corporation, is a subsidiary of The Charles Schwab Corporation.
National Financial Services, LLC, a Delaware limited liability company, is wholly owned by Fidelity Global Brokerage Group, Inc., a wholly owned subsidiary of FMR LLC.
The Investment Manager, a Minnesota limited liability company, is a subsidiary of Ameriprise Financial, Inc. Other Columbia Funds managed by the Investment Manager may hold more than 25% of a Fund.
Statement of Additional Information – September 1, 2015	272

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the 1940 Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Board.
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC-on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Additionally, for Columbia Floating Rate Fund:
Columbia Floating Rate Fund (the Fund) is one of several defendants to an adversary bankruptcy proceeding captioned Official Committee of Unsecured Creditors of TOUSA, Inc., et al. v. Citicorp North America, Inc., et al. (the Lawsuit), (In re TOUSA, Inc., et al.), pending in the U.S. Bankruptcy Court, Southern District of Florida (the Bankruptcy Court). The Fund and several other defendants (together, the Senior Transeastern Defendants) were lenders to parties involved in a joint venture with TOUSA, Inc. (TOUSA) on a $450 million Credit Agreement dated as of August 1, 2005 (the Credit Agreement). In 2006, the administrative agent under the Credit Agreement brought claims against TOUSA alleging that certain events of default had occurred under the Credit Agreement thus triggering the guaranties (the Transeastern Litigation). On July 31, 2007, TOUSA and the Senior Transeastern Defendants reached a settlement in the Transeastern Litigation pursuant to which the Fund (as well as the other Senior Transeastern Defendants) released its claims and was paid $1,052,271. To fund the settlement, TOUSA entered into a $500 million credit facility with new lenders secured by liens on the assets of certain of TOUSA’s subsidiaries. On January 29, 2008, TOUSA and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. In August 2008, the Committee of Unsecured Creditors of TOUSA (Committee) filed the Lawsuit, seeking as to the Fund and the other Senior Transeastern Defendants a return of the money the Senior Transeastern Defendants received as part of the Transeastern Litigation settlement. The Lawsuit went to trial in July 2009, and the Bankruptcy Court ordered the Fund and the other Senior Transeastern Defendants to disgorge the money they received in settlement of the Transeastern Litigation. The Senior Transeastern Defendants, including the Fund, appealed the Bankruptcy Court’s decision to the District Court for the Southern District of Florida (the District Court). To stay execution of the judgment against the Fund pending appeal, the Fund deposited $1,327,620 with the Bankruptcy Court clerk of court. On February 11, 2011, the District Court entered an opinion and order quashing the Bankruptcy Court’s decision as it relates to the liability of the Senior Transeastern Defendants and ordering that “[t]he Bankruptcy Court’s imposition of remedies as to the [Senior Transeastern Defendants] is null and void.” On March 8, 2011, the Committee appealed the District Court’s order to the Eleventh Circuit Court of Appeals. On May 15, 2012, the Eleventh Circuit issued an order reversing the decision of the District Court. A petition for rehearing by the entire panel of the Eleventh Circuit was filed and denied. The District Court will now review and decide several remaining appeal issues. An initial hearing is scheduled for November 20, 2014.
Statement of Additional Information – September 1, 2015	273

APPENDIX A — DESCRIPTION OF RATINGS
The ratings of S&P, Moody’s and Fitch represent their opinions as to quality. These ratings are not absolute standards of quality and are not recommendations to purchase, sell or hold a security. Issuers and issues are subject to risks that are not evaluated by the rating agencies. When a security is not rated by one of these agencies, it is designated as Not Rated. Securities designated as Not Rated do not necessarily indicate low credit quality, and for such securities the Investment Manager evaluates the credit quality.
S&P’s Debt Ratings
Long-Term Issue Credit Ratings
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Short-Term Issue Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper.
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
Statement of Additional Information – September 1, 2015	A-1

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
Moody’s Long-Term Debt Ratings
Global Long-Term Rating Scale
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Global Short-Term Rating Scale
Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability to repay short-term debt obligations.
Issuers (or supporting institutions) rated Prime-3 (P-3) have an acceptable ability to repay short-term obligations.
Issuers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.
US Municipal Short-Term Debt and Demand Obligation Ratings
While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
Statement of Additional Information – September 1, 2015	A-2

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
The MIG 1 designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
The MIG 2 designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
The MIG 3 designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
The SG designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
The VMIG 1 designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
The VMIG 2 designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
The VMIG 3 designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
The SG designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Fitch’s Ratings
Corporate Finance Obligations – Long-Term Rating Scales
AAA: Highest credit quality.
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative.
‘B’ ratings indicate that material credit risk is present.
Statement of Additional Information – September 1, 2015	A-3

CCC: Substantial credit risk.
‘CCC’ ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk.
‘CC’ ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk.
‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
F1: Highest short-term credit quality.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality.
Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk.
Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default.
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Statement of Additional Information – September 1, 2015	A-4

APPENDIX B — PROXY VOTING GUIDELINES
Effective February 1, 2015
Set forth on the following pages are guidelines (the Guidelines) adopted and used by the Board or the Investment Manager in voting proxies for the Columbia Funds overseen by the Board. The Guidelines are organized by issue and present certain factors that may be considered in making proxy voting determinations. In accordance with the Funds' Proxy Voting Policy, the Board has delegated proxy voting authority to the Investment Manager in most circumstances. The Investment Manager has engaged a third party firm to provide proxy research services (the third party research provider) to assist it in this function. The Board or the Investment Manager may, in exercising its fiduciary discretion, determine to vote any proxy in a manner contrary to these Guidelines.
Directors, Boards, Committees
Elect Directors
In a routine election of directors, the Funds generally will vote FOR the slate nominated by the nominating committee of independent directors, who are in the best position to know what qualifications are needed for each director to contribute to an effective board. The Funds generally will WITHHOLD support from a nominee who fails to meet one or more of the following criteria:
■	Independence — A nominee who is deemed an affiliate of the company by virtue of a material business, familial or other relationship with the company but is otherwise not an employee.
■	Attendance — A nominee who failed to attend at least 75% of the board’s meetings.
■	Over Boarding — A nominee who serves on more than four other public company boards or an employee director nominee who serves on more than two other public company boards.
■	Committee Membership — A nominee who has been assigned to the audit, compensation, nominating, or governance committee if that nominee is not independent of management, or if the nominee does not meet the specific independence and experience requirements for audit committees or the independence requirements for compensation committees.
■	Audit Committee Chair — A nominee who serves as audit committee chair where the committee failed to put forth shareholder proposals for ratification of auditors.
■	Board Independence — A nominee of a company whose board as proposed to be constituted would have more than one-third of its members from management.
■	Interlocking Directorship — A nominee who is an executive officer of another company on whose board one of the company’s executive officers sits.
■	Poor Governance — A nominee involved with options backdating, financial restatements or material weakness in controls, approving egregious compensation, or who has consistently disregarded the interests of shareholders.
The Funds will vote on a CASE-BY-CASE basis on any director nominee who meets the aforementioned criteria but whose candidacy has otherwise been identified by the third party research provider as needing further consideration for any reason not identified above.
In the case of contested elections, the Funds will vote on a CASE-BY-CASE basis, taking into consideration the above criteria and other factors such as the background of the proxy contest, the performance of the company, current board and management, and qualifications of nominees on both slates.
Shareholder Nominations for Director
The Funds will vote on a CASE-BY-CASE basis for shareholder-nominated candidates for director, taking into account various factors including, but not limited to: company performance, the circumstances compelling the nomination by the shareholder, composition of the incumbent board, and the criteria listed above used to evaluate nominees.
Shareholder Nominations for Director — Special Criteria
The Funds generally will vote in accordance with recommendations made by the third party research provider, which are typically based on the view that board nominating committees are responsible for establishing and implementing policies regarding the composition of the board and are therefore in the best position to make determinations with respect to special nominating criteria.
Statement of Additional Information – September 1, 2015	B-1

Director Independence and Committees
The Funds generally will vote FOR proposals that require all members of a board’s key committees (audit, compensation, nominating or governance) be independent from management.
Independent Board Chair/Lead Director
The Funds generally will vote FOR proposals supporting an independent board chair or lead director and FOR the separation of the board chair and CEO roles, as independent board leaders foster the effectiveness of the independent directors and ensure appropriate oversight of management.
Removal of Directors
The Funds generally will vote FOR proposals that amend governing documents to grant or restore shareholder ability to remove directors with cause, and AGAINST proposals that provide directors may be removed only by supermajority vote. The Funds will vote on a CASE-BY-CASE basis on proposals calling for removal of specific directors.
Board Vacancies
The Funds generally will vote in accordance with recommendations made by the third party research provider in the case of vacancies filled by continuing directors, taking into account factors including whether the proposal is in connection with a proxy contest or takeover situation.
Cumulative Voting
In the absence of proxy access rights or majority voting, the Funds generally will vote FOR the restoration or provision for cumulative voting and AGAINST its elimination.
Majority Voting
The Funds generally will vote FOR amendments to governing documents that provide that nominees standing for election to the board must receive a majority of votes cast in order to be elected to the board.
Number of Directors
The Funds generally will vote FOR amendments to governing documents that provide directors the authority to adjust the size of the board to adapt to needs that may arise.
Term Limits
The Funds generally will vote AGAINST proposals seeking to establish a limit on director terms or mandatory retirement.
General Corporate Governance
Right to Call a Special Meeting
The Funds generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR adoption, considering factors such as proposed ownership threshold, company size, and shareholder ownership, but will not support proposals allowing for investors with less than 10% ownership to call a special meeting.
Eliminate or Restrict Right to Call Special Meeting
The Funds generally will vote AGAINST proposals to eliminate the right of shareholders to call special meetings.
Lead Independent Director Right to Call Special Meeting
The Funds generally will vote FOR governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.
Adjourn Meeting
The Funds will vote on a CASE-BY-CASE basis on adjournment proposals and generally in the same direction as the primary proposal (i.e., if supporting the primary proposal, favor adjournment; if not supporting the primary proposal, oppose adjournment).
Other Business
The Funds generally will vote AGAINST proposals seeking to give management the authority to conduct or vote on other business at shareholder meetings on the grounds that shareholders not present at the meeting would be unfairly excluded from such deliberations.
Statement of Additional Information – September 1, 2015	B-2

Eliminate or Restrict Action by Written Consent
The Funds generally will vote AGAINST proposals to eliminate the right of shareholders to act by written consent since it may be appropriate to take such action in some instances.
Vote Unmarked Proxies
The Funds generally will vote FOR proposals prohibiting voting of unmarked proxies in favor of management.
Proxy Contest Advance Notice
The Funds generally will vote AGAINST proposals to amend governing documents that require advance notice for shareholder proposals or director nominees beyond notice that allows for sufficient time for company response, SEC review, and analysis by other shareholders.
Minimum Stock Ownership
The Funds will vote on a CASE-BY-CASE basis on proposals regarding minimum stock ownership levels.
Director and Officer Indemnification
The Funds generally will vote FOR the provision of a maximum dollar amount that can be obtained through the course of legal action from a director or officer who acts in good faith and does not benefit from a transaction.
Confidential Voting
The Funds generally will vote FOR actions that ensure all proxies, ballots, and voting tabulations which identify shareholders be kept confidential, except where disclosure is mandated by law. The Funds support the proposal to minimize pressure on shareholders, particularly employee shareholders.
Miscellaneous Governing Document Amendments
The Funds generally will vote FOR bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).
Change Company Name
The Funds generally will vote FOR routine business matters such as changing the company’s name.
Approve Minutes
The Funds generally will vote FOR routine procedural matters such as approving the minutes of a prior meeting.
Change Date/Time/Location of Annual Meeting
The Funds will vote in accordance with the recommendation of the third party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.
Approve Annual, Financial and Statutory Reports
The Funds generally will vote FOR proposals to approve the annual reports and accounts, financial and statutory reports, provided companies required to comply with U.S. securities laws have included the certifications required by the Sarbanes Oxley Act of 2002.
Compensation
Approve or Amend Omnibus Equity Compensation Plan
The Funds generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR adoption or amendments to omnibus (general) equity compensation plans for employees or non-employee directors if they are reasonable and consistent with industry and country standards, and AGAINST compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features.
Approve or Amend Stock Option Plan
The Funds generally will vote in accordance with recommendations made by the third party research provider, which are typically based on factors including cost, size, and pattern of grants in comparison to peer groups, history of repricing, and grants to senior executives and non-employee directors.
Approve or Amend Employee Stock Purchase Plan
The Funds generally will vote in accordance with recommendations made by the third party research provider, which are typically based on factors including the plan’s cost to shareholders, whether those costs are in line with the company’s peer’s plans, and whether the plan requires shareholder approval within five years.
Statement of Additional Information – September 1, 2015	B-3

Approve or Amend Performance-Based 162(m) Compensation Plan
The Funds generally will vote in accordance with recommendations made by the third party research provider, which are typically based on factors that consider the goal of the plan and in particular the linkage between potential payments to senior executives and the attainment of preset performance-based metrics.
Approve or Amend Restricted Stock Plan
The Funds generally will vote in accordance with recommendations made by the third party research provider, which considers such factors as the balance of all equity grants and awards, the term and other restrictions in place for restricted stock.
Stock Option Repricing or Exchanges
The Funds generally will vote in accordance with recommendations made by the third party research provider on matters relating to the repricing of stock options, which are typically based on factors such as whether the amending terms lead to a reduction in shareholder rights, allow the plan to be amended without shareholder approval, or change the terms to the detriment of employee incentives such as excluding a certain class or group of employees. The Funds generally will vote FOR proposals to put stock option repricings to a shareholder vote.
Performance-Based Stock Options
The Funds will vote on a CASE-BY-CASE basis regarding proposals urging that stock options be performance-based rather than tied to the vagaries of the stock market.
Ban Future Stock Option Grants
The Funds generally will vote AGAINST proposals seeking to ban or eliminate stock options in equity compensation plans as such an action would preclude the company from offering a balanced compensation program.
Require Stock Retention Period
The Funds generally will vote FOR proposals requiring senior executives to hold stock obtained by way of a stock option plan for a minimum of three years.
Require Approval of Extraordinary Benefits
The Funds generally will vote FOR proposals specifying that companies disclose any extraordinary benefits paid or payable to current or retired senior executives and generally will vote AGAINST proposals requiring shareholder approval of any such extraordinary benefits.
Pay for Performance
The Funds will vote on a CASE-BY-CASE basis regarding proposals seeking to align executive compensation with shareholders’ interests.
Say on Pay
The Funds generally will vote in accordance with recommendations made by the third party research provider, taking into consideration the company’s pay for performance results and certain elements of the Compensation Discussion and Analysis disclosure.
Executive Severance Agreements
The Funds generally will vote in accordance with recommendations made by the third party research provider on these proposals regarding approval of specific executive severance arrangements in the event of change in control of a company or due to other circumstances.
Approve or Amend Deferred Compensation Plans for Directors
The Funds generally will vote FOR approval or amendments to deferred compensation plans for non-employee directors, so that they may defer compensation earned until retirement.
Set Director Compensation
The Funds generally will vote AGAINST proposals that seek to limit director compensation or mandate that compensation be paid solely in shares of stock.
Director Retirement Plans
The Funds generally will vote AGAINST the adoption or amendment of director retirement plans on the basis that directors should be appropriately compensated while serving and should not view service on a board as a long-term continuing relationship with a company.
Statement of Additional Information – September 1, 2015	B-4

Business Entity and Capitalization
Common or Preferred Stock — Increase in Authorized Shares or Classes
The Funds will vote on a CASE-BY-CASE basis regarding proposals to increase authorized shares of common stock or to add a class of common stock, taking into consideration the company’s capital goals that may include stock splits, stock dividends, or financing for acquisitions or general operations. With respect to proposals seeking to increase authorized shares of preferred stock, to add a class of preferred stock, to authorize the directors to set the terms of the preferred stock or to amend the number of votes per share of preferred stock, the Funds will vote on a CASE-BY-CASE basis on the grounds that such actions may be connected to a shareholder rights’ plan that the Funds also will consider on a CASE-BY-CASE basis.
Common or Preferred Stock – Decrease in Authorized Shares or Classes
The Funds generally will vote FOR proposals seeking to decrease authorized shares of common or preferred stock or the elimination of a class of common or preferred stock.
Common Stock — Change in Par Value
The Funds generally will vote FOR proposals to change the par value of the common stock, provided that the changes do not cause a diminution in shareholder rights.
Authorize Share Repurchase Program
The Funds generally will vote FOR proposals to institute or renew open market share repurchase plans in which all shareholders may participate on equal terms.
Stock Splits
The Funds generally will vote FOR stock split proposals on the grounds that they intended to encourage stock ownership of a company.
Private Placements, Conversion of Securities, Issuance of Warrants or Convertible Debentures
The Funds generally will vote FOR the issuance of shares for private placements, the conversion of securities from one class to another, and the issuance of warrants or convertible debentures on the grounds that such issuances may be necessary and beneficial for the financial health of the company and may be a low cost source of equity capital. The Funds generally will vote AGAINST any such issuance or related action if the proposal would in any way result in new equity holders having superior voting rights, would result in warrants or debentures, when exercised, holding in excess of 20 percent of the currently outstanding voting rights, or if the proposal would in any way diminish the rights of existing shareholders.
Issuance of Equity or Equity-Linked Securities without Subscription Rights (Preemptive Rights)
The Funds generally will vote FOR proposals that seek shareholder approval of the issuance of equity, convertible bonds or other equity-linked debt instruments, or to issue shares to satisfy the exercise of such securities that are free of subscription (preemptive) rights on the grounds that companies must retain the ability to issue such securities for purposes of raising capital. The Funds generally will vote AGAINST any proposal where dilution exceeds 20 percent of the company’s outstanding capital.
Recapitalization
The Funds generally will vote FOR recapitalization plans that combine two or more classes of stock into one class, or that authorize the company to issue new common or preferred stock for such plans. The Funds generally will vote AGAINST recapitalization plans that would result in the diminution of rights for existing shareholders.
Merger Agreement
The Funds will vote on a CASE-BY-CASE basis on proposals seeking approval of a merger or merger agreement and all proposals related to such primary proposals, taking into consideration the particular facts and circumstances of the proposed merger and its potential benefits to existing shareholders.
Going Private
The Funds will vote on a CASE-BY-CASE basis on proposals that allow listed companies to de-list and terminate registration of their common stock, taking into consideration the cash-out value to shareholders, and weighing the value in continuing as a publicly traded entity.
Statement of Additional Information – September 1, 2015	B-5

Reincorporation
The Funds will vote on a CASE-BY-CASE basis on reincorporation proposals, taking into consideration whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights. The Funds generally will vote AGAINST the proposal unless the long-term business reasons for doing so are valid. The Funds generally will vote FOR proposals to consider reincorporating in the United States if a company left the country for the purpose of avoiding taxes.
Bundled Proposals
The Funds generally will vote in accordance with recommendations made by the third party research provider on “bundled” or otherwise conditioned proposals, which are determined depending on the overall economic effects to shareholders.
Defense Mechanisms
Shareholder Rights’ Plan (Poison Pill)
The Funds will vote on a CASE-BY-CASE basis regarding management proposals seeking ratification of a shareholder rights’ plan, including a net operating loss (NOL) shareholder rights’ plan, or stockholder proposals seeking modification or elimination of any existing shareholder rights’ plan.
Supermajority Voting
The Funds generally will vote FOR the elimination or material diminution of provisions in company governing documents that require the affirmative vote of a supermajority of shareholders for approval of certain actions, and generally will vote AGAINST the adoption of any supermajority voting clause.
Control Share Acquisition Provisions
The Funds generally will vote FOR proposals to opt out of control share acquisition statutes and generally will vote AGAINST proposals seeking approval of control share acquisition provisions in company governing documents on the grounds that such provisions may harm long-term share value by effectively entrenching management. The ability to buy shares should not be constrained by requirements to secure approval of the purchase from other shareholders.
Anti-Greenmail
The Funds generally will vote FOR proposals to adopt anti-greenmail governing document amendments or to otherwise restrict a company’s ability to make greenmail payments.
Classification of Board of Directors
The Funds generally will vote FOR proposals to declassify a board and AGAINST proposals to classify a board, absent special circumstances that would indicate that shareholder interests are better served by voting to the contrary.
Auditors
Ratify or Appoint Auditors
The Funds generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR ratification or appointment except in situations where there are questions about the relative qualification of the auditors, conflicts of interest, auditor involvement in significant financial restatements, option backdating, material weaknesses in controls, or situations where independence has been compromised.
Prohibit or Limit Auditor’s Non-Audit Services
The Funds generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes AGAINST these proposals since it may be necessary or appropriate for auditors to provide a service related to the business of a company and that service will not compromise the auditors’ independence. In addition, Sarbanes-Oxley legislation spells out the types of services that need pre-approval or would compromise independence.
Indemnification of External Auditor
The Funds generally will vote AGAINST proposals to indemnify external auditors on the grounds that indemnification agreements may limit pursuit of legitimate legal recourse against the audit firm.
Indemnification of Internal Auditor
The Funds generally will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.
Statement of Additional Information – September 1, 2015	B-6

Social and Environmental
Disclose Environmental or Social Agenda
Proposals that seek disclosure, often in the form of a report, on items such as military contracts or sales, environmental or conservation initiatives, business relationships with foreign countries, or animal welfare or other environmental and social issues, will be reviewed and, if after considering the proposal the Investment Manager believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Funds generally will ABSTAIN from voting.
Socially Responsible Investing
Proposals that seek to have a company take a position on social or environmental issues will be reviewed and, if after considering the proposal the Investment Manager believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Funds generally will ABSTAIN from voting.
Prohibit or Disclose Contributions and Lobbying Expenses
The Funds generally will vote in accordance with recommendations made by the third party research provider, which typically considers the proposal in the context of the company’s current disclosures, Federal and state laws, and whether the proposal is in shareholders’ best interests.
Disclose Prior Government Service
Proposals seeking a company to furnish a list of high-ranking employees who served in any governmental capacity over the last five years will be reviewed and, if after considering the proposal the Investment Manager believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Funds generally will ABSTAIN from voting.
Change in Operations or Products Manufactured or Sold
Proposals seeking to change the way a company operates (e.g., protect human rights, sexual orientation, stop selling tobacco products, move manufacturing operations to another country, etc.) will be reviewed and, if after considering the proposal the Investment Manager believes the matter may bear on the long-term value creation or sustainability of the company, a vote FOR or AGAINST may be cast, otherwise the Funds generally will ABSTAIN from voting.
Foreign Issues
Foreign Issues — Directors, Boards, Committees
Approve Discharge of Management (Supervisory) Board
The Funds generally will vote in accordance with recommendations made by the third party research provider, which typically recommends votes FOR approval of the board, based on factors including whether there is an unresolved investigation or whether the board has participated in wrongdoing. This is a standard request in Germany and discharge is generally granted unless a shareholder states a specific reason for withholding discharge and intends to take legal action.
Announce Vacancies on Management (Supervisory) Board
The Funds generally will vote FOR proposals requesting shareholder approval to announce vacancies on the board, as is required under Dutch law.
Approve Director Fees
The Funds generally will vote in accordance with recommendations made by the third party research provider on proposals seeking approval of director fees.
Foreign Issues — General Corporate Governance
Digitalization of Certificates
The Funds generally will vote FOR proposals seeking shareholder approval to amend a company’s articles of incorporation to eliminate references to share certificates and beneficial owners, and to make other related changes to bring the articles in line with recent regulatory changes for Japanese companies.
Authorize Filing of Required Documents and Other Formalities
The Funds generally will vote FOR proposals requesting shareholders authorize the holder of a copy of the minutes of the general assembly to accomplish any formalities required by law, as is required in France.
Statement of Additional Information – September 1, 2015	B-7

Propose Publications Media
The Funds generally will vote FOR proposals requesting shareholders approve the designation of a newspaper as the medium to publish the company’s meeting notice, as is common in Chile and other countries.
Clarify Articles of Association or Incorporation
The Funds generally will vote FOR proposals seeking shareholder approval of routine housekeeping of the company’s articles, including clarifying items and deleting obsolete items.
Update Articles of Association or Incorporation with Proxy Results
The Funds generally will vote FOR proposals requesting shareholders approve changes to the company’s articles of association or incorporation to reflect the results of a proxy vote by shareholders, which is a routine proposal in certain country’s proxies.
Conform Articles of Association or Incorporation to Law or Stock Exchange
The Funds generally will vote FOR proposals requesting shareholder approval to amend the articles of association or incorporation to conform to new requirements in local or national law or rules established by a stock exchange on which its stock is listed.
Authorize Board to Ratify and Execute Approved Resolutions
The Funds generally will vote FOR proposals requesting shareholder approval to authorize the board to ratify and execute any resolutions approved at the meeting.
Prepare and Approve List of Shareholders
The Funds generally will vote FOR proposals requesting shareholder approval for the preparation and approval of the list of shareholders entitled to vote at the meeting, which is a routine formality in European countries.
Authorize Company to Engage in Transactions with Related Parties
The Funds generally will vote FOR proposals requesting shareholder approval for the company, its subsidiaries, and target associated companies to enter into certain transactions with persons who are considered “interested parties” as defined in Chapter 9A of the Listing Manual of the Stock Exchange of Singapore (SES), as the SES related-party transaction rules are fairly comprehensive and provide shareholders with substantial protection against insider trading abuses.
Amend Articles to Lower Quorum Requirement for Special Business
The Funds generally will vote on a CASE-BY-CASE basis on proposals seeking to amend the articles to lower the quorum requirement to one-third for special business resolutions at a shareholder meeting, which is common when certain material transactions such as mergers or acquisitions are to be considered by shareholders.
Change Date/Location of Annual Meeting
The Funds will vote in accordance with the recommendation of the third party research provider on proposals to change the date, time or location of the company’s annual meeting of shareholders.
Elect Chairman of the Meeting
The Funds generally will vote FOR proposals requesting shareholder approval to elect the chairman of the meeting, which is a routine meeting formality in certain European countries.
Authorize New Product Lines
The Funds generally will vote FOR proposals requesting shareholder approval to amend the company’s articles to allow the company to expand into new lines of business.
Approve Financial Statements, Directors’ Reports and Auditors’ Reports
The Funds generally will vote FOR proposals that request shareholder approval of the financial statements, directors’ reports, and auditors’ reports.
Foreign Issues — Compensation
Approve Retirement Bonuses for Directors/Statutory Auditors
The Funds generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of retirement bonuses to retiring directors and/or statutory auditors, which is a standard request in Japan, because information to justify the proposal is typically insufficient.
Statement of Additional Information – September 1, 2015	B-8

Approve Payment to Deceased Director’s/Statutory Auditor’s Family
The Funds generally will ABSTAIN from voting on proposals requesting shareholder approval for the payment of a retirement bonus to the family of a deceased director or statutory auditor, which is a standard request in Japan, because information to justify the proposal is typically insufficient.
Foreign Issues — Business Entity, Capitalization
Set or Approve the Dividend
The Funds generally will vote FOR proposals requesting shareholders approve the dividend rate set by management.
Approve Allocation of Income and Dividends
The Funds generally will vote FOR proposals requesting shareholders approve a board’s allocation of income for the current fiscal year, as well as the dividend rate.
Approve Scrip (Stock) Dividend Alternative
The Funds generally will vote FOR proposals requesting shareholders authorize dividend payments in the form of either cash or shares at the discretion of each shareholder, provided the options are financially equal. The Funds generally will vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Authorize Issuance of Equity or Equity-Linked Securities
The Funds generally will vote FOR proposals requesting shareholder approval to permit the board to authorize the company to issue convertible bonds or other equity-linked debt instruments or to issue shares to satisfy the exercise of such securities.
Authorize Issuance of Bonds
The Funds generally will vote FOR proposals requesting shareholder approval granting the authority to the board to issue bonds or subordinated bonds.
Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value
The Funds generally will vote FOR proposals requesting shareholder approval to increase authorized stock by capitalizing various reserves or retained earnings, which allows shareholders to receive either new shares or a boost in the par value of their shares at no cost.
Increase Issued Capital for Rights Issue
The Funds generally will vote FOR proposals requesting shareholder approval to increase issued capital in order to offer a rights issue to current registered shareholders, which provides shareholders the option of purchasing additional shares of the company’s stock, often at a discount to market value, and the company will use the proceeds from the issue to provide additional financing.
Board Authority to Repurchase Shares
The Funds generally will vote FOR proposals requesting that a board be given the authority to repurchase shares of the company on the open market, with such authority continuing until the next annual meeting.
Authorize Reissuance of Repurchased Shares
The Funds generally will vote FOR proposals requesting shareholder approval to reissue shares of the company’s stock that had been repurchased by the company at an earlier date.
Approve Payment of Corporate Income Tax
The Funds generally will vote FOR proposals seeking approval for the use by a company of its reserves in order to pay corporate taxes, which is common practice in Europe.
Cancel Pre-Approved Capital Issuance Authority
The Funds generally will vote FOR proposals requesting shareholders cancel a previously approved authority to issue capital, which may be necessary in Denmark as companies there do not have authorized but unissued capital that they may issue as needed like their counterparts in other countries.
Allotment of Unissued Shares
The Funds generally will vote FOR proposals requesting that shareholders give the board the authority to allot or issue unissued shares.
Statement of Additional Information – September 1, 2015	B-9

Authority to Allot Shares for Cash
The Funds generally will vote FOR proposals requesting that shareholders give the board the ability to allot a set number of authorized but unissued shares for the purpose of employee share schemes and to allot equity securities for cash to persons other than existing shareholders up to a limited aggregate nominal amount (a percentage of the issued share capital of the company).
Foreign Issues – Defense Mechanisms
Authorize Board to Use All Outstanding Capital
The Funds will vote on a CASE-BY-CASE basis on proposals requesting shareholders authorize the board, for one year, to use all outstanding capital authorizations in the event that a hostile public tender or exchange offer is made for the company, which is a common anti-takeover measure in France similar to the way U.S. companies use preferred stock.
Foreign Issues — Auditors
Approve Special Auditors’ Report
The Funds generally will vote FOR proposals that present shareholders of French companies, as required by French law, with a special auditor’s report that confirms the presence or absence of any outstanding related party transactions. At a minimum, such transactions (with directors or similar parties) must be previously authorized by the board. This part of the French commercial code provides shareholders with a mechanism to ensure an annual review of any outstanding related party transactions.
Appoint Statutory Auditor
The Funds generally will vote FOR proposals requesting shareholder approval to appoint the internal statutory auditor, designated as independent internal auditor as required by the revised Japanese Commercial Code.
Foreign Issues — Social and Environmental
Authorize Company to Make EU Political Organization Donations
The Funds generally will ABSTAIN from voting on proposals that seek authorization for the company to make EU political organization donations and to incur EU political expenditures.
Statement of Additional Information – September 1, 2015	B-10

APPENDIX C — DESCRIPTION OF STATE RISK FACTORS
The state tax-exempt and state municipal bond Funds invest primarily in municipal securities issued by a single state and political sub-divisions of that state. Each state tax-exempt and state municipal bond Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This exposure to factors affecting the state’s tax-exempt investments will be significantly greater than that of more geographically diversified funds, and may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities in a given state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. At times, the Fund and other accounts managed by the Investment Manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may focus on a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a Fund’s shares to change more than the values of shares of funds that invest more diversely. The yields on the securities in which the Funds invest generally are dependent on a variety of factors, including among others, the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will be particularly sensitive to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other further developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.
Certain events may adversely affect investments within a particular sector in a state. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a sector. Investing mostly in state-specific, tax-exempt investments makes the Funds more vulnerable to the relevant state’s economy and to factors affecting tax-exempt issuers in the state than would be true for more geographically diversified funds. These risks include, among others:
■	the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;
■	natural disasters and ecological or environmental concerns;
■	the introduction of constitutional or statutory limits on a tax-exempt issuer’s ability to raise revenues or increase taxes;
■	the inability of an issuer to pay interest on or to repay principal or securities in which the funds invest during recessionary periods; and
■	economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.
State Specific Information
The following discussion regarding certain economic, financial and legal matters pertaining to the states, U.S. territories and possessions referenced below, and their political subdivisions is drawn from the documents indicated below and does not purport to be a complete description or a complete listing of all relevant factors. More information about state specific risks may be available from other official state resources. The information has not been updated nor will it be updated during the year. The Funds have not independently verified any of the information contained in such documents and are not expressing any opinion regarding the completeness or materiality of such information. The information is subject to change at any time. Any such change may adversely affect the financial condition of the applicable state, U.S. territory or possession.
Estimates and projections, if any, contained in the following summaries should not be construed as statements of fact; such estimates and projections are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved. Discussions regarding the financial condition of a particular state or U.S. territory or possession may not be relevant to Municipal Obligations issued by political subdivisions of that state or U.S. territory or possession. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these states, U.S. territories or possessions.
Statement of Additional Information – September 1, 2015	C-1

California
Unless otherwise noted, the following information has been obtained from the Official Statement, dated April 21, 2015, for the following bonds: $1,092,355,000 State of California Various Purpose General Obligation Bonds; $105,355,000 Federally Taxable Various Purpose General Obligation Bonds; and $987,000,000 Tax-Exempt Various Purpose General Obligation Refunding Bonds (collectively, the “California 2015 Bonds”).
Current Economic Condition.
The State of California (“California”) has the largest economy among the 50 states and one of the largest and most diverse in the world and has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth.
California is by far the most populous state in the nation, nearly 50% larger than the second-ranked state according to the 2010 U.S. Census. The 2014 estimate of California’s population is 38.5 million residents, which is 12% of the total United States population. Personal income increased in 16 of the 18 quarters through the third quarter of 2014, with decreases only in the fourth quarter of 2011 and the first quarter of 2013. The decrease in early 2013 was partially due to the expiration of the federal payroll tax holiday.
Employment gains averaged 30,000 jobs per month during the first six months of the 2014-15 fiscal year, and as of December 2014, nonfarm employment increased 2.3% over its June 2014 level. Job increases were spread across a wide array of industries and sectors, and by December 2014, 11 of California’s major metropolitan areas (representing 36% of California’s total labor market) had returned to their pre-recession job peaks. California’s unemployment rate continued to fall during the first six months of the 2014-15 fiscal year; by December 2014, it had receded to 7.0% from 7.4% in June 2014.
California’s began the first quarter of the 2014-15 fiscal year with a solid gain of 3.9% in total personal income compared with the prior quarter. Job gains, personal income increases, and low interest rates spurred a 9% increase in new auto registrations during the first four months of the 2014-15 fiscal year over the same period in prior fiscal years.
As California moved into the remaining months of the 2014-15 fiscal year, it appeared well positioned for further economic gains. Although challenged by an ongoing drought, economic and other instabilities abroad, and continuing budget pressures, California’s economy is clearly making progress on many fronts. The expected further growth in technology, health care, tourism, business and professional services, and construction all promise to deepen and broaden California’s economic expansion.
State Budget.
California’s 2014-15 Budget Act was enacted on June 20, 2014. The Budget Act appropriated $156.3 billion: $108.0 billion from the General Fund, $44.3 billion from special funds, and $4.0 billion from bond funds. The General Fund’s budgeted expenditures increased $7.3 billion (7.2%) over the previous year’s General Fund budget and included a $1.6 billion supplemental payment to pay of the remaining balance of the State’s prior deficit financing bonds, known as Economic Recovery bonds. The General Fund’s available resources were projected to be $105.5 billion, after a projected $1.6 billion transfer to the Budget Stabilization Account (Rainy Day Fund). General Fund revenue comes predominantly from trades, with personal income taxes expected to provide 65.6% of total revenue. California’s major taxes (personal income, sales and use, and corporation taxes) are projected to supply approximately 96.2% of the General Fund’s resources in the 2014-15 fiscal year.
The 2014-15 budget continued the Governor’s multi-year financial plan for the State of California, and for the third consecutive year, it projected a surplus in the General Fund. The 2014-15 fiscal year is projected to end with $2.1 billion in total reserves, $1.6 billion in the Budget Stabilization Account and $449 million reserved for economic uncertainties. The 2014-15 budget made targeted augmentations in a few key areas while paying down several billion dollars of existing liabilities, including California’s Economic Recovery bonds.
Budget-related legislation was enacted to erase the California State Teachers’ Retirement System (CalSTRS) $74 billion unfunded liability in 32 years by increasing contributions from the state, school and community college districts, and teachers. California is responsible for approximately $20 billion of the unfunded liability. The 2014-15 budget provided $1.5 billion in state contributions to CalSTRS, of which $59 million will be used toward reducing the state’s share of the unfunded liability.
Despite the recent significant budgetary improvements as well as the progress in paying down certain liabilities, there remain a number of major risks and pressures that threaten California’s financial condition, including the need to continue to pay remaining obligations which were deferred to balance budgets during the economic downturn, as well as significant unfunded liabilities of the two main retirement systems managed by state entities, CalPERS and CalSTRS.
Statement of Additional Information – September 1, 2015	C-2

Real Estate and Housing.
After hitting a low of close to 200,000 units (seasonally-adjusted and annualized) in the middle of 2007, sales of existing single-family homes have rebounded to over 360,000 units annually. Home prices continued to climb in 2013 and 2014 reaching levels not seen in more than five years. The median price of existing, single-family homes sold in December 2014 was $452,570. However, this remains 24% below the pre-recession peak. California issued 83,000 residential building permits in 2013, 42.6% percent more than were issued in 2012 but still only 39% of the 213,000 permits issued in 2004. There were 86,000 permits issued in 2014, an increase of 4% over 2013. These remain mostly permits for multi-family structures.
Long-Term Debt.
As of January 1, 2015, California had outstanding obligations payable principally from the state’s General Fund or from lease payments paid from the operating budget of the respective lessees, which operating budgets are primarily, but not exclusively, derived from the General Fund, consisting of $76.7 billion principal amount of general obligation bonds and $11.1 billion of lease-revenue bonds. As of January 1, 2015, there was approximately $31.1 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, would be payable principally from the General Fund and approximately $3.89 billion of authorized and unissued lease-revenue bonds.
Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by local governments or private users of facilities financed by the revenue bonds. California has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants.
Bond Ratings.
Three major credit rating agencies, Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”), and Fitch Ratings (“Fitch”), assigned ratings to the California 2015 Bonds, as follows: Moody’s assigned a rating of “Aa3”, S&P assigned a rating of “A+”, and Fitch assigned a rating of “A+”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations vary.
Georgia
Unless otherwise noted, the following information has been obtained from disclosure contained in the Official Statement, dated June 10, 2015 (the “Georgia Official Statement”), for the $1,284,340,000 State of Georgia General Obligation Bonds, 2015A, 2015B (Federally Taxable), and 2015C (Refunding) (collectively, the “Georgia 2015 Bonds”).
Current Economic Condition.
Employment in the State of Georgia (“Georgia”) is growing at a strong pace that exceeds the year over year growth in U.S. employment as of April 2015. Georgia year over year employment growth as of April 2015 equaled 3.0% compared to 2.2% for the U.S. labor market. As of April 2015, total non-farm employment increased by 121,900 jobs over April 2014. Georgia’s employment growth has been well-diversified. Net job growth, measured on a year over year three month moving average basis as of April 2015, has been positive for Georgia’s ten leading industry sectors. Leisure and hospitality, professional and business services, education and health, and trade, transportation and utilities posted the strongest growth rates as of April 2015. Regional growth also is well diversified. All thirteen metro areas tracked by the Bureau of Labor statistics posted positive year over year job growth on a three month moving average basis as of April 2015. Georgia’s unemployment rate declined to 6.3% in April 2015 from 7.3% in April 2014. Over this twelve month period, Georgia’s labor market experienced increases in its labor force and household employment and declines in the number of unemployed.
Personal income growth in Georgia is moderate. Growth on a year over year basis has ramped up over the last four quarters with growth reaching 5.2% year over year as of the 4th quarter of 2014. This compares to growth in U.S. personal income of 4.5% for the same quarter. Income from wages and salaries in Georgia has grown more quickly than total personal income over the previous year. Income from wages and salaries grew at 6.2% year over year in 4th quarter 2014.
The Purchasing Managers Index (“PMI”) for manufacturing in Georgia in April 2015 is 59.5, which is well above the neutral level of 50 and exceeds the US ISM index reading of 51.5. The Georgia PMI index indicates that the Georgia manufacturing sector is expanding rapidly.
State Budget.
Georgia’s amended fiscal year 2014-15 budget (the “Amended FY 2015 Budget”) anticipates state general fund revenues growth of 3.4% over the fiscal year 2013-14 state general fund revenue collections and total tax revenue growth of 3.6% over the fiscal year 2013-14 tax revenue collections. The Amended FY 2015 budget was increased over the original fiscal year 2014-15 budget
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by $86.9 million. Neither the original fiscal year 2014-15 budget nor the Amended FY 2015 budget required state agencies to submit budget reductions. New revenues are projected to be sufficient to cover additional growth needs in core spending areas. Funding for the required contributions for state retirement systems was fully funded in the original fiscal year 2014-15 budget with no additional funding required in the Amended FY 2015 budget.
The Amended FY 2015 budget focused on adequately funding growth needs in education and healthcare spending. The Amended FY 2015 budget included $129 million for mid-term growth in the Quality Basic Education funding formula for K-12 education and $15 million for the Forestland Protection Grant program, of which $8.3 million will go directly to local school systems whose property tax digests have been impacted by dedicated forestland. The Amended FY 2015 budget also includes $35 million for the OneGeorgia Authority to provide additional grants to local school systems to expand digital learning opportunities. The Amended FY 2015 budget includes an additional $39 million for the Medicaid and PeachCare for Kids programs for projected expense growth due in part to additional costs associated with implementation of the Patient Protection and Affordable Care Act of 2010 (PPACA), as well as to meet projected expenses associated with new Hepatitis C drug therapies. Finally, the Amended FY 2015 budget includes $15.3 million to provide additional resources to Georgia’s child welfare programs to meet an anticipated increase in need for services. As of the date of the Georgia Official Statement, growth in revenue collections was in excess of the pace built into the Amended FY 2015 budget revenue estimate. Georgia will continue to monitor revenue trends and is prepared to take steps should revenue performance deteriorate below expectations.
Georgia’s fiscal year 2015-16 budget (the “FY 2016 Budget”) revenue estimate assumes tax revenue growth of 4.6% and state general fund revenues growth in the range of 4.4% compared to Amended FY 2015 budget revenue estimates. As in fiscal year 2014-15, no reductions to agency budgets were necessary in fiscal year 2015-16. Anticipated new growth in revenues primarily will be used to meet the expected growth in K-12 education needs and the increase in required contributions to the state’s pension funds. The FY 2016 Budget includes an additional $519.6 million for K-12 education to allow local school systems to increase instructional days, eliminate teacher furloughs, or enhance teacher salaries. These funds will meet enrollment growth needs in the system as well as continue to restore funding reduced from the K-12 budget during the economic recession. The budget also fully funds the required contributions to the Teachers Retirement System and Employees’ Retirement System through an increase in these appropriations of $93 million and $46 million, respectively. Finally, the FY 2016 Budget includes significant capital investments in the state’s transportation infrastructure network through the authorization of $100 million in general obligation bonds for rehabilitation of the state’s bridges and $75 million to support statewide transit efforts.
Real Estate and Housing.
The housing sector in Georgia and nationally has not recovered as quickly as was expected a year ago, however prices are rising. The S&P Case Shiller Home Price Index for the Atlanta metropolitan area is up 5.6% as of February 2015 compared to February 2014. This growth is slightly stronger than that posted by the composite index for 20 metro areas which came in at 5.0%. While mortgage credit quality continues to improve, foreclosure rates and mortgage delinquency rates in Georgia remain above the U.S. averages, which is the historical norm. Foreclosure rates are almost in line with pre-recession levels. Delinquencies are still running higher than pre-recession levels, but are trending down. Overall, housing indicators continue to improve, but the pace of recovery is slow.
Long-Term Debt.
As of June 30, 2015, Georgia’s outstanding general obligation bond indebtedness was $8,770,990,000. Georgia projected that, subsequent to the issuance of the Georgia 2015 Bonds, Georgia’s general obligation bonds outstanding would equal $9,456,080,000.
Bond Ratings.
Three major credit rating agencies, Moody’s, S&P, and Fitch, assigned ratings to the Georgia 2015 Bonds, as follows: Moody’s assigned a rating of “Aaa,” S&P assigned a rating of “AAA,” and Fitch assigned a rating of “AAA”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
Maryland
Unless otherwise noted, the following information has been obtained from disclosures contained in the Official Statement, dated July 16, 2015, for the $500,000,000 State of Maryland General Obligation Bonds, State and Local Facilities Loan of 2015, Second Series (the “Maryland 2015 Bonds”).
Current Economic Condition.
The population of the State of Maryland (“Maryland”) in 2014 is estimated to have been 5,976,407 on July 1st of that year. Between 2009 and 2014, total personal income in Maryland has grown 3.1% annually, compared to a national growth rate of 4.0%. During this period, wage and salary income, roughly half of total personal income, has grown at a lower rate in Maryland than it has nationally, as have supplements to wages and salaries – essentially nonwage benefits. Additionally, investment income
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(income derived from dividends, interest, and rent) growth did not keep pace with the nation as a whole. The nation’s proprietors’ income outpaced Maryland’s, growing at annual rates of 7.2% and 5.5% between 2009 and 2014, respectively. The disparity in growth of the residence adjustment income earned by residents who work outside of Maryland or the nation is not as meaningful as it might appear, because the residence adjustment is roughly 8.5% of Maryland personal income, but less than half a basis point of national personal income.
The unemployment rates in March 2015 for Maryland and the nation were 5.4% and 5.5%, respectively. In Maryland, employment and personal income declined at a lesser rate during the depths of the global recession of 2009; for example, national wages and salaries fell 4.4% in 2009 relative to a 0.8% decline for Maryland. The slower post-recession trajectory for Maryland’s principal income measures may be partially a function of the lesser rate of decline; coming out of a deeper trough, the nation as a whole would require higher income and employment growth than Maryland in order to recover to pre-recession levels. Maryland’s slower post-recession trajectory may also be reflective of the economic hurdles faced during that time frame. Relative to the nation as a whole, Maryland’s economy has been disproportionately affected by federal budget uncertainty, federal budget sequestration, and higher income tax rates.
On April 19, 2015 Baltimore resident Freddie Gray, Jr. died from injuries sustained while in police custody. Following his funeral on April 27th, instances of unrest and looting broke out and lasted into the night. As a result, a curfew took effect the next day at 10:00 P.M., and lasted until Sunday, May 3rd. Additionally, a major league baseball game was closed to the public and the following three games were relocated from Baltimore to Tampa Bay. These events undoubtedly caused some reduction in tax collections; directly impacting amusement taxes on baseball tickets and sales taxes from the missed baseball games as well as establishments impacted either by looting or from closing early during the curfew. Other immediate impacts include, but are not limited to, canceled events or plans in the city that would affect local tourism (originating from within or outside of the State) that were not then substituted for a similar event or plan elsewhere. Longer term impacts are difficult to estimate with certainty. Tourism (including conventions) is very likely to experience the most immediate impact; though migration, both residential and business, could prove the most vital issue to watch. However, from a state-wide perspective, some amount of the negative impact on the local area is offset by the shifting of activity to other areas of the state.
State Budget.
Maryland enacts its budget annually. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General Fund revenues on a budgetary basis realized in the state’s fiscal year ended June 30, 2014 were below revised estimates by $27.3 million, or 0.2%. The state ended fiscal year 2013-14 with a $147.6 million General Fund balance on a budgetary basis. This balance reflects a $146.3 million decrease compared to the balance projected at the time the fiscal year 2013-14 budget was enacted. In addition, there was a balance in the Revenue Stabilization Account of $763.6 million.
For fiscal year 2014-15, the total budget is $40.1 billion, a $3.2 billion increase over fiscal year 2013-14. The General Fund accounts for approximately $16.0 billion, of which the largest expenditures are for education and health, which together represent 74.1% of total General Fund expenditures. General Fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.
Real Estate and Housing.
Following several years of declining activity and values, data from the Maryland Association of Realtors indicates that the residential real estate market has somewhat stabilized. Following the housing price trough in 2011, prices have increased for three consecutive years, albeit at a slower pace in 2014. Unit sales growth has improved each year since 2009. Notably, the average median price in 2014 was 15.9% less than its 2006 peak and sales volume in 2014 was 37.3% below its 2005 peak. Of course, a return to prior peaks would not be expected in the absence of an unsustainable housing bubble. As a result of the housing bubble, risk remains in the outlook as the percentage of loans beginning the foreclosure process has remained elevated in comparison to pre-recession levels, and there may be an inventory of other units that have been held from the market in anticipation of higher prices. The elevated number of foreclosures was expected as Maryland employs a judicial foreclosure process.
Long-Term Debt.
Maryland is empowered by law to authorize, issue and sell general obligation bonds, which are backed by the full faith and credit of the state. Maryland also issues dedicated revenue bonds for the Department of Transportation and various business-type activities. The payment of principal and interest on revenue bonds comes solely from revenues received from the respective activities. This dedicated revenue debt is not backed by the state’s full faith and credit. At June 30, 2014, Maryland had outstanding bonds totaling $16.1 billion. Of this amount, $8.4 billion were general obligation bonds, backed by the full faith and credit of the state. The remaining $7.7 billion were secured solely by the specified revenue sources.
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Bond Ratings.
Three major credit rating agencies, Moody’s, S&P, and Fitch, assigned ratings to the Maryland 2015 Bonds, as follows: Moody’s assigned a rating of “Aaa,” S&P assigned a rating of “AAA,” and Fitch assigned a rating of “AAA”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
Minnesota
Unless otherwise noted, the following information is based on disclosure contained in the Official Statement, dated August 5, 2015, for the $1,076,980,000 State of Minnesota General Obligation Bonds, Series 2015A through 2015E (the “Minnesota 2015 Bonds”), and the February 2015 Budget & Economic Forecast, published by the Minnesota Management and Budget Department (the “Forecast”).
Current Economic Condition.
According to the Forecast, the economic expansion in the State of Minnesota (“Minnesota”) continues to make steady progress. The state has added more than 50,000 jobs since employment surpassed its pre-recession peak 18 months ago, and most indicators suggest the labor market has tightened up considerably. Minnesota’s jobless rate dropped to 3.6% in December, its lowest mark since early 2001 and the fifth lowest among states. Unemployment has fallen across age, gender, and racial cohorts. The number of long-term unemployed and the rate of involuntary part-time employment have fallen sharply as well.
According to the Forecast, unlike some other states with stronger relative economic performance, Minnesota is not an oil-producing state. Its workers and businesses have benefitted from the oil and gas boom in neighboring North Dakota, but Minnesota’s overall improved performance is more a reflection of its large and diverse economic base, and the resilience of a major metropolitan area. The Minneapolis-St. Paul area has the lowest jobless rate of any large metropolitan in the nation, 3.3%. Thus the net positive effects from the recent decline in crude prices are likely to far outweigh the negative impacts on the energy sector. Cheap gasoline means big savings for Minnesotans. This will provide a boost to economic activity in 2015 and 2016.
Still, according to the Forecast, uncertainties remain. The surging value of the dollar against currencies of the state’s largest trading partners (i.e. Canada and Europe) could hurt demand for Minnesota’s exports, which jumped to a record high $5.5 billion in the third quarter of 2014, up 5.8% from a year earlier. The state’s housing recovery has been disappointing in part due to unexpectedly slow household formation. Moreover, Minnesota’s labor force growth remains very weak and wage growth continues to be modest, despite the tightening job market. The Minnesota Management and Budget Department’s economic forecast depends on stronger labor market conditions beginning to translate into improvements in household formation, the supply of labor, and productivity, thereby putting upward pressure on wages.
State Budget.
Minnesota’s biennial budget appropriation process relies on revenue and expenditure forecasting as the basis for establishing aggregate revenue and expenditure levels. The “Current Biennium” began on July 1, 2013 and ended on June 30, 2015, and the “Next Biennium” began on July 1, 2015, and will end on June 30, 2017.
According to the Forecast, Minnesota’s budgetary balance at the end of the Current Biennium was projected to be $478 million, $105 million above the $373 million projected balance in the November 2014 forecast. Forecast revenues for the Current Biennium have increased since the November 2014 forecast. Total revenues for fiscal year 2014-15 are now forecast to be $39.438 billion, $67 million (0.2%) higher than the November 2014 estimate. Total tax revenues for fiscal year 2014-15 are forecast to be $37.625 billion, exceeding the prior estimate by $40 million (0.1%). The change reflects the impact of January 2015 law changes, which reduce forecast tax revenue by $20 million in the Current Biennium.
According to the Forecast, total general fund revenues for fiscal year 2016-17 (i.e., the first fiscal year of the Next Biennium) are now forecast to be $42.497 billion, $616 million (1.5%) more than the November 2014 forecast. Total tax revenues for the biennium are forecast to be $40.772 billion, exceeding the prior estimate by $520 million (1.3%). The change reflects the impact of January 2015 law changes, which increase forecast tax revenue by $21 million in the next biennium. Higher expected income and sales tax receipts account for nearly all the change in forecast tax revenues.
Real Estate and Housing.
According to the Forecast, housing starts in Minnesota, which grew by just 8.0% (to 1.00 million) in 2014, are forecast to rise by 17.1% (to 1.18 million) in 2015 and by 13.5% (to 1.33 million) in 2016. With the rise in housing starts, the Forecast indicates that the state’s consultants expect growth in real residential construction spending to gain momentum this year, increasing from only 1.6% in 2014, to 10.9% in 2015 and 11.2% in 2016.
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Long-Term Debt.
Minnesota’s total long-term liabilities increased by $891 million (10.4%) during the fiscal year 2013-14. The increase was primarily a result of the state issuing general obligation bonds for trunk highway projects and other various state purposes. In addition, Minnesota issued state General Fund appropriation bonds for the state and the City of Minneapolis shares of the Minnesota Sports Facilities Authority’s (component unit) professional football stadium project.
Bond Ratings.
Three major credit rating agencies, Moody’s, S&P and Fitch, assigned ratings to the Minnesota 2015 Bonds, as follows: Moody’s assigned a rating of “Aa1,” S&P assigned a rating of “AA+,” and Fitch assigned a rating of “AA+.” It is not possible to determine whether, or the extent to which, Moody’s, S&P or Fitch will change its respective rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
North Carolina
Unless otherwise noted, the following information has been obtained from disclosure contained in the Official Statement, dated April 8, 2015, for the $231,3 60,000 State of North Carolina General Obligation Bonds, Series 2015A (the “North Carolina 2015 Bonds”).
Current Economic Condition.
The State of North Carolina (“North Carolina”) is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. North Carolina’s estimated population as of July 1, 2014 was 9,944,571 ranking it 9th in the nation. During the period from 2010 to 2014, the state’s estimated population increased by 384,476 or 4.0% (the 3rd largest increase among the top 10 most populous states on a percentage basis).
North Carolina’s major industry sectors are services, agriculture, trade, manufacturing, exports and tourism, but the military’s presence and residential construction are also important economic drivers. During the period from 2003 to 2013, per capita personal income in the state grew from $29,138 to $38,683. North Carolina is recovering from a period of high unemployment and modest job growth in the wake of the national recession. North Carolina’s December 2014 seasonally adjusted unemployment rate was 5.5%, down 1.4 percentage points from 6.9% in December 2013. At 5.5%, North Carolina’s unemployment rate was 0.1 of a percentage point below the nation as a whole (5.6%). Between the state’s peak in employment in February 2008 and the low of February 2010, North Carolina lost 335,300 jobs—a decrease of 8.0%. Based on December 2014 preliminary employment estimates, North Carolina’s economy has gained 379,500 jobs since the low in February 2010.
State Budget.
The total North Carolina state budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 34% of the total State budget for fiscal year 2014-15. The largest share of federal funds is designated to support programs of the Department of Health and Human Services. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.
North Carolina’s economic conditions continued to modestly improve during fiscal year 2013-14. Nonfarm employment climbed 1.8%, outpacing the nation, while the state’s unemployment rate fell 2.1 percentage points. Despite an improving economy, taxpayer response to federal and state tax changes presented budget challenges. In particular, the consensus economic and revenue forecast underestimated the impact of the 2012 federal “fiscal cliff” on 2013 final income payments. It also did not fully anticipate the timing of taxpayer adjustments to significant state tax law changes enacted during fiscal year 2013-14. As a result, North Carolina relied on the unappropriated General Fund balance and implementation of certain spending limitations to address a $451 million revenue shortfall. No other budget management measures were necessary in fiscal year 2013-14.
Real Estate and Housing.
North Carolina, like much of the nation, has shown signs of improvement in the housing sector. In 2013, the state witnessed a 6.2% increase from the previous year in building permits of new housing units compared to a 19.7% increase nationwide. In 2014, the state witnessed a 0.3% decrease in building permits of new housing units compared to a 6.4% increase nationwide. North Carolina’s housing construction remains strong compared to other states. During 2013 and 2014, North Carolina has ranked among the top four states in the nation in building permits for housing units.
Long-Term Debt.
As of June 30, 2014, North Carolina had total long-term debt outstanding (bonds, special indebtedness, and notes payable) of $7.99 billion, a decrease of 7.1% from the previous fiscal year-end. The state issued $506.26 million in refunding bonds to refinance previously outstanding general obligation and limited obligation bonds reported in governmental activities. The result is expected to be a decrease in future debt service payments of $53.3 million.
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Bond Ratings.
Three major credit rating agencies, Moody’s, S&P, Fitch, assigned ratings to the North Carolina 2015 Bonds, as follows: Moody’s assigned a rating of “Aaa”, S&P assigned a rating of “AAA”, and Fitch assigned a rating of “AAA”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
South Carolina
Unless otherwise noted, the following information has been obtained from disclosure contained in the Official Statement, dated as of May 70, 2015, for the $56,725,000 General Obligation State Institution Bonds (Issued on Behalf of the University of South Carolina), Series 2015A; $30,625,000 General Obligation State Institution Refunding Bonds (Issued on Behalf of the University of South Carolina), Series 2015B; and $18,110,000 General Obligation State Economic Development Bonds, Series 2015A, of the State of South Carolina (collectively, the “South Carolina 2015 Bonds”).
Current Economic Condition.
The State of South Carolina (“South Carolina”) has a diversified economic base, including manufacturing, trade, healthcare, services, and leisure/hospitality. Businesses have relocated here from all over the world taking advantage of the state’s skilled labor force, competitive wages, lower-priced land, excellent port facilities and accessibility to markets, and, in recent years, substantial tax and other economic incentives. During the year ended June 30, 2014, total non-farm employment in the state increased by 42,400 to 1,933,000. Industry sectors reflecting gains were Professional and Business Services (+11,000); Leisure and Hospitality (+7,800); Manufacturing (+7,800); Education and Health Services (+7,100); Trade, Transportation, and Utilities (+5,500); Government (+2,200); Construction (+1,300); Information (+600); Other (+300). A decline was experienced in the Financial Activities (-1,200), and Mining and Logging remained unchanged.
South Carolina’s unemployment rate decreased to 5.3% in June 2014 (and increased to 6.7% in October 2014), which was well below the June 2013 rate of 7.8%. In comparison, the U.S. unemployment rate for June 2014 was 6.1% (and decreased to 5.8% in October 2014).
State Budget.
The South Carolina General Assembly approved a budget totaling $23.6 billion for fiscal year 2014-15, which includes $6.7 billion in recurring general funds and $127.792 million in capital reserve funds. The budget fully funds the General Reserve Fund that totals $292.889 million at June 30, 2014, and is available for management of revenue shortfalls.
The state’s fiscal year 2014-15 budget includes $130 million for Medicaid Maintenance of Effort. Eligibility was not expanded by legislation for the state’s Medicaid Program in connection with the federal “Patient Protection and Affordable Care Ace of 2010.” Instead, budget legislation includes a redirection of Medicaid spending under a new comprehensive Medicaid Accountability and Quality Improvement Initiative to be undertaken by the South Carolina Department of Health and Human Services upon approval by the Centers for Medicare and Medicaid Services (CMS). Under this initiative, the Healthy Outcomes Initiative provides financial incentives for hospitals to reduce reliance on comparatively expensive emergency room treatment and also involves participating in price and quality transparency efforts and entering into agreements with primary care providers to help meet the needs of chronically ill uninsured patients through home visits and care in other settings outside the emergency room.
The budget devotes approximately $180 million in new funding to K-12 education for fiscal year 2014-15. Additional funding in the amount of $137.5 million was directed to the Education Finance Act, with $35 million to be used to address enrollment growth and an additional $54.3 million to be used to increase the base student cost from $2,100 to $2,120 per student, or 1.0%. Additionally, the budget includes a four-year-old kindergarten initiative for school districts with a poverty index of 70% or more, with the plaintiff districts in the Abbeville School District v. the State of South Carolina lawsuit given preference.
South Carolina also provided for a 2% employee pay increase with an appropriation of $30.6 million. Increased costs for operating the state employees’ health insurance plan were addressed by budgeting $57 million to cover increases in-employer premiums, and by increasing employee coinsurance payments and deductibles of up to 9%. The actual health insurance premiums paid by employees were not changed.
Real Estate and Housing.
The number of real estate closings in June 2014, up 1.6% compared to a year ago, and the declining number of foreclosures in the state, down 22.5% in June 2014 compared to June 2013, have reduced the supply of available homes on the market. As inventory tightens, real estate values in South Carolina have gained ground. Residential building permits compared to a year ago are up 18.9% in volume and 18.8% in valuation. The South Carolina housing market continued to improve, with the Charleston
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and Spartanburg housing markets continuing to lead the state in recovery. Median home prices were 6% higher when comparing June 2014 to June 2013. Improvements in the Columbia and Myrtle Beach areas also helped push the statewide sales volume up with a 5% increase in their respective median sales prices even with a decline of 4% in sales volumes compared to the previous year.
Long-Term Debt.
Rather than directly limiting the amount of outstanding general obligation debt, South Carolina law imposes a limitation on annual debt service expenditures. The legal annual debt service margin at June 30, 2014, was $35.949 million for highway bonds,$207.442 million for general obligation bonds excluding institution and highway bonds, $7.407 million for economic development bonds, and $10.237 million for research university infrastructure bonds. Excluded from the debt service limit calculations are a $170 million 2010 issue and an $85 million 2013 issue of economic development bonds and a $50 million 2010 issue of air carrier hub terminal facilities bonds which by State Law are not subject to the limitation on maximum annual debt service.
Bond Ratings.
Three major credit rating agencies, Moody’s, S&P, Fitch, assigned ratings to the South Carolina 2015 Bonds, as follows: Moody’s assigned a rating of “Aaa”, S&P assigned a rating of “AA+”, and Fitch assigned a rating of “AAA”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
Commonwealth of Virginia
Unless otherwise noted, the following information has been obtained from disclosure contained in the Official Statement, dated April 15, 2015, for the $261,905,000 Commonwealth of Virginia General Obligation Bonds, Series 2015A, and General Obligation Refunding Bonds, Series 2015B (the “Virginia 2015 Bonds”).
Current Economic Condition.
During fiscal year 2014, the Commonwealth of Virginia (“Virginia” or the “Commonwealth”) continued a slow recovery that began in 2011 from the recession of 2008-10. However, the recovery has tapered off, which is a cause for moderate concern. The Commonwealth experienced a weaker job growth rate than at the national level (0.3% at the state level versus 1.7% nationally), widening the gap between the Commonwealth’s job growth rate and that of the nation during the last fiscal year. Personal income growth continued to rise at a very modest 1.4% rate during fiscal year 2014, compared to 3.3% in fiscal year 2013. Unemployment in the Commonwealth and at the national level continued to decline during the fiscal year, reaching 5.2% and 6.8%, respectively. Total taxable sales in the Commonwealth experienced a slight increase of 0.9% over fiscal 2013. Economic indicators show that during fiscal year 2013-14, the housing market both in the Commonwealth and at the national level declined dramatically for the first time since the recession. Additionally, housing prices in the Commonwealth again showed a positive change for fiscal year 2013-14, with an increase of nearly 3.2%, compared to almost 7.0% at the national level. Fiscal year 2013-14 indicates that Virginia’s recovery from the recession shows a slowdown in the employment and personal income indicators. Therefore, the positive outlook shown in fiscal year 2012-13 has been replaced with moderate concern.
State Budget.
The General Fund began the year with an original revenue budget that was $629.8 million, or 3.6%, higher than the final fiscal year 2012-13 revenue budget. Additionally, the final revenue budget was slightly lower ($69.1 million or 0.4%) than the original budget. The change between the original and final budget was primarily attributable to decreases in the final budget for sales and use taxes of $118.9 million and corporation income of $69.9 million due to revised economic forecasts. This was offset by increases in the final budget for individual and fiduciary income taxes of $44.5 million and deeds, contracts, wills and suits of $41.1 million. Total actual General Fund revenues were lower than final budgeted revenues by $453.4 million due to weaker than anticipated collections.
Total final budget expenditures were higher than original budget expenditures by $110.7 million, or 0.6%. This increase was primarily attributable to budgeted expenditures for education of $111.6 million, administration of justice of $108.8 million, and resources and economic development of $78.6 million, offset in part by a decrease in general government of $192.0 million. The Commonwealth spent less than planned so actual expenditures were $342.4 million, or 1.8%, lower than final budget expenditures.
In order to mitigate the effects of difficult economic conditions over the past several years, the Commonwealth adopted temporary budget solutions such as accelerated sales taxes. While some of the conditions left by the financial and economic downturn experienced between 2008 and 2010 are still visible in certain sectors, Virginia’s economy continued to recover, however at a slower rate than in prior years. Data regarding the primary economic indicators – jobs and new housing units that looked promising in prior fiscal years has tapered off. During fiscal year 2013-14, the two General Fund revenue sources most closely tied to current economic activity – individual income taxes and retail sales taxes – experienced a reduction when
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compared to the 2013 collections by $86.6 million (0.8%) and $153.3 million (4.8%), respectively. The individual income tax collections were less than the estimated revenue by $415.8 million (3.6%) while the retail sales taxes were slightly less than the estimated revenue by $12.9 million (0.4%). These declines were due, at least in part, to declines in federal contractors and the restraint Virginia consumers have demonstrated in response to the federal government cutbacks.
Although the fiscal year 2013-14 revenue collections compared to the estimate required a re-estimate for fiscal year 2014-15, there is planned growth in the adopted budget for the 2015-2016 biennium (fiscal years 2014-15 and 2015-16). Based on the most recent General Fund revenue estimate, fiscal year 2014-15 revenue is projected to increase 2.8% over the fiscal year 2013-14 revenue collections. While there is anticipated revenue growth, the Governor has instructed Cabinet Secretaries to prepare and submit plans for 5.0% and 7.0% reductions in General Fund spending for fiscal years 2014-15 and 2015-16, respectively.
Real Estate and Housing.
Economic indicators show that during fiscal year 2013-14, the housing market both in the Commonwealth and at the national level declined dramatically for the first time since the recession. Additionally, housing prices in the Commonwealth again showed a positive change for fiscal year 2013-14, with an increase of nearly 3.2%, compared to almost 7.0% at the national level.
Long-Term Debt.
The Commonwealth is prohibited from issuing general obligation bonds for operating purposes. At the end of fiscal year 2014-15, the Commonwealth had total debt outstanding of $37.6 billion, including total tax-supported debt of $15.4 billion and total debt not supported by taxes of $22.2 billion. Bonds backed by the full faith and credit of the government and tax-supported total $1.7 billion. Debt is considered tax-supported if Commonwealth tax revenues are used or pledged for debt service payments. An additional $831.2 million is considered moral obligation debt which is not tax-supported. The Commonwealth has no direct or indirect pledge of tax revenues to fund reserve deficiencies. However, in some cases, the Commonwealth has made a moral obligation pledge to consider funding deficiencies in debt service reserves that may occur. The remainder of the Commonwealth’s debt represents bonds secured solely by specified revenue sources (i.e., revenue bonds).
Bond Ratings.
Three major credit rating agencies, Moody’s, S&P, Fitch, assigned ratings to the Virginia 2015 Bonds, as follows: Moody’s assigned a rating of “Aaa”, S&P assigned a rating of “AAA”, and Fitch assigned a rating of “AAA”. It is not possible to determine whether, or the extent to which, Moody’s, S&P, or Fitch will change its rating in the future. In addition, ratings assigned to individual Municipal Obligations may vary.
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APPENDIX D — SERIES OF CFST, CFST I AND CFST II
Below are the series of CFST, CFST I and CFST II. In prospectuses dated prior to June 25, 2014, series of CFST and CFST I are referred to as “Legacy Columbia Funds” and series of CFST II are referred to as “Legacy RiverSource Funds”.
Columbia Funds Series Trust
Columbia AMT-Free California Intermediate Muni Bond Fund
Columbia AMT-Free Georgia Intermediate Muni Bond Fund
Columbia AMT-Free Maryland Intermediate Muni Bond Fund
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund
Columbia AMT-Free Virginia Intermediate Muni Bond Fund
Columbia Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio
Columbia Convertible Securities Fund
Columbia Global Strategic Equity Fund
Columbia International Opportunities Fund
Columbia International Value Fund
Columbia Large Cap Enhanced Core Fund
Columbia Large Cap Index Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Global Fund
Columbia Marsico Growth Fund
Columbia Mid Cap Index Fund
Columbia Mid Cap Value Fund
Columbia Overseas Value Fund
Columbia Select International Equity Fund
Columbia Select Large Cap Equity Fund
Columbia Short Term Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Small Cap Index Fund
Columbia Small Cap Value Fund II
Columbia Funds Series Trust I
Active Portfolios® Multi-Manager Alternative Strategies Fund
Active Portfolios® Multi-Manager Core Plus Bond Fund
Active Portfolios® Multi-Manager Growth Fund
Active Portfolios® Multi-Manager Small Cap Equity Fund
CMG Ultra Short Term Bond Fund
Columbia Adaptive Alternatives Fund
Columbia Adaptive Risk Allocation Fund
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Columbia AMT-Free Intermediate Muni Bond Fund
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Columbia AMT-Free New York Intermediate Muni Bond Fund
Columbia AMT-Free Oregon Intermediate Muni Bond Fund
Columbia Balanced Fund
Columbia Bond Fund
Columbia California Tax-Exempt Fund
Columbia Contrarian Core Fund
Columbia Corporate Income Fund
Columbia Diversified Absolute Return Fund
Columbia Diversified Real Return Fund
Columbia Dividend Income Fund
Columbia Emerging Markets Fund
Columbia Global Dividend Opportunity Fund
Columbia Global Energy and Natural Resources Fund
Columbia Global Inflation-Linked Bond Plus Fund
Columbia Global Technology Growth Fund
Columbia Global Unconstrained Bond Fund
Columbia Greater China Fund
Columbia High Yield Municipal Fund
Columbia Intermediary Alternatives Fund
Columbia Intermediate Bond Fund
Columbia Large Cap Growth Fund
Columbia Mid Cap Growth Fund
Columbia Multi-Asset Income Fund
Columbia New York Tax-Exempt Fund
Columbia Pacific/Asia Fund
Columbia Real Estate Equity Fund
Columbia Select Large Cap Growth Fund
Columbia Small Cap Core Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Value Fund I
Columbia Strategic Income Fund
Columbia Tax-Exempt Fund
Columbia U.S. Social Bond Fund
Columbia U.S. Treasury Index Fund
Columbia Value and Restructuring Fund
Columbia Funds Series Trust II
Active Portfolios® Multi-Manager Value Fund
Columbia Absolute Return Currency and Income Fund
Columbia AMT-Free Tax-Exempt Bond Fund
Columbia Asia Pacific ex-Japan Fund
Columbia Capital Allocation Aggressive Portfolio
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Commodity Strategy Fund
Columbia Diversified Equity Income Fund
Columbia Dividend Opportunity Fund
Columbia Emerging Markets Bond Fund
Columbia European Equity Fund
Columbia Flexible Capital Income Fund
Columbia Floating Rate Fund
Columbia Global Bond Fund
Columbia Global Equity Value Fund
Columbia Global Infrastructure Fund
Columbia Global Opportunities Fund
Columbia High Yield Bond Fund
Columbia Income Builder Fund
Columbia Income Opportunities Fund
Columbia Inflation Protected Securities Fund
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Columbia Large Core Quantitative Fund
Columbia Large Growth Quantitative Fund
Columbia Large Value Quantitative Fund
Columbia Limited Duration Credit Fund
Columbia Marsico Flexible Capital Fund
Columbia Minnesota Tax-Exempt Fund
Columbia Money Market Fund
Columbia Mortgage Opportunities Fund
Columbia Multi-Advisor Small Cap Value Fund
Columbia Select Global Equity Fund
Columbia Select Large-Cap Value Fund
Columbia Select Smaller-Cap Value Fund
Columbia Seligman Communications and Information Fund
Columbia Seligman Global Technology Fund
Columbia Short-Term Cash Fund
Columbia Small/Mid Cap Value Fund
Columbia U.S. Government Mortgage Fund
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APPENDIX S — MORE INFORMATION ABOUT CHOOSING A SHARE CLASS
Class Y — Changes to Share Class Eligibility
Effective June 25, 2014, Class Y shares of the Funds are available to any retirement plan that maintains a plan-level or omnibus account with the Fund (through the Transfer Agent).
Prior to June 25, 2014, Class Y shares of a Fund were available only to (i) omnibus retirement plans with plan assets of at least $10 million as of the date of funding the Fund account (without a minimum initial investment amount) and (ii) omnibus retirement plans with plan assets of less than $10 million as of the date of funding the Fund account, provided that such plans invest $500,000 or more in Class Y shares of the Fund. Effective June 25, 2014, these size and minimum initial investment requirements have been removed.
Prior to November 8, 2012, Class Y shares were offered only to certain former shareholders of series of the former Columbia Funds Institutional Trust (together, Former CFIT Shareholders). Former CFIT Shareholders who opened and funded a Class Y account with a Fund as of the close of business on November 7, 2012 may continue to make additional purchases of Class Y shares even if they do not satisfy the current eligibility requirements but may not establish new Class Y shares accounts and will not be eligible to exchange Class Y shares of a Fund into Class Y shares of other Funds. Former CFIT Shareholders may exchange Class Y shares of a Fund for Class Z shares of the same Fund or Class Z shares of another Fund, subject to applicable minimum investments.
Changes to Share Class Names
Effective October 25, 2012, Class R4 shares were renamed Class K shares. Effective October 31, 2012, Class R3 shares were renamed Class R4 shares. Prior to September 3, 2010, any Class R shares of a series of CFST II were known as Class R2 shares.
Front-End Sales Charge Reductions — Accounts Eligible for Aggregation
The following accounts are eligible for account value aggregation for purposes of the right of accumulation and letters of intent as described in the prospectuses offering share classes subject to a front-end sales charge:
■	Individual or joint accounts;
■	Roth and traditional Individual Retirement Accounts (IRAs), Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs);
■	Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;
■	Revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor;
■	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation;
■	Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and
■	Investments in wrap accounts;
provided that each of the accounts identified above is invested in Class A, Class B, Class C, Class E, Class F, Class T, Class W, Class Z shares of the Funds and/or Class R4 or Class R5 shares of the Funds invested in non-retirement plan accounts. The term “retirement plan” refers to retirement plans created under sections 401(a), 401(k), 457 and 403(b) of the Internal Revenue Code of 1986, as amended (the Code), non-qualified deferred compensation plans governed by section 409A of the Code and similar plans, but does not refer to individual retirement plans.
The following accounts are not eligible for account value aggregation:
■	Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);
■	Accounts invested in Class I, Class K, Class R and/or Class Y shares of the Funds;
■	Retirement plan accounts invested in Class R4 and/or Class R5 shares;
■	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, or managed separate accounts;
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■	Charitable and irrevocable trust accounts;
■	Accounts holding shares of money market Funds that used the Columbia brand before May 1, 2010; and
■	Direct purchases of Columbia Money Market Fund shares. (Shares of Columbia Money Market Fund acquired by exchange from other Funds may be combined for letter of intent purposes.)
Your “Immediate Family” and Account Value Aggregation
For purposes of obtaining a breakpoint discount for Class A shares or Class T shares the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group plan accounts are valued at the plan level.
Sales Charge Waivers
Front-End Sales Charge Waivers
The following categories of investors may buy Class A, Class E and Class T shares at net asset value, without payment of any front-end sales charge that would otherwise apply:
■	Current or retired fund Board members, officers or employees of the funds or Columbia Management or its affiliates(a);
■	Current or retired Ameriprise Financial Services, Inc. (Ameriprise Financial Services) financial advisors and employees of such financial advisors(a);
■	Registered representatives and other employees of affiliated or unaffiliated selling agents (and their immediate family members and related trusts or other entities owned by the foregoing) having a selling agreement with the Distributor(a);
■	Registered broker-dealer firms that have entered into a dealer agreement with the Distributor may buy Class A shares without paying a front-end sales charge for their investment account only;
■	Portfolio managers employed by subadvisers of the funds(a);
■	Partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees;
■	Direct rollovers (i.e., rollovers of fund shares and not reinvestments of redemption proceeds) from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund;
■	Employees of Bank of America, its affiliates and subsidiaries;
■	Employees or partners of Columbia Wanger Asset Management, LLC and Marsico Capital Management, LLC (or their successors);
■	(For Class T shares only) Shareholders who (i) bought Galaxy fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally bought; and Boston 1784 fund shareholders on the date that those funds were reorganized into Galaxy funds;
■	Separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11);
■	At a fund’s discretion, front-end sales charges may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party;
■	In the Distributor’s discretion, on (i) purchases (including exchanges) of Class A shares in accounts of selling agents that have entered into agreements with the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers and (ii) exchanges of Class Z shares of a fund for Class A shares of the fund; and
■	Purchases by registered representatives and employees (and their immediate family members and related trusts or other entities owned by the foregoing (referred to as “Related Persons”)) of Ameriprise Financial Services and its affiliates; provided that with respect to employees (and their Related Persons) of an affiliate of Ameriprise, such persons must make purchases through an account held at Ameriprise or its affiliates.
The following categories of investors may buy Class A shares of any eligible series of CFST II at net asset value, without payment of any front-end sales charge that would otherwise apply:
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■	Participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the Distributor.
Purchases of Class A, Class E and Class T shares may be made at net asset value if they are made as follows:
■	With dividend or capital gain distributions from a fund or from the same class of another fund(b);
■	Through or under a wrap fee product or other investment product sponsored by a selling agent that charges an account management fee or other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements that have or that clear trades through a selling agent that has a selling agreement with the Distributor;
■	Through state sponsored college savings plans established under Section 529 of the Internal Revenue Code;
■	Through banks, trust companies and thrift institutions, acting as fiduciaries; and
■	Through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b), and qualified deferred compensation plans, that have a plan level or omnibus account maintained with the fund or the Transfer Agent and transacts directly with the fund or the Transfer Agent through a third party administrator or third party recordkeeper.

(a)	Including their spouses or domestic partners, children or step-children, parents, step-parents or legal guardians, and their spouse’s or domestic partner’s parents, step-parents, or legal guardians.
(b)	The ability to invest dividend and capital gain distributions from one Fund to another Fund may not be available to accounts held at all Selling Agents.
Investors can also buy Class A shares without paying a sales charge if the purchase is made from the proceeds of a sale from any Columbia Fund Class A, B, C or T shares of another fund in the Columbia Funds Complex (other than Columbia Money Market Fund) within 90 days, up to the amount of the sales proceeds. In addition, shareholders of the money market fund series of BofA Funds Series Trust, which were formerly referred to as the Columbia Money Market Funds (the Former Columbia Money Market Funds), can also buy Class A shares of the Columbia Funds without paying a sales charge if the purchase is made from the proceeds of a sale of shares from a Former Columbia Money Market Fund within 90 days, up to the amount of the sales proceeds, provided that the proceeds are from the sale of shares of a Former Columbia Money Market Fund purchased on or before April 30, 2010. To be eligible for these reinstatement privileges the purchase must be made into an account for the same owner, but does not need to be into the same fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request within 90 days after the shares are sold and the purchase of Class A shares through this reinstatement privilege will be made at the NAV of such shares next calculated after the request is received in good order.
Restrictions may apply to certain accounts and certain transactions. The funds may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. Unless you provide your financial advisor with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial advisor provide this information to the funds when placing your purchase order. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible investors, please see the applicable prospectus.
Contingent Deferred Sales Charge Waivers (Class A, Class B, Class C and Class T Shares)
For purposes of calculating a CDSC, the start of the holding period is generally the first day of the month in which your purchase was made. However, for purposes of calculating the CDSC on Class B shares of series of CFST II purchased on or before the close of business on September 3, 2010, the start of the holding period is the date your purchase was made.
Shareholders won’t pay a CDSC on redemption of Class A, Class C and Class T shares:
■	In the event of the shareholder’s death;
■	For which no sales commission or transaction fee was paid to an authorized selling agent at the time of purchase;
■	Purchased through reinvestment of dividend and capital gain distributions;
■	In an account that has been closed because it falls below the minimum account balance;
■	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½;
■	That result from returns of excess contributions made to retirement plans or individual retirement accounts, so long as the selling agent returns the applicable portion of any commission paid by the Distributor;
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■	Of Class A shares of a fund initially purchased by an employee benefit plan;
■	Other than Class A shares of a fund initially purchased by an employee benefit plan that are not connected with a plan level termination;
■	In connection with the fund’s Small Account Policy (as described in the applicable prospectus); and
■	At a fund’s discretion, issued in connection with plans of reorganization, including but not limited to mergers, asset acquisitions and exchange offers, to which the fund is a party.
Shareholders won’t pay a CDSC on redemption of Class B or Class F shares:
■	In the event of the shareholder’s death; and
■	That result from required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½.
Shareholders won’t pay a CDSC on the following categories of redemptions of Class B or Class F shares purchased prior to September 7, 2010:
■	By health savings accounts sponsored by third party platforms, including those sponsored by Bank of America affiliates.*
■	For medical payments that exceed 7.5% of income.*
■	To pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.*
■	Occurring pursuant to a Systematic Withdrawal Plan (SWP) established with the Transfer Agent, to the extent that the sales do not exceed, on an annual basis, 12% of the account’s value as long as distributions are reinvested. Otherwise, a CDSC will be charged on SWP sales until this requirement is met.
■	For shares purchased prior to September 7, 2010, CDSCs may be waived on sales after the sole shareholder on an individual account or a joint tenant on a joint tenant account becomes disabled (as defined by Section 72(m)(7) of the Code). To be eligible for such a waiver: (i) the disability must arise after the account is opened and (ii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then shares are sold, the applicable CDSC will be charged.*
■	Shares redeemed in connection with loans from qualified retirement plans to shareholders.*
■	CDSCs may be waived on shares (except for Class B shares) sold by certain group retirement plans held in omnibus accounts. However, CDSCs may not be waived for Class C shares if the waiver would occur as a result of a plan-level termination.
Below are additional categories of CDSC waivers for Class B or Class F shares of a series of CFST or CFST I purchased prior to September 7, 2010:
■	Shares redeemed in connection with distributions from qualified retirement plans, government (Section 457) plans, individual retirement accounts or custodial accounts under Section 403(b)(7) of the Code following normal retirement or the attainment of 59½.**

*	Fund investors and Selling Agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
**	For direct trades on non-prototype retirement accounts where the date of birth of the shareholder is not maintained, the shareholder or Selling Agent must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
Shareholders won’t pay a CDSC on the following categories of redemptions of Class B shares of a series of CFST II:
■	Redemptions of Class B shares of a series of CFST II held in investment-only accounts (i.e., accounts for which Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan.
■	Redemptions of Class B shares of a series of CFST II held in individual retirement accounts or certain qualified plans, on or prior to June 12, 2009, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is (i) at least 59½ years old and taking a retirement distribution (if the sale is part of a transfer to an individual retirement account or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived* or (ii) selling under an approved substantially equal periodic payment arrangement.
■	Class B shares of a series of CFST II held in individual retirement accounts and certain qualified plans where an Ameriprise Financial affiliate acts as selling agent that were purchased prior to September 7, 2010 and sold under an approved
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substantially equal periodic payment arrangement (applies to retirement accounts when a shareholder sets up an arrangement with the IRS). The Distributor, in its discretion, may grant a waiver to accounts held directly with the Transfer Agent or held at other selling agents under similar circumstances.**

*	You must notify the Fund or the Transfer Agent prior to redeeming shares of the applicability of the CDSC waiver, but final decision of the applicability of the CDSC waiver is contingent on approval of the Fund or the Transfer Agent.
**	Fund investors and selling and/or servicing agents must inform the Fund or the Transfer Agent in writing that the Fund investor qualifies for the particular sales charge waiver and provide proof thereof.
Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For more information about the sales charge reductions and waivers described here, as well as additional categories of eligible redemptions, please see the prospectuses.
Minimum Initial Investment in Class Z Shares
Class Z shares are available only to certain eligible investors, which are subject to different minimum initial investment requirements described in the prospectuses. In addition to the categories of Class Z investors described in the prospectuses, the minimum initial investments in Class Z shares are as follows:
There is no minimum initial investment in Class Z shares for any health savings account sponsored by a third party platform.
The minimum initial investment in Class Z shares for the following eligible investors is $1,000:
■	Any persons employed as of April 30, 2010 by the Previous Adviser, Previous Distributor or Previous Transfer Agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through an individual retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.
The minimum initial investment in Class Z shares for the following categories of eligible investors is $2,000:
■	Any client of Bank of America or one of its subsidiaries buying shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America or the subsidiary.
■	Any employee (or family member of an employee) of Bank of America or one of its subsidiaries.
■	Any investor buying shares through a Columbia Management state tuition plan organized under Section 529 of the Internal Revenue Code.
■	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor.
■	Any persons employed as of April 30, 2010 by the Previous Adviser, Previous Distributor or Previous Transfer Agent and immediate family members of any of the foregoing who share the same address and any employee of the Investment Manager, Distributor or Transfer Agent and immediate family members of any of the foregoing who share the same address and are eligible to make new and subsequent purchases in Class Z shares through a non-retirement account. If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Z shares.
As described in the prospectuses, any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of another fund distributed by the Distributor who holds Class Z shares is eligible to purchase Class Z shares subject to a minimum initial investment of $2,000. If the account in which the shareholder holds Class Z shares is not eligible to purchase additional Class Z shares, the shareholder may purchase Class Z shares in an account maintained directly with the Transfer Agent, subject to the $2,000 minimum for such direct account.
Class B Shares — Conversion to Class A Shares
Class B shares purchased in a series of CFST or CFST I at any time and a series of CFST II on or after June 13, 2009 automatically convert to Class A shares after you’ve owned the shares for eight years, except for Class B shares of Columbia Short Term Municipal Bond Fund, which do not convert to Class A shares. Class B shares originally purchased in a series of CFST II (other than a former Seligman Fund) on or prior to June 12, 2009 will convert to Class A shares after eight and one-half years of ownership through September 30, 2015, and after eight years of ownership effective October 1, 2015. Class B shares originally purchased in a former Seligman Fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. The conversion feature allows you to benefit from the lower operating costs of Class A shares, which can help increase your total returns from an investment in the fund.
The following rules apply to the conversion of Class B shares to Class A shares:
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■	Class B shares are converted on or about the 15th day of the month that they become eligible for conversion. For purposes of determining the month when your Class B shares are eligible for conversion, the start of the holding period is the first day of the month in which your purchase was made.
■	Any shares you received from reinvested distributions on these shares generally will convert to Class A shares at the same time.
■	You’ll receive the same dollar value of Class A shares as the Class B shares that were converted. Class B shares that you received from an exchange of Class B shares of another fund will convert based on the day you bought the original shares.
■	No sales charge or other charges apply, and conversions are free from U.S. federal income tax.
Class A Shares of Active Portfolio Funds
The Active Portfolio Funds offer only Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates. Class A shares of Active Portfolio Funds are not subject to any front-end sales charge or CDSC.
Additional Eligible Investors
The Distributor, in its sole discretion, may accept investments in any share class of a Fund from investors other than those listed above and in the Fund’s prospectus(es).
Additional Information about Minimum Initial Investments
The Distributor, in its sole discretion, may also waive minimum initial investment requirements, including, without limitation, the requirement for omnibus retirement plans with plan assets of less than $10 million to invest $500,000 or more in Class Y shares of a Fund. Minimum investment and related requirements may be modified at any time, with or without prior notice.
Additional Information about Systematic Withdrawal Plans
Systematic Withdrawal Plans allow you to schedule regular redemptions from your account any day of the month on a monthly, quarterly or semi-annual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, B, C, R4, R5, T, W, Y and Z share accounts. Contact the Transfer Agent or your financial advisor to set up the plan.
To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. If you set up the plan after you’ve opened your account, we may require your signature to be Medallion Signature Guaranteed, as described below.
You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending the balance to you. You can cancel the plan by giving the Fund 30 days notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.
Fund Reorganizations
Class A shares may be issued without any initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.
Rejection of Purchases
Each fund and the distributor of the funds reserve the right to reject any offer to purchase shares, in their sole discretion.
Medallion Signature Guarantees
The Transfer Agent may require a Medallion Signature Guarantee for your signature in order to process certain transactions. A Medallion Signature Guarantee helps assure that a signature is genuine and not a forgery. A Medallion Signature Guarantee must be provided by an eligible guarantor institution including, but not limited to, the following: bank, credit union, savings association, broker or dealer, that participates in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). Notarization by a notary public is not an acceptable signature guarantee. The Transfer Agent reserves the right to reject a signature guarantee and to request additional documentation for any transaction.
A Medallion Signature Guarantee is required if: (i) the transaction amount is over $100,000; (ii) you want your check made payable to someone other than yourself; (iii) your address has changed within the last 30 days; (iv) you want the check mailed to an address other than the address of record; (v) you want proceeds to be sent according to existing bank account instructions not coded for outgoing ACH or wire, or to a bank account not on file; (vi) you are the beneficiary of the account and the account owner is deceased (other documentation may be required); or (vii) you are changing legal ownership of your account.
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Dividend Diversification
Generally, you may automatically invest distributions made by another Fund into the same class of shares (and in some cases certain other classes of shares) of a Fund at no additional sales charge. A sales charge may apply when you invest distributions made with respect to shares that were not subject to a sales charge at the time of your initial purchase. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all selling agents.
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